UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MARCH 31, 2014

Core Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACCNX	-0.56%	5.45%	5.64%	11/30/06
Barclays U.S. Aggregate Bond Index	—	-0.10%	4.80%	4.86%	—
Institutional Class	ACCUX	-0.36%	5.66%	5.85%	11/30/06
A Class	ACCQX				11/30/06
No sales charge*		-0.81%	5.19%	5.38%
With sales charge*		-5.30%	4.24%	4.72%
C Class	ACCKX	-1.55%	4.41%	4.60%	11/30/06
R Class	ACCPX	-1.06%	4.93%	5.12%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
* From 11/30/06, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.65%	0.45%	0.90%	1.65%	1.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen
Performance Summary
Core Plus declined -0.56%* for the 12 months ended March 31, 2014. By comparison, the portfolio's benchmark, the Barclays U.S. Aggregate Bond Index, declined -0.10%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.
Core Plus’s absolute return reflected the relatively flat performance for investment-grade bonds overall during the 12-month period. The main detractors relative to the benchmark included exposure to Treasury inflation-protected securities (TIPS) and yield-curve positioning early in the period.
Treasury Yields Increased
The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency mortgage-backed securities (MBS).
That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month.
Against this backdrop, Treasury yields increased overall for the 12-month period, pushing Treasury returns, and the broad investment-grade bond market average, into negative territory. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% by the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%. Meanwhile, solid corporate fundamentals, investor demand for yield, and modest narrowing of spreads (the yield differences between typically higher-yielding non-Treasury securities and Treasury securities of the same maturity) helped generate positive returns for investment-grade and high-yield corporate bonds. MBS advanced fractionally overall, with credit-sensitive securities outperforming government agency mortgages.
Yield Curve Positioning, TIPS Weighed on Results
During May and June of the initial “taper tantrum,” the portfolio held some longer-maturity bond positions that detracted from relative performance as yields rose and the yield curve steepened. These positions included TIPS, which we added to the portfolio in early 2013, following the Fed’s announcement of a third round of QE. The inherent longer duration (greater price sensitivity to interest rate changes) of these TIPS, combined with declining inflation expectations, led to sharp underperformance for TIPS, and we eliminated the position in June.

* All fund returns referenced in this commentary are for Investor Class shares.

5

Anticipating further increases in rates, we shortened the portfolio’s duration during the second half of 2013. But bonds rallied on the “taper delay” and again in the first quarter of 2014, when weaker-than-expected U.S. economic activity, combined with political unrest in emerging markets, triggered a flight-to-quality rally among longer-maturity Treasuries. Accordingly, longer-maturity/duration positioning outperformed shorter-maturity/duration positioning in the last three months of the 12-month reporting period.

Corporate, MBS, Non-Dollar Positions Aided Performance
Our overweight position in investment-grade corporate credit, combined with security selection, contributed favorably to the portfolio’s performance. In addition, we held a small, non-benchmark (held in the portfolio but not represented in the benchmark) position in high-yield corporate bonds (primarily those with “BB” credit ratings), which also boosted relative performance.
Similarly, our overweight position in MBS, combined with security selection among mortgages, aided portfolio performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefiting from investor demand for yield. We also held positions in asset-backed securities (ABS) and hybrid adjustable-rate mortgages (ARMs), which outperformed the broad mortgage market and boosted the portfolio’s return.
Additionally, we maintained a small, out-of-benchmark allocation to non-U.S.-dollar-denominated securities, which also contributed to performance. Specifically, the portfolio held a mix of core and peripheral European bonds, which benefited from falling interest rates in Europe.
Outlook
Despite a downturn in rates during the final three months of the reporting period, we continue to believe interest rates will climb to more “normal” levels as the economy slowly improves and Fed tapering continues. Accordingly, we expect to maintain a relatively short duration and overweight positions in spread (non-Treasury) sectors relative to Treasuries. We also believe the U.S. economic recovery is ahead of Europe’s, increasing the attractiveness of European fixed income investment opportunities. Additionally, we believe active management and security selection will become increasingly important as rates normalize.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	5.0 years
Weighted Average Life	7.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	35.0%
U.S. Government Agency Mortgage-Backed Securities	29.9%
U.S. Treasury Securities	12.5%
Sovereign Governments and Agencies	9.6%
Collateralized Mortgage Obligations	7.1%
Commercial Mortgage-Backed Securities	6.0%
Municipal Securities	3.9%
Asset-Backed Securities	1.7%
U.S. Government Agency Securities	1.3%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(8.0)%*

*	Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.90	$3.27	0.65%
Institutional Class	$1,000	$1,021.90	$2.27	0.45%
A Class	$1,000	$1,019.60	$4.53	0.90%
C Class	$1,000	$1,015.80	$8.29	1.65%
R Class	$1,000	$1,018.30	$5.79	1.15%
Hypothetical
Investor Class	$1,000	$1,021.69	$3.28	0.65%
Institutional Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.44	$4.53	0.90%
C Class	$1,000	$1,016.70	$8.30	1.65%
R Class	$1,000	$1,019.20	$5.79	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
CORPORATE BONDS — 35.0%
AEROSPACE AND DEFENSE — 0.4%
L-3 Communications Corp., 4.75%, 7/15/20	$200,000	$209,951
Lockheed Martin Corp., 7.65%, 5/1/16	50,000	57,087
Lockheed Martin Corp., 4.25%, 11/15/19	110,000	118,828
United Technologies Corp., 6.125%, 2/1/19	80,000	94,385
United Technologies Corp., 6.05%, 6/1/36	95,000	117,487
United Technologies Corp., 5.70%, 4/15/40	60,000	71,901
		669,639
AUTOMOBILES — 0.8%
American Honda Finance Corp., 1.50%, 9/11/17(1)	100,000	100,038
Daimler Finance North America LLC, 1.30%, 7/31/15(1)	220,000	221,618
Daimler Finance North America LLC, 2.625%, 9/15/16(1)	80,000	82,978
Ford Motor Co., 4.75%, 1/15/43	50,000	48,538
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	190,000	202,614
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	100,000	126,290
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	270,000	311,177
Volkswagen International Finance NV, 1.625%, 3/22/15(1)	180,000	182,089
		1,275,342
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14	100,000	103,060
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	200,000	229,963
Pernod-Ricard SA, 2.95%, 1/15/17(1)	190,000	197,066
		530,089
BIOTECHNOLOGY — 0.3%
Amgen, Inc., 5.85%, 6/1/17	90,000	101,926
Amgen, Inc., 4.10%, 6/15/21	120,000	127,161
Amgen, Inc., 5.375%, 5/15/43	120,000	128,694
Celgene Corp., 3.25%, 8/15/22	100,000	97,647
Gilead Sciences, Inc., 4.40%, 12/1/21	100,000	108,221
		563,649
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20	100,000	113,613
Ameriprise Financial, Inc., 4.00%, 10/15/23	100,000	103,385
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	343,000	396,266
Jefferies Group, Inc., 5.125%, 4/13/18	80,000	87,245
		700,509
CHEMICALS — 0.9%
Ashland, Inc., 3.00%, 3/15/16	280,000	287,000
Dow Chemical Co. (The), 4.25%, 11/15/20	120,000	127,346

10

	Principal Amount	Value
Eastman Chemical Co., 2.40%, 6/1/17	$190,000	$193,789
Ecolab, Inc., 3.00%, 12/8/16	90,000	94,379
Ecolab, Inc., 4.35%, 12/8/21	170,000	183,242
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	275,000	287,375
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	223,008
Mosaic Co. (The), 4.25%, 11/15/23	80,000	82,240
		1,478,379
COMMERCIAL BANKS — 2.1%
Bank of America N.A., 5.30%, 3/15/17	300,000	330,410
Bank of America N.A., 6.00%, 10/15/36	250,000	299,129
Bank of Nova Scotia, 2.55%, 1/12/17	180,000	186,869
BB&T Corp., MTN, 5.70%, 4/30/14	20,000	20,081
BB&T Corp., MTN, 3.20%, 3/15/16	55,000	57,433
Capital One Financial Corp., 2.15%, 3/23/15	130,000	131,992
Capital One Financial Corp., 1.00%, 11/6/15	100,000	100,187
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	250,000	248,774
Fifth Third Bancorp, 4.30%, 1/16/24	80,000	81,277
HBOS plc, MTN, 6.75%, 5/21/18(1)	100,000	113,528
ING Bank NV, 2.00%, 9/25/15(1)	200,000	203,308
Intesa Sanpaolo SpA, 3.875%, 1/16/18	100,000	103,615
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	370,000	408,101
PNC Funding Corp., 4.375%, 8/11/20	50,000	54,221
Regions Bank, 7.50%, 5/15/18	250,000	295,673
Standard Chartered plc, 5.20%, 1/26/24(1)	200,000	205,754
SunTrust Banks, Inc., 3.60%, 4/15/16	33,000	34,722
Toronto-Dominion Bank (The), MTN, 2.50%, 7/14/16	80,000	83,083
U.S. Bancorp, 3.44%, 2/1/16	90,000	93,997
U.S. Bancorp, MTN, 2.95%, 7/15/22	70,000	67,458
Wells Fargo & Co., 3.68%, 6/15/16	100,000	106,100
Wells Fargo & Co., 5.625%, 12/11/17	100,000	114,180
Wells Fargo & Co., MTN, 4.60%, 4/1/21	130,000	143,315
		3,483,207
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Covanta Holding Corp., 5.875%, 3/1/24	250,000	255,225
Republic Services, Inc., 3.55%, 6/1/22	190,000	190,696
Waste Management, Inc., 4.75%, 6/30/20	70,000	76,923
		522,844
COMMUNICATIONS EQUIPMENT — 0.3%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	190,000	190,215
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	160,000	155,958
Crown Castle International Corp., 5.25%, 1/15/23	200,000	204,250
		550,423

11

	Principal Amount	Value
COMPUTERS AND PERIPHERALS — 0.4%
Dell, Inc., 2.30%, 9/10/15	$295,000	$297,212
Dell, Inc., 3.10%, 4/1/16	155,000	158,100
Hewlett-Packard Co., 4.30%, 6/1/21	100,000	104,718
Seagate HDD Cayman, 4.75%, 6/1/23(1)	170,000	168,725
		728,755
CONSTRUCTION MATERIALS — 0.2%
Covanta Holding Corp., 7.25%, 12/1/20	200,000	219,500
Owens Corning, 4.20%, 12/15/22	140,000	139,110
		358,610
CONSUMER FINANCE — 1.1%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	350,000	402,441
American Express Credit Corp., MTN, 2.375%, 3/24/17	140,000	145,133
CIT Group, Inc., 5.00%, 5/15/17	300,000	322,125
Equifax, Inc., 3.30%, 12/15/22	170,000	163,166
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(1)	260,000	267,475
PNC Bank N.A., 6.00%, 12/7/17	200,000	229,769
SLM Corp., MTN, 6.25%, 1/25/16	271,000	292,342
		1,822,451
CONTAINERS AND PACKAGING — 0.3%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)	290,000	309,937
Ball Corp., 6.75%, 9/15/20	150,000	163,313
Rock-Tenn Co., 3.50%, 3/1/20	100,000	101,602
		574,852
DIVERSIFIED CONSUMER SERVICES — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17	50,000	49,060
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	94,569
Johns Hopkins University, 4.08%, 7/1/53	55,000	51,451
		195,080
DIVERSIFIED FINANCIAL SERVICES — 3.9%
Ally Financial, Inc., 8.30%, 2/12/15	270,000	286,031
Bank of America Corp., 3.75%, 7/12/16	310,000	328,035
Bank of America Corp., 6.50%, 8/1/16	60,000	67,246
Bank of America Corp., 5.75%, 12/1/17	230,000	260,657
Bank of America Corp., 5.625%, 7/1/20	350,000	398,953
Citigroup, Inc., 4.45%, 1/10/17	350,000	378,311
Citigroup, Inc., 5.50%, 2/15/17	170,000	187,803
Citigroup, Inc., 1.75%, 5/1/18	350,000	344,291
Citigroup, Inc., 4.05%, 7/30/22	80,000	80,460
Citigroup, Inc., 3.875%, 10/25/23	140,000	139,305
Deutsche Bank AG, VRN, 4.30%, 5/24/23	200,000	188,825
General Electric Capital Corp., MTN, 5.625%, 9/15/17	50,000	56,785
General Electric Capital Corp., MTN, 4.65%, 10/17/21	250,000	275,030
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	310,000	316,538
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	230,000	261,248
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	$100,000	$99,774

12

	Principal Amount	Value
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	160,000	183,856
Goldman Sachs Group, Inc. (The), MTN, 3.70%, 8/1/15	110,000	114,113
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	230,000	257,037
HSBC Holdings plc, 4.00%, 3/30/22	60,000	62,426
JPMorgan Chase & Co., 6.00%, 1/15/18	210,000	241,281
JPMorgan Chase & Co., 4.625%, 5/10/21	230,000	251,165
Morgan Stanley, 5.00%, 11/24/25	260,000	268,152
Morgan Stanley, MTN, 6.625%, 4/1/18	350,000	408,477
Morgan Stanley, MTN, 5.625%, 9/23/19	460,000	524,003
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	150,000	157,641
UBS AG, 7.625%, 8/17/22	400,000	469,955
		6,607,398
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
AT&T, Inc., 3.875%, 8/15/21	180,000	188,062
AT&T, Inc., 2.625%, 12/1/22	70,000	65,219
AT&T, Inc., 6.55%, 2/15/39	70,000	82,866
AT&T, Inc., 4.30%, 12/15/42	60,000	53,372
British Telecommunications plc, 5.95%, 1/15/18	300,000	342,662
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	100,000	108,625
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(1)	110,000	112,611
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	200,000	237,799
Orange SA, 4.125%, 9/14/21	100,000	103,815
Telecom Italia Capital SA, 7.00%, 6/4/18	30,000	34,163
Telecom Italia Capital SA, 6.00%, 9/30/34	70,000	65,625
Telefonica Emisiones SAU, 5.88%, 7/15/19	80,000	90,226
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	110,262
Verizon Communications, Inc., 4.50%, 9/15/20	90,000	97,918
Verizon Communications, Inc., 5.15%, 9/15/23	240,000	263,169
Verizon Communications, Inc., 6.40%, 9/15/33	330,000	392,949
Verizon Communications, Inc., 5.05%, 3/15/34	150,000	154,366
Verizon Communications, Inc., 7.35%, 4/1/39	110,000	143,226
Verizon Communications, Inc., 4.75%, 11/1/41	60,000	58,106
Verizon Communications, Inc., 6.55%, 9/15/43	140,000	170,987
Virgin Media Finance plc, 8.375%, 10/15/19	134,000	144,050
Windstream Corp., 7.875%, 11/1/17	275,000	316,937
		3,337,015
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	2,000	2,372
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	170,000	193,800
ENERGY EQUIPMENT AND SERVICES — 0.3%
Ensco plc, 3.25%, 3/15/16	70,000	73,032
Ensco plc, 4.70%, 3/15/21	130,000	139,900
Transocean, Inc., 5.05%, 12/15/16	50,000	54,424
Transocean, Inc., 6.50%, 11/15/20	80,000	89,989
Transocean, Inc., 6.375%, 12/15/21	$60,000	$67,549

13

	Principal Amount	Value
Weatherford International Ltd., 9.625%, 3/1/19	60,000	77,992
		502,886
FOOD AND STAPLES RETAILING — 0.4%
Delhaize Group SA, 4.125%, 4/10/19	100,000	103,787
Dollar General Corp., 4.125%, 7/15/17	100,000	107,052
Kroger Co. (The), 6.40%, 8/15/17	100,000	114,894
Wal-Mart Stores, Inc., 5.875%, 4/5/27	95,000	116,537
Wal-Mart Stores, Inc., 4.875%, 7/8/40	90,000	96,890
Walgreen Co., 3.10%, 9/15/22	110,000	105,885
		645,045
FOOD PRODUCTS — 0.4%
Kraft Foods Group, Inc., 6.125%, 8/23/18	22,000	25,563
Kraft Foods Group, Inc., 5.375%, 2/10/20	41,000	46,828
Kraft Foods Group, Inc., 5.00%, 6/4/42	110,000	115,630
Mondelez International, Inc., 6.50%, 2/9/40	63,000	79,518
Tyson Foods, Inc., 6.60%, 4/1/16	100,000	110,503
Tyson Foods, Inc., 4.50%, 6/15/22	230,000	240,352
		618,394
GAS UTILITIES — 1.9%
El Paso Corp., 6.875%, 6/15/14	50,000	50,719
El Paso Corp., 7.25%, 6/1/18	120,000	137,143
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	200,000	210,006
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	160,000	183,995
Enbridge Energy Partners LP, 6.50%, 4/15/18	60,000	69,328
Enbridge Energy Partners LP, 5.20%, 3/15/20	70,000	76,538
Energy Transfer Equity LP, 7.50%, 10/15/20	180,000	206,775
Energy Transfer Partners LP, 5.20%, 2/1/22	80,000	86,506
Energy Transfer Partners LP, 3.60%, 2/1/23	40,000	38,336
Energy Transfer Partners LP, 6.50%, 2/1/42	140,000	159,206
Enterprise Products Operating LLC, 5.10%, 2/15/45	70,000	72,636
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	100,000	113,345
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	66,005
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	100,000	99,660
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	148,043
Magellan Midstream Partners LP, 6.55%, 7/15/19	170,000	200,642
Magellan Midstream Partners LP, 5.15%, 10/15/43	130,000	137,063
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	200,000	217,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.50%, 8/15/21	100,000	108,500
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	160,000	160,901
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	219,096
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23(1)	120,000	111,900

14

	Principal Amount	Value
Williams Cos., Inc. (The), 3.70%, 1/15/23	$130,000	$118,205
Williams Partners LP, 4.125%, 11/15/20	280,000	291,256
		3,283,304
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Biomet, Inc., 6.50%, 8/1/20	100,000	108,200
HEALTH CARE PROVIDERS AND SERVICES — 1.3%
Aetna, Inc., 2.75%, 11/15/22	60,000	56,472
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	282,000	296,805
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	280,000	299,600
Express Scripts Holding Co., 2.65%, 2/15/17	200,000	207,008
Express Scripts Holding Co., 7.25%, 6/15/19	100,000	121,660
HCA, Inc., 3.75%, 3/15/19	160,000	161,000
HCA, Inc., 7.875%, 2/15/20	140,000	149,380
HCA, Inc., 7.69%, 6/15/25	50,000	53,625
NYU Hospitals Center, 4.43%, 7/1/42	100,000	90,952
Tenet Healthcare Corp., 6.25%, 11/1/18	280,000	309,925
UnitedHealth Group, Inc., 4.25%, 3/15/43	100,000	95,646
Universal Health Services, Inc., 7.125%, 6/30/16	200,000	224,000
WellPoint, Inc., 3.125%, 5/15/22	110,000	105,466
WellPoint, Inc., 3.30%, 1/15/23	80,000	76,874
		2,248,413
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Pinnacle Entertainment, Inc., 8.75%, 5/15/20	50,000	54,938
Wyndham Worldwide Corp., 2.95%, 3/1/17	150,000	153,074
		208,012
HOUSEHOLD DURABLES — 0.6%
D.R. Horton, Inc., 3.625%, 2/15/18	280,000	285,250
Lennar Corp., 4.75%, 12/15/17	300,000	319,500
MDC Holdings, Inc., 5.50%, 1/15/24	100,000	102,672
Toll Brothers Finance Corp., 4.00%, 12/31/18	250,000	256,875
Toll Brothers Finance Corp., 6.75%, 11/1/19	90,000	102,600
		1,066,897
HOUSEHOLD PRODUCTS — 0.1%
Jarden Corp., 6.125%, 11/15/22	150,000	162,000
INDUSTRIAL CONGLOMERATES — 0.4%
Bombardier, Inc., 7.50%, 3/15/18(1)	265,000	300,112
General Electric Co., 5.25%, 12/6/17	220,000	249,568
General Electric Co., 4.125%, 10/9/42	100,000	96,485
		646,165
INSURANCE — 1.9%
Allstate Corp. (The), VRN, 5.75%, 8/15/23	120,000	126,225
American International Group, Inc., 6.40%, 12/15/20	260,000	310,321
American International Group, Inc., MTN, 5.85%, 1/16/18	122,000	139,569
American International Group, Inc., VRN, 8.18%, 5/15/38	60,000	79,125
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	130,000	142,008
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	200,000	199,745

15

	Principal Amount	Value
Berkshire Hathaway, Inc., 4.50%, 2/11/43	$40,000	$39,799
Genworth Holdings, Inc., 7.20%, 2/15/21	50,000	59,967
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	110,000	121,822
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	60,000	69,655
ING U.S., Inc., 5.50%, 7/15/22	150,000	168,561
ING U.S., Inc., 5.70%, 7/15/43	90,000	102,180
ING U.S., Inc., VRN, 5.65%, 5/15/23	100,000	99,900
International Lease Finance Corp., 8.75%, 3/15/17	50,000	58,875
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)	110,000	117,953
Liberty Mutual Group, Inc., 6.50%, 5/1/42(1)	100,000	118,895
Lincoln National Corp., 6.25%, 2/15/20	160,000	188,247
Markel Corp., 4.90%, 7/1/22	212,000	226,850
Markel Corp., 3.625%, 3/30/23	50,000	48,715
MetLife, Inc., 1.76%, 12/15/17	110,000	111,057
MetLife, Inc., 4.125%, 8/13/42	110,000	103,742
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	140,000	134,261
Prudential Financial, Inc., MTN, 7.375%, 6/15/19	115,000	141,102
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	110,000	124,845
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	45,000	51,160
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	90,000	102,213
WR Berkley Corp., 4.625%, 3/15/22	100,000	105,209
		3,292,001
INTERNET SOFTWARE AND SERVICES†
Netflix, Inc., 5.375%, 2/1/21	50,000	52,750
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	140,000	146,639
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	50,000	51,013
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	60,000	61,864
		112,877
MACHINERY — 0.2%
Oshkosh Corp., 5.375%, 3/1/22(1)	250,000	255,625
MEDIA — 1.9%
21st Century Fox America, Inc., 6.90%, 8/15/39	220,000	277,422
CBS Corp., 4.85%, 7/1/42	90,000	87,024
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	99,125
Comcast Corp., 5.90%, 3/15/16	200,000	219,937
Comcast Corp., 6.40%, 5/15/38	80,000	98,680
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	110,000	110,547
Discovery Communications LLC, 5.625%, 8/15/19	200,000	226,899
DISH DBS Corp., 7.125%, 2/1/16	260,000	284,700
DISH DBS Corp., 4.625%, 7/15/17	110,000	117,425
Gannett Co., Inc., 5.125%, 7/15/20(1)	130,000	134,225
NBCUniversal Media LLC, 5.15%, 4/30/20	180,000	203,691
NBCUniversal Media LLC, 4.375%, 4/1/21	170,000	184,788

16

	Principal Amount	Value
Qwest Corp., 7.50%, 10/1/14	$80,000	$82,608
SBA Telecommunications, Inc., 8.25%, 8/15/19	65,000	69,306
Time Warner Cable, Inc., 5.50%, 9/1/41	40,000	41,855
Time Warner Cable, Inc., 4.50%, 9/15/42	120,000	110,582
Time Warner, Inc., 7.70%, 5/1/32	100,000	134,471
Time Warner, Inc., 5.375%, 10/15/41	200,000	212,667
Viacom, Inc., 4.50%, 3/1/21	140,000	150,593
Viacom, Inc., 3.125%, 6/15/22	50,000	48,264
Viacom, Inc., 3.875%, 4/1/24	60,000	59,985
Virgin Media Secured Finance plc, 6.50%, 1/15/18	280,000	290,500
		3,245,294
METALS AND MINING — 0.9%
ArcelorMittal, 5.75%, 8/5/20	75,000	80,063
Barrick Gold Corp., 4.10%, 5/1/23	160,000	152,085
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	80,742
Barrick North America Finance LLC, 5.75%, 5/1/43	20,000	19,554
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	50,000	50,649
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(1)	290,000	306,131
Newmont Mining Corp., 6.25%, 10/1/39	80,000	77,709
Southern Copper Corp., 5.25%, 11/8/42	70,000	60,281
Steel Dynamics, Inc., 7.625%, 3/15/20	100,000	108,750
Teck Resources Ltd., 3.15%, 1/15/17	70,000	72,653
Vale Overseas Ltd., 5.625%, 9/15/19	170,000	188,675
Vale Overseas Ltd., 4.625%, 9/15/20	240,000	250,687
Xstrata Canada Financial Corp., 4.95%, 11/15/21(1)	130,000	134,599
		1,582,578
MULTI-UTILITIES — 2.5%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	120,000	105,675
CMS Energy Corp., 4.25%, 9/30/15	50,000	52,384
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	100,415
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	142,237
Consumers Energy Co., 2.85%, 5/15/22	50,000	48,941
Dominion Gas Holdings LLC, 3.55%, 11/1/23(1)	40,000	39,558
Dominion Resources, Inc., 2.25%, 9/1/15	200,000	204,057
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	140,004
Dominion Resources, Inc., 2.75%, 9/15/22	130,000	123,308
Dominion Resources, Inc., 4.90%, 8/1/41	220,000	225,312
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	100,000	109,250
DPL, Inc., 6.50%, 10/15/16	230,000	249,550
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	50,000	60,504
Duke Energy Corp., 1.625%, 8/15/17	180,000	180,567
Duke Energy Corp., 3.55%, 9/15/21	80,000	81,855
Duke Energy Florida, Inc., 6.35%, 9/15/37	70,000	89,225
Edison International, 3.75%, 9/15/17	100,000	106,568
Exelon Generation Co. LLC, 5.20%, 10/1/19	110,000	120,424
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	83,714

17

	Principal Amount	Value
FirstEnergy Corp., 2.75%, 3/15/18	$90,000	$89,832
FirstEnergy Corp., 4.25%, 3/15/23	130,000	126,341
GenOn Energy, Inc., 7.875%, 6/15/17	300,000	303,000
Georgia Power Co., 4.30%, 3/15/42	70,000	67,881
Ipalco Enterprises, Inc., 5.00%, 5/1/18	100,000	106,250
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	80,000	88,267
Nisource Finance Corp., 4.45%, 12/1/21	60,000	62,784
Nisource Finance Corp., 5.65%, 2/1/45	80,000	86,344
NRG Energy, Inc., 7.625%, 1/15/18	270,000	304,425
PacifiCorp, 6.00%, 1/15/39	110,000	136,561
Progress Energy, Inc., 3.15%, 4/1/22	80,000	78,734
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	32,254
San Diego Gas & Electric Co., 3.00%, 8/15/21	70,000	70,564
Sempra Energy, 6.50%, 6/1/16	88,000	98,017
Sempra Energy, 9.80%, 2/15/19	30,000	39,780
Sempra Energy, 2.875%, 10/1/22	130,000	123,360
Southern Power Co., 5.15%, 9/15/41	40,000	42,242
Wisconsin Electric Power Co., 2.95%, 9/15/21	150,000	149,724
Xcel Energy, Inc., 4.80%, 9/15/41	60,000	61,944
		4,331,852
MULTILINE RETAIL — 0.2%
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	38,000	42,301
Macy's Retail Holdings, Inc., 3.875%, 1/15/22	150,000	154,925
Target Corp., 4.00%, 7/1/42	80,000	74,106
		271,332
OFFICE ELECTRONICS — 0.1%
Pitney Bowes, Inc., 4.625%, 3/15/24	100,000	99,504
Xerox Corp., 2.95%, 3/15/17	90,000	93,650
		193,154
OIL, GAS AND CONSUMABLE FUELS — 2.5%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	340,000	262,650
Anadarko Petroleum Corp., 6.45%, 9/15/36	80,000	94,924
Apache Corp., 4.75%, 4/15/43	40,000	40,368
BP Capital Markets plc, 1.85%, 5/5/17	100,000	101,652
BP Capital Markets plc, 4.50%, 10/1/20	80,000	87,182
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	250,000	260,625
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	147,027
Denbury Resources, Inc., 8.25%, 2/15/20	100,000	109,250
Devon Energy Corp., 5.60%, 7/15/41	50,000	55,577
EOG Resources, Inc., 5.625%, 6/1/19	60,000	69,402
Hess Corp., 6.00%, 1/15/40	40,000	45,372
Marathon Petroleum Corp., 3.50%, 3/1/16	60,000	62,889
Newfield Exploration Co., 6.875%, 2/1/20	120,000	128,400
Noble Energy, Inc., 4.15%, 12/15/21	220,000	232,192
Peabody Energy Corp., 7.375%, 11/1/16	260,000	292,500

18

	Principal Amount	Value
Peabody Energy Corp., 6.00%, 11/15/18	$100,000	$105,375
Peabody Energy Corp., 6.50%, 9/15/20	5,000	5,188
Pemex Project Funding Master Trust, 6.625%, 6/15/35	100,000	111,500
Petro-Canada, 6.80%, 5/15/38	110,000	139,721
Petrobras Global Finance BV, 5.625%, 5/20/43	70,000	59,538
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	180,000	188,849
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	220,000	223,614
Petroleos Mexicanos, 6.00%, 3/5/20	105,000	118,781
Petroleos Mexicanos, 4.875%, 1/24/22	200,000	209,500
Petroleos Mexicanos, 6.50%, 6/2/41	70,000	77,000
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	77,600
Phillips 66, 4.30%, 4/1/22	260,000	275,371
Plains Exploration & Production Co., 6.875%, 2/15/23	90,000	100,575
Shell International Finance BV, 2.375%, 8/21/22	160,000	150,951
Statoil ASA, 2.45%, 1/17/23	220,000	206,672
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	150,000	161,250
Talisman Energy, Inc., 7.75%, 6/1/19	105,000	127,000
		4,328,495
PAPER AND FOREST PRODUCTS — 0.3%
Domtar Corp., 4.40%, 4/1/22	190,000	189,650
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	260,000	292,041
International Paper Co., 6.00%, 11/15/41	70,000	80,544
		562,235
PERSONAL PRODUCTS — 0.2%
Elizabeth Arden, Inc., 7.375%, 3/15/21	300,000	324,000
PHARMACEUTICALS — 0.2%
Actavis, Inc., 1.875%, 10/1/17	110,000	109,617
Actavis, Inc., 3.25%, 10/1/22	100,000	96,056
Actavis, Inc., 4.625%, 10/1/42	70,000	67,153
Bristol-Myers Squibb Co., 3.25%, 8/1/42	100,000	81,743
Merck & Co., Inc., 3.60%, 9/15/42	30,000	26,432
Roche Holdings, Inc., 7.00%, 3/1/39(1)	10,000	14,004
		395,005
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.7%
American Tower Corp., 4.70%, 3/15/22	200,000	209,344
Boston Properties LP, 5.00%, 6/1/15	150,000	157,263
BRE Properties, Inc., 3.375%, 1/15/23	60,000	56,997
DDR Corp., 4.75%, 4/15/18	240,000	260,498
Digital Realty Trust LP, 4.50%, 7/15/15	70,000	72,556
Essex Portfolio LP, 3.625%, 8/15/22	170,000	166,356
Essex Portfolio LP, 3.25%, 5/1/23	50,000	46,958
HCP, Inc., 3.75%, 2/1/16	250,000	263,301
Health Care REIT, Inc., 2.25%, 3/15/18	70,000	70,290
Health Care REIT, Inc., 3.75%, 3/15/23	60,000	59,024
Health Care REIT, Inc., 4.50%, 1/15/24	80,000	82,562

19

	Principal Amount	Value
Hospitality Properties Trust, 4.65%, 3/15/24	$180,000	$179,461
Host Hotels & Resorts LP, 6.00%, 10/1/21	165,000	186,721
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	97,048
Kilroy Realty LP, 3.80%, 1/15/23	230,000	224,651
ProLogis LP, 4.25%, 8/15/23	110,000	112,104
Reckson Operating Partnership LP, 6.00%, 3/31/16	100,000	108,539
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership LP, 7.75%, 3/15/20	115,000	136,960
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	70,000	72,674
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	150,000	159,187
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	80,000	86,359
		2,808,853
ROAD AND RAIL — 0.7%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	127,000	131,788
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	103,468
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	114,892
CSX Corp., 4.25%, 6/1/21	150,000	159,731
CSX Corp., 3.70%, 11/1/23	140,000	138,908
Norfolk Southern Corp., 5.75%, 4/1/18	110,000	125,534
Norfolk Southern Corp., 3.25%, 12/1/21	130,000	131,131
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(1)	80,000	82,043
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(1)	50,000	50,859
Union Pacific Corp., 4.75%, 9/15/41	110,000	113,030
		1,151,384
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.2%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	300,000	308,250
SOFTWARE — 0.2%
Intuit, Inc., 5.75%, 3/15/17	220,000	247,230
Oracle Corp., 5.75%, 4/15/18	100,000	115,258
		362,488
SPECIALTY RETAIL — 0.6%
Hertz Corp. (The), 6.75%, 4/15/19	300,000	322,875
Home Depot, Inc. (The), 5.95%, 4/1/41	170,000	207,050
Staples, Inc., 4.375%, 1/12/23	150,000	146,018
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	100,000	102,375
United Rentals North America, Inc., 5.75%, 7/15/18	290,000	311,750
		1,090,068
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	269,000	295,227
L Brands, Inc., 6.90%, 7/15/17	250,000	287,188
PVH Corp., 4.50%, 12/15/22	140,000	138,950
		721,365
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19	36,000	47,570
Altria Group, Inc., 2.85%, 8/9/22	190,000	178,647

20

	Principal Amount	Value
Philip Morris International, Inc., 4.125%, 5/17/21	$120,000	$129,816
		356,033
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Alltel Corp., 7.875%, 7/1/32	10,000	13,514
America Movil SAB de CV, 5.00%, 3/30/20	100,000	110,101
America Movil SAB de CV, 3.125%, 7/16/22	110,000	105,242
Sprint Communications, 6.00%, 12/1/16	285,000	313,144
Vodafone Group plc, 5.625%, 2/27/17	140,000	157,310
		699,311
TOTAL CORPORATE BONDS (Cost $57,887,885)		59,675,319
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 29.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.7%
FHLMC, VRN, 1.76%, 4/15/14	250,319	252,188
FHLMC, VRN, 1.85%, 4/15/14	461,594	467,068
FHLMC, VRN, 1.97%, 4/15/14	289,876	295,046
FHLMC, VRN, 1.98%, 4/15/14	288,880	293,166
FHLMC, VRN, 2.07%, 4/15/14	785,002	789,838
FHLMC, VRN, 2.36%, 4/15/14	592,995	588,068
FHLMC, VRN, 2.57%, 4/15/14	181,777	190,482
FHLMC, VRN, 2.88%, 4/15/14	334,156	341,493
FHLMC, VRN, 3.23%, 4/15/14	135,584	144,577
FHLMC, VRN, 3.30%, 4/15/14	436,406	454,490
FHLMC, VRN, 3.81%, 4/15/14	460,716	485,760
FHLMC, VRN, 4.04%, 4/15/14	226,917	240,507
FHLMC, VRN, 5.22%, 4/15/14	291,030	308,247
FHLMC, VRN, 5.37%, 4/15/14	119,727	124,981
FHLMC, VRN, 5.77%, 4/15/14	460,707	473,667
FHLMC, VRN, 5.97%, 4/15/14	436,455	458,023
FHLMC, VRN, 6.12%, 4/15/14	182,957	191,894
FNMA, VRN, 1.94%, 4/25/14	187,039	199,577
FNMA, VRN, 2.70%, 4/25/14	585,360	593,436
FNMA, VRN, 3.35%, 4/25/14	141,829	152,335
FNMA, VRN, 3.77%, 4/25/14	352,776	372,913
FNMA, VRN, 3.92%, 4/25/14	287,753	303,887
FNMA, VRN, 5.24%, 4/25/14	279,818	302,684
		8,024,327
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 25.2%
FHLMC, 4.50%, 6/1/21	48,686	51,660
FHLMC, 5.50%, 1/1/38	30,871	33,937
FHLMC, 5.50%, 4/1/38	158,952	174,740
FHLMC, 4.00%, 4/1/41	1,318,688	1,374,888
FHLMC, 6.50%, 7/1/47	2,223	2,415
FNMA, 3.00%, 4/10/14(3)	2,000,000	1,931,406
FNMA, 3.50%, 4/10/14(3)	500,000	503,105
FNMA, 4.00%, 4/10/14(3)	3,950,000	4,104,914

21

	Principal Amount	Value
FNMA, 4.50%, 4/10/14(3)	$2,750,000	$2,934,443
FNMA, 5.00%, 4/10/14(3)	2,500,000	2,726,173
FNMA, 5.50%, 4/10/14(3)	2,000,000	2,206,875
FNMA, 5.00%, 7/1/20	101,290	108,839
FNMA, 5.00%, 7/1/31	1,076,830	1,179,325
FNMA, 4.50%, 10/1/33	545,336	584,577
FNMA, 5.00%, 11/1/33	1,114,986	1,224,437
FNMA, 6.00%, 12/1/33	743,044	837,073
FNMA, 5.50%, 4/1/34	883,136	982,374
FNMA, 5.50%, 4/1/34	287,129	319,483
FNMA, 5.00%, 8/1/34	142,430	155,844
FNMA, 5.50%, 8/1/34	305,071	339,428
FNMA, 5.00%, 4/1/35	721,769	789,231
FNMA, 5.00%, 8/1/35	52,222	57,145
FNMA, 4.50%, 9/1/35	63,168	67,541
FNMA, 5.50%, 7/1/36	55,258	61,030
FNMA, 5.50%, 12/1/36	98,575	108,881
FNMA, 6.00%, 7/1/37	215,316	239,859
FNMA, 6.00%, 8/1/37	149,480	166,272
FNMA, 6.50%, 8/1/37	22,017	23,983
FNMA, 6.00%, 9/1/37	210,714	235,102
FNMA, 6.00%, 11/1/37	247,180	275,892
FNMA, 5.00%, 3/1/38	330,707	360,971
FNMA, 6.50%, 9/1/38	326,187	371,256
FNMA, 5.50%, 1/1/39	420,733	464,223
FNMA, 5.00%, 2/1/39	694,802	762,197
FNMA, 4.50%, 4/1/39	197,726	212,419
FNMA, 4.50%, 5/1/39	488,497	527,928
FNMA, 6.50%, 5/1/39	12,044	13,542
FNMA, 4.50%, 6/1/39	1,168,795	1,255,172
FNMA, 4.50%, 10/1/39	757,210	814,397
FNMA, 4.00%, 10/1/40	709,100	738,233
FNMA, 4.50%, 11/1/40	674,399	723,784
FNMA, 4.00%, 8/1/41	1,017,093	1,058,631
FNMA, 4.50%, 9/1/41	713,118	761,750
FNMA, 3.50%, 5/1/42	843,650	849,619
FNMA, 3.50%, 6/1/42	914,516	921,457
FNMA, 3.50%, 9/1/42	884,002	890,300
FNMA, 6.50%, 8/1/47	4,253	4,655
FNMA, 6.50%, 8/1/47	3,990	4,363
FNMA, 6.50%, 9/1/47	12,588	13,754
FNMA, 6.50%, 9/1/47	479	524
FNMA, 6.50%, 9/1/47	1,621	1,771
FNMA, 6.50%, 9/1/47	4,988	5,449
FNMA, 6.50%, 9/1/47	1,572	1,716
GNMA, 5.50%, 12/15/32	258,132	288,499

22

		Principal Amount	Value
GNMA, 6.00%, 9/20/38		$110,620	$125,309
GNMA, 5.50%, 12/20/38		269,743	298,167
GNMA, 4.50%, 6/15/39		1,165,273	1,261,612
GNMA, 4.50%, 1/15/40		720,192	780,136
GNMA, 4.50%, 4/15/40		765,720	829,278
GNMA, 4.00%, 11/20/40		1,693,733	1,783,044
GNMA, 3.50%, 6/20/42		2,884,225	2,948,379
			42,873,407
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $50,695,240)			50,897,734
U.S. TREASURY SECURITIES — 12.5%
U.S. Treasury Bonds, 2.75%, 11/15/42		1,700,000	1,448,453
U.S. Treasury Notes, 0.50%, 10/15/14		6,000,000	6,013,830
U.S. Treasury Notes, 0.375%, 11/15/15(4)		350,000	350,574
U.S. Treasury Notes, 0.75%, 6/30/17		1,000,000	990,977
U.S. Treasury Notes, 0.50%, 7/31/17		3,000,000	2,943,282
U.S. Treasury Notes, 2.375%, 7/31/17		500,000	521,328
U.S. Treasury Notes, 0.75%, 10/31/17		950,000	935,008
U.S. Treasury Notes, 0.875%, 1/31/18		2,600,000	2,558,460
U.S. Treasury Notes, 1.375%, 7/31/18		1,500,000	1,491,562
U.S. Treasury Notes, 1.375%, 9/30/18		2,600,000	2,577,757
U.S. Treasury Notes, 1.25%, 10/31/18		1,140,000	1,122,188
U.S. Treasury Notes, 1.25%, 11/30/18		400,000	393,156
TOTAL U.S. TREASURY SECURITIES (Cost $21,683,847)			21,346,575
SOVEREIGN GOVERNMENTS AND AGENCIES — 9.6%
BELGIUM — 3.0%
Belgium Government Bond, 4.25%, 9/28/22	EUR	3,160,000	5,186,260
BRAZIL — 0.1%
Brazilian Government International Bond, 4.875%, 1/22/21		$190,000	202,920
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21		120,000	120,900
Chile Government International Bond, 3.625%, 10/30/42		100,000	83,250
			204,150
COLOMBIA — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		330,000	344,025
ITALY — 0.1%
Italy Government International Bond, 6.875%, 9/27/23		80,000	97,816
MEXICO — 0.6%
Mexico Government International Bond, 5.625%, 1/15/17		30,000	33,450
Mexico Government International Bond, MTN, 5.95%, 3/19/19		250,000	291,250
Mexico Government International Bond, 5.125%, 1/15/20		470,000	524,050
Mexico Government International Bond, MTN, 4.75%, 3/8/44		130,000	124,150
			972,900

23

		Principal Amount	Value
NORWAY — 1.7%
Norway Government Bond, 3.75%, 5/25/21	NOK	16,000,000	$2,878,161
PERU — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50		$150,000	160,125
PHILIPPINES — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		200,000	210,750
Philippine Government International Bond, 6.375%, 10/23/34		100,000	124,500
			335,250
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15		40,000	41,700
Poland Government International Bond, 5.125%, 4/21/21		60,000	66,405
Poland Government International Bond, 3.00%, 3/17/23		100,000	93,750
			201,855
SOUTH AFRICA — 0.1%
South Africa Government International Bond, 4.67%, 1/17/24		100,000	99,500
SOUTH KOREA — 0.2%
Export-Import Bank of Korea, 3.75%, 10/20/16		110,000	117,359
Korea Development Bank (The), 3.25%, 3/9/16		100,000	104,608
Korea Development Bank (The), 4.00%, 9/9/16		70,000	74,703
			296,670
SPAIN — 0.6%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	650,000	986,524
SWEDEN — 1.4%
Sweden Government Bond, 3.50%, 6/1/22	SEK	14,300,000	2,468,684
TURKEY — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23		$200,000	175,650
UNITED KINGDOM — 1.0%
United Kingdom Gilt, 4.50%, 12/7/42	GBP	820,000	1,622,659
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	65,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $15,961,681)			16,298,549
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 7.1%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 5.9%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37		155,445	121,232
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34		333,911	346,178
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19		78,193	80,249
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35		421,462	443,561
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37		378,349	352,600
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.59%, 4/1/14		232,579	232,411
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.38%, 4/1/14		473,824	473,894
24

	Principal Amount	Value
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	$57,059	$53,432
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.25%, 4/1/14	319,094	316,493
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	322,514	341,663
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	5,339	5,362
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	28,577	28,420
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.52%, 4/1/14	55,385	55,103
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.19%, 4/1/14	253,555	250,343
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 4/1/14	441,151	446,605
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.76%, 4/1/14	230,085	233,171
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 4/1/14	792,887	756,047
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.93%, 4/1/14	95,797	97,389
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.65%, 4/1/14	268,528	275,313
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS SEQ, 3.21%, 2/15/46	400,000	383,664
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/14	174,870	176,861
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	147,296	157,730
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.71%, 4/1/14	210,178	213,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	161,096	157,561
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	49,300	50,551
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	581,963	618,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	630,934	622,521
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	153,768	151,531
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 4/1/14	201,120	184,497
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	190,056	185,285
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	454,893	446,288
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	558,861	574,496
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	172,688	179,616
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	257,401	267,399
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	505,435	520,173

25

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	$42,976	$44,582
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.07%, 4/1/14	197,003	199,224
		10,042,895
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
FHLMC, Series 2684, Class FP, VRN, 0.66%, 4/15/14	239,757	240,913
FHLMC, Series 3397, Class GF, VRN, 0.66%, 4/15/14	268,360	270,136
FNMA, Series 2006-43, Class FM, VRN, 0.45%, 4/25/14	93,268	93,133
FNMA, Series 2007-36, Class FB, VRN, 0.55%, 4/25/14	439,781	441,747
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	975,000	975,178
		2,021,107
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,854,969)		12,064,002
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 6.0%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/14	200,000	212,805
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	825,000	792,454
COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class B, VRN, 4.72%, 4/1/14	325,000	343,914
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 4/15/14(1)	400,000	400,693
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/14	300,000	305,122
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/1/14	664,000	680,263
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/14	324,705	325,446
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	653,069	672,716
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	905,928	931,826
GS Mortgage Securities Corp. Trust, Series 2012-ALOHA, Class C, VRN, 4.13%, 4/1/14(1)	300,000	303,399
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/14(1)	350,000	341,205
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	150,000	156,475
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	300,000	317,500
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	74,939	77,832
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 6.00%, 4/11/14	41,518	41,547
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/14	75,000	76,874
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	159,027	160,594
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/14	700,000	734,371
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/14	576,000	613,501

26

	Principal Amount	Value
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	$640,216	$651,426
VNDO Mortgage Trust, Series 2013-PENN, Class D, VRN, 3.95%, 4/1/14(1)	500,000	497,976
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.40%, 4/1/14	288,161	289,086
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	41,120	41,348
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,185,000	1,202,765
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,318,505)		10,171,138
MUNICIPAL SECURITIES — 3.9%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	65,000	73,026
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	150,000	197,274
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	150,000	198,016
California GO, (Building Bonds), 6.65%, 3/1/22	40,000	47,896
California GO, (Building Bonds), 7.55%, 4/1/39	130,000	181,847
California GO, (Building Bonds), 7.30%, 10/1/39	10,000	13,482
California GO, (Building Bonds), 7.60%, 11/1/40	25,000	35,328
Illinois GO, 5.88%, 3/1/19	55,000	61,752
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	220,000	218,020
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	25,000	27,683
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	45,000	47,406
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	150,000	205,705
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	10,000	11,778
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	50,000	58,690
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	80,000	102,835
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	50,000	65,095
Missouri Highway & Transit Commission Rev., (Building Bonds), 5.45%, 5/1/33	50,000	56,908
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	40,000	54,577
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	80,000	86,582
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	40,000	48,987
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	65,000	75,327
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	75,000	77,194
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	1,720,000	1,031,690
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	1,200,000	716,328

27

	Principal Amount	Value
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	$1,300,000	$993,538
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	1,195,000	897,720
Puerto Rico Public Buildings Authority Rev., Series 2012 U, 5.25%, 7/1/42	475,000	328,282
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	175,000	207,009
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	150,000	176,524
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	85,000	92,878
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	50,000	62,203
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	59,874
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	100,000	116,852
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	90,000	98,608
TOTAL MUNICIPAL SECURITIES (Cost $6,592,843)		6,726,914
ASSET-BACKED SECURITIES(2) — 1.7%
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	230,000	230,129
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.41%, 4/15/14	480,000	476,362
CNH Equipment Trust, Series 2013-B, Class A2 SEQ, 0.44%, 10/17/16	1,010,985	1,011,079
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	250,000	249,901
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.70%, 4/10/14(1)	450,000	451,142
TAL Advantage LLC, Series 2014 1A, Class A, 3.51%, 2/22/39(1)	347,083	347,295
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	100,000	100,750
TOTAL ASSET-BACKED SECURITIES (Cost $2,865,181)		2,866,658
U.S. GOVERNMENT AGENCY SECURITIES — 1.3%
FNMA, 6.625%, 11/15/30 (Cost $2,173,922)	1,620,000	2,232,213
TEMPORARY CASH INVESTMENTS — 1.0%
BNP Paribas Finance, Inc., 0.02%, 4/1/14(5)	514,000	513,999
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $94,775), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $92,859)		92,859

28

	Principal Amount/ Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $83,358), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $81,716)		$81,716
SSgA U.S. Government Money Market Fund	314,848	314,848
Union Bank N.A., 0.02%, 4/1/14(5)	$618,000	617,998
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,621,423)		1,621,420
TOTAL INVESTMENT SECURITIES — 108.0% (Cost $181,655,496)		183,900,522
OTHER ASSETS AND LIABILITIES(6) — (8.0)%		(13,647,834)
TOTAL NET ASSETS — 100.0%		$170,252,688

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	420,000	USD	377,491	Barclays Bank plc	4/10/14	$11,803
AUD	720,000	USD	642,902	Barclays Bank plc	4/10/14	24,459
AUD	224,746	USD	207,252	JPMorgan Chase Bank N.A.	4/10/14	1,063
AUD	300,000	USD	265,871	Westpac Group	4/10/14	12,197
USD	1,117,926	AUD	1,280,000	HSBC Holdings plc	4/10/14	(68,493)
USD	342,355	AUD	380,000	Westpac Group	4/10/14	(9,863)
BRL	906,680	USD	376,982	Barclays Bank plc	4/10/14	21,780
BRL	1,083,310	USD	449,003	Barclays Bank plc	4/10/14	27,442
USD	240,000	BRL	579,984	Barclays Bank plc	4/10/14	(15,080)
USD	580,000	BRL	1,413,866	Barclays Bank plc	4/10/14	(41,826)
CAD	553,425	USD	500,000	Barclays Bank plc	4/10/14	506
CAD	1,352,773	USD	1,220,000	Deutsche Bank	4/10/14	3,419
CAD	618,985	USD	560,000	JPMorgan Chase Bank N.A.	4/10/14	(203)
USD	480,000	CAD	524,736	Deutsche Bank	4/10/14	5,440
USD	220,000	CAD	242,836	Deutsche Bank	4/10/14	384
USD	480,000	CAD	530,880	Deutsche Bank	4/10/14	(117)
USD	1,466,688	CAD	1,609,221	HSBC Holdings plc	4/10/14	11,342
USD	420,000	CAD	473,571	Westpac Group	4/10/14	(8,288)
CHF	322,657	USD	360,000	Barclays Bank plc	4/10/14	4,999
CHF	266,456	USD	300,000	Deutsche Bank	4/10/14	1,423
CHF	217,430	USD	246,995	Deutsche Bank	4/10/14	(1,032)
CHF	542,506	USD	620,000	JPMorgan Chase Bank N.A.	4/10/14	(6,301)
CHF	671	USD	738	UBS AG	4/10/14	21
USD	540,000	CHF	486,583	Barclays Bank plc	4/10/14	(10,437)
USD	360,000	CHF	322,560	Deutsche Bank	4/10/14	(4,889)
CLP	288,093,756	USD	518,714	Barclays Bank plc	4/10/14	6,193
CLP	190,357,704	USD	346,042	Barclays Bank plc	4/10/14	790
CLP	236,124,000	USD	420,000	Barclays Bank plc	4/10/14	10,218
USD	358,589	CLP	190,844,481	Barclays Bank plc	4/10/14	10,870
USD	440,000	CLP	246,004,000	Barclays Bank plc	4/10/14	(8,220)
USD	480,000	CLP	271,056,000	Barclays Bank plc	4/10/14	(13,864)

29

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	10,496,300	USD	1,720,000	Barclays Bank plc	4/10/14	$(29,248)
CNY	2,562,546	USD	420,000	Barclays Bank plc	4/10/14	(7,223)
USD	400,000	CNY	2,461,280	Barclays Bank plc	4/10/14	3,535
USD	860,000	CNY	5,292,612	Barclays Bank plc	4/10/14	7,462
USD	340,000	CNY	2,096,134	Barclays Bank plc	4/10/14	2,353
USD	518,714	CNY	3,193,515	Barclays Bank plc	4/10/14	4,300
COP	732,780,000	USD	360,000	Barclays Bank plc	4/10/14	11,415
COP	658,023,557	USD	328,519	Barclays Bank plc	4/10/14	5,005
COP	754,376,000	USD	380,000	Barclays Bank plc	4/10/14	2,361
USD	500,000	COP	982,250,000	Barclays Bank plc	4/10/14	2,139
USD	200,000	COP	407,700,000	Barclays Bank plc	4/10/14	(6,646)
CZK	9,643,954	USD	480,000	Barclays Bank plc	4/10/14	4,002
CZK	23,818	USD	1,181	Deutsche Bank	4/10/14	14
USD	475,771	CZK	9,682,397	Barclays Bank plc	4/10/14	(10,160)
EUR	282,723	USD	384,527	Barclays Bank plc	4/10/14	4,959
EUR	300,000	USD	410,587	Barclays Bank plc	4/10/14	2,701
EUR	380,000	USD	524,891	Barclays Bank plc	4/10/14	(1,393)
EUR	960,000	USD	1,294,661	HSBC Holdings plc	4/10/14	27,860
EUR	180,000	USD	247,984	JPMorgan Chase Bank N.A.	4/10/14	(12)
EUR	400,000	USD	554,840	UBS AG	4/10/14	(3,790)
USD	4,313,942	EUR	3,175,336	Barclays Bank plc	4/10/14	(60,482)
USD	939,313	EUR	693,077	Barclays Bank plc	4/10/14	(15,487)
USD	979,967	EUR	720,000	Barclays Bank plc	4/10/14	(11,924)
USD	792,258	EUR	579,725	Barclays Bank plc	4/10/14	(6,386)
USD	605,293	EUR	440,000	Barclays Bank plc	4/10/14	(862)
USD	822,829	EUR	600,000	Barclays Bank plc	4/10/14	(3,746)
USD	111,881	EUR	81,229	Barclays Bank plc	4/10/14	(22)
USD	896,932	EUR	660,000	Deutsche Bank	4/10/14	(12,301)
GBP	800,000	USD	1,303,416	Barclays Bank plc	4/10/14	30,223
GBP	220,000	USD	359,446	Deutsche Bank	4/10/14	7,304
USD	298,250	GBP	180,000	Deutsche Bank	4/10/14	(1,819)
USD	352,382	GBP	212,778	Deutsche Bank	4/10/14	(2,330)
USD	1,663,939	GBP	1,018,444	HSBC Holdings plc	4/10/14	(33,857)
HUF	112,490,000	USD	500,000	Barclays Bank plc	4/10/14	4,068
HUF	111,100,650	USD	500,000	Barclays Bank plc	4/10/14	(2,158)
HUF	129,717,174	USD	580,000	Barclays Bank plc	4/10/14	1,263
HUF	56,790,499	USD	255,886	Deutsche Bank	4/10/14	(1,408)
HUF	162,775,728	USD	720,000	Deutsche Bank	4/10/14	9,398
USD	320,000	HUF	73,052,416	Barclays Bank plc	4/10/14	(7,348)
USD	600,000	HUF	135,174,000	Barclays Bank plc	4/10/14	(5,715)
USD	440,000	HUF	98,591,680	Deutsche Bank	4/10/14	(1,789)
USD	420,000	HUF	95,913,720	Deutsche Bank	4/10/14	(9,789)
USD	1,140,000	HUF	259,790,952	Deutsche Bank	4/10/14	(24,123)
IDR	8,432,300,000	USD	740,000	Westpac Group	4/10/14	3,851
USD	700,000	IDR	8,575,000,000	Westpac Group	4/10/14	(56,440)
ILS	1,267,562	USD	360,000	Barclays Bank plc	4/10/14	3,426

30

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	2,584,613	USD	740,000	Deutsche Bank	4/10/14	$1,041
ILS	1,966,647	USD	560,000	Deutsche Bank	4/10/14	3,863
ILS	1,122,506	USD	324,094	Deutsche Bank	4/10/14	(2,257)
ILS	2,908,366	USD	840,000	Deutsche Bank	4/10/14	(6,135)
ILS	2,068,765	USD	592,929	UBS AG	4/10/14	212
USD	1,800,000	ILS	6,280,902	Barclays Bank plc	4/10/14	(814)
USD	780,000	ILS	2,724,704	Deutsche Bank	4/10/14	(1,207)
USD	780,000	ILS	2,710,040	Deutsche Bank	4/10/14	2,997
INR	40,452,720	USD	660,000	Barclays Bank plc	4/10/14	15,730
INR	36,795,000	USD	589,352	UBS AG	4/10/14	25,279
INR	46,080,000	USD	720,000	Westpac Group	4/10/14	49,729
USD	583,237	INR	36,811,003	Barclays Bank plc	4/10/14	(31,661)
USD	520,000	INR	32,650,800	Barclays Bank plc	4/10/14	(25,405)
JPY	55,435,320	USD	540,000	Barclays Bank plc	4/10/14	(2,891)
JPY	51,188,000	USD	500,000	Barclays Bank plc	4/10/14	(4,043)
JPY	40,820,000	USD	400,000	Barclays Bank plc	4/10/14	(4,498)
JPY	114,966,880	USD	1,120,000	Barclays Bank plc	4/10/14	(6,093)
JPY	34,793,900	USD	340,000	Deutsche Bank	4/10/14	(2,884)
USD	460,000	JPY	47,466,480	Barclays Bank plc	4/10/14	100
USD	320,000	JPY	32,680,000	Deutsche Bank	4/10/14	3,366
USD	1,241,034	JPY	129,686,722	Westpac Group	4/10/14	(15,492)
USD	192,880	JPY	19,944,602	Westpac Group	4/10/14	(362)
KRW	1,664,357	USD	1,562	Westpac Group	4/10/14	2
KRW	601,496,000	USD	560,000	Westpac Group	4/10/14	5,141
KRW	424,480,000	USD	400,000	Westpac Group	4/10/14	(1,176)
USD	560,000	KRW	597,800,000	Westpac Group	4/10/14	(1,668)
USD	380,000	KRW	410,400,000	Westpac Group	4/10/14	(5,595)
MXN	9,634,848	USD	726,696	Barclays Bank plc	4/10/14	10,840
MXN	2,937,883	USD	220,000	Barclays Bank plc	4/10/14	4,891
MXN	3,201,600	USD	240,000	Barclays Bank plc	4/10/14	5,079
MXN	1,838,112	USD	138,324	UBS AG	4/10/14	2,381
USD	260,000	MXN	3,486,080	Barclays Bank plc	4/10/14	(6,855)
USD	560,000	MXN	7,435,618	Barclays Bank plc	4/10/14	(9,187)
USD	500,000	MXN	6,653,544	Barclays Bank plc	4/10/14	(9,321)
MYR	720,412	USD	220,000	Barclays Bank plc	4/10/14	721
MYR	2,402,415	USD	726,200	Barclays Bank plc	4/10/14	9,857
MYR	2,341,150	USD	700,000	Westpac Group	4/10/14	17,286
USD	1,160,000	MYR	3,839,832	Barclays Bank plc	4/10/14	(16,455)
USD	460,000	MYR	1,544,174	Barclays Bank plc	4/10/14	(13,107)
NOK	4,534,908	USD	729,838	Barclays Bank plc	4/10/14	27,286
NOK	3,719,504	USD	620,000	Deutsche Bank	4/10/14	988
NOK	2,433,888	USD	400,000	Deutsche Bank	4/10/14	6,349
NOK	2,611,400	USD	440,000	JPMorgan Chase Bank N.A.	4/10/14	(4,015)
USD	2,915,006	NOK	17,931,949	Deutsche Bank	4/10/14	(78,816)
USD	720,000	NOK	4,465,446	Deutsche Bank	4/10/14	(25,527)
USD	300,000	NOK	1,841,490	Deutsche Bank	4/10/14	(7,445)

31

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	259,459	NOK	1,550,505	Deutsche Bank	4/10/14	$595
NZD	1,130	USD	938	Westpac Group	4/10/14	42
NZD	535,137	USD	449,697	Westpac Group	4/10/14	14,416
NZD	340,000	USD	290,312	Westpac Group	4/10/14	4,562
USD	442,930	NZD	540,000	Westpac Group	4/10/14	(25,401)
PHP	24,232,500	USD	540,000	Westpac Group	4/10/14	659
PHP	30,741,924	USD	677,732	Westpac Group	4/10/14	8,161
USD	680,000	PHP	30,788,360	Barclays Bank plc	4/10/14	(6,929)
USD	520,000	PHP	23,244,000	Westpac Group	4/10/14	1,396
USD	340,000	PHP	15,260,900	Westpac Group	4/10/14	(491)
PLN	2,525,211	USD	820,000	Barclays Bank plc	4/10/14	14,682
PLN	1,057,339	USD	343,684	Deutsche Bank	4/10/14	5,809
PLN	1,402,540	USD	460,000	UBS AG	4/10/14	3,595
USD	280,000	PLN	850,148	Barclays Bank plc	4/10/14	(1,007)
USD	460,000	PLN	1,432,992	Deutsche Bank	4/10/14	(13,660)
USD	440,000	PLN	1,330,347	Deutsche Bank	4/10/14	268
RUB	44,729,294	USD	1,326,688	UBS AG	4/10/14	(54,684)
USD	300,000	RUB	10,201,050	Barclays Bank plc	4/10/14	9,904
USD	335,242	RUB	11,784,393	Barclays Bank plc	4/10/14	119
USD	660,000	RUB	24,362,250	Barclays Bank plc	4/10/14	(32,809)
USD	215,824	RUB	7,276,500	UBS AG	4/10/14	8,896
USD	458,493	RUB	15,458,100	UBS AG	4/10/14	18,899
SEK	3,229,732	USD	500,000	Deutsche Bank	4/10/14	(1,054)
SEK	3,884,833	USD	600,000	Deutsche Bank	4/10/14	149
SEK	1,987,278	USD	306,114	Deutsche Bank	4/10/14	891
SEK	2,248,216	USD	350,860	UBS AG	4/10/14	(3,544)
USD	200,000	SEK	1,294,488	Barclays Bank plc	4/10/14	21
USD	2,608,616	SEK	16,912,178	Deutsche Bank	4/10/14	(4,065)
USD	360,000	SEK	2,319,768	Deutsche Bank	4/10/14	1,630
USD	380,000	SEK	2,445,566	Deutsche Bank	4/10/14	2,196
USD	620,000	SEK	3,937,860	JPMorgan Chase Bank N.A.	4/10/14	11,659
SGD	1,423,011	USD	1,120,000	Barclays Bank plc	4/10/14	11,264
SGD	990,525	USD	780,546	HSBC Holdings plc	4/10/14	6,900
USD	640,000	SGD	817,293	Barclays Bank plc	4/10/14	(9,731)
USD	780,000	SGD	991,064	Deutsche Bank	4/10/14	(7,875)
USD	855	SGD	1,089	HSBC Holdings plc	4/10/14	(10)
THB	10,012,205	USD	311,228	Westpac Group	4/10/14	(2,699)
THB	30,470,100	USD	940,000	Westpac Group	4/10/14	(1,056)
USD	300,000	THB	9,753,000	Westpac Group	4/10/14	(541)
USD	920,000	THB	30,005,800	Westpac Group	4/10/14	(4,636)
TRY	447,246	USD	200,000	Deutsche Bank	4/10/14	8,452
TRY	1,941,765	USD	880,000	Deutsche Bank	4/10/14	25,016
TRY	444,977	USD	207,486	JPMorgan Chase Bank N.A.	4/10/14	(91)
TRY	673,604	USD	300,000	JPMorgan Chase Bank N.A.	4/10/14	13,953
USD	540,000	TRY	1,216,285	Barclays Bank plc	4/10/14	(26,885)
USD	109,648	TRY	244,779	Deutsche Bank	4/10/14	(4,438)

32

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	240,000	TRY	539,167	HSBC Holdings plc	4/10/14	$(11,295)
USD	680,000	TRY	1,492,014	JPMorgan Chase Bank N.A.	4/10/14	(15,396)
TWD	12,146,000	USD	400,000	Westpac Group	4/10/14	(1,053)
USD	600,400	TWD	18,015,000	Westpac Group	4/10/14	8,680
USD	300,000	TWD	9,025,500	Westpac Group	4/10/14	3,549
USD	340,000	TWD	10,361,500	Westpac Group	4/10/14	(333)
ZAR	4,047,752	USD	380,000	Barclays Bank plc	4/10/14	4,003
ZAR	3,450,880	USD	320,000	JPMorgan Chase Bank N.A.	4/10/14	7,379
ZAR	2,444,321	USD	224,776	JPMorgan Chase Bank N.A.	4/10/14	7,112
ZAR	2,120,305	USD	200,000	UBS AG	4/10/14	1,150
USD	360,000	ZAR	4,046,040	Barclays Bank plc	4/10/14	(23,841)
USD	272,360	ZAR	3,004,429	Deutsche Bank	4/10/14	(12,665)
USD	260,000	ZAR	2,867,705	HSBC Holdings plc	4/10/14	(12,054)
						$(375,090)

FUTURES CONTRACTS
	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
92	U.S. Treasury 10-Year Notes	June 2014	$11,362,000	$81,550
2	U.S. Treasury Long Bonds	June 2014	266,438	(1,778)
24	U.S. Treasury Ultra Long Bonds	June 2014	3,467,250	(39,135)
			$15,095,688	$40,637

33

Notes to Schedule of Investments
AUD	-	Australian Dollar	JPY	-	Japanese Yen
BRL	-	Brazilian Real	KRW	-	South Korea Won
CAD	-	Canadian Dollar	MTN	-	Medium Term Note
CHF	-	Swiss Franc	MXN	-	Mexican Peso
CLP	-	Chilean Peso	MYR	-	Malaysian Ringgit
CNY	-	Chinese Yuan	NOK	-	Norwegian Krone
COP	-	Colombian Peso	NZD	-	New Zealand Dollar
CZK	-	Czech Koruna	PHP	-	Philippine Peso
EUR	-	Euro	PLN	-	Polish Zloty
FHLMC	-	Federal Home Loan Mortgage Corporation	RUB	-	Russian Ruble
FNMA	-	Federal National Mortgage Association	SEK	-	Swedish Krona
GBP	-	British Pound	SEQ	-	Sequential Payer
GNMA	-	Government National Mortgage Association	SGD	-	Singapore Dollar
GO	-	General Obligation	THB	-	Thai Baht
HUF	-	Hungarian Forint	TRY	-	Turkish Lira
IDR	-	Indonesian Rupiah	TWD	-	Taiwanese Dollar
ILS	-	Israeli Shekel	USD	-	United States Dollar
INR	-	Indian Rupee	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
			ZAR	-	South African Rand
†    Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $8,936,172, which represented 5.2% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Forward commitment. Settlement date is indicated.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $330,542.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $181,655,496)	$183,900,522
Foreign currency holdings, at value (cost of $357,208)	361,996
Receivable for investments sold	3,771,874
Receivable for capital shares sold	60,672
Receivable for variation margin on futures contracts	15,375
Unrealized appreciation on forward foreign currency exchange contracts	691,133
Interest receivable	1,481,514
190,283,086

Liabilities
Payable for investments purchased	18,594,272
Payable for capital shares redeemed	233,417
Unrealized depreciation on forward foreign currency exchange contracts	1,066,223
Accrued management fees	93,809
Distribution and service fees payable	22,131
Dividends payable	20,546
20,030,398

Net Assets	$170,252,688

Net Assets Consist of:
Capital paid in	$171,277,730
Undistributed net investment income	320,938
Accumulated net realized loss	(3,264,129)
Net unrealized appreciation	1,918,149
$170,252,688

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$109,463,018	10,181,335	$10.75
Institutional Class	$2,655,893	247,082	$10.75
A Class	$42,285,869	3,932,754	$10.75*
C Class	$13,800,725	1,283,838	$10.75
R Class	$2,047,183	190,439	$10.75
*Maximum offering price $11.26 (net asset value divided by 0.955).

See Notes to Financial Statements.

35

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$6,369,680

Expenses:
Management fees	1,462,463
Distribution and service fees:
A Class	170,214
C Class	186,287
R Class	11,160
Trustees' fees and expenses	14,438
Other expenses	135
1,844,697

Net investment income (loss)	4,524,983

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(912,092)
Futures contract transactions	(130,230)
Swap agreement transactions	41,552
Foreign currency transactions	(386,033)
(1,386,803)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,448,091)
Futures contracts	19,326
Swap agreements	(39,312)
Translation of assets and liabilities in foreign currencies	(617,195)
(7,085,272)

Net realized and unrealized gain (loss)	(8,472,075)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,947,092)

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$4,524,983	$5,172,719
Net realized gain (loss)	(1,386,803)	3,597,616
Change in net unrealized appreciation (depreciation)	(7,085,272)	2,313,193
Net increase (decrease) in net assets resulting from operations	(3,947,092)	11,083,528

Distributions to Shareholders
From net investment income:
Investor Class	(3,629,020)	(3,669,567)
Institutional Class	(116,143)	(205,007)
A Class	(1,647,171)	(2,010,524)
C Class	(314,112)	(297,205)
R Class	(49,603)	(38,084)
From net realized gains:
Investor Class	(800,927)	(1,441,546)
Institutional Class	(20,562)	(65,510)
A Class	(350,966)	(871,642)
C Class	(103,253)	(202,152)
R Class	(14,255)	(16,549)
Decrease in net assets from distributions	(7,046,012)	(8,817,786)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(123,515,822)	76,562,565

Net increase (decrease) in net assets	(134,508,926)	78,828,307

Net Assets
Beginning of period	304,761,614	225,933,307
End of period	$170,252,688	$304,761,614

Undistributed (distributions in excess of) net investment income	$320,938	$(11,441)

See Notes to Financial Statements.

37

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

39

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2014 was 0.65% for the Investor Class, A Class, C Class and R Class and 0.45% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $311,887,796, of which $256,543,551 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $439,514,004, of which $358,650,549 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,435,554	$37,366,194	9,599,763	$107,889,583
Issued in reinvestment of distributions	381,574	4,118,478	412,804	4,648,509
Redeemed	(8,691,869)	(94,155,357)	(5,980,098)	(67,190,333)
	(4,874,741)	(52,670,685)	4,032,469	45,347,759
Institutional Class
Sold	21,740	239,575	82,599	927,394
Issued in reinvestment of distributions	12,626	136,705	23,969	269,856
Redeemed	(497,945)	(5,450,660)	(137,989)	(1,554,880)
	(463,579)	(5,074,380)	(31,421)	(357,630)
A Class
Sold	1,478,357	16,149,461	5,803,766	65,181,665
Issued in reinvestment of distributions	178,151	1,925,410	240,202	2,705,154
Redeemed	(6,904,042)	(74,779,705)	(3,705,859)	(41,609,347)
	(5,247,534)	(56,704,834)	2,338,109	26,277,472
C Class
Sold	246,421	2,695,531	872,696	9,817,512
Issued in reinvestment of distributions	30,849	332,366	31,391	353,432
Redeemed	(1,113,501)	(12,025,589)	(459,616)	(5,155,924)
	(836,231)	(8,997,692)	444,471	5,015,020
R Class
Sold	59,638	644,149	61,564	690,549
Issued in reinvestment of distributions	5,868	63,222	4,813	54,194
Redeemed	(71,666)	(775,602)	(41,115)	(464,799)
	(6,160)	(68,231)	25,262	279,944
Net increase (decrease)	(11,428,245)	$(123,515,822)	6,808,890	$76,562,565

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$59,675,319	—
U.S. Government Agency Mortgage-Backed Securities	—	50,897,734	—
U.S. Treasury Securities	—	21,346,575	—
Sovereign Governments and Agencies	—	16,298,549	—
Collateralized Mortgage Obligations	—	12,064,002	—
Commercial Mortgage-Backed Securities	—	10,171,138	—
Municipal Securities	—	6,726,914	—
Asset-Backed Securities	—	2,866,658	—
U.S. Government Agency Securities	—	2,232,213	—
Temporary Cash Investments	$314,848	1,306,572	—
	$314,848	$183,585,674	—
Other Financial Instruments
Futures Contracts	$81,550	—	—
Forward Foreign Currency Exchange Contracts	—	$691,133	—
	$81,550	$691,133	—

Liabilities
Other Financial Instruments
Futures Contracts	$(40,913)	—	—
Forward Foreign Currency Exchange Contracts	—	$(1,066,223)	—
	$(40,913)	$(1,066,223)	—

7. Derivative Instruments
Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to sell protection throughout most of the period. The position reached its termination date in December 2013.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized

42

appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$691,133	Unrealized depreciation on forward foreign currency exchange contracts	$1,066,223
Interest Rate Risk	Receivable for variation margin on futures contracts *	15,375	Payable for variation margin on futures contracts *	—
		$706,508		$1,066,223

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$41,552	Change in net unrealized appreciation (depreciation) on swap agreements	$(39,312)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(408,710)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(625,445)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(130,230)	Change in net unrealized appreciation (depreciation) on futures contracts	19,326
		$(497,388)		$(645,431)

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8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$6,016,183	$7,822,696
Long-term capital gains	$1,029,829	$995,090

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$181,677,946
Gross tax appreciation of investments	$4,331,025
Gross tax depreciation of investments	(2,108,449)
Net tax appreciation (depreciation) of investments	$2,222,576
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(21,217)
Net tax appreciation (depreciation)	$2,201,359
Other book-to-tax adjustments	$(93,281)
Undistributed ordinary income	$248,259
Accumulated short-term capital losses	$(3,248,986)
Accumulated long-term capital losses	$(132,393)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized appreciation (depreciation) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.18	0.23	(0.30)	(0.07)	(0.29)	(0.07)	(0.36)	$10.75	(0.56)%	0.65%	2.15%	130%	$109,463
2013	$11.05	0.22	0.28	0.50	(0.27)	(0.10)	(0.37)	$11.18	4.48%	0.65%	1.98%	137%	$168,301
2012	$10.68	0.34	0.51	0.85	(0.41)	(0.07)	(0.48)	$11.05	8.04%	0.66%	3.12%	91%	$121,763
2011	$10.58	0.35	0.22	0.57	(0.38)	(0.09)	(0.47)	$10.68	5.42%	0.66%	3.26%	96%	$70,442
2010	$10.07	0.42	0.59	1.01	(0.43)	(0.07)	(0.50)	$10.58	10.22%	0.66%	3.99%	131%	$34,569
Institutional Class
2014	$11.18	0.25	(0.29)	(0.04)	(0.32)	(0.07)	(0.39)	$10.75	(0.36)%	0.45%	2.35%	130%	$2,656
2013	$11.04	0.25	0.28	0.53	(0.29)	(0.10)	(0.39)	$11.18	4.78%	0.45%	2.18%	137%	$7,942
2012	$10.67	0.36	0.51	0.87	(0.43)	(0.07)	(0.50)	$11.04	8.26%	0.46%	3.32%	91%	$8,195
2011	$10.58	0.37	0.21	0.58	(0.40)	(0.09)	(0.49)	$10.67	5.53%	0.46%	3.46%	96%	$2,642
2010	$10.07	0.43	0.61	1.04	(0.46)	(0.07)	(0.53)	$10.58	10.44%	0.46%	4.19%	131%	$1,669
A Class
2014	$11.18	0.20	(0.29)	(0.09)	(0.27)	(0.07)	(0.34)	$10.75	(0.81)%	0.90%	1.90%	130%	$42,286
2013	$11.05	0.19	0.28	0.47	(0.24)	(0.10)	(0.34)	$11.18	4.22%	0.90%	1.73%	137%	$102,626
2012	$10.67	0.31	0.52	0.83	(0.38)	(0.07)	(0.45)	$11.05	7.87%	0.91%	2.87%	91%	$75,579
2011	$10.58	0.33	0.20	0.53	(0.35)	(0.09)	(0.44)	$10.67	5.06%	0.91%	3.01%	96%	$45,424
2010	$10.07	0.39	0.60	0.99	(0.41)	(0.07)	(0.48)	$10.58	9.95%	0.91%	3.74%	131%	$37,131

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.18	0.12	(0.29)	(0.17)	(0.19)	(0.07)	(0.26)	$10.75	(1.55)%	1.65%	1.15%	130%	$13,801
2013	$11.04	0.11	0.28	0.39	(0.15)	(0.10)	(0.25)	$11.18	3.54%	1.65%	0.98%	137%	$23,695
2012	$10.67	0.23	0.51	0.74	(0.30)	(0.07)	(0.37)	$11.04	6.97%	1.66%	2.12%	91%	$18,505
2011	$10.58	0.25	0.20	0.45	(0.27)	(0.09)	(0.36)	$10.67	4.28%	1.66%	2.26%	96%	$15,002
2010	$10.07	0.31	0.60	0.91	(0.33)	(0.07)	(0.40)	$10.58	9.13%	1.66%	2.99%	131%	$10,397
R Class
2014	$11.18	0.18	(0.30)	(0.12)	(0.24)	(0.07)	(0.31)	$10.75	(1.06)%	1.15%	1.65%	130%	$2,047
2013	$11.04	0.17	0.28	0.45	(0.21)	(0.10)	(0.31)	$11.18	4.05%	1.15%	1.48%	137%	$2,197
2012	$10.67	0.29	0.51	0.80	(0.36)	(0.07)	(0.43)	$11.04	7.50%	1.16%	2.62%	91%	$1,892
2011	$10.58	0.30	0.21	0.51	(0.33)	(0.09)	(0.42)	$10.67	4.80%	1.16%	2.76%	96%	$1,359
2010	$10.07	0.36	0.60	0.96	(0.38)	(0.07)	(0.45)	$10.58	9.68%	1.16%	3.49%	131%	$562

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

47

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

48

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

49

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

50

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

51

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $257,863 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $1,029,829, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82103 1405

ANNUAL REPORT	MARCH 31, 2014

Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	-0.35%	4.76%	4.56%	4.81%	12/3/01
Barclays U.S. Aggregate Bond Index	—	-0.10%	4.80%	4.46%	4.94%	—
Institutional Class	ACBPX	-0.15%	4.97%	4.77%	5.65%	4/1/93
A Class(1)	ADFAX					12/3/01
No sales charge*		-0.69%	4.50%	4.30%	4.55%
With sales charge*		-5.14%	3.55%	3.82%	4.16%
B Class	CDBBX					1/31/03
No sales charge*		-1.34%	3.72%	3.52%	3.61%
With sales charge*		-5.34%	3.55%	3.52%	3.61%
C Class	CDBCX	-1.43%	3.72%	3.52%	3.63%	1/31/03
R Class	ADVRX	-0.84%	4.26%	—	4.45%	7/29/05
R6 Class	ADDVX	—	—	—	2.39%(2)	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.60%	0.40%	0.85%	1.60%	1.60%	1.10%	0.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond declined -0.35%* for the 12 months ended March 31, 2014. By comparison, the portfolio's benchmark, the Barclays U.S. Aggregate Bond Index, declined -0.10%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Diversified Bond’s absolute return reflected the relatively flat performance for investment-grade bonds overall during the 12-month period. The main detractors relative to the benchmark included exposure to Treasury inflation-protected securities (TIPS) and yield-curve positioning early in the period.

Treasury Yields Increased

The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency mortgage-backed securities (MBS).

That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month.

Against this backdrop, Treasury yields increased overall for the 12-month period, pushing Treasury returns, and the broad investment-grade bond market average, into negative territory. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% by the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%. Meanwhile, solid corporate fundamentals, investor demand for yield, and modest narrowing of spreads (the yield differences between typically higher-yielding non-Treasury securities and Treasury securities of the same maturity) helped generate positive returns for investment-grade and high-yield corporate bonds. MBS advanced fractionally overall, with credit-sensitive securities outperforming government agency mortgages.

* All fund returns referenced in this commentary are for Investor Class shares.

5

Yield Curve Positioning, TIPS Weighed on Results

During May and June of the initial “taper tantrum,” the portfolio held some longer-maturity bond positions that detracted from relative performance as yields rose and the yield curve steepened. These positions included TIPS, which we added to the portfolio in early 2013, following the Fed’s announcement of a third round of QE. The inherent longer duration (greater price sensitivity to interest rate changes) of these TIPS, combined with declining inflation expectations, led to sharp underperformance for TIPS, and we eliminated the position in June.

Anticipating further increases in rates, we shortened the portfolio’s duration during the second half of 2013. But bonds rallied on the “taper delay” and again in the first quarter of 2014, when weaker-than-expected U.S. economic activity, combined with political unrest in emerging markets, triggered a flight-to-quality rally among longer-maturity Treasuries. Accordingly, longer-maturity/duration positioning outperformed shorter-maturity/duration positioning in the last three months of the 12-month reporting period.

Corporate, MBS, Non-Dollar Positions Aided Performance

Our overweight position in investment-grade corporate credit, combined with security selection, contributed favorably to the portfolio’s performance. In addition, we held a small, non-benchmark (held in the portfolio but not represented in the benchmark) position in high-yield corporate bonds (primarily those with “BB” credit ratings), which also boosted relative performance.

Similarly, our overweight position in MBS, combined with security selection among mortgages, aided portfolio performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefiting from investor demand for yield. We also held positions in asset-backed securities (ABS) and hybrid adjustable-rate mortgages (ARMs), which outperformed the broad mortgage market and boosted the portfolio’s return.

Additionally, we maintained a small, out-of-benchmark allocation to non-U.S.-dollar-denominated securities, which also contributed to performance. Specifically, the portfolio held a mix of core and peripheral European bonds, which benefited from falling interest rates in Europe.

Outlook

Despite a downturn in rates during the final three months of the reporting period, we continue to believe interest rates will climb to more “normal” levels as the economy slowly improves and Fed tapering continues. Accordingly, we expect to maintain a relatively short duration and overweight positions in spread (non-Treasury) sectors relative to Treasuries. We also believe the U.S. economic recovery is ahead of Europe’s, increasing the attractiveness of European fixed income investment opportunities. Additionally, we believe active management and security selection will become increasingly important as rates normalize.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	4.9 years
Weighted Average Life	7.5 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	29.0%
Corporate Bonds	29.0%
U.S. Treasury Securities	22.3%
Sovereign Governments and Agencies	9.4%
Collateralized Mortgage Obligations	6.0%
Commercial Mortgage-Backed Securities	5.5%
Asset-Backed Securities	2.6%
Municipal Securities	1.4%
U.S. Government Agency Securities	1.2%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(8.0)%*

*	Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.90	$3.02	0.60%
Institutional Class	$1,000	$1,021.90	$2.02	0.40%
A Class	$1,000	$1,019.60	$4.28	0.85%
B Class	$1,000	$1,015.80	$8.04	1.60%
C Class	$1,000	$1,015.80	$8.04	1.60%
R Class	$1,000	$1,019.30	$5.54	1.10%
R6 Class	$1,000	$1,022.20	$1.76	0.35%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
B Class	$1,000	$1,016.95	$8.05	1.60%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) - 29.0%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.8%
FHLMC, VRN, 1.76%, 4/15/14	$5,274,082	$5,313,453
FHLMC, VRN, 1.85%, 4/15/14	9,231,883	9,341,357
FHLMC, VRN, 1.97%, 4/15/14	7,039,844	7,165,400
FHLMC, VRN, 1.98%, 4/15/14	7,944,205	8,062,064
FHLMC, VRN, 2.07%, 4/15/14	13,083,374	13,163,963
FHLMC, VRN, 2.36%, 4/15/14	13,684,495	13,570,800
FHLMC, VRN, 2.375%, 4/15/14	16,361,352	17,458,845
FHLMC, VRN, 2.40%, 4/15/14	2,457,397	2,622,820
FHLMC, VRN, 2.57%, 4/15/14	2,423,698	2,539,764
FHLMC, VRN, 2.88%, 4/15/14	2,255,555	2,305,077
FHLMC, VRN, 3.23%, 4/15/14	3,067,299	3,270,742
FHLMC, VRN, 3.30%, 4/15/14	6,764,293	7,044,589
FHLMC, VRN, 3.56%, 4/15/14	2,800,255	2,988,603
FHLMC, VRN, 3.76%, 4/15/14	3,301,407	3,481,243
FHLMC, VRN, 3.81%, 4/15/14	6,450,022	6,800,646
FHLMC, VRN, 4.04%, 4/15/14	4,084,508	4,329,131
FHLMC, VRN, 4.33%, 4/15/14	5,020,798	5,199,001
FHLMC, VRN, 4.625%, 4/15/14	1,491,537	1,604,662
FHLMC, VRN, 5.13%, 4/15/14	1,370,992	1,422,749
FHLMC, VRN, 5.22%, 4/15/14	2,667,773	2,825,599
FHLMC, VRN, 5.37%, 4/15/14	3,591,824	3,749,426
FHLMC, VRN, 5.77%, 4/15/14	9,589,432	9,859,193
FHLMC, VRN, 5.97%, 4/15/14	9,107,710	9,557,760
FHLMC, VRN, 6.12%, 4/15/14	3,659,237	3,837,974
FNMA, VRN, 1.90%, 4/25/14	2,030,118	2,166,124
FNMA, VRN, 1.94%, 4/25/14	8,015,942	8,553,319
FNMA, VRN, 1.94%, 4/25/14	13,633,292	14,550,892
FNMA, VRN, 1.94%, 4/25/14	4,496,078	4,812,722
FNMA, VRN, 2.34%, 4/25/14	939,586	996,805
FNMA, VRN, 2.70%, 4/25/14	10,597,194	10,743,399
FNMA, VRN, 3.08%, 4/25/14	3,042,128	3,170,428
FNMA, VRN, 3.32%, 4/25/14	2,211,609	2,285,191
FNMA, VRN, 3.35%, 4/25/14	3,102,515	3,332,329
FNMA, VRN, 3.77%, 4/25/14	4,440,183	4,693,626
FNMA, VRN, 3.92%, 4/25/14	6,392,479	6,750,904
FNMA, VRN, 5.24%, 4/25/14	5,447,824	5,893,012
FNMA, VRN, 6.04%, 4/25/14	999,437	1,089,670
		216,553,282
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.2%
FHLMC, 7.00%, 6/1/14	416	417
FHLMC, 6.50%, 6/1/16	9,697	10,119
10

	Principal Amount	Value
FHLMC, 6.50%, 6/1/16	$21,417	$22,201
FHLMC, 5.00%, 11/1/17	196,522	208,751
FHLMC, 4.50%, 1/1/19	31,198	33,022
FHLMC, 5.00%, 1/1/21	2,158,417	2,330,122
FHLMC, 5.00%, 4/1/21	491,680	523,769
FHLMC, 7.00%, 9/1/27	4,628	5,348
FHLMC, 6.50%, 1/1/28	7,265	8,208
FHLMC, 7.00%, 2/1/28	1,208	1,390
FHLMC, 6.50%, 3/1/29	42,427	48,375
FHLMC, 6.50%, 6/1/29	37,659	42,239
FHLMC, 7.00%, 8/1/29	4,535	5,084
FHLMC, 5.00%, 4/1/31	8,487,701	9,311,793
FHLMC, 5.00%, 5/1/31	9,467,830	10,389,222
FHLMC, 6.50%, 5/1/31	1,044	1,173
FHLMC, 6.50%, 5/1/31	26,299	29,550
FHLMC, 6.50%, 6/1/31	648	728
FHLMC, 6.50%, 6/1/31	719	807
FHLMC, 6.50%, 6/1/31	109	122
FHLMC, 6.50%, 6/1/31	1,347	1,514
FHLMC, 6.50%, 6/1/31	2,957	3,322
FHLMC, 5.50%, 12/1/33	596,833	665,536
FHLMC, 6.00%, 9/1/35	9,476,548	10,676,544
FHLMC, 5.50%, 12/1/37	614,600	675,645
FHLMC, 5.50%, 1/1/38	1,719,955	1,890,790
FHLMC, 6.00%, 2/1/38	6,183,808	6,871,663
FHLMC, 5.50%, 4/1/38	1,986,899	2,184,248
FHLMC, 6.00%, 8/1/38	220,198	245,342
FHLMC, 4.00%, 4/1/41	37,676,787	39,282,515
FHLMC, 6.50%, 7/1/47	52,993	57,558
FNMA, 3.00%, 4/10/14(2)	45,000,000	43,456,640
FNMA, 3.50%, 4/10/14(2)	70,000,000	70,434,763
FNMA, 4.00%, 4/10/14(2)	79,000,000	82,098,277
FNMA, 4.50%, 4/10/14(2)	25,000,000	26,676,758
FNMA, 5.00%, 4/10/14(2)	96,000,000	104,685,024
FNMA, 5.50%, 4/10/14(2)	37,000,000	40,827,195
FNMA, 5.50%, 12/1/16	89,513	95,447
FNMA, 5.50%, 12/1/16	24,107	25,704
FNMA, 5.00%, 6/1/18	1,933,237	2,055,018
FNMA, 4.50%, 5/1/19	606,183	643,628
FNMA, 6.50%, 1/1/26	30,409	34,439
FNMA, 7.00%, 12/1/27	5,756	6,427
FNMA, 6.50%, 1/1/28	4,619	5,193
FNMA, 7.50%, 4/1/28	22,314	25,209
FNMA, 7.00%, 5/1/28	21,476	22,965
FNMA, 7.00%, 6/1/28	811	893
FNMA, 6.50%, 1/1/29	6,431	7,238
FNMA, 6.50%, 4/1/29	18,747	21,086

11

	Principal Amount	Value
FNMA, 7.00%, 7/1/29	$11,098	$12,389
FNMA, 7.50%, 7/1/29	61,173	69,461
FNMA, 7.50%, 9/1/30	14,793	17,721
FNMA, 5.00%, 6/1/31	7,397,753	8,101,610
FNMA, 5.00%, 7/1/31	12,298,293	13,468,871
FNMA, 7.00%, 9/1/31	84,040	94,217
FNMA, 6.50%, 1/1/32	42,840	49,000
FNMA, 6.50%, 8/1/32	4,581	5,148
FNMA, 6.50%, 8/1/32	107,469	120,969
FNMA, 5.50%, 2/1/33	6,087,813	6,774,968
FNMA, 5.00%, 6/1/33	6,414,848	7,045,576
FNMA, 5.50%, 6/1/33	333,692	371,061
FNMA, 5.50%, 7/1/33	2,084,386	2,319,414
FNMA, 5.00%, 8/1/33	1,006,908	1,104,229
FNMA, 5.50%, 8/1/33	737,624	819,716
FNMA, 5.50%, 9/1/33	979,159	1,090,766
FNMA, 5.00%, 11/1/33	3,828,041	4,203,815
FNMA, 6.00%, 12/1/33	2,911,068	3,279,450
FNMA, 5.50%, 1/1/34	908,277	1,008,350
FNMA, 5.50%, 2/1/34	3,471,837	3,853,445
FNMA, 5.00%, 3/1/34	2,235,820	2,451,373
FNMA, 4.50%, 1/1/35	13,845,296	14,846,681
FNMA, 5.00%, 4/1/35	5,653,854	6,182,307
FNMA, 5.00%, 6/1/35	4,236,818	4,633,738
FNMA, 5.00%, 7/1/35	7,894,000	8,644,019
FNMA, 5.00%, 8/1/35	269,728	295,158
FNMA, 4.50%, 9/1/35	1,069,222	1,143,237
FNMA, 5.00%, 10/1/35	2,342,252	2,555,768
FNMA, 5.50%, 12/1/35	11,822,013	13,155,202
FNMA, 5.00%, 2/1/36	1,504,679	1,643,381
FNMA, 5.50%, 4/1/36	1,690,893	1,875,287
FNMA, 5.50%, 5/1/36	3,399,372	3,768,422
FNMA, 5.50%, 7/1/36	860,806	950,710
FNMA, 5.50%, 2/1/37	468,872	517,521
FNMA, 5.50%, 5/1/37	1,070,490	1,181,389
FNMA, 6.00%, 8/1/37	1,361,026	1,513,914
FNMA, 6.50%, 8/1/37	524,860	571,724
FNMA, 6.00%, 9/1/37	6,317,205	7,048,341
FNMA, 6.00%, 11/1/37	8,820,850	9,845,462
FNMA, 5.50%, 12/1/37	4,493,174	4,965,986
FNMA, 5.50%, 2/1/38	1,083,052	1,194,867
FNMA, 5.50%, 6/1/38	1,715,282	1,891,903
FNMA, 6.00%, 9/1/38	180,837	196,130
FNMA, 6.00%, 11/1/38	187,000	202,680
FNMA, 5.50%, 12/1/38	3,518,531	3,897,554
FNMA, 5.00%, 1/1/39	2,269,755	2,483,800
FNMA, 5.50%, 1/1/39	19,834,533	21,884,819

12

	Principal Amount	Value
FNMA, 4.50%, 2/1/39	$3,733,191	$3,991,647
FNMA, 5.00%, 2/1/39	8,316,583	9,123,281
FNMA, 4.50%, 4/1/39	5,754,776	6,182,390
FNMA, 4.50%, 5/1/39	14,425,509	15,589,903
FNMA, 6.50%, 5/1/39	4,700,364	5,285,189
FNMA, 4.50%, 6/1/39	28,251,418	30,339,269
FNMA, 5.00%, 8/1/39	7,517,620	8,263,321
FNMA, 4.50%, 10/1/39	22,359,234	24,047,896
FNMA, 4.00%, 10/1/40	20,791,796	21,646,021
FNMA, 4.50%, 11/1/40	19,938,446	21,398,518
FNMA, 4.00%, 8/1/41	19,823,774	20,633,368
FNMA, 4.50%, 9/1/41	13,752,994	14,690,900
FNMA, 3.50%, 10/1/41	24,340,624	24,549,975
FNMA, 3.50%, 6/1/42	43,335,752	43,664,667
FNMA, 6.50%, 8/1/47	95,118	104,010
FNMA, 6.50%, 8/1/47	101,374	110,961
FNMA, 6.50%, 9/1/47	300,079	327,885
FNMA, 6.50%, 9/1/47	11,431	12,494
FNMA, 6.50%, 9/1/47	38,643	42,229
FNMA, 6.50%, 9/1/47	118,906	129,905
FNMA, 6.50%, 9/1/47	37,477	40,912
GNMA, 7.00%, 11/15/22	13,701	14,983
GNMA, 7.00%, 4/20/26	4,478	5,136
GNMA, 7.50%, 8/15/26	8,948	10,440
GNMA, 8.00%, 8/15/26	4,429	5,073
GNMA, 7.50%, 5/15/27	8,524	9,565
GNMA, 8.00%, 6/15/27	11,874	12,510
GNMA, 7.50%, 11/15/27	1,908	1,976
GNMA, 7.00%, 2/15/28	4,078	4,172
GNMA, 7.50%, 2/15/28	3,625	3,736
GNMA, 6.50%, 3/15/28	12,649	14,279
GNMA, 7.00%, 4/15/28	2,135	2,146
GNMA, 6.50%, 5/15/28	1,180	1,330
GNMA, 6.50%, 5/15/28	34,300	38,659
GNMA, 7.00%, 12/15/28	6,842	7,170
GNMA, 7.00%, 5/15/31	42,898	50,721
GNMA, 4.50%, 8/15/33	2,871,439	3,130,028
GNMA, 6.00%, 9/20/38	2,433,630	2,756,800
GNMA, 5.50%, 11/15/38	4,445,716	4,952,921
GNMA, 5.50%, 11/15/38	2,222,951	2,463,738
GNMA, 6.00%, 1/20/39	693,553	778,671
GNMA, 5.00%, 3/20/39	4,727,385	5,161,838
GNMA, 4.50%, 4/15/39	7,262,116	7,852,299
GNMA, 4.50%, 11/15/39	34,687,088	37,563,976
GNMA, 4.50%, 1/15/40	3,600,958	3,900,679
GNMA, 4.00%, 7/15/40	6,514,963	6,864,935
GNMA, 4.00%, 11/20/40	49,595,588	52,210,754

13

	Principal Amount	Value
GNMA, 4.50%, 12/15/40	$10,874,376	$11,771,595
GNMA, 4.50%, 7/20/41	16,031,905	17,290,315
GNMA, 3.50%, 6/20/42	16,398,880	16,763,642
GNMA, 3.50%, 7/20/42	25,105,349	25,663,809
		1,079,483,207
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,282,686,872)		1,296,036,489
CORPORATE BONDS - 29.0%
AEROSPACE AND DEFENSE - 0.3%
L-3 Communications Corp., 4.75%, 7/15/20	3,140,000	3,296,231
Lockheed Martin Corp., 7.65%, 5/1/16	1,700,000	1,940,946
Lockheed Martin Corp., 4.25%, 11/15/19	1,990,000	2,149,709
United Technologies Corp., 6.125%, 2/1/19	2,660,000	3,138,305
United Technologies Corp., 6.05%, 6/1/36	1,027,000	1,270,095
United Technologies Corp., 4.50%, 6/1/42	2,010,000	2,054,932
		13,850,218
AUTOMOBILES - 0.6%
American Honda Finance Corp., 1.50%, 9/11/17(3)	1,530,000	1,530,584
Daimler Finance North America LLC, 1.30%, 7/31/15(3)	4,520,000	4,553,236
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	3,000,000	3,111,678
Ford Motor Co., 4.75%, 1/15/43	1,440,000	1,397,881
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	3,010,000	3,209,837
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	1,210,000	1,337,094
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	3,500,000	4,420,160
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	3,310,000	3,814,795
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(3)	2,200,000	2,263,250
		25,638,515
BEVERAGES - 0.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	5,416,000	6,717,752
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	3,000,000	3,449,439
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	3,340,000	3,159,847
Pernod-Ricard SA, 2.95%, 1/15/17(3)	3,870,000	4,013,925
SABMiller Holdings, Inc., 3.75%, 1/15/22(3)	2,925,000	2,994,873
		20,335,836
BIOTECHNOLOGY - 0.4%
Amgen, Inc., 2.125%, 5/15/17	1,060,000	1,081,769
Amgen, Inc., 5.85%, 6/1/17	2,560,000	2,899,225
Amgen, Inc., 4.10%, 6/15/21	2,310,000	2,447,847
Amgen, Inc., 5.375%, 5/15/43	3,170,000	3,399,676
Celgene Corp., 3.25%, 8/15/22	1,540,000	1,503,758
Gilead Sciences, Inc., 4.40%, 12/1/21	3,170,000	3,430,612
Gilead Sciences, Inc., 3.70%, 4/1/24	800,000	802,118
		15,565,005

14

	Principal Amount	Value
CAPITAL MARKETS - 0.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20	$1,900,000	$2,158,653
Ameriprise Financial, Inc., 4.00%, 10/15/23	1,410,000	1,457,733
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	8,977,000	10,371,065
Jefferies Group, Inc., 5.125%, 4/13/18	2,860,000	3,119,001
		17,106,452
CHEMICALS - 0.6%
Ashland, Inc., 4.75%, 8/15/22	2,980,000	2,939,025
Dow Chemical Co. (The), 2.50%, 2/15/16	2,020,000	2,082,495
Dow Chemical Co. (The), 4.25%, 11/15/20	2,200,000	2,334,686
Eastman Chemical Co., 2.40%, 6/1/17	1,830,000	1,866,490
Eastman Chemical Co., 3.60%, 8/15/22	1,910,000	1,899,352
Ecolab, Inc., 3.00%, 12/8/16	2,340,000	2,453,855
Ecolab, Inc., 4.35%, 12/8/21	3,104,000	3,345,783
LyondellBasell Industries NV, 5.00%, 4/15/19	3,470,000	3,869,182
Mosaic Co. (The), 4.25%, 11/15/23	2,010,000	2,066,286
Mosaic Co. (The), 5.625%, 11/15/43	1,610,000	1,735,475
		24,592,629
COMMERCIAL BANKS - 1.8%
Bank of America N.A., 5.30%, 3/15/17	8,840,000	9,736,084
Bank of America N.A., 6.00%, 10/15/36	2,580,000	3,087,016
Bank of Nova Scotia, 2.55%, 1/12/17	3,300,000	3,425,935
Barclays Bank plc, 5.14%, 10/14/20	1,760,000	1,869,101
BB&T Corp., MTN, 3.20%, 3/15/16	1,040,000	1,086,003
BB&T Corp., MTN, 2.05%, 6/19/18	1,000,000	1,001,570
Capital One Financial Corp., 2.15%, 3/23/15	2,910,000	2,954,599
Capital One Financial Corp., 1.00%, 11/6/15	2,140,000	2,144,008
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	4,280,000	4,440,504
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	1,270,000	1,263,772
HBOS plc, MTN, 6.75%, 5/21/18(3)	1,530,000	1,736,983
ING Bank NV, 2.00%, 9/25/15(3)	2,040,000	2,073,740
Intesa Sanpaolo SpA, 3.875%, 1/16/18	1,340,000	1,388,436
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	8,185,000	9,027,850
KeyCorp, MTN, 2.30%, 12/13/18	1,230,000	1,227,255
Northern Trust Co. (The), MTN, 6.50%, 8/15/18	2,480,000	2,904,678
PNC Funding Corp., 4.375%, 8/11/20	1,720,000	1,865,201
Regions Bank, 7.50%, 5/15/18	2,300,000	2,720,187
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	2,570,000	2,733,642
Standard Chartered plc, 5.20%, 1/26/24(3)	1,870,000	1,923,796
SunTrust Banks, Inc., 3.60%, 4/15/16	1,141,000	1,200,535
U.S. Bancorp, 3.44%, 2/1/16	2,760,000	2,882,583
U.S. Bancorp, MTN, 3.00%, 3/15/22	1,310,000	1,301,041
U.S. Bancorp, MTN, 2.95%, 7/15/22	1,310,000	1,262,421
Wachovia Bank N.A., MTN, 5.60%, 3/15/16	1,800,000	1,957,619
Wells Fargo & Co., 3.68%, 6/15/16	3,300,000	3,501,283
Wells Fargo & Co., 5.625%, 12/11/17	550,000	627,992

15

	Principal Amount	Value
Wells Fargo & Co., 4.125%, 8/15/23	$2,170,000	$2,199,818
Wells Fargo & Co., 5.61%, 1/15/44	3,300,000	3,585,308
Wells Fargo & Co., MTN, 4.60%, 4/1/21	2,100,000	2,315,092
		79,444,052
COMMERCIAL SERVICES AND SUPPLIES - 0.3%
Clean Harbors, Inc., 5.25%, 8/1/20	2,555,000	2,644,425
Covanta Holding Corp., 5.875%, 3/1/24	2,200,000	2,245,985
Republic Services, Inc., 3.55%, 6/1/22	4,170,000	4,185,266
Waste Management, Inc., 2.60%, 9/1/16	3,400,000	3,523,386
Waste Management, Inc., 4.75%, 6/30/20	1,120,000	1,230,766
		13,829,828
COMMUNICATIONS EQUIPMENT - 0.2%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	3,870,000	3,874,369
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	3,010,000	2,933,964
Crown Castle International Corp., 5.25%, 1/15/23	1,050,000	1,072,313
		7,880,646
COMPUTERS AND PERIPHERALS - 0.2%
Dell, Inc., 2.30%, 9/10/15	2,040,000	2,055,300
Dell, Inc., 3.10%, 4/1/16	820,000	836,400
Hewlett-Packard Co., 4.30%, 6/1/21	4,070,000	4,262,002
Seagate HDD Cayman, 4.75%, 6/1/23(3)	3,660,000	3,632,550
		10,786,252
CONSTRUCTION MATERIALS - 0.1%
Owens Corning, 4.20%, 12/15/22	2,830,000	2,812,010
CONSUMER FINANCE - 0.9%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	6,240,000	7,174,952
American Express Credit Corp., MTN, 2.375%, 3/24/17	2,180,000	2,259,928
Capital One Bank USA N.A., 3.375%, 2/15/23	2,150,000	2,096,321
CIT Group, Inc., 4.25%, 8/15/17	6,690,000	7,024,500
CIT Group, Inc., 5.00%, 8/15/22	1,320,000	1,375,280
Discover Bank, 2.00%, 2/21/18	5,031,000	5,014,161
Equifax, Inc., 3.30%, 12/15/22	2,420,000	2,322,718
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(3)	5,830,000	5,997,613
HSBC Bank USA N.A., 5.875%, 11/1/34	1,760,000	2,000,317
PNC Bank N.A., 6.00%, 12/7/17	3,215,000	3,693,540
PNC Bank N.A., 3.80%, 7/25/23	1,100,000	1,112,152
		40,071,482
CONTAINERS AND PACKAGING - 0.2%
Ball Corp., 6.75%, 9/15/20	1,660,000	1,807,325
Ball Corp., 4.00%, 11/15/23	2,580,000	2,425,200
Rock-Tenn Co., 3.50%, 3/1/20	2,010,000	2,042,208
Rock-Tenn Co., 4.00%, 3/1/23	3,410,000	3,435,490
		9,710,223

16

	Principal Amount	Value
DIVERSIFIED CONSUMER SERVICES - 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17	$1,065,000	$1,044,981
Catholic Health Initiatives, 2.95%, 11/1/22	2,420,000	2,288,570
Johns Hopkins University, 4.08%, 7/1/53	1,030,000	963,526
		4,297,077
DIVERSIFIED FINANCIAL SERVICES - 4.1%
Ally Financial, Inc., 2.75%, 1/30/17	3,400,000	3,442,500
Bank of America Corp., 3.75%, 7/12/16	7,620,000	8,063,324
Bank of America Corp., 6.50%, 8/1/16	6,910,000	7,744,486
Bank of America Corp., 5.75%, 12/1/17	6,390,000	7,241,742
Bank of America Corp., 5.625%, 7/1/20	5,080,000	5,790,519
Bank of America Corp., 5.70%, 1/24/22	1,530,000	1,758,427
Bank of America Corp., MTN, 4.00%, 4/1/14(4)	1,300,000	1,301,318
Bank of America Corp., MTN, 5.00%, 1/21/44	1,000,000	1,024,869
Citigroup, Inc., 4.45%, 1/10/17	4,880,000	5,274,738
Citigroup, Inc., 5.50%, 2/15/17	4,112,000	4,542,613
Citigroup, Inc., 1.75%, 5/1/18	6,850,000	6,738,276
Citigroup, Inc., 4.50%, 1/14/22	5,530,000	5,869,647
Citigroup, Inc., 4.05%, 7/30/22	1,660,000	1,669,547
Citigroup, Inc., 3.875%, 10/25/23	2,740,000	2,726,393
Citigroup, Inc., 6.68%, 9/13/43	2,010,000	2,361,963
Deutsche Bank AG, VRN, 4.30%, 5/24/23	2,800,000	2,643,544
General Electric Capital Corp., MTN, 5.625%, 9/15/17	5,480,000	6,223,658
General Electric Capital Corp., MTN, 6.00%, 8/7/19	13,350,000	15,695,435
General Electric Capital Corp., MTN, 4.65%, 10/17/21	4,180,000	4,598,506
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	3,280,000	3,305,571
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	9,430,000	9,628,879
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	4,820,000	5,474,855
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	2,750,000	2,743,777
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	3,220,000	3,700,105
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	7,120,000	7,956,956
HSBC Holdings plc, 4.00%, 3/30/22	170,000	176,873
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17(3)	2,200,000	2,227,500
JPMorgan Chase & Co., 6.00%, 1/15/18	1,948,000	2,238,172
JPMorgan Chase & Co., 4.625%, 5/10/21	6,700,000	7,316,541
JPMorgan Chase & Co., 3.25%, 9/23/22	2,520,000	2,487,321
JPMorgan Chase & Co., 3.875%, 2/1/24	2,080,000	2,103,240
Morgan Stanley, 5.75%, 1/25/21	840,000	963,606
Morgan Stanley, 5.00%, 11/24/25	6,090,000	6,280,940
Morgan Stanley, MTN, 6.625%, 4/1/18	9,070,000	10,585,379
Morgan Stanley, MTN, 5.625%, 9/23/19	9,980,000	11,368,587
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	3,280,000	3,447,090
Societe Generale SA, 5.00%, 1/17/24(3)	1,720,000	1,717,556
UBS AG (Stamford Branch), 5.875%, 12/20/17	2,247,000	2,577,201
		181,011,654

17

	Principal Amount	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
AT&T, Inc., 3.875%, 8/15/21	$3,160,000	$3,301,530
AT&T, Inc., 6.55%, 2/15/39	4,053,000	4,797,941
AT&T, Inc., 4.30%, 12/15/42	3,620,000	3,220,131
British Telecommunications plc, 5.95%, 1/15/18	6,030,000	6,887,514
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	3,300,000	3,584,625
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	2,220,000	2,272,696
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	3,800,000	4,518,173
Orange SA, 4.125%, 9/14/21	2,200,000	2,283,926
Orange SA, 5.50%, 2/6/44	670,000	704,334
Telecom Italia Capital SA, 7.00%, 6/4/18	3,440,000	3,917,300
Telecom Italia Capital SA, 6.00%, 9/30/34	1,700,000	1,593,750
Telefonica Emisiones SAU, 5.88%, 7/15/19	2,690,000	3,033,860
Telefonica Emisiones SAU, 5.46%, 2/16/21	3,030,000	3,340,948
Verizon Communications, Inc., 3.65%, 9/14/18	4,000,000	4,263,664
Verizon Communications, Inc., 5.15%, 9/15/23	5,470,000	5,998,052
Verizon Communications, Inc., 6.40%, 9/15/33	4,210,000	5,013,079
Verizon Communications, Inc., 5.05%, 3/15/34	3,930,000	4,044,402
Verizon Communications, Inc., 7.35%, 4/1/39	2,600,000	3,385,343
Verizon Communications, Inc., 4.75%, 11/1/41	1,890,000	1,830,338
Verizon Communications, Inc., 6.55%, 9/15/43	3,540,000	4,323,530
Windstream Corp., 7.875%, 11/1/17	1,110,000	1,279,275
		73,594,411
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	33,000	39,146
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS - 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	3,484,000	3,971,760
Jabil Circuit, Inc., 5.625%, 12/15/20	690,000	733,988
		4,705,748
ENERGY EQUIPMENT AND SERVICES - 0.4%
Ensco plc, 3.25%, 3/15/16	2,580,000	2,691,758
Ensco plc, 4.70%, 3/15/21	3,067,000	3,300,577
Schlumberger Investment SA, 3.65%, 12/1/23	2,290,000	2,327,742
Transocean, Inc., 5.05%, 12/15/16	150,000	163,272
Transocean, Inc., 2.50%, 10/15/17	2,150,000	2,166,071
Transocean, Inc., 6.50%, 11/15/20	2,190,000	2,463,437
Transocean, Inc., 6.375%, 12/15/21	1,030,000	1,159,589
Weatherford International Ltd., 9.625%, 3/1/19	2,400,000	3,119,666
Weatherford International Ltd., 4.50%, 4/15/22	2,000,000	2,098,080
		19,490,192
FOOD AND STAPLES RETAILING - 0.4%
Delhaize Group SA, 4.125%, 4/10/19	2,170,000	2,252,184
Delhaize Group SA, 5.70%, 10/1/40	1,240,000	1,265,468
Kroger Co. (The), 6.40%, 8/15/17	2,000,000	2,297,868
Kroger Co. (The), 5.15%, 8/1/43	370,000	382,369
Wal-Mart Stores, Inc., 2.55%, 4/11/23	2,500,000	2,355,163

18

	Principal Amount	Value
Wal-Mart Stores, Inc., 5.875%, 4/5/27	$1,060,000	$1,300,304
Wal-Mart Stores, Inc., 4.875%, 7/8/40	2,440,000	2,626,802
Wal-Mart Stores, Inc., 5.00%, 10/25/40	1,150,000	1,259,136
Walgreen Co., 1.80%, 9/15/17	1,240,000	1,249,600
Walgreen Co., 3.10%, 9/15/22	3,790,000	3,648,231
		18,637,125
FOOD PRODUCTS - 0.3%
Kellogg Co., 4.45%, 5/30/16	1,000,000	1,072,778
Kraft Foods Group, Inc., 6.125%, 8/23/18	2,071,000	2,406,425
Kraft Foods Group, Inc., 5.00%, 6/4/42	1,000,000	1,051,179
Mondelez International, Inc., 4.00%, 2/1/24	2,070,000	2,104,987
Mondelez International, Inc., 6.50%, 2/9/40	2,085,000	2,631,656
Tyson Foods, Inc., 6.60%, 4/1/16	2,580,000	2,850,990
Tyson Foods, Inc., 4.50%, 6/15/22	2,450,000	2,560,270
		14,678,285
GAS UTILITIES - 1.6%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	3,200,000	3,424,000
Access Midstream Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	1,450,000	1,468,125
El Paso Corp., 7.25%, 6/1/18	2,540,000	2,902,862
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	3,360,000	3,863,899
Enbridge Energy Partners LP, 6.50%, 4/15/18	2,470,000	2,853,991
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,010,000	1,104,327
Energy Transfer Equity LP, 7.50%, 10/15/20	2,120,000	2,435,350
Energy Transfer Partners LP, 5.20%, 2/1/22	1,610,000	1,740,941
Energy Transfer Partners LP, 3.60%, 2/1/23	1,530,000	1,466,344
Energy Transfer Partners LP, 6.50%, 2/1/42	1,880,000	2,137,906
Enterprise Products Operating LLC, 6.30%, 9/15/17	1,525,000	1,760,823
Enterprise Products Operating LLC, 5.10%, 2/15/45	2,720,000	2,822,424
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	2,500,000	2,833,630
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	2,340,000	2,574,185
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	3,851,000	3,837,914
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	3,270,000	3,723,850
Magellan Midstream Partners LP, 6.55%, 7/15/19	3,450,000	4,071,863
Magellan Midstream Partners LP, 5.15%, 10/15/43	3,090,000	3,257,880
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,200,000	1,305,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.50%, 8/15/21	1,190,000	1,291,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	2,560,000	2,476,800
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	3,070,000	3,087,297
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	4,630,000	4,410,496
Sunoco Logistics Partners Operations LP, 5.30%, 4/1/44(4)	350,000	349,426

19

	Principal Amount	Value
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23(3)	$3,040,000	$2,834,800
Williams Cos., Inc. (The), 3.70%, 1/15/23	1,650,000	1,500,292
Williams Partners LP, 4.125%, 11/15/20	4,003,000	4,163,925
		69,699,500
HEALTH CARE PROVIDERS AND SERVICES - 0.8%
Aetna, Inc., 2.75%, 11/15/22	1,540,000	1,449,462
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	2,200,000	2,315,500
Express Scripts Holding Co., 2.65%, 2/15/17	3,000,000	3,105,114
Express Scripts Holding Co., 7.25%, 6/15/19	4,040,000	4,915,064
HCA, Inc., 3.75%, 3/15/19	4,510,000	4,538,188
HCA, Inc., 7.875%, 2/15/20	4,980,000	5,313,660
NYU Hospitals Center, 4.43%, 7/1/42	2,180,000	1,982,760
UnitedHealth Group, Inc., 2.875%, 3/15/23	2,460,000	2,337,681
UnitedHealth Group, Inc., 4.25%, 3/15/43	1,770,000	1,692,932
Universal Health Services, Inc., 7.125%, 6/30/16	4,140,000	4,636,800
WellPoint, Inc., 3.125%, 5/15/22	2,120,000	2,032,620
		34,319,781
HOTELS, RESTAURANTS AND LEISURE - 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	3,630,000	3,738,900
Wyndham Worldwide Corp., 2.95%, 3/1/17	2,340,000	2,387,956
		6,126,856
HOUSEHOLD DURABLES - 0.4%
D.R. Horton, Inc., 3.625%, 2/15/18	3,390,000	3,453,562
D.R. Horton, Inc., 5.75%, 8/15/23	2,020,000	2,141,200
Lennar Corp., 4.75%, 12/15/17	3,030,000	3,226,950
Lennar Corp., 4.50%, 6/15/19	2,200,000	2,244,000
MDC Holdings, Inc., 5.50%, 1/15/24	2,000,000	2,053,448
Toll Brothers Finance Corp., 6.75%, 11/1/19	2,620,000	2,986,800
		16,105,960
INDUSTRIAL CONGLOMERATES - 0.2%
Bombardier, Inc., 5.75%, 3/15/22(3)	750,000	761,250
General Electric Co., 5.25%, 12/6/17	4,251,000	4,822,334
General Electric Co., 4.125%, 10/9/42	2,140,000	2,064,777
		7,648,361
INSURANCE - 1.5%
Allstate Corp. (The), VRN, 5.75%, 8/15/23	1,000,000	1,051,875
American International Group, Inc., 6.40%, 12/15/20	5,270,000	6,289,972
American International Group, Inc., 4.875%, 6/1/22	3,310,000	3,631,123
American International Group, Inc., MTN, 5.85%, 1/16/18	1,455,000	1,664,527
American International Group, Inc., VRN, 8.18%, 5/15/38	1,230,000	1,622,063
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	2,770,000	3,025,862
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,030,000	2,027,408
Berkshire Hathaway, Inc., 4.50%, 2/11/43	2,460,000	2,447,643
Genworth Holdings, Inc., 7.20%, 2/15/21	1,680,000	2,014,888

20

	Principal Amount	Value
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	$2,070,000	$2,292,471
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	1,190,000	1,381,496
ING U.S., Inc., 5.50%, 7/15/22	3,250,000	3,652,158
ING U.S., Inc., 5.70%, 7/15/43	2,500,000	2,838,338
ING U.S., Inc., VRN, 5.65%, 5/15/23	700,000	699,300
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)	440,000	471,813
Liberty Mutual Group, Inc., 6.50%, 5/1/42(3)	1,590,000	1,890,427
Lincoln National Corp., 6.25%, 2/15/20	4,240,000	4,988,538
Markel Corp., 4.90%, 7/1/22	4,070,000	4,355,083
Markel Corp., 3.625%, 3/30/23	1,000,000	974,301
MetLife, Inc., 1.76%, 12/15/17	2,250,000	2,271,627
MetLife, Inc., 4.125%, 8/13/42	2,140,000	2,018,249
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	2,870,000	2,752,356
Prudential Financial, Inc., MTN, 7.375%, 6/15/19	3,690,000	4,527,519
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	1,000,000	1,134,953
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	1,275,000	1,449,530
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	1,640,000	1,862,556
Travelers Cos., Inc. (The), 4.60%, 8/1/43	2,050,000	2,106,430
WR Berkley Corp., 4.625%, 3/15/22	2,450,000	2,577,633
		68,020,139
INTERNET SOFTWARE AND SERVICES†
Netflix, Inc., 5.375%, 2/1/21	1,300,000	1,371,500
Netflix, Inc., 5.75%, 3/1/24(3)	640,000	665,600
		2,037,100
IT SERVICES - 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	2,520,000	2,639,493
Fidelity National Information Services, Inc., 3.50%, 4/15/23	1,300,000	1,238,041
		3,877,534
LIFE SCIENCES TOOLS AND SERVICES - 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,030,000	1,050,873
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,440,000	1,484,719
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	500,000	540,921
		3,076,513
MACHINERY - 0.1%
Oshkosh Corp., 5.375%, 3/1/22(3)	3,080,000	3,149,300
MEDIA - 1.8%
21st Century Fox America, Inc., 3.00%, 9/15/22	1,070,000	1,029,808
21st Century Fox America, Inc., 6.90%, 8/15/39	3,110,000	3,921,735
CBS Corp., 3.375%, 3/1/22	1,030,000	1,010,835
CBS Corp., 4.85%, 7/1/42	1,240,000	1,198,992
Comcast Corp., 5.90%, 3/15/16	5,857,000	6,440,867
Comcast Corp., 6.40%, 5/15/38	3,970,000	4,896,995
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	2,340,000	2,519,864

21

	Principal Amount	Value
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	$2,810,000	$2,823,982
Discovery Communications LLC, 5.625%, 8/15/19	2,803,000	3,179,987
DISH DBS Corp., 7.125%, 2/1/16	5,130,000	5,617,350
DISH DBS Corp., 4.625%, 7/15/17	2,300,000	2,455,250
Gannett Co., Inc., 5.125%, 7/15/20(3)	3,040,000	3,138,800
Lamar Media Corp., 5.375%, 1/15/24(3)	2,630,000	2,708,900
NBCUniversal Media LLC, 5.15%, 4/30/20	3,950,000	4,469,895
NBCUniversal Media LLC, 4.375%, 4/1/21	4,630,000	5,032,764
Qwest Corp., 7.50%, 10/1/14	800,000	826,075
SBA Telecommunications, Inc., 8.25%, 8/15/19	1,797,000	1,916,051
Time Warner Cable, Inc., 6.75%, 7/1/18	1,830,000	2,147,719
Time Warner Cable, Inc., 5.50%, 9/1/41	1,020,000	1,067,288
Time Warner Cable, Inc., 4.50%, 9/15/42	1,590,000	1,465,210
Time Warner, Inc., 3.15%, 7/15/15	1,390,000	1,436,126
Time Warner, Inc., 4.70%, 1/15/21	2,410,000	2,639,902
Time Warner, Inc., 7.70%, 5/1/32	2,740,000	3,684,503
Time Warner, Inc., 5.375%, 10/15/41	1,120,000	1,190,934
Time Warner, Inc., 5.35%, 12/15/43	1,750,000	1,872,117
Viacom, Inc., 4.375%, 9/15/14	1,690,000	1,719,154
Viacom, Inc., 4.50%, 3/1/21	2,500,000	2,689,165
Viacom, Inc., 3.125%, 6/15/22	1,690,000	1,631,330
Viacom, Inc., 3.875%, 4/1/24	1,480,000	1,479,624
Virgin Media Secured Finance plc, 6.50%, 1/15/18	4,700,000	4,876,250
		81,087,472
METALS AND MINING - 0.7%
ArcelorMittal, 5.75%, 8/5/20	1,110,000	1,184,925
Barrick Gold Corp., 4.10%, 5/1/23	1,810,000	1,720,463
Barrick North America Finance LLC, 4.40%, 5/30/21	3,640,000	3,673,757
Barrick North America Finance LLC, 5.75%, 5/1/43	1,010,000	987,484
Newmont Mining Corp., 6.25%, 10/1/39	2,140,000	2,078,704
Southern Copper Corp., 5.25%, 11/8/42	1,290,000	1,110,891
Steel Dynamics, Inc., 6.125%, 8/15/19	2,590,000	2,829,575
Steel Dynamics, Inc., 7.625%, 3/15/20	1,910,000	2,077,125
Teck Resources Ltd., 3.15%, 1/15/17	2,620,000	2,719,290
Vale Overseas Ltd., 5.625%, 9/15/19	5,950,000	6,603,614
Vale Overseas Ltd., 4.625%, 9/15/20	3,010,000	3,144,038
Xstrata Canada Financial Corp., 2.85%, 11/10/14(3)	1,000,000	1,009,892
Xstrata Canada Financial Corp., 4.95%, 11/15/21(3)	2,560,000	2,650,573
		31,790,331
MULTI-UTILITIES - 1.9%
Calpine Corp., 7.875%, 7/31/20(3)	3,200,000	3,536,000
CMS Energy Corp., 4.25%, 9/30/15	1,210,000	1,267,690
CMS Energy Corp., 8.75%, 6/15/19	4,160,000	5,347,451
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	2,030,000	1,853,098
Constellation Energy Group, Inc., 5.15%, 12/1/20	2,700,000	2,954,148
Consumers Energy Co., 2.85%, 5/15/22	1,050,000	1,027,753

22

	Principal Amount	Value
Dominion Gas Holdings LLC, 3.55%, 11/1/23(3)	$870,000	$860,395
Dominion Resources, Inc., 6.40%, 6/15/18	4,350,000	5,075,158
Dominion Resources, Inc., 2.75%, 9/15/22	1,690,000	1,603,006
Dominion Resources, Inc., 4.90%, 8/1/41	3,320,000	3,400,161
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	1,910,000	2,086,675
DPL, Inc., 6.50%, 10/15/16	2,520,000	2,734,200
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	1,300,000	1,573,107
Duke Energy Corp., 1.625%, 8/15/17	2,120,000	2,126,678
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,748,278
Duke Energy Florida, Inc., 6.35%, 9/15/37	1,307,000	1,665,957
Edison International, 3.75%, 9/15/17	2,920,000	3,111,794
Exelon Generation Co. LLC, 5.20%, 10/1/19	3,000,000	3,284,301
Exelon Generation Co. LLC, 5.60%, 6/15/42	1,510,000	1,580,094
FirstEnergy Corp., 2.75%, 3/15/18	1,967,000	1,963,334
FirstEnergy Corp., 4.25%, 3/15/23	2,730,000	2,653,153
Florida Power Corp., 3.85%, 11/15/42	2,670,000	2,439,897
Georgia Power Co., 4.30%, 3/15/42	1,590,000	1,541,874
Ipalco Enterprises, Inc., 5.00%, 5/1/18	3,010,000	3,198,125
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19	1,430,000	1,426,391
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	2,120,000	2,339,077
Nisource Finance Corp., 4.45%, 12/1/21	1,600,000	1,674,242
Nisource Finance Corp., 5.65%, 2/1/45	1,760,000	1,899,568
PacifiCorp, 6.00%, 1/15/39	2,340,000	2,905,023
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,721,655
Progress Energy, Inc., 3.15%, 4/1/22	2,690,000	2,647,420
Public Service Company of Colorado, 4.75%, 8/15/41	100,000	107,512
San Diego Gas & Electric Co., 3.00%, 8/15/21	1,470,000	1,481,839
Sempra Energy, 6.50%, 6/1/16	2,090,000	2,327,896
Sempra Energy, 9.80%, 2/15/19	1,840,000	2,439,858
Sempra Energy, 2.875%, 10/1/22	1,070,000	1,015,349
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,161,652
Xcel Energy, Inc., 4.80%, 9/15/41	1,410,000	1,455,678
		84,235,487
MULTILINE RETAIL - 0.1%
Macy's Retail Holdings, Inc., 3.875%, 1/15/22	2,400,000	2,478,801
Macy's Retail Holdings, Inc., 4.375%, 9/1/23	1,200,000	1,244,729
Target Corp., 4.00%, 7/1/42	1,570,000	1,454,321
		5,177,851
OFFICE ELECTRONICS - 0.1%
Pitney Bowes, Inc., 4.625%, 3/15/24	2,250,000	2,238,840
Xerox Corp., 2.95%, 3/15/17	1,670,000	1,737,722
		3,976,562
OIL, GAS AND CONSUMABLE FUELS - 2.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,170,000	1,263,600
Anadarko Petroleum Corp., 5.95%, 9/15/16	1,860,000	2,064,965

23

	Principal Amount	Value
Anadarko Petroleum Corp., 6.45%, 9/15/36	$1,570,000	$1,862,880
Apache Corp., 4.75%, 4/15/43	1,000,000	1,009,203
Chevron Corp., 2.43%, 6/24/20	1,500,000	1,491,987
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	500,000	453,312
Concho Resources, Inc., 7.00%, 1/15/21	2,855,000	3,161,912
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,889,000	2,524,849
Continental Resources, Inc., 5.00%, 9/15/22	3,530,000	3,710,912
Denbury Resources, Inc., 4.625%, 7/15/23	3,010,000	2,814,350
Devon Energy Corp., 1.875%, 5/15/17	1,000,000	1,008,154
Devon Energy Corp., 5.60%, 7/15/41	1,870,000	2,078,584
EOG Resources, Inc., 5.625%, 6/1/19	1,800,000	2,082,047
EOG Resources, Inc., 4.10%, 2/1/21	2,390,000	2,577,550
Hess Corp., 6.00%, 1/15/40	1,280,000	1,451,898
Marathon Petroleum Corp., 3.50%, 3/1/16	1,660,000	1,739,932
Newfield Exploration Co., 6.875%, 2/1/20	3,570,000	3,819,900
Noble Energy, Inc., 4.15%, 12/15/21	4,080,000	4,306,114
Peabody Energy Corp., 7.375%, 11/1/16	1,580,000	1,777,500
Pemex Project Funding Master Trust, 6.625%, 6/15/35	1,510,000	1,683,650
Petro-Canada, 6.80%, 5/15/38	2,340,000	2,972,256
Petrobras Global Finance BV, 5.625%, 5/20/43	1,790,000	1,522,483
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	4,120,000	4,322,543
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	3,830,000	3,892,908
Petroleos Mexicanos, 3.125%, 1/23/19(3)	960,000	985,440
Petroleos Mexicanos, 6.00%, 3/5/20	3,600,000	4,072,500
Petroleos Mexicanos, 4.875%, 1/24/22	1,090,000	1,141,775
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	1,936,000
Petroleos Mexicanos, 5.50%, 6/27/44	1,620,000	1,571,400
Phillips 66, 4.30%, 4/1/22	4,730,000	5,009,633
Pioneer Natural Resources Co., 3.95%, 7/15/22	1,140,000	1,166,204
Plains Exploration & Production Co., 6.875%, 2/15/23	2,170,000	2,424,975
Range Resources Corp., 6.75%, 8/1/20	2,200,000	2,387,000
Shell International Finance BV, 2.375%, 8/21/22	2,100,000	1,981,234
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,589,134
Shell International Finance BV, 4.55%, 8/12/43	1,590,000	1,650,153
Statoil ASA, 2.45%, 1/17/23	3,670,000	3,447,664
Statoil ASA, 3.95%, 5/15/43	1,060,000	990,157
Statoil ASA, 4.80%, 11/8/43	1,070,000	1,147,617
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	660,000	709,500
Talisman Energy, Inc., 7.75%, 6/1/19	2,130,000	2,576,295
Tesoro Corp., 5.375%, 10/1/22	1,620,000	1,674,675
Total Capital SA, 2.125%, 8/10/18	2,550,000	2,579,177
		94,634,022
PAPER AND FOREST PRODUCTS - 0.2%
Domtar Corp., 4.40%, 4/1/22	3,030,000	3,024,419
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	4,410,000	4,953,471
24

	Principal Amount	Value
International Paper Co., 6.00%, 11/15/41	$2,370,000	$2,726,969
		10,704,859
PHARMACEUTICALS - 0.6%
AbbVie, Inc., 1.75%, 11/6/17	5,390,000	5,412,730
Actavis, Inc., 1.875%, 10/1/17	2,370,000	2,361,757
Actavis, Inc., 3.25%, 10/1/22	1,430,000	1,373,598
Actavis, Inc., 4.625%, 10/1/42	1,420,000	1,362,247
Bristol-Myers Squibb Co., 3.25%, 8/1/42	2,100,000	1,716,601
Forest Laboratories, Inc., 4.375%, 2/1/19(3)	750,000	790,312
Forest Laboratories, Inc., 4.875%, 2/15/21(3)	3,370,000	3,567,987
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,230,000	1,203,134
Merck & Co., Inc., 2.40%, 9/15/22	2,770,000	2,595,734
Merck & Co., Inc., 3.60%, 9/15/42	220,000	193,836
Mylan, Inc., 5.40%, 11/29/43	560,000	583,479
Perrigo Co. plc, 4.00%, 11/15/23(3)	1,900,000	1,903,304
Roche Holdings, Inc., 6.00%, 3/1/19(3)	3,356,000	3,948,227
		27,012,946
REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.2%
American Tower Corp., 5.05%, 9/1/20	2,090,000	2,253,377
American Tower Corp., 4.70%, 3/15/22	1,240,000	1,297,937
Boston Properties LP, 5.00%, 6/1/15	1,500,000	1,572,630
BRE Properties, Inc., 3.375%, 1/15/23	1,430,000	1,358,423
DDR Corp., 4.75%, 4/15/18	5,930,000	6,436,475
Digital Realty Trust LP, 4.50%, 7/15/15	860,000	891,400
Essex Portfolio LP, 3.625%, 8/15/22	3,120,000	3,053,126
Essex Portfolio LP, 3.25%, 5/1/23	1,010,000	948,555
HCP, Inc., 3.75%, 2/1/16	4,600,000	4,844,738
Health Care REIT, Inc., 2.25%, 3/15/18	960,000	963,976
Health Care REIT, Inc., 3.75%, 3/15/23	2,590,000	2,547,853
Health Care REIT, Inc., 4.50%, 1/15/24	1,800,000	1,857,650
Hospitality Properties Trust, 4.65%, 3/15/24	4,830,000	4,815,544
Host Hotels & Resorts LP, 6.00%, 10/1/21	1,370,000	1,550,348
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,450,000	1,407,193
Kilroy Realty LP, 3.80%, 1/15/23	5,200,000	5,079,069
ProLogis LP, 4.25%, 8/15/23	2,730,000	2,782,209
Reckson Operating Partnership LP, 6.00%, 3/31/16	1,660,000	1,801,749
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership LP, 7.75%, 3/15/20	2,805,000	3,340,640
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	2,960,000	3,073,072
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	3,030,000	3,215,585
		55,091,549
ROAD AND RAIL - 0.6%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	4,310,000	4,472,491
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	1,000,000	1,005,088
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	1,480,000	1,565,349

25

	Principal Amount	Value
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	$2,780,000	$2,876,410
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,530,000	1,464,875
CSX Corp., 4.25%, 6/1/21	1,400,000	1,490,818
CSX Corp., 3.70%, 11/1/23	1,840,000	1,825,650
Norfolk Southern Corp., 5.75%, 4/1/18	2,560,000	2,921,505
Norfolk Southern Corp., 3.25%, 12/1/21	2,000,000	2,017,402
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(3)	3,420,000	3,507,354
Union Pacific Corp., 4.00%, 2/1/21	2,030,000	2,161,191
Union Pacific Corp., 4.75%, 9/15/41	1,020,000	1,048,095
		26,356,228
SOFTWARE - 0.2%
Activision Blizzard, Inc., 5.625%, 9/15/21(3)	2,180,000	2,338,050
Intuit, Inc., 5.75%, 3/15/17	5,123,000	5,757,094
Oracle Corp., 2.50%, 10/15/22	1,880,000	1,771,936
Oracle Corp., 3.625%, 7/15/23	570,000	578,408
		10,445,488
SPECIALTY RETAIL - 0.3%
Home Depot, Inc. (The), 5.95%, 4/1/41	3,720,000	4,530,741
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	3,150,000	3,465,000
Staples, Inc., 4.375%, 1/12/23	2,000,000	1,946,902
United Rentals North America, Inc., 5.75%, 7/15/18	4,390,000	4,719,250
		14,661,893
TEXTILES, APPAREL AND LUXURY GOODS - 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	4,164,000	4,569,990
L Brands, Inc., 6.90%, 7/15/17	1,830,000	2,102,212
PVH Corp., 4.50%, 12/15/22	2,670,000	2,649,975
		9,322,177
TOBACCO - 0.2%
Altria Group, Inc., 9.25%, 8/6/19	781,000	1,032,003
Altria Group, Inc., 2.85%, 8/9/22	5,270,000	4,955,102
Philip Morris International, Inc., 4.125%, 5/17/21	4,240,000	4,586,823
		10,573,928
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Alltel Corp., 7.875%, 7/1/32	600,000	810,853
America Movil SAB de CV, 5.00%, 3/30/20	1,200,000	1,321,210
America Movil SAB de CV, 3.125%, 7/16/22	4,460,000	4,267,101
Sprint Communications, 6.00%, 12/1/16	2,210,000	2,428,237
Sprint Communications, 9.00%, 11/15/18(3)	1,320,000	1,617,000
T-Mobile USA, Inc., 6.46%, 4/28/19	3,100,000	3,324,750
Vodafone Group plc, 5.625%, 2/27/17	3,320,000	3,730,501
		17,499,652
TOTAL CORPORATE BONDS (Cost $1,244,322,053)		1,294,708,275
U.S. TREASURY SECURITIES - 22.3%
U.S. Treasury Bonds, 10.625%, 8/15/15	19,570,000	22,374,009
U.S. Treasury Bonds, 6.75%, 8/15/26	6,000,000	8,403,750

26

		Principal Amount	Value
U.S. Treasury Bonds, 6.125%, 11/15/27		$13,206,000	$17,781,668
U.S. Treasury Bonds, 5.50%, 8/15/28		8,000,000	10,230,624
U.S. Treasury Bonds, 5.25%, 2/15/29		12,500,000	15,635,738
U.S. Treasury Bonds, 5.375%, 2/15/31		25,100,000	32,100,541
U.S. Treasury Bonds, 4.375%, 11/15/39		21,250,000	24,530,469
U.S. Treasury Bonds, 4.625%, 2/15/40		23,250,000	27,874,564
U.S. Treasury Bonds, 4.375%, 5/15/41		11,500,000	13,295,081
U.S. Treasury Bonds, 2.75%, 11/15/42		19,500,000	16,614,604
U.S. Treasury Bonds, 2.875%, 5/15/43		6,000,000	5,237,346
U.S. Treasury Notes, 2.25%, 1/31/15		60,000,000	61,062,900
U.S. Treasury Notes, 0.375%, 11/15/15(5)		10,000,000	10,016,410
U.S. Treasury Notes, 2.125%, 12/31/15		4,000,000	4,125,236
U.S. Treasury Notes, 0.50%, 6/15/16		30,000,000	29,984,760
U.S. Treasury Notes, 1.50%, 6/30/16		30,000,000	30,635,160
U.S. Treasury Notes, 1.50%, 7/31/16		16,000,000	16,342,496
U.S. Treasury Notes, 0.875%, 11/30/16		33,500,000	33,621,705
U.S. Treasury Notes, 0.625%, 12/15/16(5)		22,800,000	22,717,168
U.S. Treasury Notes, 0.875%, 2/28/17		60,000,000	60,023,460
U.S. Treasury Notes, 0.75%, 6/30/17		34,000,000	33,693,218
U.S. Treasury Notes, 0.50%, 7/31/17		93,000,000	91,241,742
U.S. Treasury Notes, 2.375%, 7/31/17		59,000,000	61,516,704
U.S. Treasury Notes, 0.75%, 10/31/17		7,550,000	7,430,853
U.S. Treasury Notes, 1.875%, 10/31/17		53,600,000	54,896,048
U.S. Treasury Notes, 0.875%, 1/31/18		42,000,000	41,328,966
U.S. Treasury Notes, 2.625%, 4/30/18		7,700,000	8,078,986
U.S. Treasury Notes, 1.00%, 5/31/18		57,640,000	56,606,515
U.S. Treasury Notes, 1.375%, 6/30/18		15,360,000	15,292,800
U.S. Treasury Notes, 1.25%, 10/31/18		75,000,000	73,828,125
U.S. Treasury Notes, 1.25%, 11/30/18		56,900,000	55,926,498
U.S. Treasury Notes, 1.375%, 11/30/18		35,000,000	34,622,665
TOTAL U.S. TREASURY SECURITIES (Cost $991,318,177)			997,070,809
SOVEREIGN GOVERNMENTS AND AGENCIES - 9.4%
BELGIUM - 2.6%
Belgium Government Bond, 4.25%, 9/28/22	EUR	70,150,000	115,131,687
BRAZIL - 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19		$4,030,000	4,553,900
Brazilian Government International Bond, 4.875%, 1/22/21		1,780,000	1,901,040
Brazilian Government International Bond, 2.625%, 1/5/23		3,010,000	2,671,375
			9,126,315
CHILE - 0.1%
Chile Government International Bond, 3.25%, 9/14/21		2,580,000	2,599,350
Chile Government International Bond, 3.625%, 10/30/42		1,500,000	1,248,750
			3,848,100

27

		Principal Amount	Value
COLOMBIA - 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		$5,510,000	$5,744,175
Colombia Government International Bond, 6.125%, 1/18/41		1,000,000	1,127,500
			6,871,675
ITALY - 0.1%
Italy Government International Bond, 6.875%, 9/27/23		1,920,000	2,347,584
MEXICO - 0.5%
Mexico Government International Bond, 5.625%, 1/15/17		920,000	1,025,800
Mexico Government International Bond, MTN, 5.95%, 3/19/19		7,100,000	8,271,500
Mexico Government International Bond, 5.125%, 1/15/20		3,290,000	3,668,350
Mexico Government International Bond, 6.05%, 1/11/40		1,480,000	1,690,900
Mexico Government International Bond, MTN, 4.75%, 3/8/44		6,350,000	6,064,250
			20,720,800
NORWAY - 1.8%
Norway Government Bond, 3.75%, 5/25/21	NOK	453,000,000	81,487,950
PERU - 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		$680,000	821,100
Peruvian Government International Bond, 5.625%, 11/18/50		2,640,000	2,818,200
			3,639,300
PHILIPPINES - 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		4,170,000	4,394,137
Philippine Government International Bond, 6.375%, 10/23/34		1,970,000	2,452,650
			6,846,787
POLAND - 0.1%
Poland Government International Bond, 3.875%, 7/16/15		1,260,000	1,313,550
Poland Government International Bond, 5.125%, 4/21/21		2,400,000	2,656,200
Poland Government International Bond, 3.00%, 3/17/23		1,290,000	1,209,375
			5,179,125
SOUTH AFRICA†
South Africa Government International Bond, 4.67%, 1/17/24		1,500,000	1,492,500
SOUTH KOREA - 0.2%
Export-Import Bank of Korea, 3.75%, 10/20/16		3,690,000	3,936,857
Korea Development Bank (The), 3.25%, 3/9/16		3,480,000	3,640,383
Korea Development Bank (The), 4.00%, 9/9/16		2,470,000	2,635,942
			10,213,182
SPAIN - 1.3%
Spain Government Bond, 4.40%, 10/31/23(3)	EUR	38,610,000	58,599,516

28

		Principal Amount	Value
SWEDEN - 1.2%
Sweden Government Bond, 3.50%, 6/1/22	SEK	312,000,000	$53,862,192
TURKEY†
Turkey Government International Bond, 3.25%, 3/23/23		$2,450,000	2,151,713
UNITED KINGDOM - 0.9%
United Kingdom Gilt, 4.50%, 12/7/42	GBP	19,660,000	38,904,234
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45		$1,630,000	1,332,525
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $411,101,636)			421,755,185
COLLATERALIZED MORTGAGE OBLIGATIONS(1) - 6.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS - 4.9%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37		1,856,065	1,447,544
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19		2,185,433	2,242,901
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.85%, 4/1/14		4,218,576	4,231,084
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35		6,556,069	6,899,840
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.59%, 4/1/14		5,954,020	5,949,734
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36		382,295	357,991
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37		2,045,407	2,154,115
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.25%, 4/1/14		8,381,465	8,341,301
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.25%, 4/1/14		3,046,241	3,021,417
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18		768,069	792,296
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34		4,300,181	4,555,504
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34		1,672,738	1,783,930
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35		229,594	230,579
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35		1,004,515	999,006
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.52%, 4/1/14		1,107,706	1,102,053
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.19%, 4/1/14		4,225,916	4,172,391
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.79%, 4/1/14		8,002,196	7,957,368
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.58%, 4/1/14		3,125,409	3,107,881
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 4/1/14		10,293,531	10,420,790
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19		1,068,044	1,078,604
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.22%, 4/1/14		3,730,947	3,849,429

29

	Principal Amount	Value
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.76%, 4/1/14	$3,244,193	$3,287,705
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 4/1/14	5,809,950	5,539,996
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.74%, 4/1/14	5,222,643	5,307,187
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/14(3)	5,006,356	4,912,537
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.65%, 4/1/14	3,836,114	3,933,043
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.48%, 4/1/14	7,046,210	6,923,803
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 4/1/14	2,334,480	2,377,706
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/14	2,215,025	2,240,239
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/14(3)	4,757,299	4,835,416
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,526,883	1,641,269
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.63%, 4/1/14	1,559,071	1,594,015
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.71%, 4/1/14	1,501,274	1,522,869
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/14	5,870,361	6,037,065
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/14	11,031,156	11,269,606
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	842,339	863,706
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	4,133,674	4,357,008
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	4,500,211	4,761,095
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 4/1/14	7,562,496	7,738,287
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 4/1/14	2,643,100	2,683,635
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 4/1/14	2,257,178	2,348,322
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 4/1/14	1,009,609	1,039,274
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.05%, 4/1/14	6,483,450	6,608,243
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR8, Class 2A1, VRN, 2.63%, 4/1/14	1,793,918	1,815,662
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	7,182,653	7,630,481
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	6,128,690	6,426,600
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	2,802,393	2,761,624
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	2,492,923	2,607,932
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 4/1/14	1,807,578	1,658,174

30

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	$2,995,086	$3,078,878
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	5,297,094	5,509,590
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	3,474,913	3,609,889
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,203,321	1,248,293
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	3,260,952	3,355,759
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.07%, 4/1/14	4,080,769	4,126,792
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	6,441,056	6,809,487
		217,156,945
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
FHLB, Series 00-1239, Class 1, 4.81%, 8/20/15	429,205	448,251
FHLMC, Series 2684, Class FP, VRN, 0.66%, 4/15/14	5,078,482	5,102,980
FHLMC, Series 2840, Class VK, 5.50%, 7/15/15	382,350	383,741
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	1,270,598	1,380,620
FHLMC, Series 3397, Class GF, VRN, 0.66%, 4/15/14	2,504,697	2,521,272
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	6,681	7,496
FNMA, Series 2006-43, Class FM, VRN, 0.45%, 4/25/14	3,037,869	3,033,478
FNMA, Series 2007-36, Class FB, VRN, 0.55%, 4/25/14	6,101,961	6,129,234
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	24,825,000	24,829,543
GNMA, Series 2007-5, Class FA, VRN, 0.30%, 4/20/14	5,873,261	5,851,377
		49,687,992
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $262,363,299)		266,844,937
COMMERCIAL MORTGAGE-BACKED SECURITIES(1) - 5.5%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/14	4,550,000	4,841,307
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	8,400,000	8,117,298
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	18,425,000	17,698,143
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 4/15/14(3)	10,525,000	10,543,245
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	9,966,000	10,460,513
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/14	8,600,000	8,746,841
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/1/14	4,050,000	4,149,193
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/14	5,574,101	5,586,818
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	17,361,441	17,883,760
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	12,649,620	13,011,228
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	17,792,000	17,980,586

31

	Principal Amount	Value
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/14(3)	$15,200,000	$14,818,062
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	3,750,000	3,911,876
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	7,225,000	7,646,456
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	1,695,492	1,760,944
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 6.00%, 4/11/14	788,830	789,398
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/14	2,875,000	2,946,835
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	4,435,003	4,478,713
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/14	15,000,000	15,736,530
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	23,090,404	23,494,717
Morgan Stanley Capital I, Series 2005-T19, Class A4A SEQ, 4.89%, 6/12/47	18,303,163	19,048,715
VNDO Mortgage Trust, Series 2013-PENN, Class C, VRN, 3.95%, 4/1/14(3)	6,000,000	6,112,161
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.40%, 4/1/14	5,788,752	5,807,316
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	342,665	344,563
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	20,850,000	21,162,573
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $248,963,527)		247,077,791
ASSET-BACKED SECURITIES(1) - 2.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A SEQ, 3.15%, 3/20/17(3)	9,815,000	10,194,620
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(3)	9,425,000	9,573,609
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	2,256,357	2,275,722
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	4,890,000	4,892,748
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.41%, 4/15/14	12,000,000	11,909,064
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 4/7/14(3)	13,400,000	13,405,092
CNH Equipment Trust, Series 2013-B, Class A2 SEQ, 0.44%, 10/17/16	16,307,625	16,309,141
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.53%, 4/15/14	10,900,000	10,913,565
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	6,625,000	6,622,370
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.70%, 4/10/14(3)	10,000,000	10,025,375
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.57%, 5/12/14(3)	7,000,000	7,000,000
TAL Advantage LLC, Series 2014 1A, Class A, 3.51%, 2/22/39(3)	8,553,125	8,558,342

32

	Principal Amount	Value
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	$3,279,000	$3,303,593
TOTAL ASSET-BACKED SECURITIES (Cost $114,922,601)		114,983,241
MUNICIPAL SECURITIES - 1.4%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	2,100,000	2,761,836
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	1,694,000	2,236,266
California GO, (Building Bonds), 6.65%, 3/1/22	1,660,000	1,987,667
California GO, (Building Bonds), 7.55%, 4/1/39	1,325,000	1,853,437
California GO, (Building Bonds), 7.30%, 10/1/39	2,230,000	3,006,419
California GO, (Building Bonds), 7.60%, 11/1/40	1,055,000	1,490,852
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	5,602,000	5,551,582
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	1,665,000	1,754,028
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	1,600,000	2,194,192
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	620,000	730,205
Los Angeles Unified School District GO, Series 2010 J, (Election of 2005), 5.98%, 5/1/27	1,000,000	1,209,920
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	795,000	933,171
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	2,235,000	2,872,958
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	1,470,000	1,913,808
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	2,050,000	2,333,207
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	680,000	958,555
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	1,000,000	1,364,420
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	2,830,000	3,062,852
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	1,420,000	1,739,046
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	1,385,000	1,605,035
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	2,000,000	2,058,500
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	939,450
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	3,695,000	4,370,852
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	2,385,000	2,806,740
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	2,620,000	2,862,822
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	1,700,000	2,114,885

33

	Principal Amount/Shares	Value
San Diego County Regional Airport Authority Rev., Series 2014 B, (Taxable Senior Consol Rental Car), 5.59%, 7/1/43	$1,315,000	$1,371,045
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	2,375,000	2,844,015
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	2,990,000	3,493,875
TOTAL MUNICIPAL SECURITIES (Cost $54,699,917)		64,421,640
U.S. GOVERNMENT AGENCY SECURITIES - 1.2%
FNMA, 6.625%, 11/15/30 (Cost $51,643,266)	38,280,000	52,746,357
TEMPORARY CASH INVESTMENTS - 1.6%
BNP Paribas Finance, Inc., 0.02%, 4/1/14(6)	22,786,000	22,785,943
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $4,208,028), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $4,122,962)		4,122,959
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $3,701,112), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $3,628,207)		3,628,204
SSgA U.S. Government Money Market Fund	13,863,108	13,863,108
Union Bank N.A., 0.02%, 4/1/14(6)	$27,435,000	27,434,931
TOTAL TEMPORARY CASH INVESTMENTS (Cost $71,835,271)		71,835,145
TOTAL INVESTMENT SECURITIES - 108.0% (Cost $4,733,856,619)		4,827,479,869
OTHER ASSETS AND LIABILITIES(7) - (8.0)%		(358,648,738)
TOTAL NET ASSETS - 100.0%		$4,468,831,131

FUTURES CONTRACTS
	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2,454	U.S. Treasury 10-Year Notes	June 2014	$303,069,000	$2,175,272
150	U.S. Treasury Long Bonds	June 2014	19,982,813	(133,350)
728	U.S. Treasury Ultra Long Bonds	June 2014	105,173,250	(1,182,100)
			$428,225,063	$859,822

34

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	520,000	USD	711,082	Barclays Bank plc	4/10/14	$5,283
EUR	11,820,000	USD	16,161,521	Deutsche Bank	4/10/14	122,013
USD	102,524,022	EUR	75,464,215	Barclays Bank plc	4/10/14	(1,437,409)
USD	55,795,232	EUR	41,168,786	Barclays Bank plc	4/10/14	(919,940)
USD	1,948,143	EUR	1,417,000	Barclays Bank plc	4/10/14	(3,953)
USD	666,423	EUR	483,842	Barclays Bank plc	4/10/14	(130)
USD	24,854,468	EUR	18,100,000	HSBC Holdings plc	4/10/14	(80,555)
USD	36,862,926	GBP	22,562,623	HSBC Holdings plc	4/10/14	(750,067)
USD	1,036,959	GBP	620,000	HSBC Holdings plc	4/10/14	3,389
USD	821,680	GBP	500,000	UBS AG	4/10/14	(11,845)
USD	1,300,000	NOK	7,935,634	Deutsche Bank	4/10/14	(24,891)
USD	78,328,783	NOK	481,847,341	Deutsche Bank	4/10/14	(2,117,869)
USD	1,060,000	NOK	6,360,954	Deutsche Bank	4/10/14	(1,991)
SEK	2,965,487	USD	460,000	Barclays Bank plc	4/10/14	(1,876)
SEK	5,027,233	USD	780,000	Barclays Bank plc	4/10/14	(3,367)
USD	54,201,236	SEK	351,397,453	Deutsche Bank	4/10/14	(84,459)
USD	1,000,000	SEK	6,432,075	UBS AG	4/10/14	6,340
						$(5,301,327)

Notes to Schedule of Investments
EUR	-	Euro
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $299,087,603, which represented 6.7% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or forward commitments. At the period end, the aggregate value of securities pledged was $8,354,554.

(6)	The rate indicated is the yield to maturity at purchase.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.
See Notes to Financial Statements.

35

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $4,733,856,619)	$4,827,479,869
Cash	115,505
Foreign currency holdings, at value (cost of $722,993)	737,525
Receivable for investments sold	57,646,778
Receivable for capital shares sold	4,895,646
Receivable for variation margin on futures contracts	473,250
Unrealized appreciation on forward foreign currency exchange contracts	137,025
Interest receivable	34,024,119
4,925,509,717

Liabilities
Payable for investments purchased	441,588,399
Payable for capital shares redeemed	7,157,658
Unrealized depreciation on forward foreign currency exchange contracts	5,438,352
Accrued management fees	1,857,198
Distribution and service fees payable	170,142
Dividends payable	466,837
456,678,586

Net Assets	$4,468,831,131

Net Assets Consist of:
Capital paid in	$4,424,237,376
Undistributed net investment income	2,667,257
Accumulated net realized loss	(47,344,385)
Net unrealized appreciation	89,270,883
$4,468,831,131

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,622,820,772	151,772,896	$10.69
Institutional Class	$2,380,506,680	222,629,264	$10.69
A Class	$343,247,821	32,097,023	$10.69*
B Class	$7,224,263	675,685	$10.69
C Class	$91,891,992	8,593,062	$10.69
R Class	$23,113,998	2,161,128	$10.70
R6 Class	$25,605	2,395	$10.69
* Maximum offering price $11.19 (net asset value divided by 0.955).

See Notes to Financial Statements.

36

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$135,874,642

Expenses:
Management Fees	25,263,123
Distribution and service fees:
A Class	1,176,533
B Class	85,680
C Class	1,249,696
R Class	138,524
Trustee's fees and expenses	307,148
Other Expenses	3,256
28,223,960

Net investment income (loss)	107,650,682

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(14,365,511)
Futures contract transactions	(2,914,698)
Foreign currency transactions	851,721
(16,428,488)

Change in net unrealized appreciation (depreciation) on:
Investments	(138,287,490)
Futures contracts	422,656
Translation of assets and liabilities in foreign currencies	(9,107,098)
(146,971,932)

Net realized and unrealized gain (loss)	(163,400,420)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(55,749,738)

See Notes to Financial Statements.

37

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$107,650,682	$126,980,362
Net realized gain (loss)	(16,428,488)	79,049,094
Change in net unrealized appreciation (depreciation)	(146,971,932)	21,341,232
Net increase (decrease) in net assets resulting from operations	(55,749,738)	227,370,688

Distributions to Shareholders
From net investment income:
Investor Class	(40,981,112)	(45,728,033)
Institutional Class	(75,165,666)	(81,528,772)
A Class	(10,135,746)	(15,259,975)
B Class	(121,039)	(165,871)
C Class	(1,753,968)	(2,571,831)
R Class	(529,899)	(630,273)
R6 Class	(463)	—
From net realized gains:
Investor Class	(12,781,453)	(16,999,950)
Institutional Class	(19,279,274)	(29,227,374)
A Class	(3,211,473)	(6,264,375)
B Class	(62,535)	(97,919)
C Class	(846,101)	(1,594,625)
R Class	(200,342)	(284,909)
R6 Class	(202)	—
Decrease in net assets from distributions	(165,069,273)	(200,353,907)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,353,755,687)	696,373,074

Net increase (decrease) in net assets	(1,574,574,698)	723,389,855

Net Assets
Beginning of period	6,043,405,829	5,320,015,974
End of period	$4,468,831,131	$6,043,405,829

Undistributed (distributions in excess of) net investment income	$2,667,257	$(714,529)

See Notes to Financial Statements.

38

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

39

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations - All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments - The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

40

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 16% of the shares of the fund.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.60% for the Investor Class, A Class, B Class, C Class and R Class, 0.40% for the Institutional Class and 0.35% for the R6 Class.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

41

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $7,526,212,532, of which $6,271,126,891 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $8,655,673,502, of which $7,485,239,583 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	39,028,142	$420,492,058	54,237,039	$606,077,609
Issued in reinvestment of distributions	4,751,318	50,878,542	5,124,238	57,351,307
Redeemed	(61,203,955)	(657,207,543)	(47,647,296)	(531,626,742)
	(17,424,495)	(185,836,943)	11,713,981	131,802,174
Institutional Class
Sold	81,889,169	882,009,145	115,656,322	1,293,469,694
Issued in reinvestment of distributions	8,668,312	92,913,013	9,720,380	108,776,771
Redeemed	(165,891,100)	(1,771,950,013)	(72,256,736)	(804,953,354)
	(75,333,619)	(797,027,855)	53,119,966	597,293,111
A Class
Sold	7,043,378	75,889,953	17,054,074	190,819,452
Issued in reinvestment of distributions	1,168,616	12,529,358	1,751,324	19,601,709
Redeemed	(35,086,032)	(377,333,654)	(21,202,255)	(236,489,859)
	(26,874,038)	(288,914,343)	(2,396,857)	(26,068,698)
B Class
Sold	7,985	85,389	32,199	358,139
Issued in reinvestment of distributions	14,625	156,311	18,537	207,442
Redeemed	(282,356)	(3,030,621)	(199,145)	(2,221,279)
	(259,746)	(2,788,921)	(148,409)	(1,655,698)
C Class
Sold	894,082	9,676,421	3,049,007	34,116,783
Issues in reinvestment of distributions	178,053	1,905,258	244,949	2,741,290
Redeemed	(7,665,334)	(82,303,227)	(3,813,355)	(42,509,427)
	(6,593,199)	(70,721,548)	(519,399)	(5,651,354)
R Class
Sold	710,090	7,651,158	1,372,011	15,311,391
Issues in reinvestment of distributions	67,501	722,869	81,331	910,284
Redeemed	(1,571,044)	(16,865,769)	(1,395,196)	(15,568,136)
	(793,453)	(8,491,742)	58,146	653,539
R6 Class			N/A
Sold	2,332	25,000
Issued in reinvestment of distributions	63	665
	2,395	25,665
Net increase (decrease)	(127,276,155)	$(1,353,755,687)	61,827,428	$696,373,074

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,296,036,489	—
Corporate Bonds	—	1,294,708,275	—
U.S. Treasury Securities	—	997,070,809	—
Sovereign Governments and Agencies	—	421,755,185	—
Collateralized Mortgage Obligations	—	266,844,937	—
Commercial Mortgage-Backed Securities	—	247,077,791	—
Asset-Backed Securities	—	114,983,241	—
Municipal Securities	—	64,421,640	—
U.S. Government Agency Securities	—	52,746,357	—
Temporary Cash Investments	$13,863,108	57,972,037	—
	$13,863,108	$4,813,616,761	—
Other Financial Instruments
Futures Contracts	$2,175,272	—	—
Forward Foreign Currency Exchange Contracts	—	$137,025	—
	$2,175,272	$137,025	—

Liabilities
Other Financial Instruments
Futures Contracts	$(1,315,450)	—	—
Forward Foreign Currency Exchange Contracts	—	$(5,438,352)	—
	$(1,315,450)	$(5,438,352)	—

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7. Derivative Instruments
Foreign Currency Risk - The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume.

Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$137,025	Unrealized depreciation on forward foreign currency exchange contracts	$5,438,352
Interest Rate Risk	Receivable for variation margin on futures contracts *	473,250	Payable for variation margin on futures contracts *	—
		$610,275		$5,438,352

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$613,555	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(9,210,281)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,914,698)	Change in net unrealized appreciation (depreciation) on futures contracts	422,656
		$(2,301,143)		$(8,787,625)

8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$135,986,636	$172,120,915
Long-term capital gains	$29,082,637	$28,232,992

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,733,930,137
Gross tax appreciation of investments	$131,516,928
Gross tax depreciation of investments	(37,967,196)
Net tax appreciation (depreciation) of investments	$93,549,732
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$89,006
Net tax appreciation (depreciation)	$93,638,738
Other book-to-tax adjustments	$(4,244,540)
Undistributed ordinary income	$230,952
Accumulated short-term capital losses	$(45,031,395)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized appreciation (depreciation) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

45

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

46

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.08	0.22	(0.26)	(0.04)	(0.26)	(0.09)	(0.35)	$10.69	(0.35)%	0.60%	0.60%	2.01%	2.01%	140%	$1,622,821
2013	$11.01	0.24	0.20	0.44	(0.27)	(0.10)	(0.37)	$11.08	4.02%	0.60%	0.60%	2.11%	2.11%	115%	$1,875,447
2012	$10.70	0.33	0.51	0.84	(0.39)	(0.14)	(0.53)	$11.01	8.02%	0.61%	0.61%	2.95%	2.95%	91%	$1,733,194
2011	$10.64	0.34	0.17	0.51	(0.36)	(0.09)	(0.45)	$10.70	4.89%	0.60%	0.61%	3.13%	3.12%	65%	$2,510,294
2010	$10.29	0.37	0.39	0.76	(0.38)	(0.03)	(0.41)	$10.64	7.44%	0.58%	0.61%	3.47%	3.44%	79%	$1,850,363
Institutional Class
2014	$11.08	0.24	(0.26)	(0.02)	(0.28)	(0.09)	(0.37)	$10.69	(0.15)%	0.40%	0.40%	2.21%	2.21%	140%	$2,380,507
2013	$11.01	0.26	0.21	0.47	(0.30)	(0.10)	(0.40)	$11.08	4.23%	0.40%	0.40%	2.31%	2.31%	115%	$3,302,704
2012	$10.70	0.34	0.52	0.86	(0.41)	(0.14)	(0.55)	$11.01	8.23%	0.41%	0.41%	3.15%	3.15%	91%	$2,694,616
2011	$10.64	0.36	0.17	0.53	(0.38)	(0.09)	(0.47)	$10.70	5.09%	0.40%	0.41%	3.33%	3.32%	65%	$1,422,399
2010	$10.29	0.39	0.39	0.78	(0.40)	(0.03)	(0.43)	$10.64	7.66%	0.38%	0.41%	3.67%	3.64%	79%	$911,584

47

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$11.09	0.19	(0.27)	(0.08)	(0.23)	(0.09)	(0.32)	$10.69	(0.69)%	0.85%	0.85%	1.76%	1.76%	140%	$343,248
2013	$11.01	0.21	0.21	0.42	(0.24)	(0.10)	(0.34)	$11.09	3.86%	0.85%	0.85%	1.86%	1.86%	115%	$653,771
2012	$10.71	0.30	0.50	0.80	(0.36)	(0.14)	(0.50)	$11.01	7.65%	0.86%	0.86%	2.70%	2.70%	91%	$675,514
2011	$10.64	0.31	0.19	0.50	(0.34)	(0.09)	(0.43)	$10.71	4.72%	0.85%	0.86%	2.88%	2.87%	65%	$640,980
2010	$10.29	0.34	0.39	0.73	(0.35)	(0.03)	(0.38)	$10.64	7.18%	0.83%	0.86%	3.22%	3.19%	79%	$711,445
B Class
2014	$11.08	0.11	(0.26)	(0.15)	(0.15)	(0.09)	(0.24)	$10.69	(1.34)%	1.60%	1.60%	1.01%	1.01%	140%	$7,224
2013	$11.00	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.08	2.99%	1.60%	1.60%	1.11%	1.11%	115%	$10,368
2012	$10.70	0.21	0.51	0.72	(0.28)	(0.14)	(0.42)	$11.00	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$11,928
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$13,643
2010	$10.29	0.26	0.39	0.65	(0.27)	(0.03)	(0.30)	$10.64	6.38%	1.58%	1.61%	2.47%	2.44%	79%	$16,393
C Class
2014	$11.09	0.11	(0.27)	(0.16)	(0.15)	(0.09)	(0.24)	$10.69	(1.43)%	1.60%	1.60%	1.01%	1.01%	140%	$91,892
2013	$11.01	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.09	3.08%	1.60%	1.60%	1.11%	1.11%	115%	$168,357
2012	$10.70	0.22	0.51	0.73	(0.28)	(0.14)	(0.42)	$11.01	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$172,879
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$163,760
2010	$10.29	0.26	0.39	0.65	(0.27)	(0.03)	(0.30)	$10.64	6.38%	1.58%	1.61%	2.47%	2.44%	79%	$187,027

48

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$11.09	0.16	(0.25)	(0.09)	(0.21)	(0.09)	(0.30)	$10.70	(0.84)%	1.10%	1.10%	1.51%	1.51%	140%	$23,114
2013	$11.01	0.18	0.22	0.40	(0.22)	(0.10)	(0.32)	$11.09	3.60%	1.10%	1.10%	1.61%	1.61%	115%	$32,758
2012	$10.71	0.27	0.51	0.78	(0.34)	(0.14)	(0.48)	$11.01	7.38%	1.11%	1.11%	2.45%	2.45%	91%	$31,886
2011	$10.64	0.29	0.18	0.47	(0.31)	(0.09)	(0.40)	$10.71	4.46%	1.10%	1.11%	2.63%	2.62%	65%	$26,787
2010	$10.29	0.31	0.39	0.70	(0.32)	(0.03)	(0.35)	$10.64	6.91%	1.08%	1.11%	2.97%	2.94%	79%	$14,516
R6 Class
2014(3)	$10.72	0.17	0.09	0.26	(0.20)	(0.09)	(0.29)	$10.69	2.39%	0.35%(4)	0.35%(4)	2.33%(4)	2.33%(4)	140%(5)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

49

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

50

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

51

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

52

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

53

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

54

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $7,274,724 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $29,082,637, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82104 1405

ANNUAL REPORT	MARCH 31, 2014

High-Yield Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	6.08%	13.95%(1)	7.13%(1)	5.30%(1)	9/30/97
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	–	7.53%	18.13%	8.67%	7.29%	–
Institutional Class	ACYIX	6.29%	14.18%(1)	–	7.52%(1)	8/2/04
A Class(2)	AHYVX					3/8/02
No sales charge*		5.82%	13.67%(1)	6.86%(1)	7.49%(1)
With sales charge*		1.00%	12.64%(1)	6.37%(1)	7.08%(1)
C Class	AHDCX	5.03%	12.83%(1)	6.07%(1)	6.62%(1)	12/10/01
R Class	AHYRX	5.55%	13.39%(1)	–	6.67%(1)	7/29/05
R6 Class	AHYDX	–	–	–	5.78%(3)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004
*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.87%	0.67%	1.12%	1.87%	1.37%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka and David MacEwen

Performance Summary
High-Yield advanced 6.08%* for the 12 months ended March 31, 2014, compared with its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which gained 7.53%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected the positive performance of high-yield corporate bonds during the 12-month period. Underperformance relative to the benchmark was primarily due to security selection and duration (price sensitivity to interest rate changes) positioning in the second half of the reporting period.

Focus on Fed Drove Broad Bond Market
The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency mortgage-backed securities (MBS).

That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month.

Demand for Yield, Solid Fundamentals Supported High-Yield Bonds
Against this backdrop, Treasury yields increased overall for the 12-month period, pushing Treasury returns, and the broad investment-grade bond market average, into negative territory. Meanwhile, solid corporate fundamentals, investor demand for higher-yielding securities, and modest narrowing of spreads (the yield differences between typically higher-yielding non-Treasury securities and Treasury securities of the same maturity) helped generate positive returns for high-yield corporate bonds, which were the top performers in the U.S. bond market during the reporting period.

High-yield credit fundamentals remained strong during the 12-month period, primarily due to companies’ ongoing efforts to deleverage, grow earnings, and improve overall efficiency. The default rate on U.S. high-yield corporate debt declined during the period, from 2.9% at the end of March 2013 to 1.7% at the end of March 2014, according to Moody’s Investors Service. Meanwhile, the supply of high-yield debt remained robust during the period, totaling $316 billion, according to the Securities Industry and Financial Markets Association (SIFMA), and investor demand easily absorbed the supply.

From a credit perspective, lower-quality segments of the high-yield market outperformed the higher-quality segments. Overall, high-yield spreads continued to tighten during the period, but they still remained wider than the record tightening observed prior to the 2008 financial crisis.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Portfolio Positioning had Mixed Results
We select holdings based on a bottom-up, security-by-security process, looking for companies whose bonds have attractive yields and good fundamentals but appear to be underappreciated by the market. We invested the bulk of the portfolio in lower-quality securities, including those rated BB, B, and CCC, where the portfolio maintained close-to-benchmark weightings.

In terms of relative performance, the portfolio performed better against its benchmark in the first half of the reporting period than in the second half. During the fourth calendar quarter of 2013, we added a non-benchmark position in Puerto Rico municipal bonds, which underperformed in that quarter and detracted from relative results. In the first calendar quarter of 2014, our duration positioning was shorter than the benchmark’s, in anticipation of higher interest rates. But interest rates declined during that three-month period, primarily in response to weather-related economic weakness. In addition, our security selection detracted from relative results in the first three months of 2014. Selected holdings in the gas pipeline, wireless, and technology industries underperformed.

On a positive note, security selection within the banking industry contributed to performance throughout the reporting period. In particular, an overweight position in European banks aided results, as Europe’s stabilizing economy contributed to spread tightening among the region’s high-yield banking sector bonds.

Derivatives were a small component of the portfolio’s strategy during the period. Specifically, we held short-term high-yield credit default swaps to enhance income and reduce overall volatility.

Outlook
We believe the fundamental environment for high-yield corporate bonds should remain favorable, even as interest rates rise. But after another year of strong performance, returns among high-yield securities may moderate going forward. Accordingly, we expect the coupon (or interest payment) to become a more meaningful component in the total return of high-yield bonds. Our bottom-up security selection process, which strives to identify bonds with strong balance sheets and good fundamentals trading at attractive valuations, will remain a key factor in seeking attractive relative performance.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	3.5 years
Weighted Average Life	5.0 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.1%
Municipal Securities	1.8%
Asset-Backed Securities	0.4%
Common Stocks	0.3%
Exchange-Traded Funds	0.1%
Preferred Stocks	—*
Temporary Cash Investments	2.3%
Other Assets and Liabilities	1.0%

*	Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,055.30	$4.36	0.85%
Institutional Class	$1,000	$1,056.40	$3.33	0.65%
A Class	$1,000	$1,054.00	$5.63	1.10%
C Class	$1,000	$1,050.10	$9.46	1.85%
R Class	$1,000	$1,052.70	$6.91	1.35%
R6 Class	$1,000	$1,058.40	$3.08	0.60%
Hypothetical
Investor Class	$1,000	$1,020.69	$4.28	0.85%
Institutional Class	$1,000	$1,021.69	$3.28	0.65%
A Class	$1,000	$1,019.45	$5.54	1.10%
C Class	$1,000	$1,015.71	$9.30	1.85%
R Class	$1,000	$1,018.20	$6.79	1.35%
R6 Class	$1,000	$1,021.94	$3.02	0.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
CORPORATE BONDS — 94.1%
AEROSPACE AND DEFENSE — 0.3%
B/E Aerospace, Inc., 5.25%, 4/1/22	$2,000,000	$2,067,500
AIRLINES†
United Continental Holdings, Inc., 6.375%, 6/1/18	250,000	270,313
AUTO COMPONENTS — 0.9%
Allison Transmission, Inc., 7.125%, 5/15/19(1)	700,000	756,875
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	500,000	535,000
Dana Holding Corp., 6.75%, 2/15/21	975,000	1,065,187
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	750,000	839,063
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	1,450,000	1,616,750
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	241,000	259,979
UCI International, Inc., 8.625%, 2/15/19	1,250,000	1,218,750
Visteon Corp., 6.75%, 4/15/19	567,000	597,476
		6,889,080
AUTOMOBILES — 1.0%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	3,400,000	3,740,000
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21(1)	200,000	227,250
General Motors Co., 3.50%, 10/2/18(1)	1,750,000	1,791,563
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,250,000	1,265,625
Jaguar Land Rover Automotive plc, 8.125%, 5/15/21(1)	250,000	285,000
		7,309,438
BUILDING PRODUCTS — 0.5%
Masco Corp., 6.125%, 10/3/16	1,000,000	1,102,500
Masco Corp., 5.95%, 3/15/22	1,200,000	1,308,000
Masonite International Corp., 8.25%, 4/15/21(1)	250,000	277,188
USG Corp., 8.375%, 10/15/18(1)	800,000	858,000
USG Corp., 7.875%, 3/30/20(1)	250,000	280,312
		3,826,000
CAPITAL MARKETS — 0.7%
Dresdner Funding Trust I, 8.15%, 6/30/31(1)	2,500,000	2,850,000
E*TRADE Financial Corp., 6.75%, 6/1/16	250,000	271,875
E*TRADE Financial Corp., 6.00%, 11/15/17	700,000	739,375
HBOS Capital Funding No. 2 LP, VRN, 6.07%, 6/30/14(1)	1,000,000	1,005,000
		4,866,250
CHEMICALS — 1.3%
Ashland, Inc., 4.75%, 8/15/22	2,250,000	2,219,062
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,450,000	1,515,250
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20	1,500,000	1,560,000
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	1,000,000	995,000

10

	Principal Amount	Value
Huntsman International LLC, 8.625%, 3/15/21	$500,000	$562,500
Ineos Finance plc, 8.375%, 2/15/19(1)	600,000	665,250
Ineos Finance plc, 7.50%, 5/1/20(1)	950,000	1,046,187
Momentive Performance Materials, Inc., 9.00%, 1/15/21(3)	1,000,000	797,500
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	475,000	492,813
		9,853,562
COMMERCIAL BANKS — 1.8%
Barclays Bank plc, 7.625%, 11/21/22	1,000,000	1,105,000
KBC Bank NV, VRN, 8.00%, 1/25/18	1,200,000	1,346,760
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)	2,750,000	2,791,250
Regions Bank, 6.45%, 6/26/37	2,500,000	2,745,010
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17	3,600,000	3,672,000
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31	1,750,000	1,890,000
		13,550,020
COMMERCIAL SERVICES AND SUPPLIES — 2.1%
ACCO Brands Corp., 6.75%, 4/30/20	450,000	464,063
ADT Corp. (The), 6.25%, 10/15/21(1)	2,000,000	2,057,500
Ceridian Corp., 8.875%, 7/15/19(1)	1,600,000	1,824,000
Clean Harbors, Inc., 5.25%, 8/1/20	1,100,000	1,138,500
Covanta Holding Corp., 5.875%, 3/1/24	1,600,000	1,633,443
Envision Healthcare Corp., 8.125%, 6/1/19	1,463,000	1,568,153
Global A&T Electronics Ltd., 10.00%, 2/1/19(1)	250,000	206,250
Iron Mountain, Inc., 8.375%, 8/15/21	274,000	291,125
Iron Mountain, Inc., 5.75%, 8/15/24	1,500,000	1,468,125
Modular Space Corp., 10.25%, 1/31/19(1)	1,935,000	2,017,237
ServiceMaster Co., 8.00%, 2/15/20	2,350,000	2,561,500
		15,229,896
COMMUNICATIONS EQUIPMENT — 1.4%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(1)	1,000,000	1,062,500
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	1,001,000	960,960
Avaya, Inc., 7.00%, 4/1/19(1)	1,450,000	1,446,375
CommScope, Inc., 8.25%, 1/15/19(1)	917,000	997,237
Crown Castle International Corp., 5.25%, 1/15/23	3,000,000	3,063,750
DreamWorks Animation SKG, Inc., 6.875%, 8/15/20(1)	1,100,000	1,196,250
Nokia Oyj, 5.375%, 5/15/19	700,000	740,250
SBA Communications Corp., 5.625%, 10/1/19	1,000,000	1,052,500
		10,519,822
COMPUTERS AND PERIPHERALS — 0.3%
Dell, Inc., 5.875%, 6/15/19	1,250,000	1,293,750
NCR Corp., 5.00%, 7/15/22	500,000	503,125
Seagate HDD Cayman, 4.75%, 6/1/23(1)	500,000	496,250
Seagate Technology HDD Holdings, 6.80%, 10/1/16	86,000	97,180
		2,390,305
CONSTRUCTION AND ENGINEERING — 0.1%
Tutor Perini Corp., 7.625%, 11/1/18	1,000,000	1,070,000

11

	Principal Amount	Value
CONSTRUCTION MATERIALS — 1.4%
Associated Materials LLC, 9.125%, 11/1/17	$950,000	$1,004,625
Builders FirstSource, Inc., 7.625%, 6/1/21(1)	1,000,000	1,085,000
Building Materials Corp. of America, 6.75%, 5/1/21(1)	1,060,000	1,152,750
Covanta Holding Corp., 7.25%, 12/1/20	1,050,000	1,152,375
Headwaters, Inc., 7.625%, 4/1/19	500,000	541,250
Interline Brands, Inc., PIK, 10.00%, 11/15/18	1,100,000	1,201,750
Louisiana-Pacific Corp., 7.50%, 6/1/20	400,000	445,000
Nortek, Inc., 8.50%, 4/15/21	500,000	561,250
Summit Materials LLC / Summit Materials Finance Corp., 10.50%, 1/31/20	1,000,000	1,132,500
USG Corp., 5.875%, 11/1/21(1)	1,100,000	1,172,875
Vulcan Materials Co., 7.00%, 6/15/18	800,000	926,400
		10,375,775
CONSUMER FINANCE — 4.0%
Caesars Entertainment Resort Properties LLC, 8.00%, 10/1/20(1)	1,750,000	1,850,625
Caesars Entertainment Resort Properties LLC, 11.00%, 10/1/21(1)	1,500,000	1,582,500
CIT Group, Inc., 4.75%, 2/15/15(1)	475,000	489,250
CIT Group, Inc., 5.00%, 5/15/17	550,000	590,562
CIT Group, Inc., 4.25%, 8/15/17	3,500,000	3,675,000
CIT Group, Inc., 5.50%, 2/15/19(1)	1,500,000	1,621,875
CIT Group, Inc., 3.875%, 2/19/19	1,500,000	1,518,528
CIT Group, Inc., 5.00%, 8/15/22	4,040,000	4,209,191
CIT Group, Inc., 5.00%, 8/1/23	1,250,000	1,284,375
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(1)	1,000,000	1,028,750
Interactive Data Corp., 10.25%, 8/1/18	250,000	271,563
National Money Mart Co., 10.375%, 12/15/16	700,000	705,250
RSI Home Products, Inc., 6.875%, 3/1/18(1)	100,000	107,750
SLM Corp., 5.50%, 1/25/23	5,250,000	5,158,771
SLM Corp., MTN, 6.00%, 1/25/17	1,000,000	1,093,750
Springleaf Finance Corp., 7.75%, 10/1/21	200,000	222,500
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15	500,000	525,000
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	2,250,000	2,480,625
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18	1,000,000	1,067,500
Wolverine World Wide, Inc., 6.125%, 10/15/20	250,000	271,250
		29,754,615
CONTAINERS AND PACKAGING — 1.7%
AEP Industries, Inc., 8.25%, 4/15/19	1,975,000	2,100,906
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)	1,400,000	1,496,250
Ardagh Packaging Finance plc, 9.125%, 10/15/20(1)	1,200,000	1,338,000
Ball Corp., 5.00%, 3/15/22	1,450,000	1,493,500
Ball Corp., 4.00%, 11/15/23	500,000	470,000
Berry Plastics Corp., 9.75%, 1/15/21	600,000	699,750
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer Inc., 6.00%, 6/15/17(1)	1,200,000	1,245,000
BWAY Holding Co., 10.00%, 6/15/18	1,000,000	1,066,250
Consolidated Container Co., 10.125%, 7/15/20(1)	350,000	373,625

12

	Principal Amount	Value
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	$1,100,000	$1,056,000
Packaging Dynamics Corp., 8.75%, 2/1/16(1)	1,100,000	1,130,938
		12,470,219
DIVERSIFIED CONSUMER SERVICES — 0.3%
Laureate Education, Inc., 9.25%, 9/1/19(1)	750,000	802,500
Service Corp. International/US, 5.375%, 1/15/22(1)	1,000,000	1,017,500
		1,820,000
DIVERSIFIED FINANCIAL SERVICES — 3.2%
Ally Financial, Inc., 4.625%, 6/26/15	1,000,000	1,037,995
Ally Financial, Inc., 5.50%, 2/15/17	2,500,000	2,725,000
Ally Financial, Inc., 6.25%, 12/1/17	2,150,000	2,408,000
Ally Financial, Inc., 4.75%, 9/10/18	1,200,000	1,273,500
Ally Financial, Inc., 3.50%, 1/27/19	2,000,000	2,002,500
Ally Financial, Inc., 8.00%, 3/15/20	2,000,000	2,420,000
Ally Financial, Inc., 8.00%, 11/1/31	750,000	928,125
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	2,250,000	2,446,875
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(1)	750,000	765,000
Hockey Merger Sub 2, Inc., 7.875%, 10/1/21(1)	1,000,000	1,072,500
Serta Simmons Holdings LLC, 8.125%, 10/1/20(1)	2,300,000	2,538,625
Societe Generale SA, VRN, 5.92%, 4/5/17(1)	1,000,000	1,068,796
UBS AG, MTN, VRN, 7.25%, 2/22/17	1,000,000	1,099,750
UPCB Finance III Ltd., 6.625%, 7/1/20(1)	1,500,000	1,612,500
		23,399,166
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.0%
CenturyLink, Inc., 5.625%, 4/1/20	3,000,000	3,168,750
CenturyLink, Inc., 7.65%, 3/15/42	1,250,000	1,185,938
Cincinnati Bell, Inc., 8.75%, 3/15/18	2,000,000	2,096,250
Frontier Communications Corp., 7.125%, 3/15/19	2,275,000	2,530,937
Frontier Communications Corp., 8.50%, 4/15/20	500,000	583,750
Frontier Communications Corp., 7.125%, 1/15/23	1,250,000	1,309,375
Hughes Satellite Systems Corp., 6.50%, 6/15/19	1,000,000	1,102,500
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	3,360,000	3,628,800
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1,950,000	2,123,063
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	500,000	522,500
Intelsat Luxembourg SA, 7.75%, 6/1/21(1)	500,000	528,125
Level 3 Financing, Inc., 7.00%, 6/1/20	1,000,000	1,088,750
Level 3 Financing, Inc., 8.625%, 7/15/20	3,850,000	4,336,062
Softbank Corp., 4.50%, 4/15/20(1)	1,500,000	1,500,000
Sprint Capital Corp., 6.90%, 5/1/19	2,600,000	2,866,500
Sprint Capital Corp., 8.75%, 3/15/32	1,000,000	1,105,000
Telecom Italia Capital SA, 7.00%, 6/4/18	2,200,000	2,505,250
Telecom Italia Capital SA, 7.72%, 6/4/38	1,000,000	1,075,000
Virgin Media Finance plc, 8.375%, 10/15/19	902,000	969,650
Windstream Corp., 7.875%, 11/1/17	250,000	288,125
Windstream Corp., 7.75%, 10/15/20	1,200,000	1,293,000

13

	Principal Amount	Value
Windstream Corp., 6.375%, 8/1/23	$1,000,000	$980,000
		36,787,325
ELECTRIC UTILITIES — 1.1%
AES Corp. (The), 8.00%, 10/15/17	26,000	30,842
AES Corp. (The), 4.875%, 5/15/23	3,250,000	3,120,000
Atlantic Power Corp., 9.00%, 11/15/18	4,580,000	4,854,800
		8,005,642
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
Jabil Circuit, Inc., 5.625%, 12/15/20	750,000	797,813
Sanmina Corp., 7.00%, 5/15/19(1)	2,650,000	2,818,937
Viasystems, Inc., 7.875%, 5/1/19(1)	700,000	757,750
		4,374,500
ENERGY EQUIPMENT AND SERVICES — 1.0%
Basic Energy Services, Inc., 7.75%, 2/15/19	2,200,000	2,373,250
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	1,500,000	1,481,250
Offshore Group Investment Ltd., 7.125%, 4/1/23	1,250,000	1,278,125
Pacific Drilling SA, 5.375%, 6/1/20(1)	500,000	498,750
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)	1,000,000	1,077,500
SESI LLC, 6.375%, 5/1/19	750,000	802,500
		7,511,375
FOOD AND STAPLES RETAILING — 1.5%
Alphabet Holding Co., Inc., PIK, 7.75%, 11/1/17	900,000	931,500
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(1)	3,000,000	3,303,750
Rite Aid Corp., 9.25%, 3/15/20	1,700,000	1,944,375
Rite Aid Corp., 6.75%, 6/15/21	1,500,000	1,631,250
SUPERVALU, Inc., 8.00%, 5/1/16	2,840,000	3,145,300
		10,956,175
FOOD PRODUCTS — 1.7%
ARAMARK Corp., 5.75%, 3/15/20	700,000	742,875
Big Heart Pet Brands, 7.625%, 2/15/19	1,246,000	1,299,734
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20(1)	1,750,000	1,725,937
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(1)	950,000	1,045,000
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21(1)	750,000	802,500
Michael Foods Group, Inc., 9.75%, 7/15/18	1,603,000	1,719,218
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	1,000,000	982,500
Post Holdings, Inc., 7.375%, 2/15/22	2,900,000	3,132,000
Smithfield Foods, Inc., 6.625%, 8/15/22	750,000	813,750
TreeHouse Foods, Inc., 4.875%, 3/15/22	100,000	100,875
		12,364,389
GAS UTILITIES — 2.8%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	1,000,000	1,070,000
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 6.625%, 10/1/20	750,000	802,500
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 5.875%, 8/1/23	1,500,000	1,488,750

14

	Principal Amount	Value
Chesapeake Midstream Partners LP / CHKM Finance Corp., 6.125%, 7/15/22	$1,000,000	$1,081,250
El Paso Corp., 7.25%, 6/1/18	700,000	800,001
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(1)	3,100,000	3,371,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	295,000	320,813
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	325,000	352,625
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23	500,000	516,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	800,000	774,000
NGPL PipeCo LLC, 7.12%, 12/15/17(1)	750,000	740,625
NGPL PipeCo LLC, 9.625%, 6/1/19(1)	250,000	268,125
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	1,350,000	1,366,875
Regency Energy Partners LP / Regency Energy Finance Corp., 4.50%, 11/1/23	1,500,000	1,402,500
Rockies Express Pipeline LLC, 3.90%, 4/15/15(1)	1,000,000	1,010,000
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,000,000	1,036,250
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22(1)	1,000,000	1,043,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	562,000	599,935
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23(1)	2,436,000	2,271,570
		20,317,069
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.4%
Alere, Inc., 6.50%, 6/15/20	1,250,000	1,318,750
Biomet, Inc., 6.50%, 8/1/20	2,400,000	2,596,800
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	250,000	266,250
Hologic, Inc., 6.25%, 8/1/20	250,000	265,625
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	2,402,000	2,774,310
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	650,000	762,125
Mallinckrodt International Finance SA, 4.75%, 4/15/23(1)	2,240,000	2,134,160
		10,118,020
HEALTH CARE PROVIDERS AND SERVICES — 5.3%
21st Century Oncology, Inc., 8.875%, 1/15/17	1,200,000	1,254,000
21st Century Oncology, Inc., 9.875%, 4/15/17	305,000	301,950
Capella Healthcare, Inc., 9.25%, 7/1/17	1,100,000	1,171,500
Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	250,000	254,688
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	820,000	863,050
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	1,500,000	1,655,625
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	700,000	760,375
CHS/Community Health Systems, Inc., 6.875%, 2/1/22(1)	3,340,000	3,507,000
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	850,000	914,813
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,350,000	1,444,500
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,350,000	1,441,125
Gentiva Health Services, Inc., 11.50%, 9/1/18	1,498,000	1,589,752
HCA Holdings, Inc., 7.75%, 5/15/21	1,500,000	1,657,500

15

	Principal Amount	Value
HCA, Inc., 7.25%, 9/15/20	$1,000,000	$1,083,750
HCA, Inc., 7.50%, 2/15/22	2,250,000	2,576,250
HCA, Inc., 5.875%, 3/15/22	500,000	540,000
HCA, Inc., 4.75%, 5/1/23	2,000,000	1,982,500
HCA, Inc., 7.69%, 6/15/25	2,400,000	2,574,000
Healthsouth Corp., 8.125%, 2/15/20	700,000	761,250
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	2,950,000	3,163,875
LifePoint Hospitals, Inc., 5.50%, 12/1/21(1)	2,200,000	2,288,000
Tenet Healthcare Corp., 8.00%, 8/1/20	1,600,000	1,752,000
Tenet Healthcare Corp., 6.00%, 10/1/20(1)	2,100,000	2,250,937
Tenet Healthcare Corp., 4.50%, 4/1/21	500,000	490,625
Tenet Healthcare Corp., 8.125%, 4/1/22	1,250,000	1,400,000
Universal Health Services, Inc., 7.00%, 10/1/18	1,300,000	1,374,750
		39,053,815
HOTELS, RESTAURANTS AND LEISURE — 4.6%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18	1,000,000	1,075,000
Boyd Gaming Corp., 9.125%, 12/1/18	1,600,000	1,742,400
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	2,750,000	2,653,750
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	1,900,000	840,750
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	4,000,000	3,560,000
Carlson Wagonlit BV, 6.875%, 6/15/19(1)	750,000	804,375
CEC Entertainment, Inc., 8.00%, 2/15/22(1)	250,000	260,000
Dave & Buster's, Inc., 11.00%, 6/1/18	700,000	750,750
DineEquity, Inc., 9.50%, 10/30/18	1,000,000	1,095,000
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(1)	750,000	767,813
Graton Economic Development Authority, 9.625%, 9/1/19(1)	1,100,000	1,262,250
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21(1)	1,100,000	1,151,562
Marina District Finance Co., Inc., 9.875%, 8/15/18	350,000	377,563
MCE Finance Ltd., 5.00%, 2/15/21(1)	1,750,000	1,758,750
MGM Resorts International, 6.625%, 7/15/15	500,000	532,500
MGM Resorts International, 7.625%, 1/15/17	3,350,000	3,839,937
MGM Resorts International, 8.625%, 2/1/19	750,000	901,875
MGM Resorts International, 7.75%, 3/15/22	250,000	291,250
Pinnacle Entertainment, 7.50%, 4/15/21	3,600,000	3,915,000
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	800,000	824,000
Station Casinos LLC, 7.50%, 3/1/21	1,700,000	1,846,625
Wyndham Worldwide Corp., 5.625%, 3/1/21	500,000	547,117
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	1,100,000	1,229,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	750,000	786,562
Wynn Macau Ltd., 5.25%, 10/15/21(1)	1,100,000	1,122,000
		33,936,079
HOUSEHOLD DURABLES — 3.3%
Beazer Homes USA, Inc., 8.125%, 6/15/16	750,000	836,250
Beazer Homes USA, Inc., 7.25%, 2/1/23	209,000	219,450

16

	Principal Amount	Value
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	$750,000	$778,125
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(1)	4,550,000	4,677,969
KB Home, 4.75%, 5/15/19	1,500,000	1,515,000
KB Home, 8.00%, 3/15/20	500,000	570,000
Lennar Corp., 6.95%, 6/1/18	800,000	908,000
Lennar Corp., Series B, 5.60%, 5/31/15	500,000	523,750
Lennar Corp., Series B, 6.50%, 4/15/16	500,000	545,000
Libbey Glass, Inc., 6.875%, 5/15/20	225,000	246,094
Meritage Homes Corp., 7.00%, 4/1/22	750,000	830,625
Ryland Group, Inc. (The), 5.375%, 10/1/22	500,000	498,750
Standard Pacific Corp., 8.375%, 5/15/18	3,250,000	3,859,375
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(1)	2,000,000	1,985,000
Taylor Morrison, Inc., 7.75%, 4/15/20(1)	1,079,000	1,194,992
Toll Brothers Finance Corp., 4.00%, 12/31/18	1,250,000	1,284,375
Toll Brothers Finance Corp., 6.75%, 11/1/19	680,000	775,200
WCI Communities, Inc., 6.875%, 8/15/21(1)	2,000,000	2,080,000
William Lyon Homes, Inc., 8.50%, 11/15/20	1,000,000	1,117,500
		24,445,455
HOUSEHOLD PRODUCTS — 1.9%
American Achievement Corp., 10.875%, 4/15/16(1)	1,000,000	1,057,500
Central Garden and Pet Co., 8.25%, 3/1/18	2,220,000	2,300,475
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.50%, 5/15/18	1,250,000	1,312,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 4/15/19	400,000	425,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, 4/15/19	1,000,000	1,075,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 8/15/19	975,000	1,078,594
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	1,450,000	1,627,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,500,000	1,578,750
Spectrum Brands, Inc., 6.75%, 3/15/20	625,000	678,906
Spectrum Brands, Inc., 6.375%, 11/15/20	600,000	652,500
Spectrum Brands, Inc., 6.625%, 11/15/22	1,680,000	1,837,500
		13,624,350
INDUSTRIAL CONGLOMERATES — 1.1%
Bombardier, Inc., 7.50%, 3/15/18(1)	900,000	1,019,250
Bombardier, Inc., 5.75%, 3/15/22(1)	1,000,000	1,015,000
HD Supply, Inc., 8.125%, 4/15/19	950,000	1,064,000
HD Supply, Inc., 7.50%, 7/15/20	2,700,000	2,959,875
Jack Cooper Holdings Corp., 9.25%, 6/1/20(1)	1,100,000	1,203,125
Milacron LLC / Mcron Finance Corp., 7.75%, 2/15/21(1)	100,000	108,500
Schaeffler Finance BV, 7.75%, 2/15/17(1)	750,000	855,000
		8,224,750

17

	Principal Amount	Value
INSURANCE — 2.4%
AIG Life Holdings, Inc., 7.57%, 12/1/45(1)	$500,000	$610,600
Aircastle Ltd., 6.75%, 4/15/17	1,225,000	1,367,406
American International Group, Inc., VRN, 8.18%, 5/15/38	1,000,000	1,318,750
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/18(1)	1,250,000	1,356,250
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	1,400,000	1,298,500
ING U.S., Inc., VRN, 5.65%, 5/15/23	750,000	749,250
International Lease Finance Corp., 5.75%, 5/15/16	2,500,000	2,695,325
International Lease Finance Corp., 8.75%, 3/15/17	2,200,000	2,590,500
International Lease Finance Corp., 6.25%, 5/15/19	1,250,000	1,384,375
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)	2,400,000	2,520,000
Onex USI Aquisition Corp., 7.75%, 1/15/21(1)	500,000	523,750
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/21(1)	500,000	535,748
Swiss Re Capital I LP, VRN, 6.85%, 5/25/16(1)	1,000,000	1,075,000
		18,025,454
INTERNET SOFTWARE AND SERVICES — 0.7%
Equinix, Inc., 4.875%, 4/1/20	500,000	513,750
Equinix, Inc., 7.00%, 7/15/21	500,000	559,375
IAC/InterActiveCorp, 4.75%, 12/15/22	1,000,000	983,750
Netflix, Inc., 5.375%, 2/1/21	500,000	527,500
Netflix, Inc., 5.75%, 3/1/24(1)	2,000,000	2,080,000
VeriSign, Inc., 4.625%, 5/1/23	500,000	482,500
Zayo Group LLC / Zayo Capital, Inc., 8.125%, 1/1/20	250,000	275,313
		5,422,188
IT SERVICES — 1.8%
First Data Corp., 7.375%, 6/15/19(1)	3,000,000	3,232,500
First Data Corp., 8.875%, 8/15/20(1)	1,000,000	1,112,500
First Data Corp., 8.25%, 1/15/21(1)	4,999,000	5,448,910
First Data Corp., 12.625%, 1/15/21	349,000	417,055
First Data Corp., 11.75%, 8/15/21	2,100,000	2,215,500
j2 Global, Inc., 8.00%, 8/1/20	200,000	219,000
SunGard Data Systems, Inc., 7.375%, 11/15/18	614,000	651,607
		13,297,072
MACHINERY — 0.8%
Case New Holand, Inc., 7.875%, 12/1/17	2,200,000	2,590,500
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	950,000	1,053,313
Navistar International Corp., 8.25%, 11/1/21	1,024,000	1,048,320
Oshkosh Corp., 8.50%, 3/1/20	350,000	385,875
Terex Corp., 6.50%, 4/1/20	500,000	546,250
Terex Corp., 6.00%, 5/15/21	250,000	268,750
		5,893,008
MARINE — 0.1%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	250,000	263,438

18

	Principal Amount	Value
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.125%, 2/15/19	$500,000	$507,500
		770,938
MEDIA — 8.8%
AMC Entertainment, Inc., 9.75%, 12/1/20	1,000,000	1,157,500
AMC Networks, Inc., 7.75%, 7/15/21	200,000	226,500
Cablevision Systems Corp., 8.625%, 9/15/17	1,500,000	1,785,000
Cablevision Systems Corp., 5.875%, 9/15/22	1,500,000	1,537,500
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	35,000	37,144
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	1,500,000	1,644,375
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,900,000	2,874,625
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)(2)(3)	1,129,000	392,328
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	750,000	746,250
Cinemark USA, Inc., 5.125%, 12/15/22	600,000	603,000
Clear Channel Communications, Inc., 9.00%, 3/1/21	1,750,000	1,835,312
Clear Channel Communications, Inc., PIK, 14.00%, 2/1/21	2,483,085	2,495,500
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	375,000	404,063
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	2,375,000	2,576,875
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	270,000	287,888
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	730,000	783,837
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16(1)	500,000	664,375
CSC Holdings LLC, 7.625%, 7/15/18	1,200,000	1,399,500
CSC Holdings LLC, 6.75%, 11/15/21	1,200,000	1,347,000
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	1,350,000	1,444,500
DISH DBS Corp., 7.125%, 2/1/16	2,450,000	2,682,750
DISH DBS Corp., 4.625%, 7/15/17	1,500,000	1,601,250
DISH DBS Corp., 6.75%, 6/1/21	2,950,000	3,311,375
DISH DBS Corp., 5.00%, 3/15/23	1,250,000	1,262,500
Gray Television, Inc., 7.50%, 10/1/20	1,000,000	1,090,000
Griffey Intermediate, Inc. / Griffey Finance Sub LLC, 7.00%, 10/15/20(1)	850,000	745,875
Lamar Media Corp., 7.875%, 4/15/18	300,000	313,125
Lamar Media Corp., 5.875%, 2/1/22	1,450,000	1,544,250
Lamar Media Corp., 5.00%, 5/1/23	1,400,000	1,407,000
McClatchy Co. (The), 9.00%, 12/15/22	900,000	1,051,875
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21(1)	250,000	285,000
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	750,000	806,250
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	500,000	547,500
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	1,028,000	1,040,850
Regal Entertainment Group, 5.75%, 3/15/22	1,250,000	1,290,625
RR Donnelley & Sons Co., 7.25%, 5/15/18	264,000	308,220
Sable International Finance Ltd., 8.75%, 2/1/20(1)	1,450,000	1,642,125
SBA Telecommunications, Inc., 8.25%, 8/15/19	650,000	693,062
SBA Telecommunications, Inc., 5.75%, 7/15/20	250,000	263,125
Sinclair Television Group, Inc., 8.375%, 10/15/18	1,000,000	1,077,500

19

	Principal Amount	Value
Sinclair Television Group, Inc., 5.375%, 4/1/21	$1,000,000	$997,500
Sinclair Television Group, Inc., 6.125%, 10/1/22	250,000	254,375
Sirius XM Holdings, Inc., 4.25%, 5/15/20(1)	1,000,000	980,000
Sirius XM Holdings, Inc., 5.875%, 10/1/20(1)	750,000	791,250
Sirius XM Holdings, Inc., 5.75%, 8/1/21(1)	1,000,000	1,045,000
Sirius XM Holdings, Inc., 5.25%, 8/15/22(1)	400,000	414,000
Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	500,000	518,750
Univision Communications, Inc., 6.875%, 5/15/19(1)	3,250,000	3,501,875
Univision Communications, Inc., 8.50%, 5/15/21(1)	1,100,000	1,223,750
UPCB Finance VI Ltd., 6.875%, 1/15/22(1)	500,000	547,500
Videotron Ltee, 9.125%, 4/15/18	52,000	54,080
Videotron Ltee, 5.00%, 7/15/22	1,000,000	1,007,500
Visant Corp., 10.00%, 10/1/17	1,700,000	1,702,125
Wind Acquisition Finance SA, 11.75%, 7/15/17(1)	2,750,000	2,901,250
Wind Acquisition Finance SA, 7.25%, 2/15/18(1)	1,200,000	1,272,000
WMG Acquisition Corp., 6.00%, 1/15/21(1)	225,000	235,688
		64,653,972
METALS AND MINING — 3.2%
AK Steel Corp., 7.625%, 5/15/20	750,000	751,875
Aleris International, Inc., 7.625%, 2/15/18	700,000	727,125
AngloGold Ashanti Holdings plc, 8.50%, 7/30/20	2,000,000	2,213,000
ArcelorMittal, 4.25%, 8/5/15	2,000,000	2,067,500
ArcelorMittal, 5.00%, 2/25/17	2,500,000	2,665,625
ArcelorMittal, 6.125%, 6/1/18	2,500,000	2,750,000
ArcelorMittal, 7.25%, 3/1/41	3,400,000	3,425,500
Dynacast International LLC / Dynacast Finance, Inc., 9.25%, 7/15/19	500,000	558,750
First Quantum Minerals Ltd., 6.75%, 2/15/20(1)	543,000	552,503
First Quantum Minerals Ltd., 7.00%, 2/15/21(1)	543,000	555,217
FMG Resources August 2006 Pty Ltd., 6.875%, 2/1/18(1)	1,250,000	1,320,312
FMG Resources August 2006 Pty Ltd., 8.25%, 11/1/19(1)	2,200,000	2,428,250
Novelis, Inc., 8.375%, 12/15/17	1,000,000	1,071,250
Ryerson, Inc. / Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	100,000	108,250
Steel Dynamics, Inc., 7.625%, 3/15/20	400,000	435,000
Steel Dynamics, Inc., 5.25%, 4/15/23	1,000,000	1,022,500
United States Steel Corp., 7.375%, 4/1/20	500,000	550,000
Vulcan Materials Co., 6.50%, 12/1/16	67,000	75,082
		23,277,739
MULTI-UTILITIES — 2.5%
Calpine Corp., 7.875%, 7/31/20(1)	1,733,000	1,914,965
Calpine Corp., 7.50%, 2/15/21(1)	866,000	950,435
Dynegy, Inc., 5.875%, 6/1/23(1)	500,000	493,750
EDP Finance BV, 6.00%, 2/2/18(1)	1,250,000	1,359,375
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20(3)	1,976,000	2,089,620
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.25%, 12/1/20(1)(3)	1,000,000	1,058,750

20

	Principal Amount	Value
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25%, 3/1/22(1)(3)	$500,000	$592,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., PIK, 11.25%, 12/1/18(1)(3)	439,798	311,157
GenOn Energy, Inc., 9.50%, 10/15/18	2,000,000	2,055,000
Illinois Power Generating Co., 7.00%, 4/15/18	300,000	267,750
Ipalco Enterprises, Inc., 5.00%, 5/1/18	2,000,000	2,125,000
NRG Energy, Inc., 7.625%, 1/15/18	2,595,000	2,925,863
NRG Energy, Inc., 7.625%, 5/15/19	1,110,000	1,159,950
NRG Energy, Inc., 6.25%, 7/15/22(1)	500,000	516,250
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.25%, 11/1/15(3)	1,750,000	52,500
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(1)(3)	1,000,000	772,500
		18,645,365
MULTILINE RETAIL — 0.7%
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	1,980,000	1,923,075
J.C. Penney Corp., Inc., 7.65%, 8/15/16	750,000	706,875
J.C. Penney Corp., Inc., 5.75%, 2/15/18	500,000	425,000
Neiman Marcus Group Ltd., Inc., 8.00%, 10/15/21(1)	1,750,000	1,931,563
		4,986,513
OFFICE ELECTRONICS — 0.1%
CDW LLC / CDW Finance Corp., 8.00%, 12/15/18	650,000	705,250
OIL, GAS AND CONSUMABLE FUELS — 8.7%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	1,000,000	772,500
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	1,200,000	1,305,000
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,000,000	1,080,000
Antero Resources Finance Corp., 7.25%, 8/1/19	650,000	695,500
Arch Coal, Inc., 7.00%, 6/15/19	1,500,000	1,166,250
Arch Coal, Inc., 7.25%, 10/1/20	600,000	463,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/1/19	100,000	114,000
Chesapeake Energy Corp., 6.625%, 8/15/20	3,400,000	3,833,500
Chesapeake Energy Corp., 5.375%, 6/15/21	1,000,000	1,057,500
Chesapeake Energy Corp., 5.75%, 3/15/23	1,000,000	1,063,750
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	955,000	995,588
Concho Resources, Inc., 5.50%, 10/1/22	2,200,000	2,304,500
Concho Resources, Inc., 5.50%, 4/1/23	750,000	783,750
Consol Energy, Inc., 8.00%, 4/1/17	700,000	731,500
Continental Resources, Inc., 5.00%, 9/15/22	1,450,000	1,524,312
Denbury Resources, Inc., 8.25%, 2/15/20	1,096,000	1,197,380
Denbury Resources, Inc., 6.375%, 8/15/21	100,000	107,250
Denbury Resources, Inc., 4.625%, 7/15/23	750,000	701,250
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	500,000	546,250
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	1,200,000	1,293,000
EP Energy LLC / EP Energy Finance, Inc., 9.375%, 5/1/20	3,000,000	3,483,750
EP Energy LLC / Everest Acquisition Finance, Inc., 7.75%, 9/1/22	250,000	281,875

21

	Principal Amount	Value
Halcon Resources Corp., 8.875%, 5/15/21	$2,000,000	$2,085,000
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	1,425,000	1,492,688
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	1,500,000	1,636,875
MEG Energy Corp., 6.50%, 3/15/21(1)	500,000	528,750
MEG Energy Corp., 7.00%, 3/31/24(1)	1,200,000	1,272,000
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	500,000	545,000
Peabody Energy Corp., 7.375%, 11/1/16	500,000	562,500
Peabody Energy Corp., 6.00%, 11/15/18	3,210,000	3,382,537
Peabody Energy Corp., 6.50%, 9/15/20	350,000	363,125
Peabody Energy Corp., 6.25%, 11/15/21	2,900,000	2,921,750
QEP Resources, Inc., 5.375%, 10/1/22	4,510,000	4,555,100
QEP Resources, Inc., 5.25%, 5/1/23	250,000	250,000
Range Resources Corp., 5.75%, 6/1/21	1,000,000	1,076,250
Range Resources Corp., 5.00%, 8/15/22	1,500,000	1,537,500
Sabine Pass LNG LP, 7.50%, 11/30/16	3,090,000	3,429,900
Sabine Pass LNG LP, 6.50%, 11/1/20	250,000	263,750
Samson Investment Co., 10.75%, 2/15/20(1)	1,200,000	1,314,000
SandRidge Energy, Inc., 7.50%, 3/15/21	3,500,000	3,753,750
SandRidge Energy, Inc., 7.50%, 2/15/23	100,000	106,500
SM Energy Co., 6.50%, 1/1/23	250,000	268,125
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/1/18	1,044,000	1,114,470
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	600,000	645,000
Tesoro Corp., 4.25%, 10/1/17	1,000,000	1,055,000
Venoco, Inc., 8.875%, 2/15/19	1,450,000	1,471,750
Whiting Petroleum Corp., 5.75%, 3/15/21	1,200,000	1,293,000
WPX Energy, Inc., 5.25%, 1/15/17	1,250,000	1,343,750
		63,769,975
PAPER AND FOREST PRODUCTS — 0.3%
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	500,000	558,750
Sappi Papier Holding GmbH, 6.625%, 4/15/21(1)	1,500,000	1,563,750
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	500,000	265,000
		2,387,500
PERSONAL PRODUCTS — 0.3%
Elizabeth Arden, Inc., 7.375%, 3/15/21	1,780,000	1,922,400
PHARMACEUTICALS — 1.0%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	1,200,000	1,299,000
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	300,000	324,750
Forest Laboratories, Inc., 4.375%, 2/1/19(1)	750,000	790,312
Grifols Worldwide Operations Ltd., 5.25%, 4/1/22(1)	200,000	205,000
Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	250,000	271,875
Valeant Pharmaceuticals International, 6.875%, 12/1/18(1)	1,000,000	1,067,500
Valeant Pharmaceuticals International, 7.00%, 10/1/20(1)	500,000	543,750
Valeant Pharmaceuticals International, 6.375%, 10/15/20(1)	1,800,000	1,953,000
Valeant Pharmaceuticals International, 6.75%, 8/15/21(1)	250,000	270,625

22

	Principal Amount	Value
Valeant Pharmaceuticals International, 7.25%, 7/15/22(1)	$750,000	$832,500
		7,558,312
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
Corrections Corp. of America, 4.125%, 4/1/20	1,350,000	1,339,875
DuPont Fabros Technology LP, 5.875%, 9/15/21	250,000	265,625
Felcor Lodging LP, 6.75%, 6/1/19	500,000	539,375
iStar Financial, Inc., 3.875%, 7/1/16	100,000	103,500
iStar Financial, Inc., 9.00%, 6/1/17	100,000	118,000
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	1,500,000	1,620,000
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	500,000	527,500
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	1,000,000	1,012,500
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership LP, 7.75%, 3/15/20	750,000	893,219
Weyerhaeuser Co., 7.375%, 3/15/32	750,000	966,638
		7,386,232
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
CB Richard Ellis Services, Inc., 6.625%, 10/15/20	800,000	858,000
CBRE Services, Inc., 5.00%, 3/15/23	1,250,000	1,257,812
Realogy Corp., 7.875%, 2/15/19(1)	750,000	812,813
		2,928,625
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.6%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	167,000	175,768
Amkor Technology, Inc., 6.375%, 10/1/22	1,000,000	1,041,250
Freescale Semiconductor, Inc., 8.05%, 2/1/20	1,156,000	1,275,935
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	1,000,000	1,027,500
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(1)	500,000	535,000
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(1)	250,000	263,125
		4,318,578
SOFTWARE — 0.4%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	250,000	268,125
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	250,000	264,375
Infor US, Inc., 9.375%, 4/1/19	850,000	961,562
Nuance Communications, Inc., 5.375%, 8/15/20(1)	754,000	754,000
Sabre, Inc., 8.50%, 5/15/19(1)	750,000	831,563
		3,079,625
SPECIALTY RETAIL — 3.3%
Asbury Automotive Group, Inc., 8.375%, 11/15/20	500,000	562,500
Ashtead Capital Inc., 6.50%, 7/15/22(1)	250,000	273,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19	1,200,000	1,293,000
Building Materials Holding Corp., 9.00%, 9/15/18(1)	1,000,000	1,107,500
Claire's Stores, Inc., 9.00%, 3/15/19(1)	100,000	104,375
Claire's Stores, Inc., 7.75%, 6/1/20(1)	750,000	581,250
Hertz Corp. (The), 4.25%, 4/1/18	100,000	103,500
Hertz Corp. (The), 6.75%, 4/15/19	1,150,000	1,237,687

23

	Principal Amount	Value
Hertz Corp. (The), 5.875%, 10/15/20	$450,000	$482,064
Hertz Corp. (The), 7.375%, 1/15/21	1,550,000	1,712,750
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., PIK, 7.50%, 8/1/18(1)	1,000,000	1,035,000
Michaels Stores, Inc., 7.75%, 11/1/18	500,000	536,875
Party City Holdings, Inc., 8.875%, 8/1/20	1,200,000	1,342,500
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	1,000,000	1,077,500
Petco Holdings, Inc., PIK, 8.50%, 10/15/17(1)	500,000	510,635
Rent-A-Center, Inc., 6.625%, 11/15/20	700,000	726,250
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	1,350,000	1,485,000
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	1,000,000	1,020,000
Sonic Automotive, Inc., 7.00%, 7/15/22	800,000	886,000
Sonic Automotive, Inc., 5.00%, 5/15/23	850,000	838,312
Stewart Enterprises, Inc., 6.50%, 4/15/19	600,000	631,200
Toys "R" Us Delaware, Inc., 7.375%, 9/1/16(1)	1,200,000	1,119,000
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	900,000	921,375
United Rentals North America, Inc., 5.75%, 7/15/18	1,000,000	1,075,000
United Rentals North America, Inc., 7.375%, 5/15/20	250,000	277,188
United Rentals North America, Inc., 8.375%, 9/15/20	2,950,000	3,281,875
United Rentals North America, Inc., 7.625%, 4/15/22	250,000	281,563
		24,503,024
TEXTILES, APPAREL AND LUXURY GOODS — 2.0%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	2,200,000	2,466,750
Fifth & Pacific Cos, Inc., 10.50%, 4/15/19	90,000	95,175
Gymboree Corp., 9.125%, 12/1/18	2,950,000	2,511,187
Hanesbrands, Inc., 6.375%, 12/15/20	2,250,000	2,469,375
L Brands, Inc., 6.90%, 7/15/17	1,000,000	1,148,750
L Brands, Inc., 7.00%, 5/1/20	500,000	572,500
L Brands, Inc., 6.625%, 4/1/21	750,000	846,563
L Brands, Inc., 5.625%, 2/15/22	2,250,000	2,387,812
Polymer Group, Inc., 7.75%, 2/1/19	1,360,000	1,462,000
PVH Corp., 4.50%, 12/15/22	500,000	496,250
		14,456,362
WIRELESS TELECOMMUNICATION SERVICES — 2.7%
MetroPCS Wireless, Inc., 7.875%, 9/1/18	1,000,000	1,065,000
MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,250,000	1,339,063
NII Capital Corp., 7.625%, 4/1/21	500,000	142,500
NII International Telecom SCA, 7.875%, 8/15/19(1)	500,000	342,500
Sprint Communications, 6.00%, 12/1/16	3,230,000	3,548,962
Sprint Communications, 9.125%, 3/1/17	250,000	296,875
Sprint Communications, 9.00%, 11/15/18(1)	1,000,000	1,225,000
Sprint Communications, 7.00%, 3/1/20(1)	1,100,000	1,273,250
Sprint Communications, 6.00%, 11/15/22	1,750,000	1,791,562
Sprint Corp., 7.25%, 9/15/21(1)	3,000,000	3,281,250
Sprint Corp., 7.125%, 6/15/24(1)	750,000	789,375
T-Mobile USA, Inc., 6.46%, 4/28/19	1,250,000	1,340,625
T-Mobile USA, Inc., 6.63%, 4/28/21	1,500,000	1,618,125

24

	Principal Amount/ Shares	Value
T-Mobile USA, Inc., 6.125%, 1/15/22	$1,100,000	$1,156,375
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.49%, 2/2/16(1)	250,000	258,125
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(1)	700,000	723,625
		20,192,212
TOTAL CORPORATE BONDS (Cost $659,895,402)		693,561,249
MUNICIPAL SECURITIES — 1.8%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/42	1,500,000	1,006,365
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	5,245,000	3,146,056
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	3,600,000	2,148,984
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	4,000,000	3,057,040
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	3,640,000	2,734,477
Puerto Rico Public Buildings Authority Rev., Series 2012 U, 5.25%, 7/1/42	1,460,000	1,009,035
TOTAL MUNICIPAL SECURITIES (Cost $13,996,374)		13,101,957
ASSET-BACKED SECURITIES(4) — 0.4%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(1)	779,108	843,385
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	1,207,937	1,334,770
US Airways 2013-1 Class B Pass Through Trust, 5.375%, 5/15/23	1,000,000	1,012,500
TOTAL ASSET-BACKED SECURITIES (Cost $2,992,699)		3,190,655
COMMON STOCKS — 0.3%
BUILDING PRODUCTS†
Nortek, Inc.(2)	650	53,436
COMMERCIAL BANKS — 0.1%
CIT Group, Inc.	9,111	446,621
HEALTH CARE PROVIDERS AND SERVICES — 0.1%
Express Scripts Holding Co.(2)	10,800	810,972
MEDIA — 0.1%
Charter Communications, Inc., Class A(2)	5,213	642,242
TOTAL COMMON STOCKS (Cost $1,685,158)		1,953,271
EXCHANGE-TRADED FUNDS — 0.1%
iShares iBoxx $ High Yield Corporate Bond Fund (Cost $946,896)	10,600	1,000,534
PREFERRED STOCKS†
CONSUMER FINANCE†
Ally Financial, Inc., 7.00%(1) (Cost $164,281)	175	173,720

25

	Principal Amount/ Shares	Value
TEMPORARY CASH INVESTMENTS — 2.3%
BNP Paribas Finance, Inc., 0.02%, 4/1/14(5)	$5,148,000	$5,147,987
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $950,780), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $931,560)		931,559
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $836,245), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $819,773)		819,772
SSgA U.S. Government Money Market Fund	4,081,103	4,081,103
Union Bank N.A., 0.02%, 4/1/14(5)	$6,199,000	6,198,985
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,179,434)		17,179,406
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $696,860,244)		730,160,792
OTHER ASSETS AND LIABILITIES — 1.0%		7,036,794
TOTAL NET ASSETS — 100.0%		$737,197,586

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,250,000	USD	1,132,038	Barclays Bank plc	4/10/14	$26,575
AUD	1,350,000	USD	1,216,075	Deutsche Bank	4/10/14	35,227
AUD	800,000	USD	721,062	Deutsche Bank	4/10/14	20,450
AUD	1,100,000	USD	980,789	Deutsche Bank	4/10/14	38,791
AUD	2,250,000	USD	2,074,860	JPMorgan Chase Bank N.A.	4/10/14	10,643
AUD	3,296,193	USD	2,921,202	Westpac Group	4/10/14	134,007
AUD	850,000	USD	759,824	Westpac Group	4/10/14	28,033
AUD	4,150,000	USD	3,769,868	Westpac Group	4/10/14	76,726
USD	2,299,501	AUD	2,550,000	Barclays Bank plc	4/10/14	(64,069)
USD	4,192,224	AUD	4,800,000	HSBC Holdings plc	4/10/14	(256,849)
USD	492,135	AUD	550,000	UBS AG	4/10/14	(17,655)
USD	578,971	AUD	650,000	UBS AG	4/10/14	(23,507)
USD	2,216,868	AUD	2,550,000	Westpac Group	4/10/14	(146,702)
USD	636,881	AUD	700,000	Westpac Group	4/10/14	(11,942)
USD	2,747,852	AUD	3,050,000	Westpac Group	4/10/14	(79,163)
CAD	1,050,890	USD	950,000	Deutsche Bank	4/10/14	403
CAD	2,155,394	USD	1,950,000	JPMorgan Chase Bank N.A.	4/10/14	(707)
CAD	2,272,159	USD	2,050,000	Westpac Group	4/10/14	4,893
USD	1,650,000	CAD	1,803,780	Deutsche Bank	4/10/14	18,699
USD	4,247,442	CAD	4,660,208	HSBC Holdings plc	4/10/14	32,847
USD	2,550,000	CAD	2,875,253	Westpac Group	4/10/14	(50,318)
CHF	2,016,605	USD	2,250,000	Barclays Bank plc	4/10/14	31,242
CHF	2,200,750	USD	2,500,000	Deutsche Bank	4/10/14	(10,447)
CHF	1,083,577	USD	1,202,298	HSBC Holdings plc	4/10/14	23,476
CHF	1,443,767	USD	1,650,000	JPMorgan Chase Bank N.A.	4/10/14	(16,769)

26

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,274,511	USD	1,450,000	Westpac Group	4/10/14	$(8,236)
USD	1,650,000	CHF	1,486,782	Barclays Bank plc	4/10/14	(31,891)
USD	800,000	CHF	715,584	Deutsche Bank	4/10/14	(9,490)
USD	2,600,000	CHF	2,329,600	Deutsche Bank	4/10/14	(35,312)
USD	1,350,000	CHF	1,196,060	HSBC Holdings plc	4/10/14	(3,018)
USD	1,196,633	CHF	1,088,493	UBS AG	4/10/14	(34,703)
CZK	11,054,603	USD	550,211	Barclays Bank plc	4/10/14	4,587
CZK	67,080	USD	3,327	Deutsche Bank	4/10/14	39
CZK	36,508,053	USD	1,857,264	JPMorgan Chase Bank N.A.	4/10/14	(25,032)
USD	550,000	CZK	11,106,513	Barclays Bank plc	4/10/14	(7,403)
USD	1,800,000	CZK	36,631,728	Barclays Bank plc	4/10/14	(38,439)
EUR	1,900,000	USD	2,644,743	Barclays Bank plc	4/10/14	(27,254)
EUR	970,171	USD	1,318,053	Barclays Bank plc	4/10/14	18,479
EUR	2,300,000	USD	3,176,972	Barclays Bank plc	4/10/14	(8,433)
EUR	1,450,000	USD	1,997,651	JPMorgan Chase Bank N.A.	4/10/14	(93)
USD	1,320,266	EUR	975,922	Barclays Bank plc	4/10/14	(24,189)
USD	1,293,012	EUR	950,000	Barclays Bank plc	4/10/14	(15,733)
USD	1,093,288	EUR	800,000	Barclays Bank plc	4/10/14	(8,812)
USD	548,553	EUR	400,000	Barclays Bank plc	4/10/14	(2,497)
USD	619,563	EUR	450,000	Deutsche Bank	4/10/14	(369)
USD	1,585,561	EUR	1,150,000	JPMorgan Chase Bank N.A.	4/10/14	1,292
USD	4,748,063	EUR	3,450,000	UBS AG	4/10/14	(4,746)
GBP	400,000	USD	664,267	Barclays Bank plc	4/10/14	2,553
GBP	2,200,000	USD	3,584,394	Barclays Bank plc	4/10/14	83,113
GBP	350,000	USD	574,102	Barclays Bank plc	4/10/14	9,366
GBP	350,000	USD	571,846	Deutsche Bank	4/10/14	11,621
GBP	300,000	USD	502,023	Deutsche Bank	4/10/14	(1,908)
GBP	1,000,000	USD	1,633,805	HSBC Holdings plc	4/10/14	33,244
USD	2,238,486	GBP	1,355,377	Barclays Bank plc	4/10/14	(20,993)
USD	1,002,458	GBP	600,000	Deutsche Bank	4/10/14	2,229
JPY	333,609,250	USD	3,250,000	Barclays Bank plc	4/10/14	(17,680)
JPY	153,545,881	USD	1,500,000	Barclays Bank plc	4/10/14	(12,303)
JPY	127,970,000	USD	1,250,000	Barclays Bank plc	4/10/14	(10,107)
JPY	147,832,575	USD	1,450,000	HSBC Holdings plc	4/10/14	(17,659)
JPY	184,418,599	USD	1,783,473	Westpac Group	4/10/14	3,347
USD	1,800,000	JPY	185,738,400	Barclays Bank plc	4/10/14	392
USD	5,866,488	JPY	613,041,554	Westpac Group	4/10/14	(73,234)
KRW	2,854,447,500	USD	2,650,000	Barclays Bank plc	4/10/14	31,920
KRW	1,992,010,001	USD	1,869,730	Westpac Group	4/10/14	1,880
KRW	4,379,620,000	USD	4,100,000	Westpac Group	4/10/14	14,908
KRW	691,795,000	USD	650,000	Westpac Group	4/10/14	(18)
KRW	1,538,740,000	USD	1,450,000	Westpac Group	4/10/14	(4,264)
KRW	2,016,850,000	USD	1,900,000	Westpac Group	4/10/14	(5,052)
USD	2,850,000	KRW	3,105,360,000	Westpac Group	4/10/14	(67,667)
USD	3,050,000	KRW	3,255,875,000	Westpac Group	4/10/14	(9,084)
USD	2,450,000	KRW	2,627,625,000	Westpac Group	4/10/14	(18,807)
27

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,200,000	KRW	2,376,000,000	Westpac Group	4/10/14	$(32,390)
NOK	3,106,791	USD	500,000	Barclays Bank plc	4/10/14	18,693
NOK	10,952,496	USD	1,800,000	Deutsche Bank	4/10/14	28,570
NOK	15,597,920	USD	2,600,000	Deutsche Bank	4/10/14	4,145
NOK	5,638,250	USD	950,000	JPMorgan Chase Bank N.A.	4/10/14	(8,668)
USD	502,468	NOK	3,090,980	Deutsche Bank	4/10/14	(13,586)
USD	550,000	NOK	3,287,847	Deutsche Bank	4/10/14	1,079
USD	1,050,000	NOK	6,353,130	Deutsche Bank	4/10/14	(10,685)
NZD	2,550,000	USD	2,111,510	Barclays Bank plc	4/10/14	100,050
NZD	694,637	USD	579,627	Barclays Bank plc	4/10/14	22,817
NZD	1,300,000	USD	1,083,901	Deutsche Bank	4/10/14	43,561
NZD	1,700,000	USD	1,455,999	Westpac Group	4/10/14	18,374
NZD	1,450,000	USD	1,238,097	Westpac Group	4/10/14	19,456
NZD	1,550,000	USD	1,331,256	Westpac Group	4/10/14	13,025
NZD	1,250,000	USD	1,037,140	Westpac Group	4/10/14	46,958
NZD	2,150,000	USD	1,806,731	Westpac Group	4/10/14	57,917
USD	1,007,664	NZD	1,188,718	Barclays Bank plc	4/10/14	(23,285)
USD	792,846	NZD	950,000	UBS AG	4/10/14	(31,068)
USD	4,671,784	NZD	5,800,000	Westpac Group	4/10/14	(358,430)
SEK	10,955,650	USD	1,700,000	Deutsche Bank	4/10/14	(7,515)
SEK	17,614,009	USD	2,700,000	Deutsche Bank	4/10/14	21,103
SEK	15,179,741	USD	2,350,000	Deutsche Bank	4/10/14	(4,955)
SEK	12,949,444	USD	2,000,000	Deutsche Bank	4/10/14	497
USD	850,000	SEK	5,476,111	Deutsche Bank	4/10/14	4,022
USD	1,250,000	SEK	8,067,500	Deutsche Bank	4/10/14	3,691
USD	2,354,834	SEK	15,015,128	Deutsche Bank	4/10/14	35,219
USD	2,900,000	SEK	18,419,022	JPMorgan Chase Bank N.A.	4/10/14	54,534
SGD	2,993,877	USD	2,350,000	Barclays Bank plc	4/10/14	30,069
SGD	4,065,747	USD	3,200,000	Barclays Bank plc	4/10/14	32,184
SGD	2,877,570	USD	2,250,000	Deutsche Bank	4/10/14	37,608
SGD	3,553,242	USD	2,800,000	HSBC Holdings plc	4/10/14	24,753
SGD	4,316,821	USD	3,429,846	HSBC Holdings plc	4/10/14	1,937
SGD	3,450,495	USD	2,700,000	UBS AG	4/10/14	43,071
USD	4,050,000	SGD	5,180,679	Barclays Bank plc	4/10/14	(68,532)
USD	2,700,000	SGD	3,444,050	Barclays Bank plc	4/10/14	(37,948)
USD	3,250,000	SGD	4,150,315	Barclays Bank plc	4/10/14	(49,414)
USD	3,763,231	SGD	4,791,251	HSBC Holdings plc	4/10/14	(45,714)
USD	2,750,000	SGD	3,499,733	HSBC Holdings plc	4/10/14	(32,214)
TWD	101,488,250	USD	3,350,000	Westpac Group	4/10/14	(16,523)
USD	1,387,766	TWD	41,639,933	Westpac Group	4/10/14	20,064
USD	4,250,000	TWD	127,861,250	Westpac Group	4/10/14	50,278
USD	2,950,000	TWD	89,901,250	Westpac Group	4/10/14	(2,891)
						$(531,715)

28

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
264	U.S. Treasury 10-Year Notes	June 2014	$32,604,000	$234,015
48	U.S. Treasury Long Bonds	June 2014	6,394,500	(42,672)
15	U.S. Treasury Ultra Long Bonds	June 2014	2,167,031	(25,631)
			$41,165,531	$165,712

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America High Yield 14 Index(6)	$5,760,000	Sell*	5.00%	6/20/15	$(45,198)	$300,726	$255,528

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

29

Notes to Schedule of Investments
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
OJSC	-	Open Joint Stock Company
PIK	-	Payment in Kind
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $187,192,189, which represented 25.4% of total net assets.

(2)	Non-income producing.

(3)	Security is in default.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $721,271.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $696,860,244)	$730,160,792
Deposits with broker for futures contracts	553,800
Receivable for investments sold	10,397,656
Receivable for capital shares sold	1,643,006
Receivable for variation margin on futures contracts	37,125
Unrealized appreciation on forward foreign currency exchange contracts	1,434,657
Swap agreements, at value (including net premiums paid (received) of $(45,198))	255,528
Dividends and interest receivable	12,935,945
757,418,509

Liabilities
Payable for investments purchased	16,687,252
Payable for capital shares redeemed	942,335
Unrealized depreciation on forward foreign currency exchange contracts	1,966,372
Accrued management fees	464,250
Distribution and service fees payable	30,460
Dividends payable	130,254
20,220,923

Net Assets	$737,197,586

Net Assets Consist of:
Capital paid in	$696,851,695
Undistributed net investment income	81,964
Undistributed net realized gain	7,028,656
Net unrealized appreciation	33,235,271
$737,197,586

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$301,949,965	48,374,084	$6.24
Institutional Class	$357,390,142	57,237,160	$6.24
A Class	$50,020,394	8,011,731	$6.24*
C Class	$21,785,950	3,489,205	$6.24
R Class	$1,987,105	318,218	$6.24
R6 Class	$4,064,030	651,427	$6.24

*	Maximum offering price $6.53 (net asset value divided by 0.955).

See Notes to Financial Statements.

31

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$45,386,449
Dividends	226,968
45,613,417

Expenses:
Management fees	5,216,283
Distribution and service fees:
A Class	127,967
C Class	226,057
R Class	11,690
Trustees' fees and expenses	40,173
Other expenses	2,810
5,624,980
Fees waived	(13,822)
5,611,158

Net investment income (loss)	40,002,259

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,166,027
Futures contract transactions	(300,683)
Swap agreement transactions	447,794
Foreign currency transactions	(649,658)
7,663,480

Change in net unrealized appreciation (depreciation) on:
Investments	(6,028,580)
Futures contracts	121,362
Swap agreements	(332,899)
Translation of assets and liabilities in foreign currencies	(669,461)
(6,909,578)

Net realized and unrealized gain (loss)	753,902

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,756,161

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$40,002,259	$37,199,815
Net realized gain (loss)	7,663,480	7,297,680
Change in net unrealized appreciation (depreciation)	(6,909,578)	22,942,231
Net increase (decrease) in net assets resulting from operations	40,756,161	67,439,726

Distributions to Shareholders
From net investment income:
Investor Class	(16,954,455)	(18,364,421)
Institutional Class	(19,359,261)	(14,784,803)
A Class	(2,838,422)	(3,252,994)
C Class	(1,084,826)	(1,182,445)
R Class	(123,943)	(125,809)
R6 Class	(86,381)	—
From net realized gains:
Investor Class	(2,569,258)	(2,912,638)
Institutional Class	(3,208,645)	(2,287,266)
A Class	(460,916)	(540,080)
C Class	(194,160)	(229,657)
R Class	(21,979)	(22,705)
R6 Class	(23,200)	—
Decrease in net assets from distributions	(46,925,446)	(43,702,818)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	54,969,804	88,680,342

Net increase (decrease) in net assets	48,800,519	112,417,250

Net Assets
Beginning of period	688,397,067	575,979,817
End of period	$737,197,586	$688,397,067

Undistributed net investment income	$81,964	$86,200

See Notes to Financial Statements.

33

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

34

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

35

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 57% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The investment advisor voluntarily agreed to waive 0.05% of its management fee on all of the fund’s daily net assets in excess of $600 million from April 1, 2013 through July 31, 2013, at which time the waiver was terminated. The total amount of the waiver for each class for the period ended March 31, 2014 was $6,407, $5,820, $1,070, $479, $46 and $0 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee for each class for the period ended March 31, 2014 was 0.85% for the Investor Class, A Class, C Class and R Class, 0.65% for the Institutional Class and 0.60% for the R6 Class. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the period ended March 31, 2014.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

36

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $248,215,285 and $177,274,604, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,935,068	$179,988,854	37,479,990	$230,292,902
Issued in reinvestment of distributions	2,907,519	18,072,417	3,163,984	19,522,539
Redeemed	(35,164,943)	(217,660,468)	(37,888,149)	(231,312,613)
	(3,322,356)	(19,599,197)	2,755,825	18,502,828
Institutional Class
Sold	16,082,792	99,914,967	16,322,719	101,445,106
Issued in reinvestment of distributions	3,585,128	22,279,175	2,663,585	16,438,293
Redeemed	(7,319,301)	(45,404,282)	(8,027,463)	(49,585,344)
	12,348,619	76,789,860	10,958,841	68,298,055
A Class
Sold	3,147,935	19,581,621	3,686,003	22,789,169
Issued in reinvestment of distributions	459,382	2,855,538	526,612	3,246,544
Redeemed	(4,266,647)	(26,578,937)	(4,188,186)	(26,016,075)
	(659,330)	(4,141,778)	24,429	19,638
C Class
Sold	1,114,940	6,939,614	1,143,750	7,045,774
Issued in reinvestment of distributions	159,149	988,803	144,675	893,137
Redeemed	(1,566,707)	(9,743,116)	(951,504)	(5,876,123)
	(292,618)	(1,814,699)	336,921	2,062,788
R Class
Sold	134,886	837,979	137,159	849,806
Issued in reinvestment of distributions	23,167	143,966	23,753	146,596
Redeemed	(207,142)	(1,288,386)	(195,511)	(1,199,369)
	(49,089)	(306,441)	(34,599)	(202,967)
R6 Class			N/A
Sold	719,913	4,467,470
Issued in reinvestment of distributions	17,635	109,581
Redeemed	(86,121)	(534,992)
	651,427	4,042,059
Net increase (decrease)	8,676,653	$54,969,804	14,041,417	$88,680,342

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

37

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$693,561,249	—
Municipal Securities	—	13,101,957	—
Asset-Backed Securities	—	3,190,655	—
Common Stocks	$1,953,271	—	—
Exchange-Traded Funds	1,000,534	—	—
Preferred Stocks	—	173,720	—
Temporary Cash Investments	4,081,103	13,098,303	—
	$7,034,908	$723,125,884	—
Other Financial Instruments
Futures Contracts	$234,015	—	—
Swap Agreements	—	$300,726	—
Forward Foreign Currency Exchange Contracts	—	1,434,657	—
	$234,015	$1,735,383	—

Liabilities
Other Financial Instruments
Futures Contracts	$(68,303)	—	—
Forward Foreign Currency Exchange Contracts	—	$(1,966,372)	—
	$(68,303)	$(1,966,372)	—

7. Derivative Instruments
Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements.

38

Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund frequently utilized foreign currency risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were higher than the fund's typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$255,528	Swap agreements	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,434,657	Unrealized depreciation on forward foreign currency exchange contracts	$1,966,372
Interest Rate Risk	Receivable for variation margin on futures contracts*	37,125	Payable for variation margin on futures contracts*	—
		$1,727,310		$1,966,372

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$447,794	Change in net unrealized appreciation (depreciation) on swap agreements	$(332,899)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(649,658)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(669,461)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(300,683)	Change in net unrealized appreciation (depreciation) on futures contracts	121,362
		$(502,547)		$(880,998)

8. Risk Factors
The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$41,576,404	$38,201,648
Long-term capital gains	$5,349,042	$5,501,170

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$696,887,186
Gross tax appreciation of investments	$41,157,614
Gross tax depreciation of investments	(7,884,008)
Net tax appreciation (depreciation) of investments	$33,273,606
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$277,854
Net tax appreciation (depreciation)	$33,551,460
Undistributed ordinary income	$91,564
Accumulated long-term gains	$6,702,867

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized appreciation (depreciation) on certain foreign currency exchange contracts and futures contracts.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$6.29	0.36	0.01	0.37	(0.36)	(0.06)	(0.42)	$6.24	6.08%	0.85%	0.85%	5.73%	5.73%	27%	$301,950
2013	$6.04	0.38	0.31	0.69	(0.38)	(0.06)	(0.44)	$6.29	11.92%	0.85%	0.85%	6.14%	6.14%	28%	$325,228
2012	$6.21	0.41	(0.09)	0.32	(0.42)	(0.07)	(0.49)	$6.04	5.56%	0.84%	0.86%	6.84%	6.82%	28%	$295,571
2011	$5.92	0.45	0.30	0.75	(0.46)	–	(0.46)	$6.21	13.23%	0.79%	0.86%	7.49%	7.42%	39%	$188,918
2010	$4.75	0.46	1.17	1.63	(0.46)	–	(0.46)	$5.92	35.43%	0.77%	0.86%	8.36%	8.27%	36%	$129,231
Institutional Class
2014	$6.29	0.37	0.01	0.38	(0.37)	(0.06)	(0.43)	$6.24	6.29%	0.65%	0.65%	5.93%	5.93%	27%	$357,390
2013	$6.04	0.39	0.32	0.71	(0.40)	(0.06)	(0.46)	$6.29	12.14%	0.65%	0.65%	6.34%	6.34%	28%	$282,497
2012	$6.21	0.42	(0.09)	0.33	(0.43)	(0.07)	(0.50)	$6.04	5.77%	0.64%	0.66%	7.04%	7.02%	28%	$204,947
2011	$5.92	0.46	0.30	0.76	(0.47)	–	(0.47)	$6.21	13.46%	0.59%	0.66%	7.69%	7.62%	39%	$144,594
2010	$4.75	0.48	1.16	1.64	(0.47)	–	(0.47)	$5.92	35.70%	0.57%	0.66%	8.56%	8.47%	36%	$88,626
A Class
2014	$6.29	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	$6.24	5.82%	1.10%	1.10%	5.48%	5.48%	27%	$50,020
2013	$6.04	0.36	0.32	0.68	(0.37)	(0.06)	(0.43)	$6.29	11.64%	1.10%	1.10%	5.89%	5.89%	28%	$54,563
2012	$6.21	0.39	(0.09)	0.30	(0.40)	(0.07)	(0.47)	$6.04	5.30%	1.09%	1.11%	6.59%	6.57%	28%	$52,227
2011	$5.92	0.44	0.30	0.74	(0.45)	–	(0.45)	$6.21	12.95%	1.04%	1.11%	7.24%	7.17%	39%	$45,285
2010	$4.75	0.45	1.17	1.62	(0.45)	–	(0.45)	$5.92	35.10%	1.02%	1.11%	8.11%	8.02%	36%	$33,769

41

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$6.29	0.29	0.02	0.31	(0.30)	(0.06)	(0.36)	$6.24	5.03%	1.85%	1.85%	4.73%	4.73%	27%	$21,786
2013	$6.04	0.32	0.31	0.63	(0.32)	(0.06)	(0.38)	$6.29	10.81%	1.85%	1.85%	5.14%	5.14%	28%	$23,797
2012	$6.21	0.35	(0.09)	0.26	(0.36)	(0.07)	(0.43)	$6.04	4.51%	1.84%	1.86%	5.84%	5.82%	28%	$20,807
2011	$5.92	0.39	0.30	0.69	(0.40)	–	(0.40)	$6.21	12.12%	1.79%	1.86%	6.49%	6.42%	39%	$19,096
2010	$4.75	0.41	1.17	1.58	(0.41)	–	(0.41)	$5.92	34.11%	1.77%	1.86%	7.36%	7.27%	36%	$13,589
R Class
2014	$6.29	0.33	0.01	0.34	(0.33)	(0.06)	(0.39)	$6.24	5.55%	1.35%	1.35%	5.23%	5.23%	27%	$1,987
2013	$6.04	0.35	0.31	0.66	(0.35)	(0.06)	(0.41)	$6.29	11.37%	1.35%	1.35%	5.64%	5.64%	28%	$2,312
2012	$6.21	0.38	(0.09)	0.29	(0.39)	(0.07)	(0.46)	$6.04	5.03%	1.34%	1.36%	6.34%	6.32%	28%	$2,428
2011	$5.92	0.42	0.30	0.72	(0.43)	–	(0.43)	$6.21	12.67%	1.29%	1.36%	6.99%	6.92%	39%	$1,967
2010	$4.75	0.45	1.16	1.61	(0.44)	–	(0.44)	$5.92	34.77%	1.27%	1.36%	7.86%	7.77%	36%	$1,025
R6 Class
2014(3)	$6.20	0.25	0.10	0.35	(0.25)	(0.06)	(0.31)	$6.24	5.78%	0.60%(4)	0.60%(4)	5.95%(4)	5.95%(4)	27%(5)	$4,064

42

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

43

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

44

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

45

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)		Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

46

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

47

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

48

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.
For corporate taxpayers, the fund hereby designates $14,174, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.
The fund hereby designates $1,122,116 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.
The fund hereby designates $5,349,042, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

49

Notes

50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82105 1405

ANNUAL REPORT	MARCH 31, 2014

NT Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2014
		Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLDX	-0.53%	4.95%	5.62%	5/12/06
Barclays U.S. Aggregate Bond Index	–	-0.10%	4.80%	5.33%	–
R6 Class	ACDDX	–	–	2.11%(1)	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.40%	0.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary
NT Diversified Bond declined -0.53%* for the 12 months ended March 31, 2014. By comparison, the portfolio's benchmark, the Barclays U.S. Aggregate Bond Index, declined -0.10%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

NT Diversified Bond’s absolute return reflected the relatively flat performance for investment-grade bonds overall during the 12-month period. The main detractors relative to the benchmark included exposure to Treasury inflation-protected securities (TIPS) and yield-curve positioning early in the period.

Treasury Yields Increased
The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency mortgage-backed securities (MBS).

That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month.

Against this backdrop, Treasury yields increased overall for the 12-month period, pushing Treasury returns, and the broad investment-grade bond market average, into negative territory. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% by the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%. Meanwhile, solid corporate fundamentals, investor demand for yield, and modest narrowing of spreads (the yield differences between typically higher-yielding non-Treasury securities and Treasury securities of the same maturity) helped generate positive returns for investment-grade and high-yield corporate bonds. MBS advanced fractionally overall, with credit-sensitive securities outperforming government agency mortgages.

*All fund returns referenced in this commentary are for Institutional Class shares.

Yield Curve Positioning, TIPS Weighed on Results
During May and June of the initial “taper tantrum,” the portfolio held some longer-maturity bond positions that detracted from relative performance as yields rose and the yield curve steepened. These positions included TIPS, which we added to the portfolio in early 2013, following the Fed’s announcement of a third round of QE. The inherent longer duration (greater price sensitivity to interest rate changes) of these TIPS, combined with declining inflation expectations, led to sharp underperformance for TIPS, and we eliminated the position in June.

Anticipating further increases in rates, we shortened the portfolio’s duration during the second half of 2013. But bonds rallied on the “taper delay” and again in the first quarter of 2014, when weaker-than-expected U.S. economic activity, combined with political unrest in emerging markets, triggered a flight-to-quality rally among longer-maturity Treasuries. Accordingly, longer-maturity/duration positioning outperformed shorter-maturity/duration positioning in the last three months of the 12-month reporting period.

Corporate, MBS, Non-Dollar Positions Aided Performance
Our overweight position in investment-grade corporate credit, combined with security selection, contributed favorably to the portfolio’s performance. In addition, we held a small, non-benchmark (held in the portfolio but not represented in the benchmark) position in high-yield corporate bonds (primarily those with “BB” credit ratings), which also boosted relative performance.

Similarly, our overweight position in MBS, combined with security selection among mortgages, aided portfolio performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefiting from investor demand for yield. We also held positions in asset-backed securities (ABS) and hybrid adjustable-rate mortgages (ARMs), which outperformed the broad mortgage market and boosted the portfolio’s return.

Additionally, we maintained a small, out-of-benchmark allocation to non-U.S.-dollar-denominated securities, which also contributed to performance. Specifically, the portfolio held a mix of core and peripheral European bonds, which benefited from falling interest rates in Europe.

Outlook
Despite a downturn in rates during the final three months of the reporting period, we continue to believe interest rates will climb to more “normal” levels as the economy slowly improves and Fed tapering continues. Accordingly, we expect to maintain a relatively short duration and overweight positions in spread (non-Treasury) sectors relative to Treasuries. We also believe the U.S. economic recovery is ahead of Europe’s, increasing the attractiveness of European fixed income investment opportunities. Additionally, we believe active management and security selection will become increasingly important as rates normalize.

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	4.9 years
Weighted Average Life	7.5 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	35.9%
U.S. Government Agency Mortgage-Backed Securities	28.2%
Corporate Bonds	27.2%
Sovereign Governments and Agencies	8.4%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	4.4%
Asset-Backed Securities	2.7%
Municipal Securities	1.4%
U.S. Government Agency Securities	1.0%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(16.4)%*

*	Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,019.20	$2.01	0.40%
R6 Class	$1,000	$1,019.50	$1.76	0.35%
Hypothetical
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
U.S. TREASURY SECURITIES — 35.9%
U.S. Treasury Bonds, 10.625%, 8/15/15	$1,580,000	$1,806,384
U.S. Treasury Bonds, 6.75%, 8/15/26	600,000	840,375
U.S. Treasury Bonds, 5.50%, 8/15/28	3,250,000	4,156,191
U.S. Treasury Bonds, 5.25%, 2/15/29	5,227,000	6,538,240
U.S. Treasury Bonds, 5.375%, 2/15/31	30,400,000	38,878,742
U.S. Treasury Bonds, 4.375%, 11/15/39	12,100,000	13,967,938
U.S. Treasury Bonds, 4.375%, 5/15/41	3,600,000	4,161,938
U.S. Treasury Bonds, 3.125%, 11/15/41	350,000	324,461
U.S. Treasury Bonds, 2.75%, 11/15/42	8,150,000	6,944,053
U.S. Treasury Bonds, 2.875%, 5/15/43	13,000,000	11,347,583
U.S. Treasury Notes, 1.25%, 4/15/14	37,000,000	37,016,613
U.S. Treasury Notes, 0.625%, 7/15/14	22,000,000	22,036,520
U.S. Treasury Notes, 0.50%, 10/15/14	25,000,000	25,057,625
U.S. Treasury Notes, 2.25%, 1/31/15	20,000,000	20,354,300
U.S. Treasury Notes, 0.375%, 3/15/15	30,000,000	30,068,550
U.S. Treasury Notes, 0.25%, 5/31/15	25,000,000	25,028,325
U.S. Treasury Notes, 1.875%, 6/30/15	15,000,000	15,318,750
U.S. Treasury Notes, 0.25%, 7/15/15	12,000,000	12,011,484
U.S. Treasury Notes, 0.375%, 11/15/15(1)	19,250,000	19,281,589
U.S. Treasury Notes, 2.125%, 12/31/15	3,993,000	4,118,017
U.S. Treasury Notes, 0.375%, 1/15/16	26,500,000	26,516,562
U.S. Treasury Notes, 0.50%, 6/15/16	20,000,000	19,989,840
U.S. Treasury Notes, 1.50%, 6/30/16	7,500,000	7,658,790
U.S. Treasury Notes, 1.50%, 7/31/16	18,000,000	18,385,308
U.S. Treasury Notes, 0.875%, 11/30/16	9,500,000	9,534,514
U.S. Treasury Notes, 0.625%, 12/15/16(1)	121,500,000	121,058,590
U.S. Treasury Notes, 0.875%, 1/31/17	8,100,000	8,112,020
U.S. Treasury Notes, 0.875%, 2/28/17	4,000,000	4,001,564
U.S. Treasury Notes, 0.75%, 6/30/17	13,000,000	12,882,701
U.S. Treasury Notes, 4.75%, 8/15/17	1,092,000	1,224,917
U.S. Treasury Notes, 0.75%, 10/31/17	20,500,000	20,176,490
U.S. Treasury Notes, 0.875%, 1/31/18	21,900,000	21,550,104
U.S. Treasury Notes, 2.625%, 4/30/18	8,355,000	8,766,225
U.S. Treasury Notes, 1.00%, 5/31/18	30,280,000	29,737,080
U.S. Treasury Notes, 1.375%, 6/30/18	23,210,000	23,108,456
U.S. Treasury Notes, 1.375%, 7/31/18	14,500,000	14,418,438
U.S. Treasury Notes, 1.375%, 9/30/18	62,200,000	61,667,879
U.S. Treasury Notes, 1.25%, 10/31/18	67,300,000	66,248,437
U.S. Treasury Notes, 1.25%, 11/30/18	16,000,000	15,726,256
U.S. Treasury Notes, 1.375%, 11/30/18	23,500,000	23,246,646

	Principal Amount	Value
U.S. Treasury Notes, 2.75%, 11/15/23	$9,000,000	$9,042,192
TOTAL U.S. TREASURY SECURITIES (Cost $823,498,984)		822,310,687
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 28.2%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.9%
FHLMC, VRN, 1.76%, 4/15/14	1,547,427	1,558,979
FHLMC, VRN, 1.85%, 4/15/14	2,769,565	2,802,407
FHLMC, VRN, 1.97%, 4/15/14	2,070,542	2,107,471
FHLMC, VRN, 1.98%, 4/15/14	2,231,711	2,264,820
FHLMC, VRN, 2.07%, 4/15/14	4,361,125	4,387,988
FHLMC, VRN, 2.26%, 4/15/14	3,844,252	4,102,461
FHLMC, VRN, 2.36%, 4/15/14	4,853,930	4,813,601
FHLMC, VRN, 2.37%, 4/15/14	6,484,439	6,417,131
FHLMC, VRN, 2.375%, 4/15/14	7,522,899	8,027,523
FHLMC, VRN, 2.40%, 4/15/14	1,638,265	1,748,547
FHLMC, VRN, 2.57%, 4/15/14	484,740	507,953
FHLMC, VRN, 2.58%, 4/15/14	4,654,032	4,977,978
FHLMC, VRN, 2.88%, 4/15/14	1,336,625	1,365,971
FHLMC, VRN, 3.23%, 4/15/14	629,497	671,250
FHLMC, VRN, 3.30%, 4/15/14	2,400,233	2,499,693
FHLMC, VRN, 3.56%, 4/15/14	560,051	597,721
FHLMC, VRN, 3.76%, 4/15/14	634,882	669,466
FHLMC, VRN, 3.81%, 4/15/14	1,451,255	1,530,145
FHLMC, VRN, 4.04%, 4/15/14	907,669	962,029
FHLMC, VRN, 4.33%, 4/15/14	3,498,561	3,622,735
FHLMC, VRN, 4.625%, 4/15/14	3,728,843	4,011,653
FHLMC, VRN, 5.13%, 4/15/14	856,870	889,218
FHLMC, VRN, 5.22%, 4/15/14	1,101,050	1,166,188
FHLMC, VRN, 5.37%, 4/15/14	906,339	946,107
FHLMC, VRN, 5.77%, 4/15/14	2,764,242	2,842,003
FHLMC, VRN, 5.97%, 4/15/14	2,182,277	2,290,113
FHLMC, VRN, 6.12%, 4/15/14	891,916	935,482
FNMA, VRN, 1.90%, 4/25/14	3,890,508	4,151,149
FNMA, VRN, 1.94%, 4/25/14	5,361,879	5,721,331
FNMA, VRN, 1.94%, 4/25/14	10,679,412	11,398,199
FNMA, VRN, 1.94%, 4/25/14	5,663,166	6,062,005
FNMA, VRN, 2.31%, 4/25/14	3,690,438	3,919,386
FNMA, VRN, 2.32%, 4/25/14	3,759,655	4,010,505
FNMA, VRN, 2.70%, 4/25/14	2,185,344	2,215,494
FNMA, VRN, 3.08%, 4/25/14	642,708	669,814
FNMA, VRN, 3.32%, 4/25/14	552,902	571,298
FNMA, VRN, 3.35%, 4/25/14	593,910	637,903
FNMA, VRN, 3.77%, 4/25/14	881,941	932,282
FNMA, VRN, 3.92%, 4/25/14	1,348,840	1,424,470
FNMA, VRN, 5.24%, 4/25/14	1,506,712	1,629,838
FNMA, VRN, 6.04%, 4/25/14	237,961	259,445
		112,319,752

	Principal Amount	Value
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 23.3%
FHLMC, 7.00%, 6/1/14	$49	$49
FHLMC, 6.50%, 6/1/16	1,138	1,187
FHLMC, 6.50%, 6/1/16	2,512	2,604
FHLMC, 5.00%, 4/1/19	1,132,755	1,203,376
FHLMC, 7.00%, 9/1/27	540	624
FHLMC, 6.50%, 1/1/28	851	962
FHLMC, 7.00%, 2/1/28	144	165
FHLMC, 6.50%, 3/1/29	4,964	5,660
FHLMC, 6.50%, 6/1/29	4,404	4,940
FHLMC, 7.00%, 8/1/29	532	596
FHLMC, 6.50%, 5/1/31	119	134
FHLMC, 6.50%, 5/1/31	3,076	3,457
FHLMC, 6.50%, 6/1/31	75	85
FHLMC, 6.50%, 6/1/31	88	99
FHLMC, 6.50%, 6/1/31	363	408
FHLMC, 5.50%, 12/1/33	69,833	77,872
FHLMC, 6.00%, 2/1/38	714,891	794,412
FHLMC, 5.50%, 4/1/38	397,380	436,850
FHLMC, 6.00%, 5/1/38	661,329	738,688
FHLMC, 6.00%, 8/1/38	50,645	56,429
FHLMC, 5.50%, 9/1/38	2,031,329	2,245,179
FHLMC, 4.00%, 4/1/41	6,518,084	6,795,875
FHLMC, 6.50%, 7/1/47	12,343	13,406
FNMA, 3.00%, 4/10/14(3)	13,000,000	12,554,140
FNMA, 3.50%, 4/10/14(3)	73,000,000	73,453,396
FNMA, 4.00%, 4/10/14(3)	67,400,000	70,043,340
FNMA, 4.50%, 4/10/14(3)	72,000,000	76,829,062
FNMA, 5.00%, 4/10/14(3)	59,000,000	64,337,671
FNMA, 5.50%, 4/10/14(3)	50,000,000	55,171,885
FNMA, 5.50%, 12/1/16	10,469	11,163
FNMA, 5.50%, 12/1/16	2,821	3,007
FNMA, 6.50%, 1/1/26	3,560	4,032
FNMA, 7.00%, 12/1/27	676	754
FNMA, 6.50%, 1/1/28	541	608
FNMA, 7.50%, 4/1/28	2,614	2,953
FNMA, 7.00%, 5/1/28	2,518	2,693
FNMA, 7.00%, 6/1/28	96	105
FNMA, 6.50%, 1/1/29	751	846
FNMA, 6.50%, 4/1/29	2,200	2,475
FNMA, 7.00%, 7/1/29	1,302	1,453
FNMA, 7.50%, 7/1/29	7,170	8,142
FNMA, 7.50%, 9/1/30	1,731	2,073
FNMA, 5.00%, 7/1/31	5,679,620	6,220,219

	Principal Amount	Value
FNMA, 7.00%, 9/1/31	$9,833	$11,024
FNMA, 6.50%, 1/1/32	5,015	5,736
FNMA, 6.50%, 8/1/32	12,581	14,162
FNMA, 5.50%, 6/1/33	39,029	43,400
FNMA, 5.50%, 7/1/33	243,986	271,497
FNMA, 5.50%, 8/1/33	86,281	95,884
FNMA, 5.50%, 9/1/33	114,663	127,732
FNMA, 5.00%, 11/1/33	501,935	551,206
FNMA, 6.00%, 12/1/33	1,783,305	2,008,975
FNMA, 5.50%, 1/1/34	106,274	117,983
FNMA, 5.50%, 12/1/34	294,978	328,046
FNMA, 4.50%, 1/1/35	384,592	412,408
FNMA, 5.00%, 8/1/35	232,387	254,297
FNMA, 5.00%, 2/1/36	1,758,458	1,920,553
FNMA, 5.50%, 7/1/36	115,306	127,349
FNMA, 5.50%, 2/1/37	50,794	56,065
FNMA, 6.00%, 4/1/37	410,873	457,660
FNMA, 6.00%, 7/1/37	1,159,393	1,291,551
FNMA, 6.00%, 8/1/37	879,297	978,071
FNMA, 6.50%, 8/1/37	122,248	133,163
FNMA, 6.00%, 9/1/37	951,594	1,061,729
FNMA, 6.00%, 11/1/37	379,322	423,384
FNMA, 5.50%, 2/1/38	2,563,957	2,831,419
FNMA, 5.50%, 2/1/38	445,963	492,004
FNMA, 5.50%, 6/1/38	744,303	820,943
FNMA, 5.00%, 1/1/39	479,159	524,345
FNMA, 4.50%, 2/1/39	1,185,010	1,266,772
FNMA, 5.50%, 3/1/39	2,124,789	2,344,152
FNMA, 4.50%, 4/1/39	809,736	869,904
FNMA, 4.50%, 5/1/39	2,038,945	2,203,524
FNMA, 6.50%, 5/1/39	450,050	506,046
FNMA, 4.50%, 6/1/39	8,836,089	9,489,098
FNMA, 4.50%, 6/1/39	1,516,741	1,627,250
FNMA, 5.00%, 8/1/39	1,239,537	1,362,491
FNMA, 4.50%, 9/1/39	3,318,317	3,568,980
FNMA, 4.50%, 10/1/39	3,157,421	3,395,883
FNMA, 5.00%, 4/1/40	4,184,190	4,562,916
FNMA, 5.00%, 4/1/40	6,730,946	7,340,695
FNMA, 5.00%, 6/1/40	6,650,686	7,273,695
FNMA, 4.00%, 10/1/40	3,045,907	3,171,047
FNMA, 4.50%, 11/1/40	2,832,474	3,039,893
FNMA, 4.00%, 8/1/41	5,424,496	5,646,031
FNMA, 4.50%, 9/1/41	3,056,221	3,264,644
FNMA, 3.50%, 10/1/41	4,298,409	4,335,379
FNMA, 3.50%, 5/1/42	3,374,599	3,398,477
FNMA, 3.50%, 6/1/42	3,200,806	3,225,100

	Principal Amount	Value
FNMA, 3.50%, 9/1/42	$6,677,691	$6,725,265
FNMA, 6.50%, 8/1/47	22,154	24,226
FNMA, 6.50%, 8/1/47	23,611	25,844
FNMA, 6.50%, 9/1/47	69,893	76,369
FNMA, 6.50%, 9/1/47	2,662	2,910
FNMA, 6.50%, 9/1/47	9,001	9,836
FNMA, 6.50%, 9/1/47	27,695	30,257
FNMA, 6.50%, 9/1/47	8,729	9,529
GNMA, 3.50%, 4/22/14(3)	10,000,000	10,203,125
GNMA, 4.00%, 4/22/14(3)	16,000,000	16,806,875
GNMA, 7.00%, 11/15/22	1,600	1,749
GNMA, 7.00%, 4/20/26	520	596
GNMA, 7.50%, 8/15/26	1,044	1,217
GNMA, 8.00%, 8/15/26	517	592
GNMA, 7.50%, 5/15/27	1,002	1,124
GNMA, 8.00%, 6/15/27	1,394	1,468
GNMA, 7.50%, 11/15/27	222	229
GNMA, 7.00%, 2/15/28	478	489
GNMA, 7.50%, 2/15/28	426	439
GNMA, 6.50%, 3/15/28	1,477	1,667
GNMA, 7.00%, 4/15/28	250	251
GNMA, 6.50%, 5/15/28	4,022	4,533
GNMA, 7.00%, 12/15/28	798	836
GNMA, 7.00%, 5/15/31	5,023	5,939
GNMA, 6.00%, 7/15/33	1,307,171	1,500,224
GNMA, 4.50%, 8/15/33	1,708,743	1,862,625
GNMA, 5.00%, 3/20/36	235,855	259,248
GNMA, 5.00%, 4/20/36	491,649	540,419
GNMA, 5.00%, 5/20/36	749,365	823,516
GNMA, 5.50%, 1/15/39	1,587,336	1,790,722
GNMA, 6.00%, 1/20/39	109,508	122,948
GNMA, 6.00%, 2/20/39	615,743	697,244
GNMA, 4.50%, 6/15/39	4,827,033	5,226,109
GNMA, 5.50%, 9/15/39	239,429	267,524
GNMA, 5.00%, 10/15/39	2,537,331	2,790,803
GNMA, 4.50%, 1/15/40	3,060,814	3,315,577
GNMA, 4.00%, 11/20/40	7,005,896	7,375,316
GNMA, 4.00%, 12/15/40	2,484,865	2,617,410
GNMA, 4.50%, 6/15/41	1,543,705	1,672,923
GNMA, 4.50%, 7/20/41	3,206,381	3,458,063
GNMA, 3.50%, 6/20/42	824,064	842,394
GNMA, 3.50%, 7/20/42	5,439,492	5,560,492
		532,944,559
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $644,734,396)		645,264,311

	Principal Amount	Value
CORPORATE BONDS — 27.2%
AEROSPACE AND DEFENSE — 0.3%
L-3 Communications Corp., 4.75%, 7/15/20	$1,520,000	$1,595,627
Lockheed Martin Corp., 7.65%, 5/1/16	220,000	251,181
Lockheed Martin Corp., 4.25%, 11/15/19	1,100,000	1,188,282
Raytheon Co., 2.50%, 12/15/22	560,000	524,418
United Technologies Corp., 6.125%, 2/1/19	410,000	483,724
United Technologies Corp., 3.10%, 6/1/22	330,000	330,049
United Technologies Corp., 6.05%, 6/1/36	230,000	284,442
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,701,654
United Technologies Corp., 4.50%, 6/1/42	600,000	613,412
		6,972,789
AUTOMOBILES — 0.7%
American Honda Finance Corp., 1.50%, 9/11/17(4)	930,000	930,355
American Honda Finance Corp., 2.125%, 10/10/18	920,000	924,946
Daimler Finance North America LLC, 1.30%, 7/31/15(4)	900,000	906,618
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	950,000	985,365
Ford Motor Co., 4.75%, 1/15/43	460,000	446,546
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	730,000	778,465
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	3,580,000	3,956,029
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,150,000	1,452,338
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	980,000	1,129,456
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(4)	1,060,000	1,090,475
Nissan Motor Acceptance Corp., 2.65%, 9/26/18(4)	1,800,000	1,823,189
Volkswagen International Finance NV, 1.625%, 3/22/15(4)	570,000	576,615
		15,000,397
BEVERAGES — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	2,270,000	2,815,601
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	2,900,000	3,334,458
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	2,880,000	2,724,659
Coca-Cola Co. (The), 1.80%, 9/1/16	770,000	788,887
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	410,000	425,204
Pernod-Ricard SA, 2.95%, 1/15/17(4)	810,000	840,124
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)	2,350,000	2,406,137
		13,335,070
BIOTECHNOLOGY — 0.3%
Amgen, Inc., 2.125%, 5/15/17	880,000	898,072
Amgen, Inc., 5.85%, 6/1/17	400,000	453,004
Amgen, Inc., 4.10%, 6/15/21	2,160,000	2,288,896
Amgen, Inc., 5.375%, 5/15/43	1,300,000	1,394,189
Celgene Corp., 3.25%, 8/15/22	480,000	468,704
Gilead Sciences, Inc., 4.40%, 12/1/21	1,470,000	1,590,852
Gilead Sciences, Inc., 3.70%, 4/1/24	700,000	701,853
		7,795,570
CAPITAL MARKETS — 0.2%
Ameriprise Financial, Inc., 5.30%, 3/15/20	350,000	397,646

	Principal Amount	Value
Ameriprise Financial, Inc., 4.00%, 10/15/23	$1,040,000	$1,075,207
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	2,030,000	2,345,245
Jefferies Group, Inc., 5.125%, 4/13/18	510,000	556,186
		4,374,284
CHEMICALS — 0.6%
Ashland, Inc., 4.75%, 8/15/22	1,450,000	1,430,062
Dow Chemical Co. (The), 2.50%, 2/15/16	890,000	917,535
Dow Chemical Co. (The), 4.25%, 11/15/20	1,270,000	1,347,751
Eastman Chemical Co., 2.40%, 6/1/17	810,000	826,151
Eastman Chemical Co., 3.60%, 8/15/22	1,020,000	1,014,314
Ecolab, Inc., 3.00%, 12/8/16	450,000	471,895
Ecolab, Inc., 4.35%, 12/8/21	2,090,000	2,252,798
LYB International Finance BV, 4.00%, 7/15/23	320,000	327,026
LYB International Finance BV, 4.875%, 3/15/44	500,000	501,057
LyondellBasell Industries NV, 5.00%, 4/15/19	1,380,000	1,538,752
Mosaic Co. (The), 4.25%, 11/15/23	1,030,000	1,058,843
Mosaic Co. (The), 5.625%, 11/15/43	900,000	970,142
		12,656,326
COMMERCIAL BANKS — 1.5%
Bank of America N.A., 5.30%, 3/15/17	1,500,000	1,652,051
Bank of America N.A., 6.00%, 10/15/36	650,000	777,737
Bank of Nova Scotia, 2.55%, 1/12/17	900,000	934,346
Barclays Bank plc, 5.14%, 10/14/20	1,500,000	1,592,984
BB&T Corp., MTN, 5.70%, 4/30/14	250,000	251,013
BB&T Corp., MTN, 3.20%, 3/15/16	390,000	407,251
BB&T Corp., MTN, 2.05%, 6/19/18	570,000	570,895
Capital One Financial Corp., 2.15%, 3/23/15	700,000	710,728
Capital One Financial Corp., 1.00%, 11/6/15	450,000	450,843
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	1,270,000	1,317,626
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	480,000	477,646
Fifth Third Bancorp, 4.30%, 1/16/24	750,000	761,972
HBOS plc, MTN, 6.75%, 5/21/18(4)	470,000	533,583
ING Bank NV, 2.00%, 9/25/15(4)	420,000	426,947
Intesa Sanpaolo SpA, 3.875%, 1/16/18	310,000	321,205
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	2,070,000	2,283,158
KeyCorp, MTN, 2.30%, 12/13/18	1,470,000	1,466,719
KFW, 2.00%, 6/1/16	2,920,000	3,011,055
KFW, 2.00%, 10/4/22	2,630,000	2,475,114
Northern Trust Co. (The), MTN, 6.50%, 8/15/18	430,000	503,634
PNC Funding Corp., 4.375%, 8/11/20	230,000	249,417
Regions Bank, 7.50%, 5/15/18	670,000	792,402
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	1,300,000	1,382,776
Standard Chartered plc, 5.20%, 1/26/24(4)	810,000	833,302
SunTrust Banks, Inc., 3.60%, 4/15/16	196,000	206,227
Toronto-Dominion Bank (The), MTN, 2.50%, 7/14/16	460,000	477,729

	Principal Amount	Value
U.S. Bancorp, 3.44%, 2/1/16	$450,000	$469,986
U.S. Bancorp, MTN, 3.00%, 3/15/22	2,150,000	2,135,296
U.S. Bancorp, MTN, 2.95%, 7/15/22	290,000	279,467
Wachovia Bank N.A., MTN, 5.60%, 3/15/16	500,000	543,783
Wells Fargo & Co., 3.68%, 6/15/16	560,000	594,157
Wells Fargo & Co., 5.625%, 12/11/17	190,000	216,943
Wells Fargo & Co., 4.125%, 8/15/23	760,000	770,443
Wells Fargo & Co., 5.61%, 1/15/44	1,366,000	1,484,100
Wells Fargo & Co., MTN, 2.10%, 5/8/17	1,020,000	1,045,361
Wells Fargo & Co., MTN, 4.60%, 4/1/21	1,605,000	1,769,392
		34,177,288
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Clean Harbors, Inc., 5.25%, 8/1/20	1,245,000	1,288,575
Covanta Holding Corp., 5.875%, 3/1/24	1,070,000	1,092,365
Republic Services, Inc., 3.55%, 6/1/22	1,410,000	1,415,162
Waste Management, Inc., 2.60%, 9/1/16	860,000	891,210
Waste Management, Inc., 4.75%, 6/30/20	830,000	912,085
		5,599,397
COMMUNICATIONS EQUIPMENT — 0.2%
Apple, Inc., 1.00%, 5/3/18	920,000	892,922
Apple, Inc., 2.40%, 5/3/23	1,240,000	1,152,307
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	830,000	830,937
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	1,490,000	1,452,361
Cisco Systems, Inc., 5.90%, 2/15/39	300,000	357,348
Crown Castle International Corp., 5.25%, 1/15/23	440,000	449,350
		5,135,225
COMPUTERS AND PERIPHERALS — 0.2%
Dell, Inc., 2.30%, 9/10/15	480,000	483,600
Dell, Inc., 3.10%, 4/1/16	180,000	183,600
Hewlett-Packard Co., 4.30%, 6/1/21	2,000,000	2,094,350
Seagate HDD Cayman, 4.75%, 6/1/23(4)	1,960,000	1,945,300
		4,706,850
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	1,060,000	1,053,262
CONSUMER FINANCE — 1.1%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	1,450,000	1,667,256
American Express Co., 1.55%, 5/22/18	1,530,000	1,503,988
American Express Credit Corp., 1.30%, 7/29/16	520,000	524,395
American Express Credit Corp., MTN, 2.375%, 3/24/17	3,470,000	3,597,224
Capital One Bank USA N.A., 3.375%, 2/15/23	1,580,000	1,540,552
CIT Group, Inc., 4.25%, 8/15/17	3,250,000	3,412,500
CIT Group, Inc., 5.00%, 8/15/22	630,000	656,384
Discover Bank, 2.00%, 2/21/18	1,935,000	1,928,524
Equifax, Inc., 3.30%, 12/15/22	800,000	767,841
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(4)	3,010,000	3,096,538

	Principal Amount	Value
HSBC Bank USA N.A., 5.875%, 11/1/34	$420,000	$477,348
John Deere Capital Corp., MTN, 3.15%, 10/15/21	570,000	575,816
PNC Bank N.A., 6.00%, 12/7/17	2,860,000	3,285,700
PNC Bank N.A., 3.80%, 7/25/23	1,150,000	1,162,704
SLM Corp., MTN, 6.25%, 1/25/16	360,000	388,350
		24,585,120
CONTAINERS AND PACKAGING — 0.2%
Ball Corp., 6.75%, 9/15/20	840,000	914,550
Ball Corp., 4.00%, 11/15/23	1,250,000	1,175,000
Rock-Tenn Co., 3.50%, 3/1/20	1,000,000	1,016,024
Rock-Tenn Co., 4.00%, 3/1/23	1,670,000	1,682,483
		4,788,057
DIVERSIFIED CONSUMER SERVICES — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17	225,000	220,771
Catholic Health Initiatives, 2.95%, 11/1/22	860,000	813,293
Johns Hopkins University, 4.08%, 7/1/53	260,000	243,220
		1,277,284
DIVERSIFIED FINANCIAL SERVICES — 4.4%
Ally Financial, Inc., 2.75%, 1/30/17	1,800,000	1,822,500
Bank of America Corp., 4.50%, 4/1/15	1,560,000	1,618,924
Bank of America Corp., 3.75%, 7/12/16	960,000	1,015,852
Bank of America Corp., 6.50%, 8/1/16	1,050,000	1,176,803
Bank of America Corp., 5.75%, 12/1/17	6,665,000	7,553,398
Bank of America Corp., 5.625%, 7/1/20	2,320,000	2,644,489
Bank of America Corp., 5.70%, 1/24/22	1,730,000	1,988,287
Bank of America Corp., 4.10%, 7/24/23	4,160,000	4,228,274
Bank of America Corp., MTN, 4.00%, 4/1/24(5)	670,000	670,679
Bank of America Corp., MTN, 5.00%, 1/21/44	490,000	502,186
Citigroup, Inc., 4.45%, 1/10/17	3,200,000	3,458,845
Citigroup, Inc., 5.50%, 2/15/17	1,110,000	1,226,240
Citigroup, Inc., 1.75%, 5/1/18	3,980,000	3,915,086
Citigroup, Inc., 2.50%, 9/26/18	1,250,000	1,258,460
Citigroup, Inc., 4.50%, 1/14/22	1,970,000	2,090,995
Citigroup, Inc., 4.05%, 7/30/22	400,000	402,300
Citigroup, Inc., 3.875%, 10/25/23	1,810,000	1,801,012
Citigroup, Inc., 6.68%, 9/13/43	500,000	587,553
Deutsche Bank AG, VRN, 4.30%, 5/24/23	830,000	783,622
General Electric Capital Corp., MTN, 5.625%, 9/15/17	2,250,000	2,555,334
General Electric Capital Corp., MTN, 6.00%, 8/7/19	5,490,000	6,454,527
General Electric Capital Corp., MTN, 4.65%, 10/17/21	3,380,000	3,718,409
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	750,000	755,847
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	4,230,000	4,319,211
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	3,790,000	4,304,917
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	500,000	498,869
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	1,540,000	1,769,616
Goldman Sachs Group, Inc. (The), MTN, 3.70%, 8/1/15	520,000	539,443

	Principal Amount	Value
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	$3,440,000	$3,844,372
HSBC Holdings plc, 5.10%, 4/5/21	1,530,000	1,713,432
HSBC Holdings plc, 4.00%, 3/30/22	290,000	301,724
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17(4)	1,070,000	1,083,375
JPMorgan Chase & Co., 6.00%, 1/15/18	400,000	459,584
JPMorgan Chase & Co., 4.625%, 5/10/21	5,860,000	6,399,243
JPMorgan Chase & Co., 3.25%, 9/23/22	3,880,000	3,829,684
JPMorgan Chase & Co., 3.875%, 2/1/24	990,000	1,001,061
Morgan Stanley, 5.75%, 1/25/21	450,000	516,217
Morgan Stanley, 5.00%, 11/24/25	3,670,000	3,785,066
Morgan Stanley, MTN, 6.625%, 4/1/18	3,170,000	3,699,631
Morgan Stanley, MTN, 5.625%, 9/23/19	4,990,000	5,684,294
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	1,580,000	1,660,488
Societe Generale SA, 5.00%, 1/17/24(4)	860,000	858,778
UBS AG (Stamford Branch), 5.875%, 12/20/17	2,191,000	2,512,972
Union Bank N.A., 2.625%, 9/26/18	600,000	612,155
		101,623,754
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.5%
AT&T, Inc., 3.875%, 8/15/21	1,780,000	1,859,723
AT&T, Inc., 2.625%, 12/1/22	2,450,000	2,282,653
AT&T, Inc., 6.55%, 2/15/39	868,000	1,027,538
AT&T, Inc., 4.30%, 12/15/42	950,000	845,062
British Telecommunications plc, 5.95%, 1/15/18	1,470,000	1,679,046
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	620,000	673,475
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	2,900,000	2,968,837
Orange SA, 4.125%, 9/14/21	1,470,000	1,526,078
Orange SA, 5.50%, 2/6/44	330,000	346,910
Telecom Italia Capital SA, 7.00%, 6/4/18	1,665,000	1,896,019
Telecom Italia Capital SA, 6.00%, 9/30/34	870,000	815,625
Telefonica Emisiones SAU, 5.88%, 7/15/19	400,000	451,132
Telefonica Emisiones SAU, 5.46%, 2/16/21	2,180,000	2,403,718
Verizon Communications, Inc., 3.65%, 9/14/18	2,000,000	2,131,832
Verizon Communications, Inc., 4.50%, 9/15/20	820,000	892,138
Verizon Communications, Inc., 5.15%, 9/15/23	2,220,000	2,434,310
Verizon Communications, Inc., 6.40%, 9/15/33	1,770,000	2,107,636
Verizon Communications, Inc., 5.05%, 3/15/34	2,020,000	2,078,802
Verizon Communications, Inc., 7.35%, 4/1/39	500,000	651,027
Verizon Communications, Inc., 4.75%, 11/1/41	1,870,000	1,810,970
Verizon Communications, Inc., 6.55%, 9/15/43	1,810,000	2,210,618
Windstream Corp., 7.875%, 11/1/17	230,000	265,075
		33,358,224
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	6,000	7,118
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 7.75%, 7/15/16	690,000	786,600

	Principal Amount	Value
Jabil Circuit, Inc., 5.625%, 12/15/20	$190,000	$202,113
		988,713
ENERGY EQUIPMENT AND SERVICES — 0.4%
Ensco plc, 3.25%, 3/15/16	540,000	563,391
Ensco plc, 4.70%, 3/15/21	1,980,000	2,130,793
Schlumberger Investment SA, 3.65%, 12/1/23	1,250,000	1,270,601
Transocean, Inc., 5.05%, 12/15/16	280,000	304,775
Transocean, Inc., 2.50%, 10/15/17	1,040,000	1,047,774
Transocean, Inc., 6.50%, 11/15/20	1,000,000	1,124,857
Transocean, Inc., 6.375%, 12/15/21	230,000	258,938
Weatherford International Ltd., 9.625%, 3/1/19	400,000	519,944
Weatherford International Ltd., 4.50%, 4/15/22	1,500,000	1,573,560
		8,794,633
FOOD AND STAPLES RETAILING — 0.5%
CVS Caremark Corp., 2.75%, 12/1/22	1,345,000	1,271,356
Delhaize Group SA, 4.125%, 4/10/19	830,000	861,435
Delhaize Group SA, 5.70%, 10/1/40	650,000	663,350
Kroger Co. (The), 6.40%, 8/15/17	530,000	608,935
Kroger Co. (The), 3.30%, 1/15/21	1,020,000	1,020,713
Kroger Co. (The), 5.15%, 8/1/43	410,000	423,706
Wal-Mart Stores, Inc., 2.55%, 4/11/23	1,050,000	989,168
Wal-Mart Stores, Inc., 5.875%, 4/5/27	235,000	288,275
Wal-Mart Stores, Inc., 5.625%, 4/1/40	410,000	486,536
Wal-Mart Stores, Inc., 4.875%, 7/8/40	970,000	1,044,261
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,010,000	1,202,486
Walgreen Co., 1.80%, 9/15/17	430,000	433,329
Walgreen Co., 3.10%, 9/15/22	1,470,000	1,415,013
		10,708,563
FOOD PRODUCTS — 0.3%
Kellogg Co., 4.45%, 5/30/16	320,000	343,289
Kraft Foods Group, Inc., 6.125%, 8/23/18	414,000	481,053
Kraft Foods Group, Inc., 5.00%, 6/4/42	1,330,000	1,398,068
Mondelez International, Inc., 4.00%, 2/1/24	1,000,000	1,016,902
Mondelez International, Inc., 6.50%, 2/9/40	1,033,000	1,303,837
Tyson Foods, Inc., 6.60%, 4/1/16	300,000	331,510
Tyson Foods, Inc., 4.50%, 6/15/22	2,190,000	2,288,568
		7,163,227
GAS UTILITIES — 1.5%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	2,410,000	2,578,700
Access Midstream Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	300,000	303,750
El Paso Corp., 7.25%, 6/1/18	710,000	811,430
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	1,160,000	1,333,965
Enbridge Energy Partners LP, 6.50%, 4/15/18	540,000	623,949
Enbridge Energy Partners LP, 5.20%, 3/15/20	220,000	240,546
Energy Transfer Equity LP, 7.50%, 10/15/20	1,090,000	1,252,137

	Principal Amount	Value
Energy Transfer Partners LP, 4.15%, 10/1/20	$1,220,000	$1,261,202
Energy Transfer Partners LP, 5.20%, 2/1/22	340,000	367,652
Energy Transfer Partners LP, 3.60%, 2/1/23	1,370,000	1,313,001
Energy Transfer Partners LP, 6.50%, 2/1/42	420,000	477,617
Enterprise Products Operating LLC, 3.70%, 6/1/15	420,000	434,040
Enterprise Products Operating LLC, 6.30%, 9/15/17	520,000	600,412
Enterprise Products Operating LLC, 5.20%, 9/1/20	780,000	872,152
Enterprise Products Operating LLC, 4.85%, 3/15/44	930,000	931,284
Enterprise Products Operating LLC, 5.10%, 2/15/45	840,000	871,631
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	1,220,000	1,382,811
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	550,000	605,043
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	2,290,000	2,282,219
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	1,460,000	1,662,636
Magellan Midstream Partners LP, 6.55%, 7/15/19	640,000	755,360
Magellan Midstream Partners LP, 5.15%, 10/15/43	2,160,000	2,277,353
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	501,000	544,838
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.50%, 8/15/21	630,000	683,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	1,190,000	1,151,325
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	1,740,000	1,749,803
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	2,270,000	2,162,382
Sunoco Logistics Partners Operations LP, 5.30%, 4/1/44(5)	180,000	179,705
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23(4)	1,450,000	1,352,125
TransCanada PipeLines Ltd., 2.50%, 8/1/22	880,000	824,938
Williams Cos., Inc. (The), 3.70%, 1/15/23	630,000	572,839
Williams Partners LP, 4.125%, 11/15/20	1,050,000	1,092,211
Williams Partners LP, 5.40%, 3/4/44	1,700,000	1,750,956
		35,303,562
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Baxter International, Inc., 3.20%, 6/15/23	680,000	664,701
Medtronic, Inc., 2.75%, 4/1/23	900,000	853,140
		1,517,841
HEALTH CARE PROVIDERS AND SERVICES — 0.6%
Aetna, Inc., 2.75%, 11/15/22	670,000	630,610
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	1,060,000	1,115,650
Express Scripts Holding Co., 2.65%, 2/15/17	2,950,000	3,053,362
Express Scripts Holding Co., 7.25%, 6/15/19	980,000	1,192,268
HCA, Inc., 3.75%, 3/15/19	2,440,000	2,455,250
HCA, Inc., 7.875%, 2/15/20	920,000	981,640
HCA, Inc., 7.25%, 9/15/20	1,000,000	1,083,750
NYU Hospitals Center, 4.43%, 7/1/42	400,000	363,809
UnitedHealth Group, Inc., 2.875%, 3/15/23	830,000	788,730
UnitedHealth Group, Inc., 4.25%, 3/15/43	700,000	669,521
Universal Health Services, Inc., 7.125%, 6/30/16	630,000	705,600

	Principal Amount	Value
WellPoint, Inc., 3.125%, 5/15/22	$970,000	$930,020
WellPoint, Inc., 3.30%, 1/15/23	280,000	269,058
		14,239,268
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	920,000	947,600
Wyndham Worldwide Corp., 2.95%, 3/1/17	600,000	612,296
		1,559,896
HOUSEHOLD DURABLES — 0.3%
D.R. Horton, Inc., 3.625%, 2/15/18	1,620,000	1,650,375
D.R. Horton, Inc., 5.75%, 8/15/23	650,000	689,000
Lennar Corp., 4.75%, 12/15/17	1,470,000	1,565,550
Lennar Corp., 4.50%, 6/15/19	1,060,000	1,081,200
MDC Holdings, Inc., 5.50%, 1/15/24	1,050,000	1,078,060
Toll Brothers Finance Corp., 6.75%, 11/1/19	720,000	820,800
		6,884,985
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(4)	360,000	365,400
General Electric Co., 5.25%, 12/6/17	900,000	1,020,960
General Electric Co., 2.70%, 10/9/22	1,090,000	1,058,571
General Electric Co., 4.125%, 10/9/42	1,050,000	1,013,091
		3,458,022
INSURANCE — 1.3%
Allstate Corp. (The), 4.50%, 6/15/43	480,000	484,576
Allstate Corp. (The), VRN, 5.75%, 8/15/23	630,000	662,681
American International Group, Inc., 6.40%, 12/15/20	1,880,000	2,243,861
American International Group, Inc., 4.875%, 6/1/22	2,290,000	2,512,166
American International Group, Inc., MTN, 5.85%, 1/16/18	1,410,000	1,613,047
American International Group, Inc., VRN, 8.18%, 5/15/38	560,000	738,500
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	2,155,000	2,354,055
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	430,000	429,451
Berkshire Hathaway, Inc., 4.50%, 2/11/43	1,000,000	994,977
Genworth Holdings, Inc., 7.20%, 2/15/21	230,000	275,848
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	430,000	476,214
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	390,000	434,690
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	280,000	325,058
ING U.S., Inc., 5.50%, 7/15/22	1,700,000	1,910,360
ING U.S., Inc., 5.70%, 7/15/43	900,000	1,021,801
ING U.S., Inc., VRN, 5.65%, 5/15/23	200,000	199,800
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)	820,000	879,288
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)	330,000	392,353
Lincoln National Corp., 6.25%, 2/15/20	1,115,000	1,311,844
Markel Corp., 4.90%, 7/1/22	1,100,000	1,177,049
Markel Corp., 3.625%, 3/30/23	650,000	633,296
MetLife, Inc., 1.76%, 12/15/17	470,000	474,518
MetLife, Inc., 4.125%, 8/13/42	450,000	424,398
MetLife, Inc., 4.875%, 11/13/43	340,000	354,400

	Principal Amount	Value
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)	$1,790,000	$1,716,626
Principal Financial Group, Inc., 3.30%, 9/15/22	330,000	322,189
Prudential Financial, Inc., MTN, 7.375%, 6/15/19	740,000	907,958
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	1,730,000	1,963,469
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	170,000	193,270
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	1,160,000	1,317,418
Travelers Cos., Inc. (The), 4.60%, 8/1/43	620,000	637,067
WR Berkley Corp., 4.625%, 3/15/22	750,000	789,071
		30,171,299
INTERNET SOFTWARE AND SERVICES — 0.1%
Google, Inc., 3.375%, 2/25/24	1,000,000	1,003,948
Netflix, Inc., 5.375%, 2/1/21	620,000	654,100
Netflix, Inc., 5.75%, 3/1/24(4)	310,000	322,400
		1,980,448
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	550,000	576,080
Fidelity National Information Services, Inc., 3.50%, 4/15/23	900,000	857,105
International Business Machines Corp., 3.375%, 8/1/23	1,100,000	1,102,366
		2,535,551
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	660,000	673,375
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,060,000	1,092,918
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	500,000	540,921
		2,307,214
MACHINERY — 0.2%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,090,000	1,059,887
Deere & Co., 5.375%, 10/16/29	1,070,000	1,246,099
Oshkosh Corp., 5.375%, 3/1/22(4)	1,490,000	1,523,525
		3,829,511
MEDIA — 1.7%
21st Century Fox America, Inc., 3.00%, 9/15/22	2,170,000	2,088,488
21st Century Fox America, Inc., 6.90%, 8/15/39	710,000	895,316
CBS Corp., 3.375%, 3/1/22	900,000	883,254
CBS Corp., 4.85%, 7/1/42	360,000	348,094
Comcast Corp., 5.90%, 3/15/16	600,000	659,812
Comcast Corp., 3.125%, 7/15/22	1,720,000	1,703,509
Comcast Corp., 6.40%, 5/15/38	1,290,000	1,591,215
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	2,000,000	2,153,730
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	1,450,000	1,457,215
Discovery Communications LLC, 5.625%, 8/15/19	640,000	726,076
Discovery Communications LLC, 3.25%, 4/1/23	1,270,000	1,224,008
DISH DBS Corp., 7.125%, 2/1/16	1,040,000	1,138,800
DISH DBS Corp., 4.625%, 7/15/17	500,000	533,750
Gannett Co., Inc., 5.125%, 7/15/20(4)	1,470,000	1,517,775
Lamar Media Corp., 5.375%, 1/15/24(4)	1,410,000	1,452,300

	Principal Amount	Value
NBCUniversal Media LLC, 5.15%, 4/30/20	$2,670,000	$3,021,423
NBCUniversal Media LLC, 4.375%, 4/1/21	2,430,000	2,641,386
NBCUniversal Media LLC, 2.875%, 1/15/23	1,490,000	1,442,281
Omnicom Group, Inc., 3.625%, 5/1/22	240,000	238,788
Qwest Corp., 7.50%, 10/1/14	120,000	123,911
SBA Telecommunications, Inc., 8.25%, 8/15/19	260,000	277,225
Time Warner Cable, Inc., 6.75%, 7/1/18	150,000	176,043
Time Warner Cable, Inc., 5.50%, 9/1/41	520,000	544,108
Time Warner Cable, Inc., 4.50%, 9/15/42	1,340,000	1,234,831
Time Warner, Inc., 3.15%, 7/15/15	540,000	557,919
Time Warner, Inc., 4.70%, 1/15/21	1,600,000	1,752,632
Time Warner, Inc., 7.70%, 5/1/32	440,000	591,672
Time Warner, Inc., 5.375%, 10/15/41	650,000	691,167
Time Warner, Inc., 5.35%, 12/15/43	880,000	941,407
Viacom, Inc., 4.375%, 9/15/14	640,000	651,041
Viacom, Inc., 4.50%, 3/1/21	1,140,000	1,226,259
Viacom, Inc., 3.125%, 6/15/22	1,260,000	1,216,258
Viacom, Inc., 3.875%, 4/1/24	820,000	819,792
Virgin Media Secured Finance plc, 6.50%, 1/15/18	900,000	933,750
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	710,000	664,773
		38,120,008
METALS AND MINING — 0.6%
ArcelorMittal, 5.75%, 8/5/20	355,000	378,963
Barrick Gold Corp., 4.10%, 5/1/23	1,100,000	1,045,585
Barrick North America Finance LLC, 4.40%, 5/30/21	1,300,000	1,312,056
Barrick North America Finance LLC, 5.75%, 5/1/43	550,000	537,739
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	500,000	506,494
Newmont Mining Corp., 6.25%, 10/1/39	290,000	281,694
Southern Copper Corp., 5.25%, 11/8/42	340,000	292,793
Steel Dynamics, Inc., 6.125%, 8/15/19	1,290,000	1,409,325
Steel Dynamics, Inc., 7.625%, 3/15/20	930,000	1,011,375
Teck Resources Ltd., 3.15%, 1/15/17	460,000	477,433
Vale Overseas Ltd., 5.625%, 9/15/19	2,205,000	2,447,221
Vale Overseas Ltd., 4.625%, 9/15/20	1,720,000	1,796,593
Xstrata Canada Financial Corp., 2.85%, 11/10/14(4)	1,000,000	1,009,892
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	650,000	672,997
		13,180,160
MULTI-UTILITIES — 1.6%
Calpine Corp., 7.875%, 7/31/20(4)	1,760,000	1,944,800
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	300,000	264,189
CMS Energy Corp., 4.25%, 9/30/15	290,000	303,827
CMS Energy Corp., 8.75%, 6/15/19	890,000	1,144,046
CMS Energy Corp., 3.875%, 3/1/24	1,440,000	1,462,190
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	803,313
Constellation Energy Group, Inc., 5.15%, 12/1/20	750,000	820,597
Consumers Energy Co., 2.85%, 5/15/22	230,000	225,127

	Principal Amount	Value
Consumers Energy Co., 3.375%, 8/15/23	$700,000	$702,634
Dominion Gas Holdings LLC, 3.55%, 11/1/23(4)	340,000	336,246
Dominion Resources, Inc., 6.40%, 6/15/18	810,000	945,029
Dominion Resources, Inc., 2.75%, 9/15/22	540,000	512,203
Dominion Resources, Inc., 4.90%, 8/1/41	1,560,000	1,597,666
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	990,000	1,081,575
DPL, Inc., 6.50%, 10/15/16	830,000	900,550
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	400,000	484,033
Duke Energy Corp., 1.625%, 8/15/17	500,000	501,575
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,278,983
Duke Energy Florida, Inc., 6.35%, 9/15/37	463,000	590,159
Edison International, 3.75%, 9/15/17	2,390,000	2,546,982
Exelon Generation Co. LLC, 5.20%, 10/1/19	330,000	361,273
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,270,064
Exelon Generation Co. LLC, 5.60%, 6/15/42	410,000	429,032
FirstEnergy Corp., 2.75%, 3/15/18	900,000	898,322
FirstEnergy Corp., 4.25%, 3/15/23	1,070,000	1,039,881
Florida Power Corp., 3.85%, 11/15/42	1,410,000	1,288,485
Georgia Power Co., 4.30%, 3/15/42	410,000	397,590
Ipalco Enterprises, Inc., 5.00%, 5/1/18	1,700,000	1,806,250
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19	730,000	728,157
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	1,090,000	1,202,638
Nisource Finance Corp., 4.45%, 12/1/21	510,000	533,665
Nisource Finance Corp., 5.65%, 2/1/45	660,000	712,338
PacifiCorp, 6.00%, 1/15/39	710,000	881,439
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,022,865
Progress Energy, Inc., 3.15%, 4/1/22	1,320,000	1,299,106
Public Service Company of Colorado, 4.75%, 8/15/41	190,000	204,274
San Diego Gas & Electric Co., 3.00%, 8/15/21	390,000	393,141
Sempra Energy, 6.50%, 6/1/16	840,000	935,614
Sempra Energy, 9.80%, 2/15/19	130,000	172,381
Sempra Energy, 2.875%, 10/1/22	1,650,000	1,565,725
Southern Power Co., 5.15%, 9/15/41	190,000	200,649
Virginia Electric and Power Co., 3.45%, 2/15/24	1,110,000	1,110,181
Xcel Energy, Inc., 4.80%, 9/15/41	540,000	557,494
		37,456,288
MULTILINE RETAIL — 0.2%
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	466,000	518,750
Macy's Retail Holdings, Inc., 3.875%, 1/15/22	1,090,000	1,125,789
Macy's Retail Holdings, Inc., 4.375%, 9/1/23	810,000	840,192
Target Corp., 4.00%, 7/1/42	1,250,000	1,157,899
		3,642,630
OFFICE ELECTRONICS — 0.1%
Pitney Bowes, Inc., 4.625%, 3/15/24	1,170,000	1,164,197
Xerox Corp., 2.95%, 3/15/17	440,000	457,843
		1,622,040

	Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 1.8%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	$650,000	$702,000
Anadarko Petroleum Corp., 5.95%, 9/15/16	690,000	766,035
Anadarko Petroleum Corp., 6.45%, 9/15/36	350,000	415,292
Apache Corp., 4.75%, 4/15/43	620,000	625,706
BP Capital Markets plc, 4.50%, 10/1/20	360,000	392,317
BP Capital Markets plc, 2.75%, 5/10/23	890,000	836,499
Chevron Corp., 2.43%, 6/24/20	1,020,000	1,014,551
Concho Resources, Inc., 7.00%, 1/15/21	1,470,000	1,628,025
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,198,000	1,601,254
Continental Resources, Inc., 5.00%, 9/15/22	1,650,000	1,734,562
Denbury Resources, Inc., 4.625%, 7/15/23	1,470,000	1,374,450
Devon Energy Corp., 1.875%, 5/15/17	330,000	332,691
Devon Energy Corp., 5.60%, 7/15/41	630,000	700,271
EOG Resources, Inc., 5.625%, 6/1/19	390,000	451,110
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,553,001
Hess Corp., 6.00%, 1/15/40	630,000	714,606
Marathon Petroleum Corp., 3.50%, 3/1/16	670,000	702,262
Newfield Exploration Co., 6.875%, 2/1/20	585,000	625,950
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,195,274
Peabody Energy Corp., 7.375%, 11/1/16	270,000	303,750
Pemex Project Funding Master Trust, 6.625%, 6/15/35	850,000	947,750
Petro-Canada, 6.80%, 5/15/38	1,270,000	1,613,148
Petrobras Global Finance BV, 5.625%, 5/20/43	930,000	791,011
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	1,310,000	1,374,401
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	1,660,000	1,687,265
Petroleos Mexicanos, 3.125%, 1/23/19(4)	460,000	472,190
Petroleos Mexicanos, 6.00%, 3/5/20	480,000	543,000
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	911,325
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	122,655
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	352,000
Petroleos Mexicanos, 5.50%, 6/27/44	440,000	426,800
Phillips 66, 4.30%, 4/1/22	1,781,000	1,886,291
Pioneer Natural Resources Co., 3.95%, 7/15/22	520,000	531,953
Plains Exploration & Production Co., 6.875%, 2/15/23	1,030,000	1,151,025
Range Resources Corp., 6.75%, 8/1/20	1,060,000	1,150,100
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,698,201
Shell International Finance BV, 3.625%, 8/21/42	730,000	651,724
Shell International Finance BV, 4.55%, 8/12/43	830,000	861,400
Statoil ASA, 2.45%, 1/17/23	1,550,000	1,456,098
Statoil ASA, 3.95%, 5/15/43	290,000	270,892
Statoil ASA, 4.80%, 11/8/43	560,000	600,622
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	340,000	365,500
Talisman Energy, Inc., 7.75%, 6/1/19	485,000	586,621
Tesoro Corp., 5.375%, 10/1/22	630,000	651,262
Total Capital Canada Ltd., 2.75%, 7/15/23	870,000	824,773

	Principal Amount	Value
Total Capital SA, 2.125%, 8/10/18	$1,000,000	$1,011,442
		41,609,055
PAPER AND FOREST PRODUCTS — 0.2%
Domtar Corp., 4.40%, 4/1/22	750,000	748,619
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	2,510,000	2,819,322
International Paper Co., 6.00%, 11/15/41	1,110,000	1,277,188
		4,845,129
PERSONAL PRODUCTS†
Procter & Gamble Co. (The), 1.45%, 8/15/16	600,000	609,107
PHARMACEUTICALS — 0.6%
AbbVie, Inc., 1.75%, 11/6/17	1,670,000	1,677,042
AbbVie, Inc., 2.90%, 11/6/22	640,000	617,359
Actavis, Inc., 1.875%, 10/1/17	1,290,000	1,285,513
Actavis, Inc., 3.25%, 10/1/22	1,110,000	1,066,219
Actavis, Inc., 4.625%, 10/1/42	450,000	431,698
Bristol-Myers Squibb Co., 3.25%, 8/1/42	400,000	326,972
Forest Laboratories, Inc., 4.875%, 2/15/21(4)	1,930,000	2,043,388
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	750,000	733,619
Merck & Co., Inc., 2.40%, 9/15/22	1,030,000	965,201
Merck & Co., Inc., 3.60%, 9/15/42	960,000	845,828
Mylan, Inc., 5.40%, 11/29/43	300,000	312,578
Perrigo Co. plc, 4.00%, 11/15/23(4)	1,410,000	1,412,452
Roche Holdings, Inc., 6.00%, 3/1/19(4)	1,339,000	1,575,291
Roche Holdings, Inc., 7.00%, 3/1/39(4)	350,000	490,140
Sanofi, 4.00%, 3/29/21	436,000	468,783
		14,252,083
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
American Tower Corp., 5.05%, 9/1/20	480,000	517,522
American Tower Corp., 4.70%, 3/15/22	1,050,000	1,099,059
Boston Properties LP, 5.00%, 6/1/15	300,000	314,526
BRE Properties, Inc., 3.375%, 1/15/23	370,000	351,480
DDR Corp., 4.75%, 4/15/18	1,670,000	1,812,633
Digital Realty Trust LP, 4.50%, 7/15/15	270,000	279,858
Essex Portfolio LP, 3.625%, 8/15/22	710,000	694,782
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,145,779
HCP, Inc., 3.75%, 2/1/16	990,000	1,042,672
Health Care REIT, Inc., 2.25%, 3/15/18	390,000	391,615
Health Care REIT, Inc., 3.75%, 3/15/23	860,000	846,005
Health Care REIT, Inc., 4.50%, 1/15/24	760,000	784,341
Hospitality Properties Trust, 4.65%, 3/15/24	2,490,000	2,482,548
Host Hotels & Resorts LP, 6.00%, 10/1/21	290,000	328,176
Host Hotels & Resorts LP, 3.75%, 10/15/23	660,000	640,516
Kilroy Realty LP, 3.80%, 1/15/23	2,350,000	2,295,348
ProLogis LP, 4.25%, 8/15/23	860,000	876,447
Reckson Operating Partnership LP, 6.00%, 3/31/16	800,000	868,313
Simon Property Group LP, 5.75%, 12/1/15	990,000	1,061,076

	Principal Amount	Value
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership LP, 7.75%, 3/15/20	$540,000	$643,118
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	790,000	820,178
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	640,000	679,199
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	820,000	885,176
		20,860,367
ROAD AND RAIL — 0.6%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,484,000	1,539,948
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	700,000	703,562
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	700,000	740,368
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	575,000	594,941
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,390,000	1,330,835
CSX Corp., 4.25%, 6/1/21	760,000	809,301
CSX Corp., 3.70%, 11/1/23	1,400,000	1,389,081
Norfolk Southern Corp., 5.75%, 4/1/18	900,000	1,027,092
Norfolk Southern Corp., 3.25%, 12/1/21	1,106,000	1,115,623
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(4)	670,000	687,113
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	640,000	650,998
Union Pacific Corp., 4.00%, 2/1/21	1,100,000	1,171,089
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,222,777
		12,982,728
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 1.35%, 12/15/17	760,000	755,677
SOFTWARE — 0.3%
Activision Blizzard, Inc., 5.625%, 9/15/21(4)	1,060,000	1,136,850
Intuit, Inc., 5.75%, 3/15/17	1,000,000	1,123,774
Microsoft Corp., 2.375%, 5/1/23	770,000	720,427
Oracle Corp., 2.50%, 10/15/22	1,735,000	1,635,270
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,019,355
		6,635,676
SPECIALTY RETAIL — 0.3%
Home Depot, Inc. (The), 5.95%, 4/1/41	1,960,000	2,387,165
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	1,510,000	1,661,000
Staples, Inc., 4.375%, 1/12/23	690,000	671,681
United Rentals North America, Inc., 5.75%, 7/15/18	2,148,000	2,309,100
		7,028,946
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	1,910,000	2,096,225
L Brands, Inc., 6.90%, 7/15/17	450,000	516,937
PVH Corp., 4.50%, 12/15/22	1,186,000	1,177,105
		3,790,267
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Alltel Corp., 7.875%, 7/1/32	90,000	121,628
America Movil SAB de CV, 5.00%, 3/30/20	370,000	407,373
America Movil SAB de CV, 3.125%, 7/16/22	2,130,000	2,037,875

	Principal Amount	Value
Sprint Communications, 6.00%, 12/1/16	$1,060,000	$1,164,675
Sprint Communications, 9.00%, 11/15/18(4)	640,000	784,000
T-Mobile USA, Inc., 6.46%, 4/28/19	1,480,000	1,587,300
Vodafone Group plc, 5.625%, 2/27/17	870,000	977,571
		7,080,422
TOTAL CORPORATE BONDS (Cost $611,294,777)		622,359,331
SOVEREIGN GOVERNMENTS AND AGENCIES — 8.4%
BELGIUM — 2.2%
Belgium Government Bond, 4.25%, 9/28/22 EUR	31,050,000	50,959,927
BRAZIL — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19	$520,000	587,600
Brazilian Government International Bond, 4.875%, 1/22/21	1,810,000	1,933,080
Brazilian Government International Bond, 2.625%, 1/5/23	1,610,000	1,428,875
		3,949,555
CANADA†
Province of Ontario Canada, 1.00%, 7/22/16	900,000	905,285
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	920,000	926,900
Chile Government International Bond, 3.625%, 10/30/42	500,000	416,250
		1,343,150
COLOMBIA — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	1,970,000	2,053,725
Colombia Government International Bond, 6.125%, 1/18/41	420,000	473,550
		2,527,275
ITALY — 0.1%
Italy Government International Bond, 6.875%, 9/27/23	1,300,000	1,589,510
MEXICO — 0.5%
Mexico Government International Bond, 5.625%, 1/15/17	300,000	334,500
Mexico Government International Bond, MTN, 5.95%, 3/19/19	1,450,000	1,689,250
Mexico Government International Bond, 5.125%, 1/15/20	1,820,000	2,029,300
Mexico Government International Bond, 4.00%, 10/2/23	3,880,000	3,923,650
Mexico Government International Bond, 6.05%, 1/11/40	270,000	308,475
Mexico Government International Bond, MTN, 4.75%, 3/8/44	2,770,000	2,645,350
		10,930,525
NORWAY — 1.9%
Norway Government Bond, 3.75%, 5/25/21 NOK	238,000,000	42,812,654
PERU — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	$730,000	881,475
Peruvian Government International Bond, 5.625%, 11/18/50	650,000	693,875
		1,575,350
PHILIPPINES — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	1,590,000	1,675,462
Philippine Government International Bond, 6.375%, 10/23/34	910,000	1,132,950
		2,808,412

	Principal Amount	Value
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15	$170,000	$177,225
Poland Government International Bond, 5.125%, 4/21/21	450,000	498,037
Poland Government International Bond, 3.00%, 3/17/23	1,050,000	984,375
		1,659,637
SOUTH AFRICA†
South Africa Government International Bond, 4.67%, 1/17/24	760,000	756,200
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	750,000	800,174
Korea Development Bank (The), 3.25%, 3/9/16	540,000	564,887
Korea Development Bank (The), 4.00%, 9/9/16	710,000	757,700
		2,122,761
SPAIN — 1.2%
Spain Government Bond, 4.40%, 10/31/23(4) EUR	18,760,000	28,472,596
SWEDEN — 1.0%
Sweden Government Bond, 3.50%, 6/1/22 SEK	138,000,000	23,823,662
TURKEY†
Turkey Government International Bond, 3.25%, 3/23/23	$760,000	667,470
UNITED KINGDOM — 0.7%
United Kingdom Gilt, 4.50%, 12/7/42 GBP	7,640,000	15,118,431
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	$340,000	277,950
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $187,558,420)		192,300,350
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 5.6%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 4.8%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	394,414	307,603
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 2.82%, 4/1/14	1,178,520	1,185,134
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	240,594	246,920
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.85%, 4/1/14	4,851,362	4,865,747
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	749,265	788,553
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.59%, 4/1/14	930,316	929,646
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	34,235	32,059
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	377,614	397,683
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.25%, 4/1/14	3,143,049	3,127,988
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.25%, 4/1/14	713,963	708,145
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	330,027	351,965
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	30,850	30,982

	Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	$146,966	$146,160
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.52%, 4/1/14	193,849	192,859
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.19%, 4/1/14	1,267,775	1,251,717
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.79%, 4/1/14	4,939,870	4,912,197
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.58%, 4/1/14	937,623	932,364
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 4/1/14	2,941,009	2,977,369
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	142,406	143,814
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.22%, 4/1/14	602,692	621,831
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.76%, 4/1/14	1,612,801	1,634,433
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 4/1/14	847,569	808,188
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.74%, 4/1/14	1,214,568	1,234,230
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/14(4)	1,621,492	1,591,105
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.65%, 4/1/14	7,748,950	7,944,747
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	149,458	157,884
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.48%, 4/1/14	2,348,737	2,307,934
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 4/1/14	549,289	559,460
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/14	680,052	687,793
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/14(4)	5,518,467	5,609,083
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	244,301	262,603
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.63%, 4/1/14	222,724	227,716
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 4.50%, 4/1/14	3,009,187	3,038,993
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.71%, 4/1/14	900,764	913,721
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/14	4,592,695	4,723,116
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/14	5,055,947	5,165,236
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-14, Class 2A1, 5.50%, 12/25/35	1,476,305	1,521,586
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	891,550	922,854
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	2,084,087	2,153,086
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	177,480	181,982

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	$738,156	$778,037
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	5,879,555	6,220,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A9 SEQ, 5.25%, 10/25/35	1,612,219	1,697,874
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 4/1/14	4,448,527	4,551,933
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 4/1/14	7,400,680	7,514,177
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 4/1/14	514,636	535,418
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.62%, 4/1/14	3,613,846	3,669,768
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 4/1/14	1,346,146	1,385,698
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.05%, 4/1/14	3,813,794	3,887,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,531,483	1,626,968
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	2,568,213	2,693,051
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	491,329	484,181
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	830,974	869,311
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	721,039	741,211
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	1,554,193	1,616,540
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	990,994	1,029,487
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	236,796	245,646
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.07%, 4/1/14	506,578	512,291
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	2,803,052	2,963,388
		108,819,068
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
FHLMC, Series 2684, Class FP, VRN, 0.66%, 4/15/14	1,111,599	1,116,961
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	291,231	316,448
FHLMC, Series 3397, Class GF, VRN, 0.66%, 4/15/14	4,204,313	4,232,135
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	781	876
FNMA, Series 2006-43, Class FM, VRN, 0.45%, 4/25/14	532,960	532,189
FNMA, Series 2007-36, Class FB, VRN, 0.55%, 4/25/14	421,457	423,341
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	12,700,000	12,702,324
		19,324,274
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $127,054,855)		128,143,342
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 4.4%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/14	1,125,000	1,197,026

	Principal Amount	Value
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	$7,200,000	$6,957,684
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	8,025,000	7,708,418
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A4, VRN, 4.93%, 4/1/14	4,421,671	4,547,429
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 4/15/14(4)	5,450,000	5,459,448
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	4,775,000	5,011,936
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/14	800,000	813,660
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/1/14	800,000	819,594
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/14	1,039,056	1,041,426
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	2,930,990	3,019,169
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	4,639,307	4,771,928
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	6,900,000	6,973,137
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(4)	2,411,912	2,377,256
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/14(4)	7,000,000	6,824,107
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	1,825,000	1,903,780
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	2,950,000	3,122,082
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	312,245	324,299
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 6.00%, 4/11/14	119,362	119,448
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/14	500,000	512,493
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	2,218,769	2,240,636
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30	2,645,085	2,725,337
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/14	3,225,000	3,383,354
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/14	1,775,000	1,890,561
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	3,000,000	2,886,372
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	9,038,808	9,197,077
Morgan Stanley Capital I, Series 2005-T19, Class A4A SEQ, 4.89%, 6/12/47	7,100,434	7,389,659
VNDO Mortgage Trust, Series 2013-PENN, Class A SEQ, 3.81%, 12/13/29(4)	3,700,000	3,869,860
VNDO Mortgage Trust, Series 2013-PENN, Class C, VRN, 3.95%, 4/1/14(4)	2,800,000	2,852,342
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.40%, 4/1/14	1,351,614	1,355,949

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	$54,826	$55,130
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES(Cost $101,435,757)		101,350,597
ASSET-BACKED SECURITIES(2) — 2.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A SEQ, 3.15%, 3/20/17(4)	4,675,000	4,855,817
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(4)	4,875,000	4,951,867
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	308,562	311,210
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%,10/15/21	960,000	960,540
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.41%, 4/15/14	5,825,000	5,780,858
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 4/7/14(4)	6,850,000	6,852,603
CNH Equipment Trust, Series 2013-B, Class A2 SEQ, 0.44%, 10/17/16	5,890,086	5,890,633
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.53%, 4/15/14	5,525,000	5,531,876
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(4)	3,150,000	3,148,749
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.70%, 4/10/14(4)	4,450,000	4,461,292
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.57%, 5/12/14(4)	5,750,000	5,750,000
John Deere Owner Trust, Series 2012 B, Class A3 SEQ, 0.53%, 7/15/16	7,200,000	7,204,291
TAL Advantage LLC, Series 2014 1A, Class A, 3.51%, 2/22/39(4)	4,165,000	4,167,541
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	950,000	957,125
TOTAL ASSET-BACKED SECURITIES (Cost $60,802,541)		60,824,402
MUNICIPAL SECURITIES — 1.4%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	595,000	668,465
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	360,000	473,458
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	790,000	1,042,887
California GO, (Building Bonds), 6.65%, 3/1/22	240,000	287,374
California GO, (Building Bonds), 7.55%, 4/1/39	700,000	979,174
California GO, (Building Bonds), 7.30%, 10/1/39	1,410,000	1,900,920
California GO, (Building Bonds), 7.60%, 11/1/40	345,000	487,530
Chicago GO, Series 2014 B, 6.31%, 1/1/44	1,000,000	1,024,220
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	3,043,000	3,015,613
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	925,000	974,460
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	400,000	548,548
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	935,000	1,197,651
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	370,000	435,767

	Principal Amount	Value
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	$275,000	$322,795
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	1,665,000	2,140,258
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	470,000	611,898
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	555,000	631,673
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	450,000	634,338
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	730,000	996,027
New York City Municipal Water Finance Authority Water & Sewer System Rev., (Building Bonds), 5.95%, 6/15/42	325,000	397,260
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	335,000	412,686
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	390,000	422,089
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	200,000	244,936
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	420,000	486,725
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	411,700
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,680,000	1,578,276
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	2,205,000	2,608,317
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	375,000	441,311
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	1,605,000	1,753,751
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	280,000	348,334
San Diego County Regional Airport Authority Rev., Series 2014 B, (Taxable Senior Consol Rental Car), 5.59%, 7/1/43	750,000	781,965
San Diego County Water Authority Rev., Series 2010 B, (Building Bonds), 6.14%, 5/1/49	460,000	582,112
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	1,100,000	1,317,228
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	920,000	1,075,038
University of California Rev., Series 2013 AJ, 4.60%, 5/15/31	500,000	539,510
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	630,000	690,259
TOTAL MUNICIPAL SECURITIES (Cost $29,947,546)		32,464,553
U.S. GOVERNMENT AGENCY SECURITIES — 1.0%
FNMA, 6.625%, 11/15/30 (Cost $22,798,650)	17,010,000	23,438,232
TEMPORARY CASH INVESTMENTS — 1.6%
BNP Paribas Finance, Inc., 0.02%, 4/1/14(6)	11,312,000	11,311,972
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $2,088,900), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,046,673)		2,046,671
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $1,837,263), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $1,801,072)		1,801,070

	Principal Amount/Shares	Value
SSgA U.S. Government Money Market Fund	6,914,488	$6,914,488
Union Bank N.A., 0.02%, 4/1/14(6)	$13,618,000	13,617,966
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,692,229)		35,692,167
TOTAL INVESTMENT SECURITIES — 116.4% (Cost $2,644,818,155)		2,664,147,972
OTHER ASSETS AND LIABILITIES(7) — (16.4)%		(375,096,624)
TOTAL NET ASSETS — 100.0%		$2,289,051,348

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,800,000	USD	1,621,170	Barclays Bank plc	4/10/14	$47,232
AUD	1,800,000	USD	1,621,433	Deutsche Bank	4/10/14	46,970
AUD	2,300,000	USD	2,050,740	Deutsche Bank	4/10/14	81,108
AUD	5,450,000	USD	5,025,772	JPMorgan Chase Bank N.A.	4/10/14	25,780
AUD	2,000,000	USD	1,847,100	JPMorgan Chase Bank N.A.	4/10/14	6,680
AUD	1,800,000	USD	1,609,038	Westpac Group	4/10/14	59,364
AUD	10,600,000	USD	9,629,061	Westpac Group	4/10/14	195,975
AUD	6,827,778	USD	6,051,016	Westpac Group	4/10/14	277,585
USD	5,320,414	AUD	5,900,000	Barclays Bank plc	4/10/14	(148,239)
USD	8,821,138	AUD	10,100,000	HSBC Holdings plc	4/10/14	(540,453)
USD	4,781,480	AUD	5,500,000	Westpac Group	4/10/14	(316,416)
USD	7,702,994	AUD	8,550,000	Westpac Group	4/10/14	(221,917)
CAD	2,046,470	USD	1,850,000	Deutsche Bank	4/10/14	785
CAD	4,642,386	USD	4,200,000	JPMorgan Chase Bank N.A.	4/10/14	(1,523)
CAD	4,710,573	USD	4,250,000	Westpac Group	4/10/14	10,143
USD	3,450,000	CAD	3,771,540	Deutsche Bank	4/10/14	39,098
USD	8,943,685	CAD	9,812,832	HSBC Holdings plc	4/10/14	69,165
USD	5,800,000	CAD	6,539,790	Westpac Group	4/10/14	(114,449)
CHF	4,436,530	USD	4,950,000	Barclays Bank plc	4/10/14	68,733
CHF	4,709,605	USD	5,350,000	Deutsche Bank	4/10/14	(22,356)
CHF	2,245,643	USD	2,491,684	HSBC Holdings plc	4/10/14	48,653
CHF	3,193,787	USD	3,650,000	JPMorgan Chase Bank N.A.	4/10/14	(37,095)
CHF	2,812,714	USD	3,200,000	Westpac Group	4/10/14	(18,176)
USD	3,550,000	CHF	3,198,834	Barclays Bank plc	4/10/14	(68,615)
USD	1,800,000	CHF	1,610,064	Deutsche Bank	4/10/14	(21,352)
USD	5,600,000	CHF	5,017,600	Deutsche Bank	4/10/14	(76,057)
USD	2,900,000	CHF	2,569,313	HSBC Holdings plc	4/10/14	(6,482)
USD	2,442,095	CHF	2,221,403	UBS AG	4/10/14	(70,821)
CZK	80,700,224	USD	4,105,440	JPMorgan Chase Bank N.A.	4/10/14	(55,332)
USD	3,900,000	CZK	79,368,744	Barclays Bank plc	4/10/14	(83,285)
EUR	5,250,000	USD	7,251,783	Barclays Bank plc	4/10/14	(19,249)
EUR	4,000,000	USD	5,567,880	Barclays Bank plc	4/10/14	(57,378)
EUR	18,087,178	USD	24,392,459	HSBC Holdings plc	4/10/14	524,900
EUR	3,400,000	USD	4,684,146	JPMorgan Chase Bank N.A.	4/10/14	(219)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,099,162	USD	2,851,502	UBS AG	4/10/14	$40,358
USD	3,168,500	EUR	2,342,110	Barclays Bank plc	4/10/14	(58,051)
USD	35,467,420	EUR	26,106,282	Barclays Bank plc	4/10/14	(497,261)
USD	859,273	EUR	625,000	Barclays Bank plc	4/10/14	(1,743)
USD	295,792	EUR	214,753	Barclays Bank plc	4/10/14	(58)
USD	2,118,246	EUR	1,550,000	Barclays Bank plc	4/10/14	(17,074)
USD	1,783,834	EUR	1,300,000	Barclays Bank plc	4/10/14	(7,079)
USD	27,110,037	EUR	20,003,274	Barclays Bank plc	4/10/14	(446,984)
USD	31,440,602	EUR	23,100,000	Barclays Bank plc	4/10/14	(382,549)
USD	1,775,622	EUR	1,300,000	Deutsche Bank	4/10/14	(15,291)
USD	8,561,624	EUR	6,300,000	Deutsche Bank	4/10/14	(117,417)
USD	4,756,684	EUR	3,450,000	JPMorgan Chase Bank N.A.	4/10/14	3,876
USD	11,078,813	EUR	8,050,000	UBS AG	4/10/14	(11,073)
GBP	4,850,000	USD	7,901,960	Barclays Bank plc	4/10/14	183,227
GBP	1,400,000	USD	2,342,773	Deutsche Bank	4/10/14	(8,904)
GBP	1,639,556	USD	2,703,572	Deutsche Bank	4/10/14	29,648
GBP	1,000,000	USD	1,661,296	JPMorgan Chase Bank N.A.	4/10/14	5,753
USD	5,160,241	GBP	3,140,275	Barclays Bank plc	4/10/14	(74,750)
USD	3,767,362	GBP	2,281,093	Barclays Bank plc	4/10/14	(35,331)
USD	2,339,068	GBP	1,400,000	Deutsche Bank	4/10/14	5,200
USD	2,719,706	GBP	1,655,717	HSBC Holdings plc	4/10/14	(40,455)
USD	6,028,740	GBP	3,690,000	HSBC Holdings plc	4/10/14	(122,670)
JPY	255,940,000	USD	2,500,000	Barclays Bank plc	4/10/14	(20,213)
JPY	764,735,050	USD	7,450,000	Barclays Bank plc	4/10/14	(40,529)
JPY	327,564,547	USD	3,200,000	Barclays Bank plc	4/10/14	(26,247)
JPY	314,634,500	USD	3,100,000	Deutsche Bank	4/10/14	(51,526)
JPY	403,206,272	USD	3,899,322	Westpac Group	4/10/14	7,319
USD	4,150,000	JPY	428,230,200	Barclays Bank plc	4/10/14	904
USD	12,370,146	JPY	1,292,666,647	Westpac Group	4/10/14	(154,422)
KRW	6,301,327,500	USD	5,850,000	Barclays Bank plc	4/10/14	70,464
KRW	3,395,840,000	USD	3,200,000	Westpac Group	4/10/14	(9,411)
KRW	4,458,300,000	USD	4,200,000	Westpac Group	4/10/14	(11,168)
KRW	4,207,107,251	USD	3,948,852	Westpac Group	4/10/14	3,970
KRW	9,346,750,000	USD	8,750,000	Westpac Group	4/10/14	31,816
USD	5,300,000	KRW	5,684,250,000	Westpac Group	4/10/14	(40,684)
USD	4,750,000	KRW	5,130,000,000	Westpac Group	4/10/14	(69,934)
USD	5,150,000	KRW	5,497,625,000	Westpac Group	4/10/14	(15,339)
USD	6,150,000	KRW	6,701,040,000	Westpac Group	4/10/14	(146,017)
NOK	35,695,240	USD	5,950,000	Deutsche Bank	4/10/14	9,486
NOK	30,727,836	USD	5,050,000	Deutsche Bank	4/10/14	80,155
NOK	19,732,277	USD	3,160,633	Deutsche Bank	4/10/14	133,762
USD	17,999,176	NOK	109,834,931	Barclays Bank plc	4/10/14	(338,276)
USD	2,806,932	NOK	17,699,884	Deutsche Bank	4/10/14	(148,146)
USD	25,506,171	NOK	156,903,760	Deutsche Bank	4/10/14	(689,641)
USD	2,200,000	NOK	13,311,320	Deutsche Bank	4/10/14	(22,387)
NZD	5,600,000	USD	4,637,041	Barclays Bank plc	4/10/14	219,717

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	3,150,000	USD	2,626,376	Deutsche Bank	4/10/14	$105,551
NZD	6,200,000	USD	5,210,108	Westpac Group	4/10/14	167,017
NZD	3,850,000	USD	3,297,410	Westpac Group	4/10/14	41,612
NZD	3,200,000	USD	2,732,352	Westpac Group	4/10/14	42,938
NZD	3,550,000	USD	3,049,006	Westpac Group	4/10/14	29,831
NZD	2,500,000	USD	2,074,280	Westpac Group	4/10/14	93,915
USD	2,195,389	NZD	2,589,849	Barclays Bank plc	4/10/14	(50,730)
USD	1,877,794	NZD	2,250,000	UBS AG	4/10/14	(73,582)
USD	10,189,322	NZD	12,650,000	Westpac Group	4/10/14	(781,747)
SEK	10,421,888	USD	1,600,000	Barclays Bank plc	4/10/14	10,027
SEK	38,816,057	USD	5,950,000	Deutsche Bank	4/10/14	46,505
SEK	35,204,081	USD	5,450,000	Deutsche Bank	4/10/14	(11,492)
SEK	29,136,249	USD	4,500,000	Deutsche Bank	4/10/14	1,118
SEK	22,555,750	USD	3,500,000	Deutsche Bank	4/10/14	(15,471)
USD	1,750,000	SEK	11,466,767	Deutsche Bank	4/10/14	(21,445)
USD	23,768,028	SEK	154,092,876	Deutsche Bank	4/10/14	(37,036)
USD	1,850,000	SEK	11,918,594	Deutsche Bank	4/10/14	8,754
USD	2,900,000	SEK	18,716,600	Deutsche Bank	4/10/14	8,563
USD	5,166,376	SEK	32,942,363	Deutsche Bank	4/10/14	77,269
USD	6,750,000	SEK	42,871,862	JPMorgan Chase Bank N.A.	4/10/14	126,933
SGD	9,020,875	USD	7,100,000	Barclays Bank plc	4/10/14	71,407
SGD	6,497,349	USD	5,100,000	Barclays Bank plc	4/10/14	65,257
SGD	7,804,442	USD	6,150,000	HSBC Holdings plc	4/10/14	54,369
SGD	9,556,322	USD	7,592,789	HSBC Holdings plc	4/10/14	4,288
SGD	7,731,664	USD	6,050,000	UBS AG	4/10/14	96,511
USD	4,050,000	SGD	5,180,679	Barclays Bank plc	4/10/14	(68,532)
USD	7,500,000	SGD	9,577,650	Barclays Bank plc	4/10/14	(114,032)
USD	6,250,000	SGD	7,972,338	Barclays Bank plc	4/10/14	(87,842)
USD	7,962,518	SGD	10,137,679	HSBC Holdings plc	4/10/14	(96,725)
USD	5,800,000	SGD	7,381,254	HSBC Holdings plc	4/10/14	(67,943)
TWD	219,638,750	USD	7,250,000	Westpac Group	4/10/14	(35,760)
USD	9,100,000	TWD	273,773,500	Westpac Group	4/10/14	107,653
USD	7,050,000	TWD	214,848,750	Westpac Group	4/10/14	(6,908)
USD	2,922,138	TWD	87,678,738	Westpac Group	4/10/14	42,247
						$(3,439,698)

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
1,375	U.S. Treasury 10-Year Notes	June 2014	$169,812,500	$1,218,826
326	U.S. Treasury Long Bonds	June 2014	43,429,312	(289,814)
253	U.S. Treasury Ultra Long Bonds	June 2014	36,550,594	(416,114)
			$249,792,406	$512,898

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Notional Amount	Buy / Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America, N.A./CDX North America Investment Grade 15 Index	$7,500,000	Sell*	1.00%	12/20/15	$18,889	$92,963	$111,852
*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or forward commitments. At the period end, the aggregate value of securities pledged was $5,334,026.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Forward commitment. Settlement date is indicated.

(4)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $159,745,914, which represented 7.0% of total net assets.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)	The rate indicated is the yield to maturity at purchase.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $2,644,818,155)	$2,664,147,972
Cash	43,314
Receivable for investments sold	27,427,676
Receivable for capital shares sold	114,623
Receivable for variation margin on futures contracts	282,688
Unrealized appreciation on forward foreign currency exchange contracts	3,529,591
Swap agreements, at value (including net premiums paid (received) of $18,889)	111,852
Interest receivable	16,098,687
2,711,756,403

Liabilities
Payable for investments purchased	414,637,926
Payable for capital shares redeemed	329,228
Unrealized depreciation on forward foreign currency exchange contracts	6,969,289
Accrued management fees	768,612
422,705,055

Net Assets	$2,289,051,348

Net Assets Consist of:
Capital paid in	$2,284,405,481
Undistributed net investment income	1,135,659
Accumulated net realized loss	(13,025,493)
Net unrealized appreciation	16,535,701
$2,289,051,348

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class	$2,260,603,793	211,296,839	$10.70
R6 Class	$28,447,555	2,658,252	$10.70

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$40,719,855

Expenses:
Management fees	7,631,519
Trustees' fees and expenses	108,797
Other expenses	1,506
7,741,822

Net investment income (loss)	32,978,033

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(154,031)
Futures contract transactions	(2,728,492)
Swap agreement transactions	65,063
Foreign currency transactions	(1,511,899)
(4,329,359)

Change in net unrealized appreciation (depreciation) on:
Investments	(24,008,380)
Futures contracts	413,254
Swap agreements	4,793
Translation of assets and liabilities in foreign currencies	(4,475,783)
(28,066,116)

Net realized and unrealized gain (loss)	(32,395,475)

Net Increase (Decrease) in Net Assets Resulting from Operations	$582,558

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$32,978,033	$26,724,373
Net realized gain (loss)	(4,329,359)	17,995,128
Change in net unrealized appreciation (depreciation)	(28,066,116)	9,306,374
Net increase (decrease) in net assets resulting from operations	582,558	54,025,875

Distributions to Shareholders
From net investment income:
Institutional Class	(37,900,008)	(30,666,732)
R6 Class	(208,940)	—
From net realized gains:
Institutional Class	(5,489,024)	(15,061,200)
R6 Class	(47,246)	—
Decrease in net assets from distributions	(43,645,218)	(45,727,932)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	732,134,831	434,912,435

Net increase (decrease) in net assets	689,072,171	443,210,378

Net Assets
Beginning of period	1,599,979,177	1,156,768,799
End of period	$2,289,051,348	$1,599,979,177

Undistributed (distributions in excess of) net investment income	$1,135,659	$(996,747)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.40% for the Institutional Class and 0.35% for the R6 Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $5,155,362,156, of which $4,360,195,091 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $4,129,808,017, of which $3,903,300,867 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Sold	72,499,041	$775,156,762	52,577,858	$582,094,081
Issued in reinvestment of distributions	4,060,842	43,389,032	4,113,528	45,727,932
Redeemed	(10,757,594)	(114,740,312)	(17,254,647)	(192,909,578)
	65,802,289	703,805,482	39,436,739	434,912,435
R6 Class			N/A
Sold	3,045,134	32,454,058
Issued in reinvestment of distributions	24,037	256,186
Redeemed	(410,919)	(4,380,895)
	2,658,252	28,329,349
Net increase (decrease)	68,460,541	$732,134,831	39,436,739	$434,912,435
(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$822,310,687	—
U.S. Government Agency Mortgage-Backed Securities	—	645,264,311	—
Corporate Bonds	—	622,359,331	—
Sovereign Governments and Agencies	—	192,300,350	—
Collateralized Mortgage Obligations	—	128,143,342	—
Commercial Mortgage-Backed Securities	—	101,350,597	—
Asset-Backed Securities	—	60,824,402	—
Municipal Securities	—	32,464,553	—
U.S. Government Agency Securities	—	23,438,232	—
Temporary Cash Investments	$6,914,488	28,777,679	—
	$6,914,488	$2,657,233,484	—

Other Financial Instruments
Swap Agreements	—	$92,963	—
Futures Contracts	$1,218,826	—	—
Forward Foreign Currency Exchange Contracts	—	3,529,591	—
	$1,218,826	$3,622,554	—
Liabilities
Other Financial Instruments
Futures Contracts	$(705,928)	—	—
Forward Foreign Currency Exchange Contracts	—	$(6,969,289)	—
	$(705,928)	$(6,969,289)	—
7. Derivative Instruments
Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund frequently utilized foreign currency risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were higher than the fund's typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$111,852	Swap agreements	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	3,529,591	Unrealized depreciation on forward foreign currency exchange contracts	$6,969,289
Interest Rate Risk	Receivable for variation margin on futures contracts *	282,688	Payable for variation margin on futures contracts *	—
		$3,924,131		$6,969,289

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$65,063	Change in net unrealized appreciation (depreciation) on swap agreements	$4,793
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(1,587,460)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(4,518,241)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,728,492)	Change in net unrealized appreciation (depreciation) on futures contracts	413,254
		$(4,250,889)		$(4,100,194)

8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$40,237,434	$38,930,716
Long-term capital gains	$3,407,784	$6,797,216

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,646,181,182
Gross tax appreciation of investments	$33,070,366
Gross tax depreciation of investments	(15,103,576)
Net tax appreciation (depreciation) of investments	$17,966,790
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$94,175
Net tax appreciation (depreciation)	$18,060,965
Other book-to-tax adjustments	$(1,792,578)
Undistributed ordinary income	$526,979
Accumulated short-term capital losses	$(7,048,477)
Accumulated long-term capital losses	$(5,101,022)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized appreciation (depreciation) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$11.00	0.18	(0.24)	(0.06)	(0.21)	(0.03)	(0.24)	$10.70	(0.53)%	0.40%	0.40%	1.71%	1.71%	206%	$2,260,604
2013	$10.91	0.23	0.25	0.48	(0.26)	(0.13)	(0.39)	$11.00	4.41%	0.40%	0.40%	2.04%	2.04%	154%	$1,599,979
2012	$10.57	0.31	0.54	0.85	(0.37)	(0.14)	(0.51)	$10.91	8.16%	0.41%	0.41%	2.89%	2.89%	109%	$1,156,769
2011	$10.51	0.35	0.18	0.53	(0.37)	(0.10)	(0.47)	$10.57	5.00%	0.39%	0.40%	3.24%	3.23%	77%	$827,585
2010	$10.12	0.37	0.43	0.80	(0.38)	(0.03)	(0.41)	$10.51	7.99%	0.38%	0.41%	3.53%	3.50%	104%	$527,888
R6 Class
2014(3)	$10.65	0.13	0.09	0.22	(0.14)	(0.03)	(0.17)	$10.70	2.11%	0.35%(4)	0.35%(4)	1.84%(4)	1.84%(4)	206%(5)	$28,448

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report to Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $2,119,350 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $3,407,784, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82115 1405

ANNUAL REPORT	MARCH 31, 2014

Premium Money Market Fund

Table of Conents

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%(1)	0.06%(1)	1.67%(1)	2.93%(1)	4/1/93
Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2014
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	(0.30)%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	51 days
Weighted Average Life	57 days

Portfolio Composition by Maturity	% of fund investment
1-30 days	54%
31-90 days	25%
91-180 days	16%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1)10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.29	0.46%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
Investor Class (before waiver)	$1,000	$1,022.64	$2.32	0.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 35.4%
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2002 A, (Fine Arts Building), VRDN, 0.13%, 4/3/14 (LOC: FNMA)	$1,885,000	$1,885,000
Alabama Industrial Development Authority, (Simcala, Inc.), VRDN, 0.14%, 4/3/14 (LOC: JPMorgan Chase Bank N.A.)	1,975,000	1,975,000
Alameda County Industrial Development Authority Rev., (Malberg Engineering, Inc.), VRDN, 0.08%, 4/3/14 (LOC: Comerica Bank)	1,955,000	1,955,000
Alameda County Industrial Development Authority Rev., (White Brothers), VRDN, 0.08%, 4/3/14 (LOC: Comerica Bank)	2,150,000	2,150,000
Alameda County Industrial Development Authority Rev., Series 2004 A, (Bema Electronic Manufacturing), VRDN, 0.08%, 4/3/14 (LOC: Comerica Bank)	2,660,000	2,660,000
Alameda Public Financing Authority Rev., Series 2003-B, (Alameda Point), VRDN, 0.14%, 4/2/14 (LOC: Union Bank of California N.A. and California State Teacher's Retirement System)	1,450,000	1,450,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.08%, 4/1/14	3,900,000	3,900,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.08%, 4/1/14	2,100,000	2,100,000
Arlington County Industrial Development Authority Rev., (Gates Ballston Apartments), VRDN, 0.07%, 4/2/14 (LOC: PNC Bank N.A.)	3,350,000	3,350,000
Arlington County Industrial Development Authority Rev., Series 2005 B, (Woodbury), VRDN, 0.18%, 4/3/14 (LOC: FHLMC)	360,000	360,000
Baltimore Industrial Development Authority Rev., (Baltimore Cap Acquisition), VRDN, 0.10%, 4/2/14 (LOC: Bayerische Landesbank)	32,000,000	32,000,000
Bowie County Industrial Development Corp. Rev., (Texarkana Newspaper, Inc.), VRDN, 0.07%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.14%, 4/2/14	2,000,000	2,000,000
Brevard County Housing Finance Authority Rev., Series 2004 A, (Wickham Club Apartments), VRDN, 0.08%, 4/2/14 (LOC: FNMA)	4,035,000	4,035,000
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (Bay Photo, Inc.), VRDN, 0.16%, 4/3/14 (LOC: Comerica Bank)	4,375,000	4,375,000
California Infrastructure & Economic Development Bank, (Bay Photo, Inc.), VRDN, 0.30%, 4/3/14 (LOC: Comerica Bank)	765,000	765,000
California Infrastructure & Economic Development Bank, (iWorks, Inc.), VRDN, 0.19%, 4/3/14 (LOC: City National Bank and FHLB)	1,665,000	1,665,000
California Municipal Finance Authority Rev., (High Desert), VRDN, 0.30%, 4/3/14 (LOC: Union Bank N.A.)	275,000	275,000
California Pollution Control Financing Authority Rev., (Milk Time Dairy Farms), VRDN, 0.10%, 4/3/14 (LOC: Rabobank Nederland N.V.)	1,400,000	1,400,000
California Pollution Control Financing Authority Rev., (Ratto Group, Inc.), VRDN, 0.11%, 4/2/14 (LOC: Union Bank N.A.)	5,500,000	5,500,000
California State Enterprise Development Authority, Series 2008 B, (Pocino Foods), VRDN, 0.27%, 4/3/14 (LOC: City National Bank and FHLB)	375,000	375,000

7

	Principal Amount	Value
California State Enterprise Development Authority, Series 2008 B, (Sconza Candy), VRDN, 0.18%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	$2,370,000	$2,370,000
California Statewide Communities Development Authority Rev., (Canyon Springs Apartments), VRDN, 0.08%, 4/3/14 (LOC: FNMA)	1,000,000	1,000,000
California Statewide Communities Development Authority Rev., (Encanto Homes), VRDN, 0.19%, 4/3/14 (LOC: East West Bank and FHLB)	1,200,000	1,200,000
Charles K Blandin Foundation Rev., Series 2004 B, VRDN, 0.10%, 4/1/14 (LOC: Wells Fargo Bank N.A.)	930,000	930,000
City of Chicago Rev., (Uptown Preservation Apartments), VRDN, 0.08%, 4/3/14 (LOC: Bank of America N.A.)	1,960,000	1,960,000
City of Gary, (Chemcoaters LLC), VRDN, 0.25%, 4/3/14 (LOC: American Bank & Trust and FHLB)	6,500,000	6,500,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.15%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,560,000	1,560,000
City of Montebello, COP, VRDN, 0.25%, 4/2/14 (LOC: Union Bank of California N.A. and California State Teacher's Retirement System)	5,115,000	5,115,000
City of New York GO, Series 1993 A-4, VRDN, 0.09%, 4/1/14 (LOC: Bayerische Landesbank)	3,500,000	3,500,000
City of New York GO, Series 1994 B, VRDN, 0.08%, 4/2/14 (LOC: Bayerische Landesbank)	1,700,000	1,700,000
City of North Vernon Rev., (Oak Meadows Apartments), VRDN, 0.22%, 4/2/14 (LOC: FHLB) (Acquired 12/15/11, Cost $1,790,000)(1)	1,790,000	1,790,000
City of Plymouth, (The Lake Apartments), VRDN, 0.09%, 4/3/14 (LOC: FHLMC)	5,715,000	5,715,000
City of Salinas, COP, (Fairways Golf), VRDN, 0.20%, 4/3/14 (LOC: Rabobank N.A. and Cooperative Centrale)	4,610,000	4,610,000
City of Shawnee, (Simmons Co.), VRDN, 0.22%, 4/2/14 (LOC: Wells Fargo Bank N.A.) (Acquired 8/31/11, Cost $710,000)(1)	710,000	710,000
City of Wright City Rev., (Watlow Process Systems, Inc.), VRDN, 0.22%, 4/3/14 (LOC: Bank of America N.A.)	800,000	800,000
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.11%, 4/1/14 (LOC: Bank of America N.A.)	1,220,000	1,220,000
Collier County Industrial Development Authority Rev., (Allete, Inc.), VRDN, 0.12%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
Colorado Educational & Cultural Facilities Authority Rev., (Telluride Mountain School), VRDN, 0.17%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	875,000	875,000
Colorado Housing & Finance Authority Economic Development, Series 2005 B, (Closet Factory), VRDN, 0.27%, 4/3/14 (LOC: Colorado Business Bank and FHLB)	575,000	575,000
Connecticut GO, Series 2011 B, 1.43%, 5/15/14	7,015,000	7,025,700
Connecticut Housing Finance Authority Rev., Series 2009 A-1, VRDN, 0.08%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	4,175,000	4,175,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.09%, 4/1/14	12,600,000	12,600,000
County of Lake Rev., (Northpoint Association LLC), VRDN, 0.11%, 4/2/14 (LOC: Northern Trust Company)	1,200,000	1,200,000
County of Lake Rev., (Rosewood Apartment), VRDN, 0.10%, 4/3/14 (LOC: FHLMC)	3,080,000	3,080,000
County of Will, (BASF Corp.), VRDN, 0.22%, 4/2/14	1,700,000	1,700,000
Florida Housing Finance Corp. Rev., Series 2002 A-2, (Brentwood Apartments), VRDN, 0.14%, 4/3/14 (LOC: FNMA)	1,060,000	1,060,000

8

	Principal Amount	Value
Forsyth Pollution Control Rev., Series 2007, (PacifiCorp. Project), VRDN, 0.07%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	$1,100,000	$1,100,000
Harris County Rev., Series 2010 C, (Taxable Toll Road), 2.09%, 8/15/14	6,430,000	6,472,596
Idaho Housing & Finance Association Rev., (Traditions), VRDN, 0.13%, 4/2/14 (LOC: East West Bank and FHLMC)(SBBPA: FHLB)	1,100,000	1,100,000
Illinois Finance Authority Rev., (Murphy Machine Products, Inc.), VRDN, 0.22%, 4/3/14 (LOC: Bank of America N.A.)	2,030,000	2,030,000
Illinois Health Facilities Authority Rev., (Memorial Health System), VRDN, 0.09%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	10,495,000	10,495,000
Lake County Industrial Development Authority Rev., (Senninger Irrigation), VRDN, 0.11%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
Lansing Economic Development Corp., (Accident Fund), VRDN, 0.15%, 4/3/14 (LOC: FHLB)	8,900,000	8,900,000
Lee County Housing Finance Authority Rev., Series 2002 B, (University Club Apartment), VRDN, 0.18%, 4/3/14 (LOC: FNMA)	810,000	810,000
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.09%, 4/1/14 (LOC: Bayerische Landesbank)	17,250,000	17,250,000
Long Island Power Authority Electric System Rev., Series 1998 A1, VRDN, 0.15%, 4/2/14 (LOC: Bayerische Landesbank)	8,800,000	8,800,000
Louisiana Local Government Environmental Facilities & Community Development Authority Rev., (Hollybrook Enterprises LLC), VRDN, 0.16%, 4/3/14 (LOC: First South Farm Credit and Wells Fargo Bank N.A.)	990,000	990,000
Maine State Housing Authority Mortgage Rev., Series 2005 G, VRDN, 0.07%, 4/3/14 (SBBPA: State Street Bank & Trust Co.)	3,000,000	3,000,000
Maine State Housing Authority Mortgage Rev., Series 2006 D3, VRDN, 0.07%, 4/3/14 (LOC: State Street Bank & Trust Co.)	3,000,000	3,000,000
Maricopa County Industrial Development Authority Rev., Series 2003 A, (Sonora Vista Apartments), VRDN, 0.22%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	1,245,000	1,245,000
Massachusetts Development Finance Agency Rev., (Decas Cranberry Products, Inc.), VRDN, 0.17%, 4/2/14 (LOC: TD Bank N.A.)	525,000	525,000
Massachusetts Housing Finance Agency Rev., Series 2009 B, VRDN, 0.14%, 4/2/14 (LOC: Bank of New York Mellon)	6,204,000	6,204,000
Meadow Springs Country Club Rev., VRDN, 0.13%, 4/3/14 (LOC: U.S. Bank N.A.)	925,000	925,000
Mission Economic Development Corp. Industrial Rev., (CMI Project), VRDN, 0.22%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	1,575,000	1,575,000
Mississippi Business Finance Corp. Rev., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.14%, 4/3/14 (LOC: Trustmark National Bank and FHLB)	5,855,000	5,855,000
Missouri Development Finance Board Rev., Series 2000 B, (St. Louis Center), VRDN, 0.13%, 4/3/14 (LOC: U.S. Bank N.A.)	3,910,000	3,910,000
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.10%, 4/1/14 (LOC: Commerce Bank N.A)	2,400,000	2,400,000
Mobile Industrial Development Board Solid Waste Disposal, (Alabama Power-Barry Plant), VRDN, 0.09%, 4/1/14	3,000,000	3,000,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.11%, 4/1/14 (LOC: Bank of America N.A.)	840,000	840,000

9

	Principal Amount	Value
Moultrie-Colquitt Counties Development Authority, (Kenda Properties LP), VRDN, 0.18%, 4/3/14 (LOC: Branch Banking & Trust)	$2,210,000	$2,210,000
Nassau County Industrial Development Agency Rev., (Seaview Realty Association), VRDN, 0.56%, 4/3/14 (LOC: Citibank N.A.)	645,000	645,000
Nassau Health Care Corp. Rev., Series 2009 A, VRDN, 0.14%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.)	5,555,000	5,555,000
Nevada Housing Division Rev., (Multi-Unit Housing), VRDN, 0.13%, 4/3/14 (LOC: Citibank N.A.)	1,065,000	1,065,000
Nevada Housing Division Rev., Series 1997 A, (Multi-Unit Housing), VRDN, 0.09%, 4/3/14 (LOC: U.S. Bank N.A. and FHLB)	1,400,000	1,400,000
Nevada Housing Division, Series 2002 B, (Multi-Unit Housing), VRDN, 0.20%, 4/3/14 (LOC: FNMA)	100,000	100,000
New Jersey Economic Development Authority Rev., Series 2008 C, (Cascade Corporation), VRDN, 1.20%, 4/2/14 (LOC: Bank of America N.A.)	690,000	690,000
New York City Housing Development Corp. Rev., Series 2003 A, (Upper East Lease Associations), VRDN, 0.12%, 4/2/14 (LOC: Landesbank Baden-Wurttemberg)	18,600,000	18,600,000
New York City Housing Development Corp. Rev., Series 2006 B, (Rivereast Apartments), VRDN, 0.13%, 4/2/14 (LOC: FHLMC)	2,650,000	2,650,000
New York City Transitional Finance Authority Rev., Series 2002 1D, (Future Tax Secured Bonds), VRDN, 0.08%, 4/1/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,495,000	1,495,000
New York City Transitional Finance Authority Rev., Series 2002 3E, (Future Tax Secured Bonds), VRDN, 0.09%, 4/1/14 (SBBPA: Landesbank Baden-Wurttemberg)	13,340,000	13,340,000
New York State Housing Finance Agency Rev., (West 37th Street), VRDN, 0.09%, 4/2/14 (LOC: FHLMC)	8,620,000	8,620,000
Norfolk Redevelopment & Housing Authority Rev., (Old Dominion University), VRDN, 0.09%, 4/1/14 (LOC: Bank of America N.A.)	8,575,000	8,575,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Stanley Total Living Center), VRDN, 0.17%, 4/3/14 (LOC: Wells Fargo Bank N.A.) (Acquired 12/15/10, Cost $605,000)(1)	605,000	605,000
Pennsylvania Economic Development Financing Authority Rev., Series 1991 A, VRDN, 0.18%, 4/3/14 (LOC: PNC Bank N.A.)	1,065,000	1,065,000
Pennsylvania Economic Development Financing Authority Rev., Series 1994 C, (Delancey Corp.), VRDN, 0.18%, 4/3/14 (LOC: PNC Bank N.A.)	600,000	600,000
Pennsylvania Economic Development Financing Authority Rev., Series 2007 A1, VRDN, 0.12%, 4/3/14 (LOC: PNC Bank N.A.)	800,000	800,000
Philadelphia Authority for Industrial Development Rev., (Girard Estate Aramark), VRDN, 0.10%, 4/3/14 (LOC: JPMorgan Chase Bank N.A.)	1,150,000	1,150,000
Port of Corpus Christi Authority of Nueces County Rev., (Flint Hills Resources), VRDN, 0.07%, 4/2/14 (GA: Flint Hills Resources LLC)	5,000,000	5,000,000
Putnam County Development Authority Rev., Series 1998, (Georgia Power Co.- Plant Branch), VRDN, 0.08%, 4/1/14	6,925,000	6,925,000
Putnam Hospital Center, (Multi-Mode), VRDN, 0.14%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.) (Acquired 9/13/07, Cost $1,980,000)(1)	1,980,000	1,980,000
Rhode Island Housing & Mortgage Finance Corp. Multifamily Rev., (Fairfield University Heights), VRDN, 0.09%, 4/3/14 (LOC: FHLMC)	2,100,000	2,100,000

10

	Principal Amount	Value
Riverside County Industrial Development Authority Rev., (Cryogenic), VRDN, 0.14%, 4/3/14 (LOC: Bank of America N.A.)	$500,000	$500,000
San Francisco City & County Multifamily Housing Rev., Series 2002 B, (Carter Terrace Apartments), VRDN, 0.08%, 4/3/14 (LOC: Citibank N.A.)	3,975,000	3,975,000
San Francisco City & County Redevelopment Agency Rev., Series 2002 D, (Derek Silva Community), VRDN, 0.08%, 4/3/14 (LOC: Citibank N.A.)	1,445,000	1,445,000
San Jose Financing Authority Rev., Series 2008 F, VRDN, 0.10%, 4/3/14 (LOC: Bank of America N.A.)	5,240,000	5,240,000
South Carolina Jobs-Economic Development Authority Rev., (Health Sciences Medical University), VRDN, 0.17%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	3,100,000	3,100,000
South Carolina State Housing Finance & Development Authority Rev., (Rocky Creek Apartments), VRDN, 0.12%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	3,625,000	3,625,000
South Dakota Housing Development Authority Rev., Series 2003 C-1, (Home Ownership Mortgage), VRDN, 0.14%, 4/3/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,000,000	1,000,000
St. Paul Port Authority Rev., (Public Radio), VRDN, 0.09%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	720,000	720,000
St. Paul's Episcopal Church Rev., VRDN, 0.16%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.)	5,400,000	5,400,000
State of California Rev., Series 2013 A-2, 2.00%, 6/23/14	3,000,000	3,012,050
State of Texas GO, Series 2002 A-2, (Veterans Housing Fund), VRDN, 0.09%, 4/2/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	4,845,000	4,845,000
State of Texas GO, Series 2002 A-2, (Veterans Housing Fund), VRDN, 0.09%, 4/2/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	4,300,000	4,300,000
State of Texas GO, Series 2003 A, (Veterans Housing Fund), VRDN, 0.10%, 4/2/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	3,095,000	3,095,000
Town of Dover-Foxcroft Rev., (Pleasant River Lumber Company), VRDN, 0.18%, 4/2/14 (LOC: Cobank ACB and Wells Fargo Bank N.A.)	725,000	725,000
Utah State Board of Regents Rev., Series 2014 A, VRDN 0.10%, 4/3/14 (LOC: Royal Bank of Canada)	9,000,000	9,000,000
Washington Economic Development Finance Authority Rev., Series 2002 B, (B&H Dental Laboratory), VRDN, 0.13%, 4/3/14 (LOC: U.S. Bank N.A.)	1,320,000	1,320,000
Washington Economic Development Finance Authority, Series 1997 A, (Lyn-Tron, Inc.), VRDN, 0.13%, 4/3/14 (LOC: U.S. Bank N.A.)	1,975,000	1,975,000
Washington Economic Development Finance Authority, Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.30%, 4/3/14 (LOC: U.S. Bank N.A.)	1,250,000	1,250,000
Washington Economic Development Finance Authority, Series 2008 D, (Skagit Valley Publishing), VRDN, 0.22%, 4/3/14 (LOC: U.S. Bank N.A.)	2,760,000	2,760,000
Washington State Housing Finance Commission Rev., (Essex Wandering Creek LLC), VRDN, 0.11%, 4/2/14 (LOC: FHLMC)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., (Hamilton Place Apartments), VRDN, 0.12%, 4/3/14 (LOC: FNMA)	1,725,000	1,725,000
Washington State Housing Finance Commission Rev., (Silver Creek), VRDN, 0.11%, 4/3/14 (LOC: East West Bank and FHLB)	12,240,000	12,240,000

11

	Principal Amount	Value
Washington State Housing Finance Commission Rev., (Traditions South), VRDN, 0.13%, 4/2/14 (LOC: East West Bank and FHLB)	$1,000,000	$1,000,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Renton Centre), VRDN, 0.13%, 4/3/14 (LOC: FNMA)	950,000	950,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Silver Creek), VRDN, 0.12%, 4/3/14 (LOC: East West Bank and FHLB)	2,375,000	2,375,000
Washington State Housing Finance Commission Rev., Series 2005 A, (Vista Retirement), VRDN, 0.09%, 4/3/14 (LOC: East West Bank and FHLB)	12,200,000	12,200,000
Washington State Housing Finance Commission Rev., Series 2005 B, (Fairwinds), VRDN, 0.12%, 4/3/14 (LOC: East West Bank and FHLB)	3,425,000	3,425,000
West Memphis Public Facilities Board Rev., (Meadows 1998 Apartments LP), VRDN, 0.12%, 4/3/14 (LOC: FHLMC)	2,000,000	2,000,000
Wisconsin Health & Educational Facilities Authority Rev., (Meriter Hospital, Inc.), VRDN, 0.09%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	6,940,000	6,940,000
Wisconsin Housing & Economic Development Authority Rev., Series 2004 A, VRDN 0.06%, 4/2/14 (SBBPA: FHLB)	10,435,000	10,435,000
TOTAL MUNICIPAL SECURITIES		438,819,346
COMMERCIAL PAPER(2) — 34.2%
Catholic Health Initiatives, 0.15%, 5/2/14	4,150,000	4,149,464
Catholic Health Initiatives, 0.15%, 6/2/14	10,000,000	9,997,417
Chariot Funding LLC, 0.24%, 4/16/14(3)	15,000,000	14,998,500
Charta LLC, 0.16%, 5/30/14(3)	20,000,000	19,994,756
Charta LLC, 0.17%, 6/11/14(3)	13,000,000	12,995,642
City of Austin, 0.12%, 6/9/14 (LOC: JPMorgan Chase Bank N.A.)	4,404,000	4,402,987
City of Chicago, 0.18%, 4/10/14 (LOC: Wells Fargo Bank N.A.)	2,100,000	2,099,906
City of Chicago, 0.13%, 5/6/14 (LOC: Wells Fargo Bank N.A.)	8,466,000	8,464,930
Coca-Cola Co., 0.20%, 11/14/14(3)	8,000,000	7,989,911
CRC Funding LLC, 0.16%, 5/19/14(3)	14,000,000	13,997,013
CRC Funding LLC, 0.16%, 5/21/14(3)	41,160,000	41,150,853
Crown Point Capital Co. LLC, 0.18%, 4/1/14(3)	12,000,000	12,000,000
Crown Point Capital Co. LLC, 0.18%, 4/4/14(3)	15,000,000	14,999,775
Govco LLC, 0.16%, 6/20/14(3)	27,000,000	26,990,400
Jupiter Securitization Co. LLC, 0.23%, 6/2/14(3)	7,000,000	6,997,227
Jupiter Securitization Co. LLC, 0.22%, 6/16/14(3)	15,000,000	14,993,033
Lexington Parker Capital, 0.18%, 4/1/14(3)	10,000,000	10,000,000
Lexington Parker Capital, 0.18%, 4/2/14(3)	5,000,000	4,999,975
Liberty Street Funding LLC, 0.18%, 6/19/14 (LOC: Bank of Nova Scotia)(3)	10,000,000	9,996,050
Municipal Electricity Authority of Georgia, 0.15%, 4/24/14 (LOC: Wells Fargo Bank N.A.)	2,000,000	2,000,000
Nestle Capital Corp., 0.16%, 10/8/14 (LOC: Nestle S.A.)(3)	5,000,000	4,995,778
Old Line Funding LLC, 0.19%, 5/16/14 (LOC: Royal Bank of Canada)(3)	40,000,000	39,990,500
Old Line Funding LLC, 0.19%, 7/18/14 (LOC: Royal Bank of Canada)(3)	8,500,000	8,495,155
Providence Health & Services, 0.16%, 6/4/14	14,000,000	14,000,000
San Diego County Water Authority, 0.10%, 4/1/14	5,000,000	5,000,000

12

	Principal Amount	Value
Thunder Bay Funding LLC, 0.17%, 4/10/14 (LOC: Royal Bank of Canada)(3)	$9,800,000	$9,799,584
Thunder Bay Funding LLC, 0.19%, 6/27/14 (LOC: Royal Bank of Canada)(3)	16,500,000	16,492,424
Thunder Bay Funding LLC, 0.19%, 7/18/14 (LOC: Royal Bank of Canada)(3)	15,000,000	14,991,449
Toyota Motor Credit Corp., 0.18%, 8/25/14	40,000,000	39,970,800
University of California, 0.24%, 5/19/14	14,827,000	14,822,255
University of California, 0.21%, 6/11/14	5,000,000	4,997,929
University of California, 0.16%, 7/7/14	7,000,000	6,996,982
TOTAL COMMERCIAL PAPER		423,770,695
CORPORATE BONDS — 13.3%
2880 Stevens Creek LLC, VRDN, 0.22%, 4/9/14 (LOC: Bank of the West)	4,390,000	4,390,000
Berkshire Hathaway Finance Corp., 5.10%, 7/15/14	1,615,000	1,637,665
Chipmatic/Ottawa Property Group, VRDN, 0.30%, 4/10/14 (LOC: Comerica Bank)	2,145,000	2,145,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.15%, 4/10/14 (LOC: FHLB)	7,774,000	7,774,000
D & I Properties LLC, VRDN, 0.11%, 4/9/14 (LOC: Wells Fargo Bank N.A.)	1,400,000	1,400,000
DCC Development Corp., VRDN, 0.15%, 4/10/14 (LOC: FHLB)	4,400,000	4,400,000
EMF LLC, VRDN, 0.18%, 4/9/14 (LOC: Comerica Bank)	4,395,000	4,395,000
Fairfield North Texas Associates LP, VRDN, 0.16%, 4/10/14 (LOC: FHLB)	4,800,000	4,800,000
First Baptist Church of Opelika, VRDN, 0.14%, 4/4/14 (LOC: FHLB)	5,020,000	5,020,000
Flatley Hospitality LLC, VRDN, 0.15%, 4/10/14 (LOC: FHLB)	580,000	580,000
General Electric Capital Corp., 5.90%, 5/13/14	7,238,000	7,285,353
General Electric Capital Corp., MTN, 4.75%, 9/15/14	4,000,000	4,082,435
General Electric Capital Corp., MTN, VRN, 0.375%, 6/20/14	5,322,000	5,323,797
GFRE Holdings LLC, VRDN, 0.15%, 4/10/14 (LOC: FHLB)	1,535,000	1,535,000
Greenback San Juan Associates LP, VRDN, 0.14%, 4/10/14 (LOC: FHLB)	7,800,000	7,800,000
Hart Family Holdings LLC, VRDN, 0.14%, 4/10/14 (LOC: FHLB)	14,375,000	14,375,000
HHH Investment Co., VRDN, 0.22%, 4/9/14 (LOC: Bank of the West)	7,570,000	7,570,000
High Track LLC, VRDN, 0.15%, 4/9/14 (LOC: FHLB)	8,205,000	8,205,000
Labcon North America, VRDN, 0.20%, 4/9/14 (LOC: Bank of the West)	1,910,000	1,910,000
Lakeport Group LLC, VRDN, 0.18%, 4/9/14 (LOC: Union Bank N.A.)	3,860,000	3,860,000
Manse on Marsh LP, VRDN, 0.25%, 4/10/14 (LOC: FHLB)	10,740,000	10,740,000
Melair Associates LLC, VRDN, 0.37%, 4/10/14 (LOC: FHLB)	1,350,000	1,350,000
Ness Family Partners LP, VRDN, 0.20%, 4/9/14 (LOC: Bank of the West)	1,380,000	1,380,000
Norlan Partners LP, VRDN, 0.37%, 4/10/14 (LOC: FHLB)(3)	2,385,000	2,385,000
PepsiCo, Inc., 0.80%, 8/25/14	18,446,000	18,489,592
Portland Clinic LLP (The), VRDN, 0.13%, 4/7/14 (LOC: U.S. Bank N.A.)	10,805,000	10,805,000
Provence LLC, VRDN, 0.37%, 4/10/14 (LOC: FHLB)(3)	3,475,000	3,475,000
Relay Relay LLC, VRDN, 0.15%, 4/10/14 (LOC: FHLB)	6,655,000	6,655,000

13

	Principal Amount/ Shares	Value
RMD Note Issue LLC, VRDN, 0.15%, 4/9/14 (LOC: FHLB)	$165,000	$165,000
Salvation Army (The), VRDN, 0.12%, 4/10/14 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.12%, 4/10/14 (LOC: Bank of New York Mellon)	2,000,000	2,000,000
Wal-Mart Stores, Inc., 3.20%, 5/15/14	1,250,000	1,254,514
TOTAL CORPORATE BONDS		164,687,356
CERTIFICATES OF DEPOSIT — 7.2%
Bank of Montreal, 0.21%, 5/27/14	10,000,000	10,000,778
Bank of Nova Scotia, 0.16%, 7/29/14	20,000,000	20,000,000
Societe Generale SA, VRN, 0.23%, 4/8/14	10,000,000	10,000,000
Toronto-Dominion Bank (The), 0.14%, 7/31/14	50,000,000	50,000,000
TOTAL CERTIFICATES OF DEPOSIT		90,000,778
U.S. GOVERNMENT AGENCY SECURITIES — 7.2%
Federal Farm Credit Bank, Series 1, VRN, 0.18%, 4/1/14	2,800,000	2,800,517
Federal Farm Credit Bank, 0.18%, 11/20/14	3,050,000	3,049,610
Federal Home Loan Bank, 0.17%, 4/17/14	20,000,000	19,999,842
Federal Home Loan Bank, 0.20%, 6/19/14	10,000,000	9,999,855
Federal Home Loan Bank, 0.17%, 8/20/14	15,000,000	14,999,305
Federal Home Loan Bank, 0.17%, 9/12/14	10,000,000	9,999,215
Federal Home Loan Bank, 0.14%, 10/16/14	10,000,000	9,999,369
Federal Home Loan Bank, 0.20%, 12/30/14	10,000,000	10,000,000
Federal Home Loan Bank, 0.25%, 1/16/15	5,785,000	5,787,640
Federal Home Loan Bank Discount Notes, 0.17%, 4/11/14(4)	3,000,000	2,999,858
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		89,635,211
U.S. TREASURY SECURITIES — 2.4%
U.S. Treasury Bills 0.10%, 5/15/14(4)	5,000,000	4,999,389
U.S. Treasury Notes, VRN, 0.09%, 4/8/14	7,500,000	7,496,654
U.S. Treasury Notes, 0.50%, 10/15/14	10,000,000	10,021,013
U.S. Treasury Notes, 0.375%, 3/15/15	7,000,000	7,015,178
TOTAL U.S. TREASURY SECURITIES		29,532,234
TEMPORARY CASH INVESTMENTS — 0.2%
SSgA U.S. Government Money Market Fund	2,966,324	2,966,324
TOTAL INVESTMENT SECURITIES — 99.9%		1,239,411,944
OTHER ASSETS AND LIABILITIES — 0.1%		1,364,038
TOTAL NET ASSETS — 100.0%		$1,240,775,982

14

Notes to Schedule of Investments
COP	‑	Certificates of Participation
FHLB	‑	Federal Home Loan Bank
FHLMC	‑	Federal Home Loan Mortgage Corporation
FNMA	‑	Federal National Mortgage Association
GA	‑	Guaranty Agreement
GO	‑	General Obligation
LOC	‑	Letter of Credit
MTN	‑	Medium Term Note
SBBPA	‑	Standby Bond Purchase Agreement
VRDN	‑	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	‑	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $5,085,000, which represented 0.4% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(3)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $312,728,025, which represented 25.2% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,239,411,944
Cash	8,089
Receivable for investments sold	2,346,000
Receivable for capital shares sold	781,896
Interest receivable	464,146
1,243,012,075

Liabilities
Payable for capital shares redeemed	2,086,657
Accrued management fees	149,416
Dividends payable	20
2,236,093

Net Assets	$1,240,775,982

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	1,241,106,063

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$1,241,101,255
Accumulated net realized loss	(325,273)
$1,240,775,982

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$2,124,581

Expenses:
Management fees	5,273,370
Trustees' fees and expenses	66,135
Other expenses	1,721
5,341,226
Fees waived	(3,333,380)
2,007,846

Net investment income (loss)	116,735

Net realized gain (loss) on investment transactions	2,985

Net Increase (Decrease) in Net Assets Resulting from Operations	$119,720

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$116,735	$101,205
Net realized gain (loss)	2,985	369
Net increase (decrease) in net assets resulting from operations	119,720	101,574

Distributions to Shareholders
From net investment income	(116,735)	(101,205)

Capital Share Transactions
Proceeds from shares sold	478,493,082	390,018,356
Proceeds from reinvestment of distributions	116,295	100,640
Payments for shares redeemed	(321,642,208)	(285,009,782)
Net increase (decrease) in net assets from capital share transactions	156,967,169	105,109,214

Net increase (decrease) in net assets	156,970,154	105,109,583

Net Assets
Beginning of period	1,083,805,828	978,696,245
End of period	$1,240,775,982	$1,083,805,828

Transactions in Shares of the Fund
Sold	478,493,082	390,018,356
Issued in reinvestment of distributions	116,295	100,640
Redeemed	(321,642,208)	(285,009,782)
Net increase (decrease) in shares of the fund	156,967,169	105,109,214

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported net asset value per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 43% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

19

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended March 31, 2014 was 0.45% before waiver and 0.17% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$438,819,346	—
Commercial Paper	—	423,770,695	—
Corporate Bonds	—	164,687,356	—
Certificates of Deposit	—	90,000,778	—
U.S. Government Agency Securities	—	89,635,211	—
U.S. Treasury Securities	—	29,532,234	—
Temporary Cash Investments	$2,966,324	—	—
	$2,966,324	$1,236,445,620	—

20

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$116,735	$101,205
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the fund had accumulated short-term capital losses of $(325,273), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(324,637) and $(636) expire in 2017 and 2018, respectively.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2014	$1.00	—(1)	—(1)	$1.00	0.01%	0.17%	0.46%	0.01%	(0.28)%	$1,240,776
2013	$1.00	—(1)	—(1)	$1.00	0.01%	0.29%	0.46%	0.01%	(0.16)%	$1,083,806
2012	$1.00	—(1)	—(1)	$1.00	0.01%	0.28%	0.46%	0.01%	(0.17)%	$978,696
2011	$1.00	—(1)	—(1)	$1.00	0.01%	0.38%	0.46%	0.01%	(0.07)%	$959,219
2010	$1.00	—(1)	—(1)	$1.00	0.25%	0.46%	0.47%	0.26%	0.25%	$989,075

Notes to Financial Highlights

(1)	Per-share amount was less than $0.005.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

23

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
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American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82107 1405

ANNUAL REPORT	MARCH 31, 2014

Prime Money Market Fund

Table of Contents

President’s Letter	2
Performance	3
Fund Characteristics	4
Shareholder Fee Example	5
Schedule of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BPRXX	0.01%(1)	0.05%(1)	1.61%(1)	2.88%(1)	11/17/93
A Class	ACAXX	0.01%(1)	0.03%(1)	1.48%(1)	2.03%(1)	8/28/98
B Class	BPMXX					1/31/03
No sales charge*		0.01%(1)	0.01%(1)	1.11%(1)	1.02%(1)
With sales charge*		-3.99%(1)	-0.19%(1)	1.11%(1)	1.02%(1)
C Class	ARCXX	0.01%(1)	0.01%(1)	1.23%(1)	1.08%(1)	5/7/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the six year. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.58%	0.83%	1.58%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2014
7-Day Current Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%
Before waiver	-0.42%	-0.67%	-1.43%	-1.17%
7-Day Effective Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%

(1)	Yields would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	53 days
Weighted Average Life	61 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	50%
31-90 days	35%
91-180 days	8%
More than 180 days	7%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.89	0.58%
A Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
A Class (before waiver)	$1,000	$1,000.00(2)	$4.14	0.83%
B Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
B Class (before waiver)	$1,000	$1,000.00(2)	$7.88	1.58%
C Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
C Class (before waiver)	$1,000	$1,000.00(2)	$6.63	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
Investor Class (before waiver)	$1,000	$1,022.04	$2.92	0.58%
A Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
A Class (before waiver)	$1,000	$1,020.79	$4.18	0.83%
B Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
B Class (before waiver)	$1,000	$1,017.05	$7.95	1.58%
C Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
C Class (before waiver)	$1,000	$1,018.30	$6.69	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

6

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
COMMERCIAL PAPER(1) - 40.0%
American Honda Finance Corp., 0.09%, 5/21/14	$37,000,000	$36,995,375
Barclays Bank PLC, 0.15%, 5/23/14 (LOC: Barclays Bank PLC)(2)	50,000,000	49,989,167
Catholic Health Initiatives, 0.16%, 4/2/14	2,000,000	1,999,991
Catholic Health Initiatives, 0.15%, 5/2/14	5,000,000	4,999,354
Catholic Health Initiatives, 0.15%, 6/2/14	8,850,000	8,847,714
Chariot Funding LLC, 0.23%, 6/2/14(2)	13,250,000	13,244,752
Chariot Funding LLC, 0.22%, 9/4/14(2)	25,000,000	24,976,167
Charta LLC, 0.16%, 5/30/14(2)	30,000,000	29,992,133
Charta LLC, 0.16%, 6/11/14(2)	37,000,000	36,988,324
City and County of San Francicso, 0.15%, 4/14/14	24,000,000	24,000,000
City and County of San Francicso, 0.15%, 4/14/14	16,000,000	16,000,000
City of Chicago, 0.18%, 4/10/14 (LOC: Wells Fargo Bank N.A.)	5,000,000	4,999,775
Coca-Cola Co., 0.20%, 11/14/14(2)	42,000,000	41,947,033
County of Oakland-Alameda, 0.20%, 5/28/14 (LOC: Bank of New York Mellon)	27,050,000	27,050,000
CRC Funding LLC, 0.16%, 5/19/14(2)	15,000,000	14,996,800
CRC Funding LLC, 0.16%, 5/30/14(2)	25,000,000	24,993,444
Crown Point Capital CO. LLC, 0.18%, 4/1/14(2)	3,000,000	3,000,000
Crown Point Capital CO. LLC, 0.18%, 4/1/14(2)	20,000,000	20,000,000
Crown Point Capital CO. LLC, 0.18%, 5/12/14(2)	25,000,000	24,994,875
Govco LLC, 0.16%, 6/20/14(2)	53,000,000	52,981,156
Govco LLC, 0.17%, 6/23/14(2)	24,000,000	23,990,593
Jupiter Securitization Co. LLC, 0.23%, 6/2/14(2)	18,000,000	17,992,870
Lexington Parker Capital, 0.18%, 4/1/14(2)	35,000,000	35,000,000
Lexington Parker Capital, 0.18%, 5/12/14(2)	25,000,000	24,994,875
Liberty Street Funding LLC, 0.18%, 6/19/14 (LOC: Bank of Nova Scotia)(2)	20,000,000	19,992,100
Municipal Electricity Authority of Georgia, 0.15%, 4/24/14 (LOC: Wells Fargo Bank N.A)	12,000,000	12,000,000
Nestle Capital Corp., 0.16%, 10/8/14 (LOC: Nestle S.A.)(2)	30,000,000	29,974,667
Old Line Funding LLC, 0.19%, 5/16/14 (LOC: Royal Bank of Canada)	50,000,000	49,988,125
Old Line Funding LLC, 0.19%, 7/18/14 (LOC: Royal Bank of Canada)	16,500,000	16,490,595
Providence Health & Services, 0.16%, 6/4/14	16,000,000	16,000,000
Thunder Bay Funding LLC, 0.16%, 5/2/14 (LOC: Royal Bank of Canada)(2)	16,000,000	15,997,796
Thunder Bay Funding LLC, 0.19%, 6/27/14 (LOC: Royal Bank of Canada)	33,500,000	33,484,618
Thunder Bay Funding LLC, 0.19%, 7/18/14 (LOC: Royal Bank of Canada)	35,000,000	34,980,048
Toyota Credit Canada, Inc., 0.22%, 4/4/14 (LOC: Toyota Motor Credit Corp.)	10,000,000	9,999,817
Toyota Motor Credit Corp., 0.13%, 6/3/14	18,000,000	17,995,905

7

	Principal Amount	Value
Union Bank N.A., 0.11%, 5/30/14	$50,000,000	$49,990,986
University of California, 0.24%, 5/19/14	11,000,000	10,996,480
University of California, 0.21%, 6/11/14	10,000,000	9,995,858
TOTAL COMMERCIAL PAPER		892,861,393
MUNICIPAL SECURITIES - 30.8%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.06%, 4/1/14 (LOC: Bank of America N.A.)	2,260,000	2,260,000
ABAG Finance Authority for Nonprofit Corps., Series 2001 B (Public Policy Institute), VRDN, 0.23%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000
Alameda County Industrial Development Authority, (Autumn Press, Inc.), VRDN, 0.07%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	1,652,000	1,652,000
Alameda County Industrial Development Authority, (Segale Bros. Wood Products), VRDN, 0.16%, 4/3/14 (LOC: Bank of the West)	1,480,000	1,480,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.08%, 4/1/14	4,400,000	4,400,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.08%, 4/1/14	10,900,000	10,900,000
Burke County Development Authority Rev., (Georgia Power Company), VRDN, 0.08%, 4/1/14	6,700,000	6,700,000
California Pollution Control Financing Authority Rev., (Alameda County Industries), VRDN, 0.13%, 4/2/14 (LOC: Bank of the West)	2,570,000	2,570,000
Catawba County Industrial Facilities & Pollution Control Financing Authority Rev., (Von Drehle Properties LLC), VRDN, 0.13%, 4/3/14 (LOC: Branch Banking & Trust)	1,920,000	1,920,000
City of Chicago Rev., (Lufthansa German), VRDN, 0.11%, 4/2/14 (LOC: Bayerische Landesbank)	4,870,000	4,870,000
City of Chicago Rev., (Victoria Limited LLC Project), VRDN, 0.25%, 4/3/14 (LOC: Bank of America N.A.)	2,300,000	2,300,000
City of Indianapolis Rev., (Nora Pines Apartments), VRDN, 0.09%, 4/3/14 (LOC: FNMA)	9,275,000	9,275,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.15%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.)	4,320,000	4,320,000
City of Kansas City Rev., Series 2009 D, (Chouteau I-35), VRDN, 0.15%, 4/2/14 (LOC: JPMorgan Chase Bank N.A.)	4,245,000	4,245,000
City of Knox Rev., VRDN, 0.20%, 4/3/14 (LOC: Bank of America N.A.) (Acquired 3/3/14, Cost $11,300,000)(3)	11,300,000	11,300,000
City of Oakdale Rev., (Housing Cottage Homesteads), VRDN, 0.08%, 4/3/14 (LOC: FHLMC)	2,900,000	2,900,000
City of Portland (Pension Buildings), VRDN, 0.19%, 4/2/14 (SBBPA: JPMorgan Chase Bank N.A.)	29,000,000	29,000,000
County of Broward Rev., Series 2007 B, VRDN, 0.11%, 4/2/14 (LOC: Citibank N.A.)	5,000,000	5,000,000
County of Carroll Rev., (Shelter System / DLH Obligated Group), VRDN, 0.13%, 4/3/14 (LOC: Branch Banking & Trust)	3,600,000	3,600,000
County of Cherokee Rev., (Oshkosh Truck Project), VRDN, 0.20%, 4/2/14 (LOC: Bank of America N.A.) (Acquired 7/26/13, Cost $3,000,000)(3)	3,000,000	3,000,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.09%, 4/1/14	19,700,000	19,700,000
Davidson County Industrial Facilities & Pollution Control Financing Authority Rev., (Childress Winery LLC), VRDN, 0.13%, 4/3/14 (LOC: Branch Banking & Trust)	3,000,000	3,000,000

8

	Principal Amount	Value
Florida Housing Finance Corp. Rev., Series 2004 B, (Victoria Park Apartments), VRDN, 0.18%, 4/3/14 (LOC: FNMA)	$2,400,000	$2,400,000
Forsyth Pollution Control Rev., Series 2007, (PacifiCorp. Project), VRDN, 0.07%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	3,800,000	3,800,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C1, (Methodist Hospital System), VRDN, 0.08%, 4/1/14	5,500,000	5,500,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C2, (Methodist Hospital System), VRDN, 0.08%, 4/1/14	3,800,000	3,800,000
Harrisonburg Redevelopment & Housing Authority Multi-Family, (Stoney Ridge/Dale Forest), VRDN, 0.10%, 4/3/14 (LOC: FHLMC)	5,100,000	5,100,000
Hawaii State Department of Budget & Finance Rev., (Wailuku River Hydroelectric Power), VRDN, 0.10%, 4/1/14 (LOC: Union Bank N.A)	7,767,000	7,767,000
Hesperia Public Financing Authority Rev., (1993 Street Improvement Project), VRDN, 0.18%, 4/2/14 (LOC: Bank of the West)	2,080,000	2,080,000
Hesperia Public Financing Authority Rev., VRDN, 0.21%, 4/2/14 (LOC: Bank of the West)	5,505,000	5,505,000
Houston County Development Authority Rev., (Clean Control Corporation), VRDN, 0.13%, 4/3/14 (LOC: Branch Banking & Trust)	1,225,000	1,225,000
Indiana Finance Authority Rev., (New Holland Dairy Leasing), VRDN, 0.30%, 4/3/14 (LOC: Bank of America N.A.)	1,000,000	1,000,000
Iowa Finance Authority Private College, (Central College), VRDN, 0.08%, 4/1/14 (LOC: Wells Fargo Bank N.A.)	1,050,000	1,050,000
JJB Properties LLC (Rental Property), VRDN, 0.14%, 4/3/14 (LOC: Arvest Bank and FHLB)	3,650,000	3,650,000
Johnson City Health & Educational Facilities Board Rev., (Mountain Street), VRDN, 0.13%, 4/2/14 (LOC: U.S. Bank N.A.)	11,075,000	11,075,000
Kentucky Higher Education Student Loan Corp. Rev., Series 2008 A1, VRDN, 0.09%, 4/2/14 (LOC: State Street Bank & Trust Co.)	22,000,000	22,000,000
Kentucky Housing Corp. Rev., Series 2006 T, (Taxable), VRDN, 0.13%, 4/2/14	8,455,000	8,455,000
King County Housing Authority, (Auburn Court Apartments), VRDN, 0.09%, 4/3/14 (LOC: FNMA)	11,445,000	11,445,000
Lansing Economic Development Corp., (Accident Fund), VRDN, 0.15%, 4/3/14 (LOC: FHLB)	10,825,000	10,825,000
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.09%, 4/1/14 (LOC: Bayerische Landesbank)	21,840,000	21,840,000
Long Island Power Authority Electric System Rev., Series 1998 A1, VRDN, 0.15%, 4/2/14 (LOC: Bayerische Landesbank)	2,500,000	2,500,000
Louisiana Public Facilities Authority Rev., (Dynamic Fuels LLC Project), VRDN, 0.07%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	15,365,000	15,365,000
Maine State Housing Authority Rev., Series 2004 B-3, VRDN, 0.07%, 4/3/14 (SBBPA: State Street Bank & Trust Co.)	5,000,000	5,000,000
Maine State Housing Authority Rev., Series 2005 D3, VRDN, 0.07%, 4/3/14 (SBBPA: State Street Bank & Trust Co.)	3,300,000	3,300,000
Maine State Housing Authority Rev., Series 2008 D, VRDN, 0.08%, 4/3/14 (SBBPA: Bank of New York Mellon)	20,000,000	20,000,000
Maryland Community Development Administration Rev., Series 2008 C, (Multi-Family Development), VRDN, 0.07%, 4/3/14 (LOC: FHLMC)	5,875,000	5,875,000

9

	Principal Amount	Value
Massachusetts Development Finance Agency Rev., (Worcester Polytechnic Institute), VRDN, 0.13%, 4/2/14 (LOC: TD Bank N.A.)	$3,025,000	$3,025,000
Miami-Dade County Industrial Development Authority Rev., (Ram Investments), VRDN, 0.12%, 4/3/14 (LOC: PNC Bank N.A.)	2,065,000	2,065,000
Michigan Strategic Fund Rev., (Orchestra Place), VRDN, 0.31%, 4/2/14 (LOC: Bank of America N.A.)	11,360,000	11,360,000
Mississippi Business Finance Corp. Rev., (Medical Development Properties LLC), VRDN, 0.14%, 4/3/14 (LOC: BancorpSouth Bank and FHLB)	4,055,000	4,055,000
Mississippi Business Finance Corp. Rev., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.14%, 4/3/14 (LOC: Trustmark National Bank and FHLB)	2,895,000	2,895,000
Mississippi Business Finance Corp. Rev., Series 2007 B, (Taxable Gulfport), VRDN, 0.16%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	2,195,000	2,195,000
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.10%, 4/1/14 (LOC: Commerce Bank)	3,600,000	3,600,000
Missouri State Health & Educational Facilities Authority Rev., Series 2011 B, (Rockhurst University), VRDN, 0.10%, 4/1/14 (LOC: Commerce Bank)	4,180,000	4,180,000
Monterey Peninsula Water Management District COP, (Wastewater Reclamation), VRDN, 0.06%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	6,767,000	6,767,000
Montgomery County Industrial Development Authority Rev., Series 2007 B, (LaSalle College), VRDN, 0.18%, 4/3/14 (LOC: PNC Bank N.A.)	390,000	390,000
Nevada Housing Division Rev., (Vista Creek Apartments), VRDN, 0.06%, 4/3/14 (LOC: East West Bank and FHLB)	40,000	40,000
New Hampshire Business Finance Authority Rev., (Littleton Regional Hospital), VRDN, 0.08%, 4/1/14 (LOC: TD Bank N.A.)	8,450,000	8,450,000
New Mexico Hospital Equipment Loan Council Rev., Series 2010 B, (San Juan Regional Medical Center), VRDN, 0.17%, 4/2/14 (LOC: Wells Fargo Bank N.A.)	8,480,000	8,480,000
New York City GO, Series 2012 G2, 1.00%, 4/1/15	1,350,000	1,359,401
New York City Housing Development Corp. Rev., Series 2003 A, (Upper East Lease Associations), VRDN, 0.12%, 4/2/14 (LOC: Landesbank Baden-Wurttemberg)	10,900,000	10,900,000
New York City Housing Development Corp. Rev., Series 2003 B, VRDN, 0.25%, 4/2/14 (LOC: Landesbank Baden-Wurttemberg)	1,700,000	1,700,000
New York City Housing Development Corp. Rev., Series 2006 B, VRDN, 0.08%, 4/2/14 (LOC: FNMA)	1,870,000	1,870,000
New York City Transitional Finance Authority Rev., Series 2002 1D, (Future Tax Secured Bonds), VRDN, 0.08%, 4/1/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	2,410,000	2,410,000
New York City Transitional Finance Authority Rev., Series 2002 3E, (Future Tax Secured Bonds), VRDN, 0.09%, 4/1/14 (SBBPA: Landesbank Baden-Wurttemberg)	3,050,000	3,050,000
New York State Housing Finance Agency Rev., Series 2007 B, (316 Eleventh Avenue), VRDN, 0.08%, 4/2/14 (LOC: FNMA)	6,800,000	6,800,000
New York State Housing Finance Agency Rev., Series 2010 B, (8 East 102nd Street), VRDN, 0.08%, 4/2/14 (LOC: TD Bank N.A.)	8,010,000	8,010,000
North Carolina Medical Care Commission Rev., (FirstHealth of the Carolinas, Inc.), VRDN, 0.08%, 4/2/14 (SBBPA: Branch Banking & Trust)	24,340,000	24,340,000
Northstar Student Loan Trust II Rev., (Adjustable Student Loan), VRDN, 0.10%, 4/3/14 (LOC: Royal Bank of Canada)	4,353,000	4,353,000

10

	Principal Amount	Value
Oregon State Facilities Authority, Series 2003 A, (Housing Vintage at Bend Apartments), VRDN, 0.10%, 4/3/14 (LOC: FNMA)	$5,395,000	$5,395,000
Osceola County Housing Finance Authority Rev., Series 2002 B, (Regatta Bay Apartments), VRDN, 0.11%, 4/2/14 (LOC: FNMA)	1,155,000	1,155,000
Port Freeport, (BASF Corp.), VRDN, 0.22%, 4/2/14	6,600,000	6,600,000
Port Freeport, (Multi Mode-BASF Corp.), VRDN, 0.22%, 4/2/14	4,000,000	4,000,000
Port of Corpus Christi Authority of Nueces County, (Flint Hills Resources), VRDN, 0.07%, 4/2/14 (GA: Flint Hills Resources LLC)	2,800,000	2,800,000
Port of Corpus Christi Authority of Nueces County, Series 2002 A, (Flint Hillls Resources), VRDN, 0.08%, 4/2/14 (GA: Flint Hills Resources LLC)	15,000,000	15,000,000
Putnam County Development Authority Rev., Series 1996, (Georgia Power Co.- Plant Branch), VRDN, 0.08%, 4/1/14	8,000,000	8,000,000
Putnam County Development Authority Rev., Series 1998, (Georgia Power Co.- Plant Branch), VRDN, 0.08%, 4/1/14	6,800,000	6,800,000
San Francisco City & County Redevelopment Agency Rev., Series 1999 D, VRDN, 0.07%, 4/2/14 (LOC: FNMA)	2,600,000	2,600,000
Scranton Redevelopment Authority Rev., VRDN, 0.18%, 4/3/14 (LOC: PNC Bank N.A.)	5,880,000	5,880,000
Seminole County Industrial Development Authority Rev., (3100 Camp Rd. LLC), VRDN, 0.12%, 4/3/14 (LOC: PNC Bank N.A.) (Acquired 2/16/12, Cost $2,340,000)(3)	2,340,000	2,340,000
Sheridan Redevelopment Agency Tax Allocation Rev., (South Santa Fe Drive), VRDN, 0.09%, 4/3/14 (LOC: JPMorgan Chase Bank N.A.)	9,975,000	9,975,000
South Dakota Health & Educational Facilities Authority Rev., (Regional Health, Inc.), VRDN, 0.08%, 4/1/14 (LOC: U.S. Bank N.A.)	33,370,000	33,370,000
South Dakota Housing Development Authority Rev., Series 2005 G, (Homeownership Mortgage), VRDN, 0.08%, 4/3/14	6,300,000	6,300,000
Southwestern Illinois Development Authority Rev., (Waste Management Inc.), VRDN, 0.11%, 4/3/14 (LOC: JPMorgan Chase Bank N.A.)	3,700,000	3,700,000
State of California Rev., Series 2013 A-2, 2.00%, 6/23/14	2,500,000	2,510,042
State of Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.08%, 4/2/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	12,470,000	12,470,000
State of Texas GO, Series 2003 A, (Veterans Housing Fund), VRDN, 0.10%, 4/2/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	5,330,000	5,330,000
Town of Hillsborough COP, Series 2000 B, (Water & Sewer System), VRDN, 0.12%, 4/3/14 (SBBPA: JPMorgan Chase Bank N.A.)	6,100,000	6,100,000
University of California Rev., Series 2013 AG, (Taxable General), 0.18%, 5/15/14	3,500,000	3,499,490
University of Kansas Hospital Authority Rev., (Health System), VRDN, 0.08%, 4/1/14 (LOC: U.S. Bank N.A.)	5,660,000	5,660,000
University of Massachusetts Building Authority Rev., Series 1, VRDN, 0.08%, 4/2/14 (SBBPA: JPMorgan Chase Bank N.A.)	15,000,000	15,000,000
Utah State Board of Regents Rev., Series 2014 A, VRDN, 0.10%, 4/3/14 (LOC: Royal Bank of Canada)	16,000,000	16,000,000
Washington State Housing Finance Commission Rev., (Merrill Gardens Queen Anne LLC), VRDN, 0.13%, 4/3/14 (LOC: FNMA)	800,000	800,000
Washington State Housing Finance Commission Rev., (Vintage Chehalis Senior Living), VRDN, 0.10%, 4/3/14 (LOC: FNMA)	8,190,000	8,190,000

11

	Principal Amount	Value
Washington State Housing Finance Commission Rev., Series 1996 A, (Brittany Park LLC), VRDN, 0.10%, 4/3/14 (LOC: FNMA)	$8,930,000	$8,930,000
Washington State Housing Finance Commission Rev., Series 2004 A, (Vintage Burien Senior Living), VRDN, 0.10%, 4/3/14 (LOC: FNMA)	6,570,000	6,570,000
Washington State Housing Finance Commission Rev., Series 2005 B, (Taxable Cedar Ridge), VRDN, 0.12%, 4/3/14 (LOC: East West Bank and FHLB)	2,795,000	2,795,000
Washington State Housing Finance Commission Rev., Series 2005 B, (The Lodge At Eagle Ridge), VRDN, 0.12%, 4/3/14 (LOC: East West Bank and FHLB)	3,425,000	3,425,000
West Covina Public Financing Authority Rev., Series 1999, (Subordinate Lien), VRDN, 0.20%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	1,840,000	1,840,000
Westchester County Healthcare Corp. Rev., Series 2010 D, (Senior Lien), VRDN, 0.13%, 4/2/14 (LOC: TD Bank N.A.)	5,500,000	5,500,000
Wisconsin Health & Educational Facilities Authority Rev., (Edgewood College), VRDN, 0.08%, 4/1/14 (LOC: U.S. Bank N.A.)	2,845,000	2,845,000
Wisconsin Health & Educational Facilities Authority Rev., (National Regency of New Berlin), VRDN, 0.09%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	7,155,000	7,155,000
Wisconsin Health & Educational Facilities Authority Rev., Series 2007 A, (Fort Healthcare, Inc.), VRDN, 0.09%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	2,365,000	2,365,000
Wisconsin Health & Educational Facilities Authority Rev., Series 2008 B, (ProHealth Care, Inc.), VRDN, 0.09%, 4/1/14 (LOC: JPMorgan Chase Bank N.A.)	12,895,000	12,895,000
Wisconsin Housing & Economic Development Authority Rev., Series 2007 D, (Taxable), VRDN, 0.28%, 4/2/14 (SBBPA: BNP Paribas)	4,155,000	4,155,000
Wisconsin Housing & Economic Development Authority Rev., Series 2007 D, (Taxable), VRDN, 0.28%, 4/2/14 (SBBPA: BNP Paribas)	1,725,000	1,725,000
TOTAL MUNICIPAL SECURITIES		689,352,933
U.S. GOVERNMENT AGENCY SECURITIES - 10.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES - 2.5%
Federal Farm Credit Bank, VRN, 0.28%, 5/26/14	1,000,000	1,000,834
Federal Home Loan Bank, VRN, 0.10%, 4/5/14	25,000,000	25,000,000
Federal Home Loan Bank, VRN, 0.12%, 4/6/14	30,000,000	30,000,000
		56,000,834
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES - 8.4%
Federal Farm Credit Bank, 2.625%, 4/17/14	1,000,000	1,001,062
Federal Farm Credit Bank, 4.375%, 6/30/14	1,000,000	1,010,290
Federal Farm Credit Bank, 0.25%, 11/28/14	3,014,000	3,015,350
Federal Home Loan Bank, 0.17%, 4/17/14	30,000,000	29,999,763
Federal Home Loan Bank, 0.375%, 6/12/14	500,000	500,171
Federal Home Loan Bank, 2.50%, 6/13/14	1,000,000	1,004,601
Federal Home Loan Bank, 0.20%, 6/19/14	20,000,000	19,999,709
Federal Home Loan Bank, 0.17%, 8/20/14	35,000,000	34,998,378
Federal Home Loan Bank, 0.125%, 9/3/14	30,000,000	29,992,685
Federal Home Loan Bank, 0.17%, 9/12/14	20,000,000	19,998,431
Federal Home Loan Bank, 0.14%, 10/16/14	20,000,000	19,998,738
Federal Home Loan Bank, 0.20%, 12/30/14	10,000,000	10,000,000

12

	Principal Amount	Value
Federal Home Loan Bank, 0.25%, 1/16/15	$10,000,000	$10,004,563
Federal Home Loan Bank Discount Notes, 0.17%, 4/11/14(1)	7,000,000	6,999,669
		188,523,410
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		244,524,244
CERTIFICATES OF DEPOSIT - 9.2%
Bank of Montreal, 0.16%, 5/14/14	50,000,000	50,000,000
Bank of Montreal, 0.21%, 5/27/14	40,000,000	40,003,112
Bank of Nova Scotia, 0.21%, 4/22/14	50,000,000	50,000,000
Societe Generale SA, VRN, 0.23%, 8/8/14 (LOC: Societe Generale)	20,000,000	20,000,000
Toronto-Dominion Bank (The), 0.15%, 6/16/14	45,000,000	45,000,000
TOTAL CERTIFICATES OF DEPOSIT		205,003,112
CORPORATE BONDS - 7.3%
2880 Stevens Creek LLC, VRDN, 0.22%, 4/2/14 (LOC: Bank of the West)	6,560,000	6,560,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.15%, 4/3/14 (LOC: FHLB)	19,011,000	19,011,000
General Electric Capital Corp., 5.90%, 5/13/14	5,811,000	5,849,190
General Electric Capital Corp., 3.75%, 11/14/14	3,821,000	3,903,936
General Electric Capital Corp., MTN, VRN, 0.87%, 4/7/14	5,000,000	5,000,563
Herman & Kittle Capital LLC, VRDN, 0.26%, 4/3/14 (LOC: FHLB)	1,175,000	1,175,000
HHH Investment Co., VRDN, 0.22%, 4/2/14 (LOC: Bank of the West)	8,430,000	8,430,000
High Track LLC, VRDN, 0.15%, 4/3/14 (LOC: FHLB)	2,400,000	2,400,000
KDF Claremont LP, VRDN, 0.14%, 4/3/14 (LOC: FHLB)	12,500,000	12,500,000
Labcon North America, VRDN, 0.20%, 4/2/14 (LOC: Bank of the West)	1,550,000	1,550,000
Ness Family Partners LP, VRDN, 0.20%, 4/2/14 (LOC: Bank of the West)	5,730,000	5,730,000
Northcreek Church, VRDN, 0.28%, 4/3/14 (LOC: FHLB)	9,355,000	9,355,000
PepsiCo, Inc., 0.80%, 8/25/14	17,355,000	17,396,083
Procter & Gamble Co. (The), 4.95%, 8/15/14	2,500,000	2,543,948
Providence Health & Services - Washington, VRDN, 0.13%, 4/10/14 (LOC: U.S. Bank N.A.)	5,950,000	5,950,000
RMD Note Issue LLC, VRDN, 0.15%, 4/2/14 (LOC: FHLB)	9,190,000	9,190,000
Saddleback Valley Community Church, VRDN, 0.09%, 4/3/14 (LOC: FHLB)	8,665,000	8,665,000
Salvation Army (The), VRDN, 0.12%, 4/3/14 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.12%, 4/3/14 (LOC: Bank of New York Mellon)	8,000,000	8,000,000
Sidal Realty Co. LP, VRDN, 0.35%, 4/3/14 (LOC: Wells Fargo Bank N.A.)	6,025,000	6,025,000
Varenna Care Center LP, VRDN, 0.14%, 4/3/14 (LOC: FHLB)	8,765,000	8,765,000
Vineyard Creek LP, VRDN, 0.14%, 4/3/14 (LOC: FHLB)	7,200,000	7,200,000
TOTAL CORPORATE BONDS		162,699,720

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	Principal Amount	Value
U.S. TREASURY SECURITIES - 1.9%
U.S. Treasury Notes, 2.375%, 2/28/15	$30,000,000	$30,600,133
U.S. Treasury Notes, VRN, 0.09%, 1/31/16	12,500,000	12,494,427
TOTAL U.S. TREASURY SECURITIES		43,094,560
TOTAL INVESTMENT SECURITIES - 100.1%		2,237,535,962
OTHER ASSETS AND LIABILITIES - (0.1)%		(2,628,005)
TOTAL NET ASSETS - 100.0%		$2,234,907,957

Notes to Schedule of Investments
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $506,046,752, which represented 22.6% of total net assets.

(3)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $16,640,000, which represented 0.7% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,237,535,962
Receivable for investments sold	1,129,000
Receivable for capital shares sold	3,459,504
Interest receivable	642,762
2,242,767,228

Liabilities
Disbursements in excess of demand deposit cash	314,396
Payable for investments purchased	1,359,328
Payable for capital shares redeemed	5,891,836
Accrued management fees	293,534
Dividends payable	177
7,859,271

Net Assets	$2,234,907,957

Net Assets Consist of:
Capital paid in	$2,235,557,856
Accumulated net realized loss	(649,899)
$2,234,907,957

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,014,191,288	2,014,821,473	$1.00
A Class	$213,511,799	213,544,057	$1.00
B Class	$379,405	379,539	$1.00
C Class	$6,825,465	6,826,381	$1.00

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$4,109,697

Expenses:
Management fees	13,445,332
Distribution and service fees:
A Class	532,016
B Class	5,187
C Class	59,917
Trustee's fees and expenses	134,000
Other expenses	3,773
14,180,225
Fees waived	(10,291,618)
3,888,607

Net investment income (loss)	221,090

Net realized gain (loss) on investment transactions	57,528

Net Increase (Decrease) in Net Assets Resulting from Operations	$278,618

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$221,090	$211,959
Net realized gain (loss)	57,528	20,504
Net increase (decrease) in net assets resulting from operations	278,618	232,463

Distributions to Shareholders
From net investment income:
Investor Class	(199,243)	(198,290)
A Class	(21,053)	(13,021)
B Class	(34)	(63)
C Class	(778)	(585)
Decrease in net assets from distributions	(221,108)	(211,959)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	29,026,813	22,376,140

Net increase (decrease) in net assets	29,084,323	22,396,644

Net Assets
Beginning of period	2,205,823,634	2,183,426,990
End of period	$2,234,907,957	$2,205,823,634

Undistributed net investment income	—	$18
See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum

18

exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 8% of the shares of the fund. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the year ended March 31, 2014 was $8,779,286, $879,940, $2,202 and $33,070 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2014 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2014 was 0.16%.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class, and C Class for the year ended March 31, 2014, the total amount of the waiver was $532,016, $5,187 and $59,917, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

19

4. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,509,919,216	$1,509,919,216	1,470,230,960	$1,470,230,960
Issued in reinvestment of distributions	197,833	197,833	198,290	198,290
Redeemed	(1,527,330,555)	(1,527,330,555)	(1,519,628,655)	(1,519,628,655)
	(17,213,506)	(17,213,506)	(49,199,405)	(49,199,405)
A Class
Sold	351,259,429	351,259,429	158,447,790	158,447,790
Issued in reinvestment of distributions	20,875	20,875	12,846	12,846
Redeemed	(304,345,936)	(304,345,936)	(88,009,717)	(88,009,717)
	46,934,368	46,934,368	70,450,919	70,450,919
B Class
Sold	12,311	12,311	225,933	225,933
Issued in reinvestment of distributions	34	34	55	55
Redeemed	(290,790)	(290,790)	(610,906)	(610,906)
	(278,445)	(278,445)	(384,918)	(384,918)
C Class
Sold	7,557,340	7,557,340	5,720,205	5,720,205
Issued in reinvestment of distributions	744	744	569	569
Redeemed	(7,973,688)	(7,973,688)	(4,211,230)	(4,211,230)
	(415,604)	(415,604)	1,509,544	1,509,544
Net increase (decrease)	29,026,813	$29,026,813	22,376,140	$22,376,140

5. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

20

6. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$221,108	$211,959
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the fund had accumulated short-term capital losses of $(649,899), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited
$(459,307)	$(16,038)	$(174,554)

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2014	$1.00	–(2)	–(2)	$1.00	0.01%	0.16%	0.58%	0.01%	(0.41)%	$2,014,191
2013	$1.00	–(2)	–(2)	$1.00	0.01%	0.23%	0.58%	0.01%	(0.34)%	$2,031,353
2012	$1.00	–(2)	–(2)	$1.00	0.01%	0.25%	0.58%	0.01%	(0.32)%	$2,080,533
2011	$1.00	–(2)	–(2)	$1.00	0.01%	0.36%	0.58%	0.01%	(0.21)%	$2,129,346
2010	$1.00	–(2)	–(2)	$1.00	0.20%	0.50%	0.59%	0.21%	0.12%	$2,437,700
A Class
2014	$1.00	–(2)	–(2)	$1.00	0.01%	0.16%	0.83%	0.01%	(0.66)%	$213,512
2013	$1.00	–(2)	–(2)	$1.00	0.01%	0.23%	0.83%	0.01%	(0.59)%	$166,572
2012	$1.00	–(2)	–(2)	$1.00	0.01%	0.25%	0.83%	0.01%	(0.57)%	$96,120
2011	$1.00	–(2)	–(2)	$1.00	0.01%	0.36%	0.83%	0.01%	(0.46)%	$96,777
2010	$1.00	–(2)	–(2)	$1.00	0.10%	0.62%	0.84%	0.09%	(0.13)%	$115,082
B Class
2014	$1.00	–(2)	–(2)	$1.00	0.01%	0.16%	1.58%	0.01%	(1.41)%	$379
2013	$1.00	–(2)	–(2)	$1.00	0.01%	0.23%	1.58%	0.01%	(1.34)%	$658
2012	$1.00	–(2)	–(2)	$1.00	0.01%	0.25%	1.58%	0.01%	(1.32)%	$1,043
2011	$1.00	–(2)	–(2)	$1.00	0.01%	0.36%	1.58%	0.01%	(1.21)%	$1,246
2010	$1.00	–(2)	–(2)	$1.00	0.01%	0.74%	1.59%	(0.03)%	(0.88)%	$1,765

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
C Class
2014	$1.00	–(2)	–(2)	$1.00	0.01%	0.16%	1.33%	0.01%	(1.16)%	$6,825
2013	$1.00	–(2)	–(2)	$1.00	0.01%	0.23%	1.33%	0.01%	(1.09)%	$7,241
2012	$1.00	–(2)	–(2)	$1.00	0.01%	0.25%	1.33%	0.01%	(1.07)%	$5,731
2011	$1.00	–(2)	–(2)	$1.00	0.01%	0.36%	1.33%	0.01%	(0.96)%	$2,806
2010	$1.00	–(2)	–(2)	$1.00	0.02%	0.74%	1.34%	(0.03)%	(0.63)%	$2,575

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

24

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82108 1405

ANNUAL REPORT	MARCH 31, 2014

Short Duration Inflation Protection Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	APOIX	-2.65%	4.28%(1)	4.03%(1)	5/31/05
Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	–	-2.16%	3.08%	3.57%	–
Institutional Class	APISX	-2.45%	4.49%(1)	4.29%(1)	5/31/05
A Class(2)	APOAX				5/31/05
No sales charge*		-2.87%	4.00%(1)	3.78%(1)
With sales charge*		-5.04%	3.52%(1)	3.51%(1)
B Class	APOBX				5/31/05
No sales charge*		-3.61%	3.22%(1)	3.01%(1)
With sales charge*		-7.61%	3.04%(1)	3.01%(1)
C Class	APOCX	-3.61%	3.24%(1)	3.04%(1)	5/31/05
R Class	APORX	-3.12%	3.74%(1)	3.53%(1)	5/31/05
R6 Class	APODX	–	–	0.13%(3)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)
Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge.

(3)	Total returns for periods less than one year are not annualized

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

* From 5/31/05, the Investor Class's inception date. Not annualized.
** Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.57%	0.37%	0.82%	1.57%	1.57%	1.07%	0.32%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary
Short Duration Inflation Protection Bond declined -2.65%* for the 12 months ended March 31, 2014. The portfolio’s benchmark, the Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index, returned -2.16%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.
The portfolio’s absolute return reflected the challenging environment for TIPS, including subdued inflation and rising Treasury yields. The portfolio’s underperformance compared with the benchmark was primarily due to the portfolio’s inflation exposure during the second quarter of 2013.
Inflation Muted in Slow-Growth Economy
In March 2014, the U.S. Department of Commerce reported the nation’s economy grew 1.9% in 2013, compared with 2.8% in 2012. Against this slow-growth backdrop, the headline inflation rate remained low throughout the 12-month period ended March 31, 2014, providing little support to TIPS. Inflation, as measured by the year-to-year change in the Consumer Price Index (CPI), ended the period at 1.5%, unchanged from a year earlier and below the Federal Reserve’s (the Fed’s) target rate of 2.0% to 2.5%.
Global commodity prices, which influence the inflation rate, increased slightly during the 12-month period. But oil prices were mixed, with Brent crude falling nearly $2 per barrel to $108 (a 1.9% decline) and West Texas Intermediate (WTI) crude futures advancing $5 a barrel to $102 (a 5.2% increase) from the end of March 2013 to the end of March 2014.
Subpar growth and muted current inflation also led to declining longer-term inflation expectations. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 252 basis points (one basis point equals 0.01%) at the end of March 2013 to 214 basis points a year later. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.14% or higher).
The low-inflation environment allowed the Fed to maintain its accommodative—and potentially long-term inflationary—monetary policies. Specifically, the Fed continued (but at a reduced pace late in the period) its monthly bond-buying program, known as quantitative easing (QE), and kept short-term interest rates at the ultra-low range of 0.00%-0.25%.
Fed ‘Taper Talk’ Drove Yields Higher
Fears of a change in Fed policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, QE had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, modestly improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly bond purchases.
That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month.

* All fund returns referenced in this commentary are for Investor Class shares.

5

Against this backdrop, Treasury yields generally increased, and Treasuries and the broad investment-grade bond market average posted negative returns. TIPS underperformed nominal Treasuries and the bond market average due to several factors, including the market’s general preference for higher-yielding, higher-risk securities, TIPS’s less-liquid and longer-duration (greater price sensitivity to interest rate changes) characteristics, the absence of significant current inflation pressures, and declining longer-term inflation expectations.
Inflation Outlook in 2013 Prompted More Inflation Exposure
We typically invest the majority of the portfolio in TIPS and the remainder in non-U.S.-dollar inflation-linked bonds (hedged against currency fluctuations), investment-grade and high-yield corporate bonds, mortgage-backed securities, and municipal bonds. In the first half of 2013, we had an increased relative exposure to inflation-sensitive investments, including TIPS and an inflation “overlay” (described below), in anticipation of higher inflation. This increased inflation exposure underperformed during May and June, until we scaled it back.
To enhance diversification and maximize inflation-protection potential, we used inflation “swaps” to create an inflation “overlay” for the portfolio’s corporate and mortgage securities. Inflation swaps, which are fixed-maturity instruments negotiated through a counterparty (investment bank), return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk.
Outlook
We believe inflation may be bottoming, as evidenced by recent strength in the rent component of CPI and modest gains in wages and commodities prices. We also believe the large amount of monetary stimulus, combined with an improving economy, eventually may result in higher inflation than what is currently priced into the Treasury market. This underscores the importance of securing potential inflation hedges with professionally managed inflation-indexed portfolios.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	2.2 years
Weighted Average Life	3.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	66.2%
Sovereign Governments and Agencies	13.2%
Corporate Bonds	8.1%
Collateralized Mortgage Obligations	5.4%
Commercial Mortgage-Backed Securities	2.1%
Municipal Securities	1.7%
Asset-Backed Securities	0.8%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.8%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$999.30	$2.84	0.57%
Institutional Class	$1,000	$1,000.30	$1.85	0.37%
A Class	$1,000	$998.30	$4.09	0.82%
B Class	$1,000	$994.40	$7.81	1.57%
C Class	$1,000	$994.40	$7.81	1.57%
R Class	$1,000	$996.50	$5.33	1.07%
R6 Class	$1,000	$1,000.30	$1.60	0.32%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
Institutional Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.84	$4.13	0.82%
B Class	$1,000	$1,017.10	$7.90	1.57%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%
R6 Class	$1,000	$1,023.34	$1.61	0.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

		Principal Amount	Value
U.S. TREASURY SECURITIES — 66.2%
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)		$18,241,691	$18,625,058
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16		45,981,128	48,824,417
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)		135,932,850	139,708,113
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16		91,888,669	100,309,439
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17		66,487,188	72,865,835
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17		78,888,042	81,177,610
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17		38,301,188	42,918,281
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18		161,603,624	165,454,315
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18		37,966,250	41,231,955
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19		91,136,675	101,873,669
TOTAL U.S. TREASURY SECURITIES (Cost $811,120,066)			812,988,692
SOVEREIGN GOVERNMENTS AND AGENCIES — 13.2%
GERMANY — 13.2%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	33,632,640	48,877,357
Deutsche Bundesrepublik Inflation Linked Bond, 1.50%, 4/15/16	EUR	63,790,590	91,842,846
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	15,360,000	21,295,110
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES(Cost $158,073,599)			162,015,313
CORPORATE BONDS — 8.1%
AEROSPACE AND DEFENSE†
L-3 Communications Corp., 5.20%, 10/15/19		$200,000	218,650
AUTOMOBILES — 0.2%
American Honda Finance Corp., 2.125%, 10/10/18		475,000	477,553
Daimler Finance North America LLC, 1.30%, 7/31/15(2)		750,000	755,515
Ford Motor Credit Co. LLC, 5.625%, 9/15/15		930,000	991,744
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		300,000	331,511
Nissan Motor Acceptance Corp., 2.65%, 9/26/18(2)		390,000	395,024
			2,951,347
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15		1,000,000	1,003,689
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 1.875%, 11/15/14		750,000	756,010
BUILDING PRODUCTS — 0.1%
Masco Corp., 6.125%, 10/3/16		750,000	826,875
CHEMICALS — 0.1%
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		200,000	209,000
LyondellBasell Industries NV, 5.00%, 4/15/19		400,000	446,015
			655,015

10

	Principal Amount	Value
COMMERCIAL BANKS — 0.2%
Capital One Financial Corp., 2.125%, 7/15/14	$650,000	$653,040
Royal Bank of Canada, MTN, 1.45%, 10/30/14	700,000	704,864
Wachovia Bank N.A., MTN, 5.60%, 3/15/16	500,000	543,783
		1,901,687
COMPUTERS AND PERIPHERALS — 0.2%
Dell, Inc., 2.30%, 9/10/15	550,000	554,125
Dell, Inc., 3.10%, 4/1/16	1,485,000	1,514,700
Hewlett-Packard Co., 2.65%, 6/1/16	600,000	620,702
		2,689,527
CONSUMER FINANCE — 0.2%
CIT Group, Inc., 5.00%, 5/15/17	1,500,000	1,610,625
Credit Suisse (New York), 5.50%, 5/1/14	390,000	391,603
HSBC Finance Corp., 5.50%, 1/19/16	300,000	324,163
		2,326,391
CONTAINERS AND PACKAGING — 0.4%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(2)	1,390,000	1,485,563
Ball Corp., 6.75%, 9/15/20	2,610,000	2,841,637
		4,327,200
DIVERSIFIED FINANCIAL SERVICES — 0.4%
Ally Financial, Inc., 8.30%, 2/12/15	950,000	1,006,406
Bank of America Corp., 6.50%, 8/1/16	390,000	437,098
Bank of America Corp., 2.00%, 1/11/18	600,000	599,560
Citigroup, Inc., 5.50%, 2/15/17	650,000	718,069
Citigroup, Inc., 2.50%, 9/26/18	250,000	251,692
General Electric Capital Corp., 2.25%, 11/9/15	950,000	975,672
Union Bank N.A., 2.625%, 9/26/18	390,000	397,901
		4,386,398
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
AT&T, Inc., 5.50%, 2/1/18	500,000	564,755
Verizon Communications, Inc., 3.65%, 9/14/18	500,000	532,958
Virgin Media Finance plc, 8.375%, 10/15/19	585,000	628,875
Windstream Corp., 7.875%, 11/1/17	1,100,000	1,267,750
		2,994,338
ELECTRIC UTILITIES†
AES Corp. (The), 7.75%, 10/15/15	283,000	309,178
AES Corp. (The), 8.00%, 10/15/17	4,000	4,745
		313,923
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 7.75%, 7/15/16	470,000	535,800
ENERGY EQUIPMENT AND SERVICES†
Weatherford International Ltd., 9.625%, 3/1/19	70,000	90,990
FOOD AND STAPLES RETAILING — 0.2%
Dollar General Corp., 4.125%, 7/15/17	1,160,000	1,241,808
Walgreen Co., 1.00%, 3/13/15	750,000	752,812
		1,994,620

11

	Principal Amount	Value
FOOD PRODUCTS†
Big Heart Pet Brands, 7.625%, 2/15/19	$588,000	$613,358
GAS UTILITIES — 0.2%
El Paso Corp., 7.25%, 6/1/18	200,000	228,572
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(2)	400,000	435,000
Magellan Midstream Partners LP, 6.55%, 7/15/19	270,000	318,667
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,120,000	1,218,000
TransCanada PipeLines Ltd., 0.875%, 3/2/15	450,000	451,887
		2,652,126
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Biomet, Inc., 6.50%, 8/1/20	1,515,000	1,639,230
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	1,520,000	1,599,800
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	1,140,000	1,199,850
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,515,000	1,621,050
Express Scripts Holding Co., 3.50%, 11/15/16	230,000	243,700
HCA, Inc., 7.875%, 2/15/20	1,100,000	1,173,700
HCA, Inc., 7.69%, 6/15/25	100,000	107,250
Tenet Healthcare Corp., 6.25%, 11/1/18	1,370,000	1,516,419
Universal Health Services, Inc., 7.125%, 6/30/16	520,000	582,400
		8,044,169
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Carnival Corp., 1.20%, 2/5/16	350,000	352,286
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	350,000	391,125
		743,411
HOUSEHOLD DURABLES — 0.2%
Lennar Corp., 4.75%, 12/15/17	1,435,000	1,528,275
Toll Brothers Finance Corp., 4.00%, 12/31/18	1,480,000	1,520,700
		3,048,975
HOUSEHOLD PRODUCTS — 0.1%
Spectrum Brands, Inc., 6.75%, 3/15/20	980,000	1,064,525
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(2)	1,220,000	1,238,300
INSURANCE — 0.2%
American International Group, Inc., 4.125%, 2/15/24	20,000	20,468
American International Group, Inc., MTN, 5.85%, 1/16/18	475,000	543,402
International Lease Finance Corp., 4.875%, 4/1/15	930,000	967,209
Lincoln National Corp., 6.25%, 2/15/20	120,000	141,185
Prudential Financial, Inc., MTN, 7.375%, 6/15/19	230,000	282,203
XLIT Ltd., 2.30%, 12/15/18	100,000	99,336
		2,053,803
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	930,000	974,099
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	280,000	292,059

12

	Principal Amount	Value
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	$400,000	$397,914
		689,973
MEDIA — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	920,000	976,350
Comcast Corp., 5.90%, 3/15/16	250,000	274,922
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15	400,000	411,079
Discovery Communications LLC, 3.70%, 6/1/15	500,000	517,483
DISH DBS Corp., 7.125%, 2/1/16	1,080,000	1,182,600
Lamar Media Corp., 7.875%, 4/15/18	180,000	187,875
SBA Telecommunications, Inc., 8.25%, 8/15/19	1,085,000	1,156,881
Time Warner, Inc., 3.15%, 7/15/15	750,000	774,888
Univision Communications, Inc., 6.875%, 5/15/19(2)	1,030,000	1,109,825
Viacom, Inc., 4.375%, 9/15/14	500,000	508,626
Virgin Media Secured Finance plc, 6.50%, 1/15/18	250,000	259,375
		7,359,904
METALS AND MINING — 0.2%
ArcelorMittal, 4.25%, 2/25/15	900,000	921,375
Barrick Gold Corp., 2.90%, 5/30/16	470,000	486,958
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(2)	755,000	796,997
Rio Tinto Finance USA plc, 1.375%, 6/17/16	230,000	232,122
Xstrata Canada Financial Corp., 2.85%, 11/10/14(2)	550,000	555,440
		2,992,892
MULTI-UTILITIES — 0.5%
CMS Energy Corp., 4.25%, 9/30/15	160,000	167,628
CMS Energy Corp., 8.75%, 6/15/19	615,000	790,549
Dominion Gas Holdings LLC, 1.05%, 11/1/16(2)	480,000	478,331
DPL, Inc., 6.50%, 10/15/16	1,310,000	1,421,350
GenOn Energy, Inc., 7.875%, 6/15/17	1,525,000	1,540,250
NRG Energy, Inc., 7.625%, 1/15/18	1,140,000	1,285,350
Sempra Energy, 6.50%, 6/1/16	130,000	144,797
		5,828,255
MULTILINE RETAIL†
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	257,000	286,092
OIL, GAS AND CONSUMABLE FUELS — 0.7%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	630,000	486,675
Anadarko Petroleum Corp., 5.75%, 6/15/14	350,000	353,585
Anadarko Petroleum Corp., 5.95%, 9/15/16	380,000	421,875
Arch Coal, Inc., 7.25%, 10/1/20	250,000	193,125
BP Capital Markets plc, 0.70%, 11/6/15	230,000	230,432
Chesapeake Energy Corp., 6.125%, 2/15/21	1,400,000	1,533,000
Denbury Resources, Inc., 6.375%, 8/15/21	850,000	911,625
Marathon Petroleum Corp., 3.50%, 3/1/16	200,000	209,630
Newfield Exploration Co., 6.875%, 2/1/20	500,000	535,000
Peabody Energy Corp., 7.375%, 11/1/16	1,450,000	1,631,250
Peabody Energy Corp., 6.50%, 9/15/20	835,000	866,313

13

	Principal Amount	Value
Petroleos Mexicanos, 6.00%, 3/5/20	$250,000	$282,813
SandRidge Energy, Inc., 8.75%, 1/15/20	250,000	270,625
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	740,000	795,500
		8,721,448
PERSONAL PRODUCTS — 0.1%
Elizabeth Arden, Inc., 7.375%, 3/15/21	1,490,000	1,609,200
PHARMACEUTICALS — 0.2%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	1,155,000	1,250,288
Mylan, Inc., 1.35%, 11/29/16	300,000	300,771
Perrigo Co. plc, 1.30%, 11/8/16(2)	500,000	499,348
		2,050,407
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
American Tower Corp., 4.625%, 4/1/15	600,000	621,765
Boston Properties LP, 5.00%, 6/1/15	280,000	293,558
HCP, Inc., 3.75%, 2/1/16	600,000	631,922
HCP, Inc., 6.00%, 1/30/17	75,000	84,436
Health Care REIT, Inc., 3.625%, 3/15/16	350,000	367,759
Hospitality Properties Trust, 5.625%, 3/15/17	500,000	547,920
Simon Property Group LP, 5.75%, 12/1/15	400,000	428,718
		2,976,078
ROAD AND RAIL — 0.1%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 7/11/14(2)	800,000	803,902
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(2)	210,000	215,364
Union Pacific Corp., 4.875%, 1/15/15	400,000	413,497
		1,432,763
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(2)	1,455,000	1,495,013
SPECIALTY RETAIL — 0.4%
Hertz Corp. (The), 6.75%, 4/15/19	1,525,000	1,641,281
Home Depot, Inc. (The), 2.25%, 9/10/18	230,000	232,867
Rent-A-Center, Inc., 6.625%, 11/15/20	1,620,000	1,680,750
United Rentals North America, Inc., 5.75%, 7/15/18	1,395,000	1,499,625
		5,054,523
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	390,000	428,025
L Brands, Inc., 6.90%, 7/15/17	1,050,000	1,206,187
Polymer Group, Inc., 7.75%, 2/1/19	1,130,000	1,214,750
		2,848,962
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Sprint Communications, 6.00%, 12/1/16	2,600,000	2,856,750
T-Mobile USA, Inc., 6.46%, 4/28/19	2,630,000	2,820,675
		5,677,425
TOTAL CORPORATE BONDS (Cost $96,956,815)		99,067,391

14

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 5.4%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	$199,017	$209,642
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	180,445	185,190
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	1,404,872	1,478,537
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	964,790	899,130
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.59%, 4/1/14	1,209,410	1,208,540
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.38%, 4/1/14	3,137,908	3,138,372
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	205,412	192,354
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.25%, 4/1/14	1,257,220	1,251,195
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.25%, 4/1/14	1,446,965	1,435,173
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	1,505,063	1,594,427
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.19%, 4/1/14	1,267,775	1,251,717
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	2,262,997	2,350,165
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 4/1/14	1,470,504	1,488,684
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	189,875	191,752
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 4/1/14	2,414,205	2,302,031
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.74%, 4/1/14	1,214,568	1,234,230
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	324,708	343,014
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.48%, 4/1/14	469,747	461,587
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, VRN, 2.46%, 4/1/14	1,162,814	1,167,651
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 4/1/14	343,306	349,663
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/14(2)	1,902,920	1,934,166
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/14	643,484	657,394
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	2,156,975	2,232,712
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	209,525	214,840
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 4/1/14	3,369,759	3,448,089
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 4/1/14	2,114,480	2,146,908
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.64%, 4/1/14	1,095,184	1,126,688
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.62%, 4/1/14	1,581,057	1,605,523

15

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	$1,905,164	$2,023,948
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	3,355,309	3,310,568
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	1,595,405	1,672,956
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	1,186,027	1,240,743
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.62%, 4/1/14	2,515,704	2,357,053
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 4/1/14	724,813	664,904
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.61%, 4/1/14	2,528,931	2,529,012
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	475,139	463,212
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	981,142	962,582
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	2,972,569	3,067,259
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	665,575	684,195
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	444,055	461,869
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	1,029,604	1,069,597
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	4,049,173	4,167,243
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	167,605	173,869
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	3,682,562	3,587,900
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.07%, 4/1/14	506,578	512,291
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	1,490,985	1,576,270
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS(Cost $65,384,738)		66,624,845
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 2.1%
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 4/15/14(2)	2,875,000	2,879,984
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/14	865,880	867,855
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	1,709,664	1,761,100
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	3,251,000	3,285,459
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(2)	6,120,690	6,032,745
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 6.00%, 4/11/14	161,918	162,034
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/14	350,000	358,745
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	1,267,144	1,279,632
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30	1,339,012	1,379,638

16

	Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/14	$407,000	$426,984
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/14	825,000	878,712
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	3,197,133	3,253,115
VNO Mortgage Trust, Series 2013-PENN, Class D, VRN, 3.95%, 4/1/14(2)	3,400,000	3,386,237
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $25,931,519)		25,952,240
MUNICIPAL SECURITIES — 1.7%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	3,120,000	2,568,696
Puerto Rico Electric Power Authority Rev., Series 2007 TT, 5.00%, 7/1/18	605,000	484,544
Puerto Rico Electric Power Authority Rev., Series 2008 WW, 5.50%, 7/1/20	1,380,000	988,011
Puerto Rico Electric Power Authority Rev., Series 2010 DDD, 5.00%, 7/1/20	2,000,000	1,431,940
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/18	600,000	480,540
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/18	3,015,000	2,414,683
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/19	1,260,000	971,372
Puerto Rico Electric Power Authority Rev., Series 2012 B, 5.00%, 7/1/16	2,985,000	2,658,799
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/18	3,360,000	3,009,451
Puerto Rico GO, Series 2006 B, (Public Improvement), 5.25%, 7/1/17	1,160,000	1,067,850
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	3,405,000	3,013,119
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/18	665,000	590,626
Puerto Rico GO, Series 2011 D, (Public Improvement), 5.00%, 7/1/19	1,025,000	871,568
TOTAL MUNICIPAL SECURITIES (Cost $21,646,129)		20,551,199
ASSET-BACKED SECURITIES(3) — 0.8%
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.41%, 4/15/14	3,200,000	3,175,751
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	1,750,000	1,749,305
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 1.32%, 5/12/14(2)	2,390,000	2,390,000
TAL Advantage LLC, Series 2014 1A, Class A, 3.51%, 2/22/39(2)	2,256,042	2,257,418
TOTAL ASSET-BACKED SECURITIES (Cost $9,566,503)		9,572,474

17

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 1.7%
SSgA U.S. Government Money Market Fund	13,009,062	$13,009,062
Union Bank N.A., 0.02%, 4/1/14(4)	$8,024,000	8,023,980
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,033,063)		21,033,042
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $1,209,712,432)		1,217,805,196
OTHER ASSETS AND LIABILITIES — 0.8%		9,334,095
TOTAL NET ASSETS — 100.0%		$1,227,139,291

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,200,000	USD	1,069,951	Deutsche Bank	4/10/14	$42,317
AUD	1,000,000	USD	900,796	Deutsche Bank	4/10/14	26,094
AUD	1,000,000	USD	901,328	Deutsche Bank	4/10/14	25,562
AUD	2,700,000	USD	2,489,832	JPMorgan Chase Bank N.A.	4/10/14	12,772
AUD	1,200,000	USD	1,108,260	JPMorgan Chase Bank N.A.	4/10/14	4,008
AUD	5,700,000	USD	5,177,891	Westpac Group	4/10/14	105,383
AUD	3,786,952	USD	3,356,129	Westpac Group	4/10/14	153,959
AUD	1,000,000	USD	893,910	Westpac Group	4/10/14	32,980
USD	2,795,472	AUD	3,100,000	Barclays Bank plc	4/10/14	(77,888)
USD	4,890,928	AUD	5,600,000	HSBC Holdings plc	4/10/14	(299,657)
USD	2,608,080	AUD	3,000,000	Westpac Group	4/10/14	(172,591)
USD	4,054,208	AUD	4,500,000	Westpac Group	4/10/14	(116,798)
CAD	1,106,200	USD	1,000,000	Deutsche Bank	4/10/14	424
CAD	2,431,726	USD	2,200,000	JPMorgan Chase Bank N.A.	4/10/14	(798)
CAD	2,770,925	USD	2,500,000	Westpac Group	4/10/14	5,967
USD	1,700,000	CAD	1,858,440	Deutsche Bank	4/10/14	19,266
USD	5,119,418	CAD	5,616,923	HSBC Holdings plc	4/10/14	39,590
USD	3,100,000	CAD	3,495,405	Westpac Group	4/10/14	(61,171)
CHF	2,330,299	USD	2,600,000	Barclays Bank plc	4/10/14	36,102
CHF	2,640,900	USD	3,000,000	Deutsche Bank	4/10/14	(12,536)
CHF	1,230,806	USD	1,365,658	HSBC Holdings plc	4/10/14	26,666
CHF	1,662,519	USD	1,900,000	JPMorgan Chase Bank N.A.	4/10/14	(19,310)
CHF	1,494,254	USD	1,700,000	Westpac Group	4/10/14	(9,656)
USD	1,900,000	CHF	1,712,052	Barclays Bank plc	4/10/14	(36,724)
USD	1,000,000	CHF	894,480	Deutsche Bank	4/10/14	(11,862)
USD	3,000,000	CHF	2,688,000	Deutsche Bank	4/10/14	(40,745)
USD	1,500,000	CHF	1,328,955	HSBC Holdings plc	4/10/14	(3,353)
USD	1,346,452	CHF	1,224,773	UBS AG	4/10/14	(39,047)
CZK	43,522,716	USD	2,214,119	JPMorgan Chase Bank N.A.	4/10/14	(29,842)
USD	2,100,000	CZK	42,737,016	Barclays Bank plc	4/10/14	(44,845)
EUR	2,700,000	USD	3,758,319	Barclays Bank plc	4/10/14	(38,730)
EUR	2,300,000	USD	3,176,972	Barclays Bank plc	4/10/14	(8,433)
EUR	1,600,000	USD	2,204,304	JPMorgan Chase Bank N.A.	4/10/14	(103)

18

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	128,804,827	EUR	94,808,562	Barclays Bank plc	4/10/14	$(1,805,872)
USD	1,651,295	EUR	1,220,614	Barclays Bank plc	4/10/14	(30,254)
USD	30,554,934	EUR	22,566,021	Barclays Bank plc	4/10/14	(532,593)
USD	1,633,278	EUR	1,200,000	Barclays Bank plc	4/10/14	(19,873)
USD	1,093,288	EUR	800,000	Barclays Bank plc	4/10/14	(8,812)
USD	962,031	EUR	700,000	Deutsche Bank	4/10/14	(2,307)
USD	1,654,499	EUR	1,200,000	JPMorgan Chase Bank N.A.	4/10/14	1,348
USD	5,917,875	EUR	4,300,000	UBS AG	4/10/14	(5,915)
GBP	2,700,000	USD	4,399,029	Barclays Bank plc	4/10/14	102,003
GBP	700,000	USD	1,171,386	Deutsche Bank	4/10/14	(4,452)
GBP	1,200,000	USD	1,960,566	HSBC Holdings plc	4/10/14	39,893
GBP	700,000	USD	1,161,524	UBS AG	4/10/14	5,410
USD	2,005,536	GBP	1,214,328	Barclays Bank plc	4/10/14	(18,808)
USD	1,336,610	GBP	800,000	Deutsche Bank	4/10/14	2,971
JPY	400,331,100	USD	3,900,000	Barclays Bank plc	4/10/14	(21,217)
JPY	174,018,666	USD	1,700,000	Barclays Bank plc	4/10/14	(13,944)
JPY	143,326,400	USD	1,400,000	Barclays Bank plc	4/10/14	(11,319)
JPY	172,541,500	USD	1,700,000	Deutsche Bank	4/10/14	(28,256)
JPY	221,974,384	USD	2,146,667	Westpac Group	4/10/14	4,029
USD	2,200,000	JPY	227,013,600	Barclays Bank plc	4/10/14	479
USD	6,763,150	JPY	706,741,784	Westpac Group	4/10/14	(84,427)
KRW	3,339,165,000	USD	3,100,000	Barclays Bank plc	4/10/14	37,340
KRW	1,804,040,000	USD	1,700,000	Westpac Group	4/10/14	(4,999)
KRW	2,335,300,000	USD	2,200,000	Westpac Group	4/10/14	(5,850)
KRW	2,435,704,152	USD	2,286,187	Westpac Group	4/10/14	2,298
KRW	5,020,540,000	USD	4,700,000	Westpac Group	4/10/14	17,090
USD	3,400,000	KRW	3,704,640,000	Westpac Group	4/10/14	(80,725)
USD	2,800,000	KRW	2,989,000,000	Westpac Group	4/10/14	(8,339)
USD	2,900,000	KRW	3,110,250,000	Westpac Group	4/10/14	(22,261)
USD	2,500,000	KRW	2,700,000,000	Westpac Group	4/10/14	(36,807)
NOK	14,603,328	USD	2,400,000	Deutsche Bank	4/10/14	38,093
NOK	22,197,040	USD	3,700,000	Deutsche Bank	4/10/14	5,899
USD	597,284	NOK	3,674,255	Deutsche Bank	4/10/14	(16,149)
USD	900,000	NOK	5,445,540	Deutsche Bank	4/10/14	(9,158)
NZD	3,000,000	USD	2,484,129	Barclays Bank plc	4/10/14	117,706
NZD	1,700,000	USD	1,417,409	Deutsche Bank	4/10/14	56,964
NZD	2,000,000	USD	1,712,940	Westpac Group	4/10/14	21,616
NZD	1,700,000	USD	1,451,562	Westpac Group	4/10/14	22,811
NZD	1,900,000	USD	1,631,863	Westpac Group	4/10/14	15,966
NZD	3,300,000	USD	2,773,122	Westpac Group	4/10/14	88,896
NZD	1,450,000	USD	1,203,082	Westpac Group	4/10/14	54,471
USD	1,160,284	NZD	1,368,760	Barclays Bank plc	4/10/14	(26,812)
USD	1,001,490	NZD	1,200,000	UBS AG	4/10/14	(39,244)
USD	5,557,812	NZD	6,900,000	Westpac Group	4/10/14	(426,408)
SEK	18,086,500	USD	2,800,000	Deutsche Bank	4/10/14	(5,904)
SEK	15,539,333	USD	2,400,000	Deutsche Bank	4/10/14	596

19

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	12,889,000	USD	2,000,000	Deutsche Bank	4/10/14	$(8,841)
SEK	20,875,862	USD	3,200,000	Deutsche Bank	4/10/14	25,011
USD	1,000,000	SEK	6,442,483	Deutsche Bank	4/10/14	4,732
USD	1,500,000	SEK	9,681,000	Deutsche Bank	4/10/14	4,429
USD	2,817,797	SEK	17,967,119	Deutsche Bank	4/10/14	42,144
USD	3,400,000	SEK	21,594,715	JPMorgan Chase Bank N.A.	4/10/14	63,937
SGD	4,446,910	USD	3,500,000	Barclays Bank plc	4/10/14	35,201
SGD	3,567,172	USD	2,800,000	Barclays Bank plc	4/10/14	35,827
SGD	5,203,339	USD	4,134,211	HSBC Holdings plc	4/10/14	2,335
SGD	4,314,651	USD	3,400,000	HSBC Holdings plc	4/10/14	30,058
SGD	4,217,271	USD	3,300,000	UBS AG	4/10/14	52,643
USD	2,200,000	SGD	2,814,196	Barclays Bank plc	4/10/14	(37,227)
USD	3,400,000	SGD	4,336,952	Barclays Bank plc	4/10/14	(47,786)
USD	3,800,000	SGD	4,852,676	Barclays Bank plc	4/10/14	(57,776)
USD	4,329,472	SGD	5,512,176	HSBC Holdings plc	4/10/14	(52,592)
USD	3,200,000	SGD	4,072,416	HSBC Holdings plc	4/10/14	(37,486)
TWD	121,180,000	USD	4,000,000	Westpac Group	4/10/14	(19,729)
USD	1,671,380	TWD	50,149,749	Westpac Group	4/10/14	24,164
USD	4,900,000	TWD	147,416,500	Westpac Group	4/10/14	57,967
USD	3,700,000	TWD	112,757,500	Westpac Group	4/10/14	(3,626)
						$(3,014,440)

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
180	U.S. Treasury Long Bonds	June 2014	$23,979,375	$(246,580)

20

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	$(297,383)
Bank of America N.A.	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	(348,822)
Bank of America N.A.	19,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	(236,159)
Bank of America N.A.	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	5/17/18	(243,916)
Barclays Bank plc	8,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(110,353)
Barclays Bank plc	5,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(86,757)
Barclays Bank plc	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(87,719)
Barclays Bank plc	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(117,605)
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.22%	5/20/18	(223,067)
Morgan Stanley Capital Services LLC	18,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	10/9/15	(300,515)
						$(2,052,296)

21

Notes to Schedule of Investments
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $3,014,862.

(2)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $34,178,936, which represented 2.8% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $1,209,712,432)	$1,217,805,196
Receivable for capital shares sold	12,128,656
Receivable for variation margin on futures contracts	56,250
Unrealized appreciation on forward foreign currency exchange contracts	1,545,417
Interest receivable	5,516,526
1,237,052,045

Liabilities
Payable for investments purchased	1,616,197
Payable for capital shares redeemed	1,076,909
Unrealized depreciation on forward foreign currency exchange contracts	4,559,857
Swap agreements, at value	2,052,296
Accrued management fees	503,303
Distribution and service fees payable	104,192
9,912,754

Net Assets	$1,227,139,291

Net Assets Consist of:
Capital paid in	$1,228,151,221
Undistributed net investment income	1,922,652
Accumulated net realized loss	(5,735,739)
Net unrealized appreciation	2,801,157
$1,227,139,291

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$489,887,901	47,615,972	$10.29
Institutional Class	$469,942,668	45,367,945	$10.36
A Class	$175,694,221	17,222,484	$10.20*
B Class	$3,302,391	328,917	$10.04
C Class	$61,042,650	6,076,472	$10.05
R Class	$24,205,898	2,317,915	$10.44
R6 Class	$3,063,562	295,740	$10.36

*Maximum offering price $10.43 (net asset value divided by 0.9775).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$11,048,848

Expenses:
Management fees	4,920,594
Distribution and service fees:
A Class	518,218
B Class	40,042
C Class	780,110
R Class	131,180
Trustees' fees and expenses	57,671
Other expenses	381
6,448,196

Net investment income (loss)	4,600,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,139,303)
Futures contract transactions	(148,086)
Swap agreement transactions	72,760
Foreign currency transactions	(1,013,300)
(4,227,929)

Change in net unrealized appreciation (depreciation) on:
Investments	(18,280,746)
Futures contracts	(225,118)
Swap agreements	(2,330,687)
Translation of assets and liabilities in foreign currencies	(3,096,812)
(23,933,363)

Net realized and unrealized gain (loss)	(28,161,292)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,560,640)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$4,600,652	$3,866,847
Net realized gain (loss)	(4,227,929)	3,616,311
Change in net unrealized appreciation (depreciation)	(23,933,363)	6,617,139
Net increase (decrease) in net assets resulting from operations	(23,560,640)	14,100,297

Distributions to Shareholders
From net investment income:
Investor Class	(535,030)	(3,543,092)
Institutional Class	(244,237)	(1,325,294)
A Class	(94,104)	(2,208,336)
B Class	—	(13,380)
C Class	—	(276,249)
R Class	—	(242,360)
From net realized gains:
Investor Class	(989,373)	(717,519)
Institutional Class	(963,697)	(236,224)
A Class	(447,537)	(530,970)
B Class	(8,500)	(11,491)
C Class	(160,882)	(241,708)
R Class	(54,044)	(73,074)
R6 Class	(4,332)	—
Decrease in net assets from distributions	(3,501,736)	(9,419,697)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	434,367,753	179,337,441

Net increase (decrease) in net assets	407,305,377	184,018,041

Net Assets
Beginning of period	819,833,914	635,815,873
End of period	$1,227,139,291	$819,833,914

Undistributed (distributions in excess of) net investment income	$1,922,652	$(1,416,196)

See Notes to Financial Statements.

25

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal

27

course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 21% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.57% for the Investor Class, A Class, B Class, C Class and R Class, 0.37% for the Institutional Class and 0.32% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $1,013,224,359, of which $632,087,944 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $603,260,983, of which $484,471,105 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	29,371,610	$303,850,644	26,469,034	$279,280,051
Issued in reinvestment of distributions	138,749	1,430,551	362,021	3,817,720
Redeemed	(15,011,055)	(155,398,056)	(14,041,397)	(148,531,528)
	14,499,304	149,883,139	12,789,658	134,566,243
Institutional Class
Sold	41,135,903	427,709,874	6,873,953	72,948,784
Issued in reinvestment of distributions	112,014	1,161,524	131,570	1,395,166
Redeemed	(4,645,387)	(48,317,472)	(5,211,221)	(55,449,133)
	36,602,530	380,553,926	1,794,302	18,894,817
A Class
Sold	8,950,545	91,970,954	12,716,753	133,274,905
Issued in reinvestment of distributions	51,332	525,227	244,640	2,562,621
Redeemed	(14,642,955)	(150,469,894)	(8,468,267)	(89,000,250)
	(5,641,078)	(57,973,713)	4,493,126	46,837,276
B Class
Sold	5,269	53,900	7,174	74,680
Issued in reinvestment of distributions	617	6,218	1,683	17,545
Redeemed	(137,623)	(1,395,128)	(102,424)	(1,065,470)
	(131,737)	(1,335,010)	(93,567)	(973,245)
C Class
Sold	441,098	4,485,351	1,663,552	17,323,213
Issued in reinvestment of distributions	12,591	126,922	36,125	376,630
Redeemed	(3,881,281)	(39,425,320)	(3,145,119)	(32,760,642)
	(3,427,592)	(34,813,047)	(1,445,442)	(15,060,799)
R Class
Sold	738,792	7,804,073	1,163,944	12,535,448
Issued in reinvestment of distributions	5,156	53,981	29,332	315,308
Redeemed	(1,220,631)	(12,876,462)	(1,650,959)	(17,777,607)
	(476,683)	(5,018,408)	(457,683)	(4,926,851)
R6 Class			N/A
Sold	343,693	3,568,173
Issued in reinvestment of distributions	418	4,332
Redeemed	(48,371)	(501,639)
	295,740	3,070,866
Net increase (decrease)	41,720,484	$434,367,753	17,080,394	$179,337,441

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$812,988,692	—
Sovereign Governments and Agencies	—	162,015,313	—
Corporate Bonds	—	99,067,391	—
Collateralized Mortgage Obligations	—	66,624,845	—
Commercial Mortgage-Backed Securities	—	25,952,240	—
Municipal Securities	—	20,551,199	—
Asset-Backed Securities	—	9,572,474	—
Temporary Cash Investments	$13,009,062	8,023,980	—
	$13,009,062	$1,204,796,134	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,545,417	—

Liabilities
Other Financial Instruments
Futures Contracts	$(246,580)	—	—
Forward Foreign Currency Exchange Contracts	—	$(4,559,857)	—
Swap Agreements	—	(2,052,296)	—
	$(246,580)	$(6,612,153)	—

7. Derivative Instruments
Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements.

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Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to sell protection throughout most of the period. The position reached its termination date in December 2013.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

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Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,545,417	Unrealized depreciation on forward foreign currency exchange contracts	$4,559,857
Interest Rate Risk	Receivable for variation margin on futures contracts*	56,250	Payable for variation margin on futures contracts*	–
Other Contracts	Swap agreements	–	Swap agreements	2,052,296
		$1,601,667		$6,612,153

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$59,360	Change in net unrealized appreciation (depreciation) on swap agreements	$(56,160)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(778,793)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(3,118,521)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(148,086)	Change in net unrealized appreciation (depreciation) on futures contracts	(225,118)
Other Contracts	Net realized gain (loss) on swap agreement transactions	13,400	Change in net unrealized appreciation (depreciation) on swap agreements	(2,274,527)
		$(854,119)		$(5,674,326)

8. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$1,995,517	$9,419,697
Long-term capital gains	$1,506,219	–

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,211,537,872
Gross tax appreciation of investments	$11,627,572
Gross tax depreciation of investments	(5,360,248)
Net tax appreciation (depreciation) of investments	$6,267,324
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(2,048,615)
Net tax appreciation (depreciation)	$4,218,709
Other book-to-tax adjustments	$(3,253,059)
Undistributed ordinary income	$3,513,433
Accumulated short-term capital losses	$(5,491,013)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to inflation adjustments on Treasury inflation-protected securities and the realization for tax purposes of unrealized appreciation (depreciation) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.61	0.07	(0.35)	(0.28)	(0.02)	(0.02)	(0.04)	$10.29	(2.65)%	0.57%	0.57%	0.59%	0.59%	65%	$489,888
2013	$10.56	0.06	0.14	0.20	(0.13)	(0.02)	(0.15)	$10.61	1.96%	0.55%	0.57%	0.72%	0.70%	55%	$351,257
2012	$10.71	0.25	0.68	0.93	(0.34)	(0.74)	(1.08)	$10.56	8.93%	0.50%	0.58%	2.42%	2.34%	85%	$214,609
2011	$10.33	0.28	0.45	0.73	(0.24)	(0.11)	(0.35)	$10.71	7.16%	0.49%	0.58%	2.66%	2.57%	58%	$150,984
2010	$9.86	0.34	0.29	0.63	(0.16)	—	(0.16)	$10.33	6.42%	0.51%	0.58%	3.39%	3.32%	24%	$111,327
Institutional Class
2014	$10.67	0.03	(0.29)	(0.26)	(0.03)	(0.02)	(0.05)	$10.36	(2.45)%	0.37%	0.37%	0.79%	0.79%	65%	$469,943
2013	$10.62	0.10	0.12	0.22	(0.15)	(0.02)	(0.17)	$10.67	2.15%	0.35%	0.37%	0.92%	0.90%	55%	$93,508
2012	$10.76	0.31	0.65	0.96	(0.36)	(0.74)	(1.10)	$10.62	9.16%	0.30%	0.38%	2.62%	2.54%	85%	$74,012
2011	$10.37	0.30	0.46	0.76	(0.26)	(0.11)	(0.37)	$10.76	7.45%	0.29%	0.38%	2.86%	2.77%	58%	$95,487
2010	$9.90	0.34	0.31	0.65	(0.18)	—	(0.18)	$10.37	6.61%	0.30%	0.38%	3.60%	3.52%	24%	$22,633

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$10.53	0.07	(0.38)	(0.31)	—(3)	(0.02)	(0.02)	$10.20	(2.87)%	0.82%	0.82%	0.34%	0.34%	65%	$175,694
2013	$10.48	0.06	0.12	0.18	(0.11)	(0.02)	(0.13)	$10.53	1.62%	0.80%	0.82%	0.47%	0.45%	55%	$240,799
2012	$10.65	0.24	0.65	0.89	(0.32)	(0.74)	(1.06)	$10.48	8.68%	0.75%	0.83%	2.17%	2.09%	85%	$192,608
2011	$10.27	0.26	0.44	0.70	(0.21)	(0.11)	(0.32)	$10.65	6.93%	0.74%	0.83%	2.41%	2.32%	58%	$181,430
2010	$9.81	0.33	0.27	0.60	(0.14)	—	(0.14)	$10.27	6.08%	0.76%	0.83%	3.14%	3.07%	24%	$216,174
B Class
2014	$10.44	(0.01)	(0.37)	(0.38)	—	(0.02)	(0.02)	$10.04	(3.61)%	1.57%	1.57%	(0.41)%	(0.41)%	65%	$3,302
2013	$10.39	—(3)	0.10	0.10	(0.03)	(0.02)	(0.05)	$10.44	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$4,809
2012	$10.58	0.17	0.64	0.81	(0.26)	(0.74)	(1.00)	$10.39	7.80%	1.50%	1.58%	1.42%	1.34%	85%	$5,760
2011	$10.20	0.18	0.44	0.62	(0.13)	(0.11)	(0.24)	$10.58	6.17%	1.49%	1.58%	1.66%	1.57%	58%	$6,565
2010	$9.75	0.25	0.26	0.51	(0.06)	—	(0.06)	$10.20	5.21%	1.51%	1.58%	2.39%	2.32%	24%	$7,032
C Class
2014	$10.45	—(3)	(0.38)	(0.38)	—	(0.02)	(0.02)	$10.05	(3.61)%	1.57%	1.57%	(0.41)%	(0.41)%	65%	$61,043
2013	$10.40	—(3)	0.10	0.10	(0.03)	(0.02)	(0.05)	$10.45	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$99,271
2012	$10.59	0.17	0.64	0.81	(0.26)	(0.74)	(1.00)	$10.40	7.79%	1.50%	1.58%	1.42%	1.34%	85%	$113,858
2011	$10.21	0.17	0.45	0.62	(0.13)	(0.11)	(0.24)	$10.59	6.16%	1.49%	1.58%	1.66%	1.57%	58%	$120,461
2010	$9.75	0.23	0.29	0.52	(0.06)	—	(0.06)	$10.21	5.32%	1.51%	1.58%	2.39%	2.32%	24%	$110,123

35

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$10.80	0.04	(0.38)	(0.34)	—	(0.02)	(0.02)	$10.44	(3.12)%	1.07%	1.07%	0.09%	0.09%	65%	$24,206
2013	$10.75	0.05	0.10	0.15	(0.08)	(0.02)	(0.10)	$10.80	1.43%	1.05%	1.07%	0.22%	0.20%	55%	$30,191
2012	$10.90	0.17	0.72	0.89	(0.30)	(0.74)	(1.04)	$10.75	8.35%	1.00%	1.08%	1.92%	1.84%	85%	$34,969
2011	$10.51	0.24	0.45	0.69	(0.19)	(0.11)	(0.30)	$10.90	6.60%	0.99%	1.08%	2.16%	2.07%	58%	$20,563
2010	$10.03	0.27	0.32	0.59	(0.11)	—	(0.11)	$10.51	5.89%	1.00%	1.08%	2.90%	2.82%	24%	$9,548
R6 Class
2014(4)	$10.37	(0.02)	0.03	0.01	—	(0.02)	(0.02)	$10.36	0.13%	0.32%(5)	0.32%(5)	(0.27)%(5)	(0.27)%(5)	65%(6)	$3,064

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through March 31, 2014.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

36

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Inflation Protection Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

37

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

39

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,104,422 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $1,506,219, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82106 1405

ANNUAL REPORT	MARCH 31, 2014

Short Duration Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACSNX	0.28%	2.36%	3.36%	11/30/06
Barclays U.S. 1-3 Year Government/Credit Bond Index	–	0.68%	1.95%	3.01%	–
Institutional Class	ACSUX	0.48%	2.56%	3.57%	11/30/06
A Class	ACSQX				11/30/06
No sales charge*		0.03%	2.11%	3.11%
With sales charge*		-2.20%	1.63%	2.79%
C Class	ACSKX	-0.66%	1.36%	2.35%	11/30/06
R Class	ACSPX	-0.22%	1.87%	2.86%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

* From 11/30/06, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.60%	0.40%	0.85%	1.60%	1.10%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary
Short Duration returned 0.28%* for the 12 months ended March 31, 2014. By comparison, the portfolio's benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, returned 0.68%. See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.
Short Duration’s absolute return reflected the positive performance of short-duration (less price sensitivity to interest rate changes) investment-grade bonds and high-yield corporate bonds during the 12-month period. The main detractors relative to the benchmark included exposure to Treasury inflation-protected securities (TIPS) and yield-curve positioning early in the period.
Treasury Yields Increased
The period began with a dramatic change in bond market sentiment. Fears of a change in Federal Reserve (Fed) policy led to a sharp increase in yields and a broad bond market sell-off, particularly from May to September of 2013. Since 2008, the Fed’s massive bond-buying program, known as quantitative easing (QE), had helped keep longer-term interest rates low, which supported broad fixed-income market gains. But beginning in the spring of 2013, improving economic data, combined with ambiguous comments from the Fed about a potential QE tapering time schedule, led to speculation the Fed would begin scaling back its $85 billion monthly purchases of Treasuries and agency mortgage-backed securities (MBS).
That speculation ebbed and flowed on a combination of mixed economic reports and the Fed’s wavering “taper talk,” including a “taper delay” in September 2013 that caused bonds to rally. The Fed finally pulled the taper trigger in December 2013, announcing it would cut QE by $10 billion per month beginning in January 2014. The Fed continued to taper through the first calendar quarter of 2014. As of March 31, 2014, it had scaled back QE to $55 billion per month. Meanwhile, the Fed maintained its near-zero short-term interest rate policy, keeping the federal funds rate target at range of 0.00% to 0.25%, where it’s been since 2008.
Against this backdrop, Treasury yields increased overall for the 12-month period, pushing Treasury returns, and the broad investment-grade bond market average, into negative territory. For example, the benchmark 10-year Treasury note climbed 87 basis points (one basis point equals 0.01%) to yield 2.72% by the end of March 2014, according to Bloomberg. The increase was smaller among shorter-maturity Treasuries, as the two-year yield rose 18 basis points to 0.42%. Meanwhile, solid corporate fundamentals, investor demand for yield, and modest narrowing of spreads (the yield differences between typically higher-yielding non-Treasury securities and Treasury securities of the same maturity) helped generate positive returns for investment-grade and high-yield corporate bonds. MBS advanced fractionally overall, with credit-sensitive securities outperforming government agency mortgages.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Yield Curve Positioning, TIPS Weighed on Results
During May and June of the initial “taper tantrum,” the portfolio held some longer-maturity bond positions that detracted from relative performance as yields rose and the yield curve steepened. These positions included TIPS, which we added to the portfolio in early 2013, following the Fed’s announcement of a third round of QE. The inherent longer duration (greater price sensitivity to interest rate changes) of these TIPS, combined with declining inflation expectations, led to sharp underperformance for TIPS, and we eliminated the position in June.
Corporate Securities, MBS Aided Performance
Our overweight position in investment-grade corporate credit, combined with security selection, contributed favorably to the portfolio’s performance. In addition, we held a small, non-benchmark (held in the portfolio but not represented in the benchmark) position in high-yield corporate bonds (primarily those with “BB” credit ratings), which also boosted relative performance.
Similarly, our overweight position in MBS, combined with security selection among mortgages, aided portfolio performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefiting from investor demand for yield. We also held positions in asset-backed securities (ABS) and hybrid adjustable-rate mortgages (ARMs), which outperformed the broad mortgage market and boosted the portfolio’s return.

Outlook
We continue to believe interest rates will climb to more “normal” levels as the economy slowly improves and Fed tapering continues. Accordingly, we plan to maintain overweight positions in spread sectors relative to Treasuries. We also believe the U.S. economic recovery is ahead of Europe’s, increasing the attractiveness of European fixed income investment opportunities. Additionally, we believe active management and security selection will become increasingly important as rates normalize.

6

Fund Characteristics

MARCH 31, 2014
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	51.1%
U.S. Treasury Securities	21.6%
Collateralized Mortgage Obligations	10.4%
Commercial Mortgage-Backed Securities	5.4%
U.S. Government Agency Mortgage-Backed Securities	4.4%
Asset-Backed Securities	3.3%
Municipal Securities	2.2%
U.S. Government Agency Securities	0.2%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	1.0%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.10	$3.00	0.60%
Institutional Class	$1,000	$1,007.10	$2.00	0.40%
A Class	$1,000	$1,004.90	$4.25	0.85%
C Class	$1,000	$1,002.10	$7.99	1.60%
R Class	$1,000	$1,004.60	$5.50	1.10%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Principal Amount	Value
CORPORATE BONDS - 51.1%
AEROSPACE AND DEFENSE - 0.4%
L-3 Communications Corp., 3.95%, 11/15/16	$1,500,000	$1,597,876
AUTOMOBILES - 2.0%
American Honda Finance Corp., 1.00%, 8/11/15(1)	1,000,000	1,006,188
American Honda Finance Corp., 1.125%, 10/7/16	1,000,000	1,007,039
Daimler Finance North America LLC, 1.30%, 7/31/15(1)	750,000	755,515
Daimler Finance North America LLC, 1.25%, 1/11/16(1)	1,000,000	1,006,117
Ford Motor Credit Co. LLC, 3.875%, 1/15/15	2,000,000	2,048,210
Ford Motor Credit Co. LLC, 2.50%, 1/15/16	1,000,000	1,027,317
Toyota Motor Credit Corp., 0.875%, 7/17/15	1,000,000	1,006,085
Toyota Motor Credit Corp., MTN, 1.25%, 11/17/14	1,000,000	1,006,371
Volkswagen International Finance NV, 1.625%, 3/22/15(1)	400,000	404,642
		9,267,484
BEVERAGES - 1.2%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15	2,000,000	2,007,378
PepsiCo, Inc., 0.80%, 8/25/14	1,400,000	1,402,474
PepsiCo, Inc., 0.70%, 8/13/15	1,000,000	1,002,694
SABMiller Holdings, Inc., 1.85%, 1/15/15(1)	1,000,000	1,009,742
		5,422,288
BIOTECHNOLOGY - 0.3%
Amgen, Inc., 1.875%, 11/15/14	1,250,000	1,260,016
BUILDING PRODUCTS - 0.1%
Masco Corp., 6.125%, 10/3/16	550,000	606,375
CAPITAL MARKETS - 0.1%
Mellon Funding Corp., 5.00%, 12/1/14	500,000	514,968
CHEMICALS - 1.0%
Ashland, Inc., 3.00%, 3/15/16	1,000,000	1,025,000
Eastman Chemical Co., 2.40%, 6/1/17	990,000	1,009,740
Ecolab, Inc., 2.375%, 12/8/14	1,000,000	1,012,712
Ecolab, Inc., 1.00%, 8/9/15	330,000	331,145
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	900,000	940,500
		4,319,097
COMMERCIAL BANKS - 4.0%
Bank of Nova Scotia, 1.85%, 1/12/15	1,000,000	1,012,301
Barclays Bank plc, 5.00%, 9/22/16	1,000,000	1,095,751
Barclays Bank plc, 6.05%, 12/4/17(1)	1,000,000	1,124,682
BB&T Corp., MTN, 5.70%, 4/30/14	500,000	502,027
Capital One Financial Corp., 2.125%, 7/15/14	1,300,000	1,306,080
Capital One Financial Corp., 1.00%, 11/6/15	1,000,000	1,001,873
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.125%, 10/13/15	500,000	512,110

10

	Principal Amount	Value
Fifth Third Bancorp, 3.625%, 1/25/16	$1,000,000	$1,049,739
HSBC Bank plc, 3.10%, 5/24/16(1)	1,000,000	1,046,966
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	500,000	551,488
Royal Bank of Canada, MTN, 1.45%, 10/30/14	1,300,000	1,309,032
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	1,300,000	1,382,776
Sumitomo Mitsui Banking Corp., 1.45%, 7/19/16	1,000,000	1,008,333
Wachovia Bank N.A., 5.00%, 8/15/15	1,500,000	1,589,663
Wachovia Bank N.A., MTN, 5.60%, 3/15/16	2,400,000	2,610,158
Wells Fargo & Co., 3.68%, 6/15/16	1,000,000	1,060,995
		18,163,974
COMMERCIAL SERVICES AND SUPPLIES - 0.2%
Waste Management, Inc., 2.60%, 9/1/16	1,000,000	1,036,290
COMMUNICATIONS EQUIPMENT - 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	300,000	300,339
COMPUTERS AND PERIPHERALS - 0.7%
Dell, Inc., 2.30%, 9/10/15	210,000	211,575
Dell, Inc., 3.10%, 4/1/16	445,000	453,900
Hewlett-Packard Co., 2.65%, 6/1/16	1,500,000	1,551,756
Seagate HDD Cayman, 6.875%, 5/1/20	1,000,000	1,091,250
		3,308,481
CONSUMER FINANCE - 1.8%
American Express Credit Corp., MTN, 1.75%, 6/12/15	2,000,000	2,028,434
CIT Group, Inc., 5.00%, 5/15/17	600,000	644,250
CIT Group, Inc., 4.25%, 8/15/17	1,800,000	1,890,000
Credit Suisse (New York), 5.50%, 5/1/14	380,000	381,562
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18(1)	250,000	257,188
HSBC Finance Corp., 5.50%, 1/19/16	1,100,000	1,188,596
John Deere Capital Corp., 0.95%, 6/29/15	1,000,000	1,006,899
SLM Corp., MTN, 6.25%, 1/25/16	607,000	654,801
		8,051,730
CONTAINERS AND PACKAGING - 0.4%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)	630,000	673,312
Ball Corp., 6.75%, 9/15/20	1,000,000	1,088,750
		1,762,062
DIVERSIFIED FINANCIAL SERVICES - 7.8%
Ally Financial, Inc., 8.30%, 2/12/15	620,000	656,813
Ally Financial, Inc., 2.75%, 1/30/17	1,000,000	1,012,500
Bank of America Corp., 4.50%, 4/1/15	3,260,000	3,383,137
Bank of America Corp., 3.75%, 7/12/16	1,500,000	1,587,268
Bank of America Corp., 5.75%, 8/15/16	1,000,000	1,096,199
BNP Paribas SA, MTN, 1.25%, 12/12/16	1,000,000	1,000,758
Caterpillar Financial Services Corp., MTN, 1.10%, 5/29/15	1,000,000	1,007,122
Citigroup, Inc., 4.875%, 5/7/15	500,000	521,082
Citigroup, Inc., 4.75%, 5/19/15	850,000	887,798
Citigroup, Inc., 1.25%, 1/15/16	1,000,000	1,004,031
Citigroup, Inc., 3.95%, 6/15/16	2,000,000	2,120,464

11

	Principal Amount	Value
Citigroup, Inc., 5.50%, 2/15/17	$1,500,000	$1,657,081
Deutsche Bank AG, 1.40%, 2/13/17	2,000,000	2,001,754
General Electric Capital Corp., 2.15%, 1/9/15	3,500,000	3,549,948
General Electric Capital Corp., 1.00%, 12/11/15	2,000,000	2,015,068
General Electric Capital Corp., MTN, 5.00%, 1/8/16	1,000,000	1,075,953
Goldman Sachs Group, Inc. (The), 6.25%, 9/1/17	2,700,000	3,086,243
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17(1)	1,000,000	1,012,500
JPMorgan Chase & Co., 3.45%, 3/1/16	1,000,000	1,047,792
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,570,667
JPMorgan Chase & Co., MTN, 1.875%, 3/20/15	2,000,000	2,025,988
Morgan Stanley, 1.75%, 2/25/16	1,000,000	1,013,449
UBS AG, MTN, 5.875%, 7/15/16	1,000,000	1,104,221
		35,437,836
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
AT&T, Inc., 2.50%, 8/15/15	1,000,000	1,025,250
AT&T, Inc., 0.80%, 12/1/15	1,000,000	1,001,134
AT&T, Inc., 2.95%, 5/15/16	1,000,000	1,041,997
Deutsche Telekom International Finance BV, 3.125%, 4/11/16(1)	1,000,000	1,043,026
Orange SA, 2.125%, 9/16/15	730,000	742,333
Telecom Italia Capital SA, 5.25%, 10/1/15	2,000,000	2,105,000
Telefonica Emisiones SAU, 3.73%, 4/27/15	500,000	514,742
Verizon Communications, Inc., 1.25%, 11/3/14	1,000,000	1,004,818
Verizon Communications, Inc., 2.50%, 9/15/16	3,000,000	3,108,552
Windstream Corp., 7.875%, 11/1/17	590,000	679,975
		12,266,827
ELECTRIC UTILITIES - 0.2%
AES Corp. (The), 7.75%, 10/15/15	670,000	731,975
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS - 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	500,000	570,000
ENERGY EQUIPMENT AND SERVICES - 0.4%
Ensco plc, 3.25%, 3/15/16	1,000,000	1,043,317
Transocean, Inc., 5.05%, 12/15/16	800,000	870,786
		1,914,103
FOOD AND STAPLES RETAILING - 0.7%
CVS Caremark Corp., 1.20%, 12/5/16	500,000	503,274
Dollar General Corp., 4.125%, 7/15/17	200,000	214,105
Safeway, Inc., 3.40%, 12/1/16	1,000,000	1,048,003
Walgreen Co., 1.00%, 3/13/15	1,500,000	1,505,625
		3,271,007
FOOD PRODUCTS - 1.3%
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,007,146
Kraft Foods Group, Inc., 1.625%, 6/4/15	2,000,000	2,023,118
Mondelez International, Inc., 4.125%, 2/9/16	1,865,000	1,972,214
Tyson Foods, Inc., 6.60%, 4/1/16	750,000	828,776
		5,831,254

12

	Principal Amount	Value
GAS UTILITIES - 1.8%
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	$800,000	$840,025
Enterprise Products Operating LLC, 5.60%, 10/15/14	1,000,000	1,026,958
Enterprise Products Operating LLC, 1.25%, 8/13/15	670,000	674,698
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	1,250,000	1,302,913
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,200,000	1,305,000
TransCanada PipeLines Ltd., 0.875%, 3/2/15	1,500,000	1,506,289
Williams Partners LP, 3.80%, 2/15/15	1,300,000	1,335,394
		7,991,277
HEALTH CARE EQUIPMENT AND SUPPLIES - 0.4%
Biomet, Inc., 6.50%, 8/1/20	855,000	925,110
Covidien International Finance SA, 1.35%, 5/29/15	1,000,000	1,008,377
		1,933,487
HEALTH CARE PROVIDERS AND SERVICES - 1.8%
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	641,000	674,653
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	855,000	914,850
Express Scripts Holding Co., 2.75%, 11/21/14	750,000	761,029
Express Scripts Holding Co., 2.10%, 2/12/15	1,500,000	1,519,437
HCA, Inc., 3.75%, 3/15/19	1,500,000	1,509,375
Healthsouth Corp., 8.125%, 2/15/20	815,000	886,312
Tenet Healthcare Corp., 6.25%, 11/1/18	620,000	686,263
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,000,000	1,004,710
Universal Health Services, Inc., 7.125%, 6/30/16	290,000	324,800
		8,281,429
HOTELS, RESTAURANTS AND LEISURE - 0.3%
Carnival Corp., 1.20%, 2/5/16	650,000	654,246
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	650,000	726,375
		1,380,621
HOUSEHOLD DURABLES - 0.7%
D.R. Horton, Inc., 3.625%, 2/15/18	1,000,000	1,018,750
Lennar Corp., 4.75%, 12/15/17	1,000,000	1,065,000
Toll Brothers Finance Corp., 4.00%, 12/31/18	680,000	698,700
Whirlpool Corp., 1.35%, 3/1/17	500,000	499,308
		3,281,758
HOUSEHOLD PRODUCTS - 0.5%
Jarden Corp., 7.50%, 1/15/20	1,000,000	1,091,250
Spectrum Brands, Inc., 6.75%, 3/15/20	1,000,000	1,086,250
		2,177,500
INDUSTRIAL CONGLOMERATES - 0.4%
Bombardier, Inc., 7.50%, 3/15/18(1)	600,000	679,500
General Electric Co., 0.85%, 10/9/15	1,000,000	1,004,962
		1,684,462
INSURANCE - 1.0%
American International Group, Inc., 4.875%, 9/15/16	1,000,000	1,091,735
Berkshire Hathaway, Inc., 0.80%, 2/11/16	1,000,000	1,005,512

13

	Principal Amount	Value
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	$400,000	$442,990
Hartford Financial Services Group, Inc., 5.375%, 3/15/17	410,000	454,064
International Lease Finance Corp., 4.875%, 4/1/15	600,000	624,006
Metropolitan Life Global Funding I, 1.70%, 6/29/15(1)	1,000,000	1,013,540
		4,631,847
IT SERVICES - 0.7%
Computer Sciences Corp., 2.50%, 9/15/15	1,000,000	1,021,084
International Business Machines Corp., 0.875%, 10/31/14	2,000,000	2,007,280
		3,028,364
LIFE SCIENCES TOOLS AND SERVICES - 0.4%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	1,200,000	1,251,680
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	600,000	596,872
		1,848,552
MACHINERY - 0.5%
Caterpillar, Inc., 0.95%, 6/26/15	1,000,000	1,006,114
Oshkosh Corp., 8.50%, 3/1/20	1,000,000	1,102,500
		2,108,614
MEDIA - 2.5%
Comcast Corp., 5.90%, 3/15/16	500,000	549,843
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.50%, 3/1/16	1,295,000	1,354,336
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 2.40%, 3/15/17	1,000,000	1,022,711
Discovery Communications LLC, 3.70%, 6/1/15	500,000	517,484
DISH DBS Corp., 7.125%, 2/1/16	600,000	657,000
Embarq Corp., 7.08%, 6/1/16	1,000,000	1,114,801
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14	410,000	423,838
Time Warner, Inc., 3.15%, 7/15/15	1,250,000	1,291,480
Time Warner, Inc., 5.875%, 11/15/16	1,000,000	1,121,406
Univision Communications, Inc., 6.875%, 5/15/19(1)	850,000	915,875
Viacom, Inc., 4.375%, 9/15/14	1,500,000	1,525,876
Virgin Media Secured Finance plc, 6.50%, 1/15/18	1,000,000	1,037,500
		11,532,150
METALS AND MINING - 1.0%
ArcelorMittal, 4.25%, 2/25/15	1,100,000	1,126,125
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(1)	1,390,000	1,467,319
Glencore Funding LLC, 1.70%, 5/27/16(1)	1,000,000	1,003,974
Xstrata Canada Financial Corp., 2.85%, 11/10/14(1)	1,000,000	1,009,892
		4,607,310
MULTI-UTILITIES - 2.1%
Calpine Corp., 7.875%, 7/31/20(1)	1,049,000	1,159,145
CMS Energy Corp., 4.25%, 9/30/15	1,060,000	1,110,539
Dominion Resources, Inc., 2.25%, 9/1/15	1,000,000	1,020,287
Dominion Resources, Inc., 1.25%, 3/15/17	1,000,000	998,601
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	500,000	546,250
DPL, Inc., 6.50%, 10/15/16	500,000	542,500
GenOn Energy, Inc., 7.875%, 6/15/17	675,000	681,750
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	1,000,000	1,004,946

14

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc., 1.34%, 9/1/15	$1,000,000	$1,007,671
NRG Energy, Inc., 7.625%, 1/15/18	595,000	670,863
Sempra Energy, 6.50%, 6/1/16	750,000	835,369
		9,577,921
MULTILINE RETAIL - 0.2%
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	800,000	890,558
OFFICE ELECTRONICS - 0.1%
Xerox Corp., 4.25%, 2/15/15	500,000	515,301
OIL, GAS AND CONSUMABLE FUELS - 3.0%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	785,000	606,413
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	875,000	945,000
Anadarko Petroleum Corp., 5.75%, 6/15/14	600,000	606,146
Anadarko Petroleum Corp., 5.95%, 9/15/16	400,000	444,078
Chevron Corp., 0.89%, 6/24/16	1,000,000	1,005,909
CNOOC Finance 2013 Ltd., 1.125%, 5/9/16	1,000,000	1,000,285
Concho Resources, Inc., 7.00%, 1/15/21	500,000	553,750
EOG Resources, Inc., 2.95%, 6/1/15	400,000	411,372
Marathon Petroleum Corp., 3.50%, 3/1/16	985,000	1,032,430
Peabody Energy Corp., 7.375%, 11/1/16	590,000	663,750
Petrobras Global Finance BV, 2.00%, 5/20/16	1,000,000	993,750
Petrobras International Finance Co. - Pifco, 2.875%, 2/6/15	1,000,000	1,015,500
Phillips 66, 1.95%, 3/5/15	1,000,000	1,011,921
Plains Exploration & Production Co., 6.125%, 6/15/19	1,000,000	1,108,750
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	1,250,000	1,343,750
Total Capital International SA, 1.00%, 8/12/16	1,000,000	1,005,805
		13,748,609
PERSONAL PRODUCTS - 0.4%
Elizabeth Arden, Inc., 7.375%, 3/15/21	675,000	729,000
Procter & Gamble Co. (The), 4.85%, 12/15/15	1,000,000	1,071,747
		1,800,747
PHARMACEUTICALS - 2.4%
AbbVie, Inc., 1.20%, 11/6/15	2,700,000	2,724,284
GlaxoSmithKline Capital plc, 0.75%, 5/8/15	1,000,000	1,004,583
Mylan, Inc., 1.80%, 6/24/16	1,000,000	1,014,650
Mylan, Inc., 1.35%, 11/29/16	690,000	691,773
Mylan, Inc., 7.875%, 7/15/20(1)	2,000,000	2,242,828
Perrigo Co. plc, 1.30%, 11/8/16(1)	1,500,000	1,498,044
Sanofi, 1.20%, 9/30/14	950,000	954,211
Zoetis, Inc., 1.15%, 2/1/16	1,000,000	1,004,499
		11,134,872
REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.1%
American Tower Corp., 4.625%, 4/1/15	600,000	621,766
Boston Properties LP, 5.00%, 6/1/15	900,000	943,578
HCP, Inc., 3.75%, 2/1/16	600,000	631,922
HCP, Inc., 6.00%, 1/30/17	900,000	1,013,231
Health Care REIT, Inc., 3.625%, 3/15/16	650,000	682,980

15

	Principal Amount	Value
Hospitality Properties Trust, 5.625%, 3/15/17	$1,000,000	$1,095,841
ProLogis LP, 6.125%, 12/1/16	1,055,000	1,182,058
Reckson Operating Partnership LP, 6.00%, 3/31/16	800,000	868,313
Simon Property Group LP, 5.75%, 12/1/15	1,000,000	1,071,794
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	1,200,000	1,245,840
		9,357,323
ROAD AND RAIL - 0.7%
Norfolk Southern Corp., 5.26%, 9/17/14	121,000	123,632
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 7/11/14(1)	1,000,000	1,004,877
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(1)	620,000	635,836
Union Pacific Corp., 4.875%, 1/15/15	1,275,000	1,318,022
		3,082,367
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT - 0.4%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	660,000	678,150
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	1,000,000	1,010,000
		1,688,150
SOFTWARE - 0.2%
Adobe Systems, Inc., 3.25%, 2/1/15	100,000	102,141
Intuit, Inc., 5.75%, 3/15/17	200,000	224,755
Oracle Corp., 3.75%, 7/8/14	650,000	655,820
		982,716
SPECIALTY RETAIL - 0.7%
Hertz Corp. (The), 6.75%, 4/15/19	675,000	726,469
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	1,000,000	1,100,000
United Rentals North America, Inc., 5.75%, 7/15/18	1,350,000	1,451,250
		3,277,719
TEXTILES, APPAREL AND LUXURY GOODS - 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	1,001,000	1,098,597
TOBACCO - 0.2%
Altria Group, Inc., 4.125%, 9/11/15	800,000	838,670
WIRELESS TELECOMMUNICATION SERVICES - 0.9%
America Movil SAB de CV, 2.375%, 9/8/16	1,000,000	1,034,000
Sprint Communications, 6.00%, 12/1/16	1,500,000	1,648,125
T-Mobile USA, Inc., 6.46%, 4/28/19	1,500,000	1,608,750
		4,290,875
TOTAL CORPORATE BONDS (Cost $230,430,146)		232,405,778
U.S. TREASURY SECURITIES - 21.6%
U.S. Treasury Notes, 0.375%, 11/15/15(2)	4,400,000	4,407,220
U.S. Treasury Notes, 0.375%, 3/31/16	2,000,000	1,998,046
U.S. Treasury Notes, 1.50%, 7/31/16	11,700,000	11,950,450
U.S. Treasury Notes, 0.875%, 11/30/16	6,000,000	6,021,798
U.S. Treasury Notes, 0.625%, 12/15/16	50,800,000	50,615,444
U.S. Treasury Notes, 0.625%, 2/15/17	9,500,000	9,440,996
U.S. Treasury Notes, 0.75%, 3/15/17	13,900,000	13,850,585
TOTAL U.S. TREASURY SECURITIES (Cost $98,397,665)		98,284,539

16

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS(3) - 10.4%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS - 6.8%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	$586,348	$607,889
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 2.82%, 4/1/14	872,105	876,999
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	120,297	123,460
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	374,633	394,277
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	662,111	617,050
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.59%, 4/1/14	372,126	371,858
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.38%, 4/1/14	1,136,236	1,136,405
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.25%, 4/1/14	1,131,498	1,126,076
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.25%, 4/1/14	190,390	188,839
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	115,210	118,844
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	430,018	455,550
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	316,464	337,500
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	11,272	11,320
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.52%, 4/1/14	38,770	38,572
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.19%, 4/1/14	760,665	751,030
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.79%, 4/1/14	457,268	454,707
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.58%, 4/1/14	351,608	349,637
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 4/1/14	1,232,773	1,248,014
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	150,317	151,803
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 4/1/14	984,274	938,541
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.65%, 4/1/14	767,223	786,609
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	213,511	225,548
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.48%, 4/1/14	1,174,368	1,153,967
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS SEQ, 3.21%, 2/15/46	1,024,000	982,179
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, VRN, 2.46%, 4/1/14	558,151	560,472
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 5.52%, 4/1/14	1,328,208	1,321,234
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A4 SEQ, VRN, 2.61%, 4/1/14	492,706	478,380

17

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A5 SEQ, VRN, 2.61%, 4/1/14	$492,706	$478,380
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.61%, 4/1/14	461,719	448,293
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.74%, 4/1/14	482,412	454,656
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	286,011	306,273
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.63%, 4/1/14	296,966	303,622
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/14	690,631	710,243
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/14	1,176,657	1,202,091
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	73,950	75,826
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 4/1/14	667,279	682,790
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 4/1/14	1,057,240	1,073,454
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.64%, 4/1/14	637,198	655,527
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.62%, 4/1/14	1,013,006	1,028,682
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	343,052	364,441
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	757,121	747,025
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.62%, 4/1/14	289,306	271,061
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 4/1/14	229,130	210,191
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.61%, 4/1/14	948,349	948,379
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 2.63%, 4/1/14	678,871	645,732
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.62%, 4/1/14	1,133,483	1,100,947
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	237,570	231,606
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	356,779	350,030
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	441,974	456,053
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	246,697	256,594
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	643,502	668,498
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	79,505	82,477
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	1,141,880	1,112,527
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	238,558	252,203
		30,924,361

18

	Principal Amount	Value
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 3.6%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17	$36,856	$37,323
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	522,087	544,187
FHLMC, Series 2899, Class HA SEQ, 4.00%, 5/15/19	141,781	144,424
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	727,470	750,308
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	388,710	407,524
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	2,191,344	2,298,291
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	496,763	520,947
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	1,231,568	1,291,519
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	1,218,098	1,281,099
FNMA, Series 2006-60, Class KF, VRN, 0.45%, 4/25/14	1,911,657	1,910,693
FNMA, Series 2009-33, Class FB, VRN, 0.97%, 4/25/14	2,550,797	2,590,706
FNMA, Series 2009-87, Class HF, VRN, 1.00%, 4/25/14	1,045,630	1,059,686
FNMA, Series 2010-50, Class AB SEQ, 2.50%, 1/25/24	453,266	459,725
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	519,691	536,295
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	2,500,000	2,500,457
		16,333,184
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $46,552,665)		47,257,545
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) - 5.4%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/14	1,050,000	1,103,253
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/14	450,000	478,811
BBCMS Trust, Series 2013-TYSN, Class A2 SEQ, 3.76%, 9/5/32(1)	1,400,000	1,458,129
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 4/15/14(1)	1,075,000	1,076,864
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/14	1,075,000	1,093,355
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/14	567,151	568,445
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	796,308	820,265
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,430,413	1,471,304
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class B, 4.05%, 4/10/34(1)	1,080,000	1,103,433
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(1)	2,782,975	2,742,988
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	124,898	129,720
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 6.00%, 4/11/14	62,276	62,321
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	1,140,429	1,151,669
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30	892,675	919,759
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/14	700,000	734,371
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/14	600,000	639,063

19

	Principal Amount	Value
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	$2,387,982	$2,429,796
Morgan Stanley Capital I, Series 2005-T19, Class A4A SEQ, 4.89%, 6/12/47	2,088,948	2,174,038
VNDO Mortgage Trust, Series 2013-PENN, Class A SEQ, 3.81%, 12/13/29(1)	800,000	836,726
VNDO Mortgage Trust, Series 2013-PENN, Class D, VRN, 3.95%, 4/1/14(1)	1,325,000	1,319,636
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.40%, 4/1/14	466,547	468,043
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	27,413	27,565
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,850,000	1,877,734
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $24,949,388)		24,687,288
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) - 4.4%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.4%
FHLMC, VRN, 1.76%, 4/15/14	432,369	435,597
FHLMC, VRN, 1.85%, 4/15/14	784,710	794,015
FHLMC, VRN, 1.97%, 4/15/14	579,752	590,092
FHLMC, VRN, 1.98%, 4/15/14	722,200	732,915
FHLMC, VRN, 2.07%, 4/15/14	1,308,337	1,316,396
FHLMC, VRN, 2.36%, 4/15/14	775,455	769,012
FHLMC, VRN, 2.37%, 4/15/14	1,440,986	1,426,029
FHLMC, VRN, 2.375%, 4/15/14	1,308,908	1,396,708
FHLMC, VRN, 2.40%, 4/15/14	245,740	262,282
FHLMC, VRN, 2.57%, 4/15/14	757,406	793,676
FHLMC, VRN, 2.58%, 4/15/14	132,972	142,228
FHLMC, VRN, 2.66%, 4/15/14	1,025,346	1,061,541
FHLMC, VRN, 3.30%, 4/15/14	545,507	568,112
FHLMC, VRN, 3.56%, 4/15/14	728,066	777,037
FHLMC, VRN, 3.76%, 4/15/14	1,066,601	1,124,702
FHLMC, VRN, 4.04%, 4/15/14	340,376	360,761
FHLMC, VRN, 4.33%, 4/15/14	699,712	724,547
FHLMC, VRN, 5.13%, 4/15/14	538,415	558,741
FHLMC, VRN, 5.37%, 4/15/14	399,092	416,603
FHLMC, VRN, 6.12%, 4/15/14	182,957	191,894
FNMA, VRN, 1.90%, 4/25/14	812,047	866,449
FNMA, VRN, 1.94%, 4/25/14	801,594	855,332
FNMA, VRN, 2.31%, 4/25/14	116,617	123,851
FNMA, VRN, 2.34%, 4/25/14	14,142	15,003
FNMA, VRN, 3.02%, 4/25/14	1,189,176	1,221,508
FNMA, VRN, 3.32%, 4/25/14	1,022,869	1,056,901
FNMA, VRN, 3.35%, 4/25/14	265,930	285,628
FNMA, VRN, 3.56%, 4/25/14	414,624	444,644
FNMA, VRN, 5.24%, 4/25/14	473,538	512,235
		19,824,439

20

	Principal Amount	Value
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES†
FHLMC, 5.50%, 12/1/36	$8,702	$9,586
FNMA, 5.00%, 7/1/20	46,750	50,234
FNMA, 5.50%, 7/1/36	8,870	9,796
		69,616
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $19,910,462)		19,894,055
ASSET-BACKED SECURITIES(3) - 3.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A SEQ, 3.15%, 3/20/17(1)	975,000	1,012,710
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class B, 3.65%, 11/20/14(1)	1,500,000	1,517,218
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	647,015	652,568
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A1 SEQ, 0.90%, 4/15/18	703,357	707,110
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.41%, 4/15/14	1,225,000	1,215,717
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 4/7/14(1)	1,350,000	1,350,513
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.53%, 4/15/14	1,100,000	1,101,369
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1 SEQ, 2.12%, 2/1/16	172,754	174,279
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 SEQ, 0.72%, 4/20/18(1)	1,631,281	1,632,131
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	650,000	649,742
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.70%, 4/10/14(1)	1,000,000	1,002,537
Hertz Fleet Lease Funding LP, Series 2014-1, Class B, VRN, 0.92%, 5/12/14(1)	1,000,000	1,000,000
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 1.32%, 5/12/14(1)	1,000,000	1,000,000
Hyundai Auto Receivables Trust, Series 2014-A, Class C, 2.02%, 8/15/19	1,400,000	1,396,846
TAL Advantage LLC, Series 2014 1A, Class A, 3.51%, 2/22/39(1)	842,917	843,431
TOTAL ASSET-BACKED SECURITIES (Cost $15,254,822)		15,256,171
MUNICIPAL SECURITIES - 2.2%
California GO, 5.25%, 4/1/14	1,000,000	1,000,000
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	1,930,000	1,588,969
Puerto Rico Electric Power Authority Rev., Series 2007 TT, 5.00%, 7/1/18	365,000	292,329
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/18	370,000	296,333
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/18	1,870,000	1,497,664
Puerto Rico Electric Power Authority Rev., Series 2012 B, 5.00%, 7/1/16	1,875,000	1,670,100
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/18	2,025,000	1,813,732
Puerto Rico GO, Series 2006 B, (Public Improvement), 5.25%, 7/1/17	715,000	658,200

21

	Principal Amount/Shares	Value
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	$1,010,000	$893,759
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/18	405,000	359,705
Puerto Rico GO, Series 2011 D, (Public Improvement), 5.00%, 7/1/19	275,000	233,835
TOTAL MUNICIPAL SECURITIES (Cost $10,954,052)		10,304,626
U.S. GOVERNMENT AGENCY SECURITIES - 0.2%
FNMA, 0.875%, 5/21/18	380,000	370,162
FNMA, 1.875%, 9/18/18	440,000	444,915
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $818,664)		815,077
TEMPORARY CASH INVESTMENTS - 0.4%
BNP Paribas Finance, Inc., 0.02%, 4/1/14(4)	572,000	571,999
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $105,769), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $103,630)		103,630
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $93,027), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $91,195)		91,195
SSgA U.S. Government Money Market Fund	351,134	351,134
Union Bank N.A., 0.02%, 4/1/14(4)	$689,000	688,998
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,806,959)		1,806,956
TOTAL INVESTMENT SECURITIES - 99.0% (Cost $449,074,823)		450,712,035
OTHER ASSETS AND LIABILITIES - 1.0%		4,368,880
TOTAL NET ASSETS - 100.0%		$455,080,915

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	350,000	USD	315,465	Deutsche Bank	4/10/14	$8,947
AUD	500,000	USD	445,813	Deutsche Bank	4/10/14	17,632
AUD	1,050,000	USD	968,268	JPMorgan Chase Bank N.A.	4/10/14	4,967
AUD	350,000	USD	323,243	JPMorgan Chase Bank N.A.	4/10/14	1,169
AUD	1,468,701	USD	1,301,614	Westpac Group	4/10/14	59,710
AUD	750,000	USD	670,433	Westpac Group	4/10/14	24,735
AUD	2,100,000	USD	1,907,644	Westpac Group	4/10/14	38,825
USD	991,942	AUD	1,100,000	Barclays Bank plc	4/10/14	(27,638)
USD	1,877,767	AUD	2,150,000	HSBC Holdings plc	4/10/14	(115,047)
USD	1,531,590	AUD	1,700,000	Westpac Group	4/10/14	(44,124)
USD	999,764	AUD	1,150,000	Westpac Group	4/10/14	(66,160)
CAD	442,480	USD	400,000	Deutsche Bank	4/10/14	170
CAD	1,050,064	USD	950,000	JPMorgan Chase Bank N.A.	4/10/14	(345)
CAD	1,052,952	USD	950,000	Westpac Group	4/10/14	2,267
USD	700,000	CAD	765,240	Deutsche Bank	4/10/14	7,933

22

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,929,074	CAD	2,116,541	HSBC Holdings plc	4/10/14	$14,918
USD	1,150,000	CAD	1,296,683	Westpac Group	4/10/14	(22,693)
CHF	851,455	USD	950,000	Barclays Bank plc	4/10/14	13,191
CHF	1,012,345	USD	1,150,000	Deutsche Bank	4/10/14	(4,806)
CHF	470,077	USD	521,580	HSBC Holdings plc	4/10/14	10,184
CHF	656,258	USD	750,000	JPMorgan Chase Bank N.A.	4/10/14	(7,622)
CHF	571,332	USD	650,000	Westpac Group	4/10/14	(3,692)
USD	750,000	CHF	675,810	Barclays Bank plc	4/10/14	(14,496)
USD	350,000	CHF	313,068	Deutsche Bank	4/10/14	(4,152)
USD	1,150,000	CHF	1,030,400	Deutsche Bank	4/10/14	(15,619)
USD	600,000	CHF	531,582	HSBC Holdings plc	4/10/14	(1,341)
USD	520,026	CHF	473,031	UBS AG	4/10/14	(15,081)
CZK	16,203,772	USD	824,330	JPMorgan Chase Bank N.A.	4/10/14	(11,110)
USD	800,000	CZK	16,280,768	Barclays Bank plc	4/10/14	(17,084)
EUR	450,026	USD	611,395	Barclays Bank plc	4/10/14	8,572
EUR	900,000	USD	1,243,163	Barclays Bank plc	4/10/14	(3,300)
EUR	600,000	USD	835,182	Barclays Bank plc	4/10/14	(8,607)
EUR	700,000	USD	964,383	JPMorgan Chase Bank N.A.	4/10/14	(45)
USD	612,479	EUR	450,000	Barclays Bank plc	4/10/14	(7,452)
USD	478,314	EUR	350,000	Barclays Bank plc	4/10/14	(3,855)
USD	608,756	EUR	449,984	Barclays Bank plc	4/10/14	(11,153)
USD	689,375	EUR	500,000	JPMorgan Chase Bank N.A.	4/10/14	562
USD	2,133,188	EUR	1,550,000	UBS AG	4/10/14	(2,132)
GBP	1,000,000	USD	1,629,270	Barclays Bank plc	4/10/14	37,779
GBP	300,000	USD	502,023	Deutsche Bank	4/10/14	(1,908)
GBP	450,035	USD	735,269	HSBC Holdings plc	4/10/14	14,961
GBP	250,000	USD	414,830	UBS AG	4/10/14	1,932
USD	333,386	GBP	200,000	Barclays Bank plc	4/10/14	(24)
USD	743,471	GBP	450,163	Barclays Bank plc	4/10/14	(6,972)
USD	501,229	GBP	300,000	Deutsche Bank	4/10/14	1,114
JPY	66,536,549	USD	650,000	Barclays Bank plc	4/10/14	(5,331)
JPY	56,306,800	USD	550,000	Barclays Bank plc	4/10/14	(4,447)
JPY	148,841,050	USD	1,450,000	Barclays Bank plc	4/10/14	(7,888)
JPY	65,971,750	USD	650,000	Deutsche Bank	4/10/14	(10,804)
JPY	81,429,877	USD	787,491	Westpac Group	4/10/14	1,478
USD	800,000	JPY	82,550,400	Barclays Bank plc	4/10/14	174
USD	2,583,289	JPY	269,950,823	Westpac Group	4/10/14	(32,248)
KRW	1,292,580,000	USD	1,200,000	Barclays Bank plc	4/10/14	14,454
KRW	929,739,848	USD	872,667	Westpac Group	4/10/14	877
KRW	1,922,760,000	USD	1,800,000	Westpac Group	4/10/14	6,545
KRW	636,720,000	USD	600,000	Westpac Group	4/10/14	(1,764)
KRW	902,275,000	USD	850,000	Westpac Group	4/10/14	(2,260)
USD	1,250,000	KRW	1,362,000,000	Westpac Group	4/10/14	(29,678)
USD	1,100,000	KRW	1,174,250,000	Westpac Group	4/10/14	(3,276)
USD	1,100,000	KRW	1,179,750,000	Westpac Group	4/10/14	(8,444)
USD	950,000	KRW	1,026,000,000	Westpac Group	4/10/14	(13,987)

23

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	8,098,920	USD	1,350,000	Deutsche Bank	4/10/14	$2,152
NOK	5,780,484	USD	950,000	Deutsche Bank	4/10/14	15,079
USD	450,000	NOK	2,722,770	Deutsche Bank	4/10/14	(4,579)
USD	201,733	NOK	1,240,980	Deutsche Bank	4/10/14	(5,454)
NZD	1,150,000	USD	952,249	Barclays Bank plc	4/10/14	45,120
NZD	600,000	USD	500,262	Deutsche Bank	4/10/14	20,105
NZD	550,000	USD	456,342	Westpac Group	4/10/14	20,661
NZD	1,250,000	USD	1,050,425	Westpac Group	4/10/14	33,673
NZD	750,000	USD	642,353	Westpac Group	4/10/14	8,106
NZD	650,000	USD	555,009	Westpac Group	4/10/14	8,722
NZD	650,000	USD	558,269	Westpac Group	4/10/14	5,462
USD	463,880	NZD	547,228	Barclays Bank plc	4/10/14	(10,719)
USD	333,830	NZD	400,000	UBS AG	4/10/14	(13,081)
USD	2,094,248	NZD	2,600,000	Westpac Group	4/10/14	(160,675)
SEK	4,833,375	USD	750,000	Deutsche Bank	4/10/14	(3,315)
SEK	7,502,263	USD	1,150,000	Deutsche Bank	4/10/14	8,988
SEK	7,105,411	USD	1,100,000	Deutsche Bank	4/10/14	(2,319)
SEK	5,503,514	USD	850,000	Deutsche Bank	4/10/14	211
USD	350,000	SEK	2,254,869	Deutsche Bank	4/10/14	1,656
USD	550,000	SEK	3,549,700	Deutsche Bank	4/10/14	1,624
USD	1,023,355	SEK	6,525,218	Deutsche Bank	4/10/14	15,306
USD	1,300,000	SEK	8,256,803	JPMorgan Chase Bank N.A.	4/10/14	24,446
SGD	1,337,690	USD	1,050,000	Barclays Bank plc	4/10/14	13,435
SGD	1,842,291	USD	1,450,000	Barclays Bank plc	4/10/14	14,583
SGD	1,649,720	USD	1,300,000	HSBC Holdings plc	4/10/14	11,493
SGD	1,899,592	USD	1,509,284	HSBC Holdings plc	4/10/14	852
SGD	1,533,553	USD	1,200,000	UBS AG	4/10/14	19,143
USD	1,450,000	SGD	1,851,679	Barclays Bank plc	4/10/14	(22,046)
USD	800,000	SGD	1,023,344	Barclays Bank plc	4/10/14	(13,537)
USD	1,250,000	SGD	1,594,468	Barclays Bank plc	4/10/14	(17,568)
USD	1,640,270	SGD	2,088,351	HSBC Holdings plc	4/10/14	(19,925)
USD	1,250,000	SGD	1,590,788	HSBC Holdings plc	4/10/14	(14,643)
TWD	43,927,750	USD	1,450,000	Westpac Group	4/10/14	(7,152)
USD	1,250,000	TWD	38,093,750	Westpac Group	4/10/14	(1,225)
USD	641,608	TWD	19,251,450	Westpac Group	4/10/14	9,276
USD	1,850,000	TWD	55,657,250	Westpac Group	4/10/14	21,886
						$(237,748)
24

FUTURES CONTRACTS
Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
423 U.S. Treasury 2-Year Notes	June 2014	$92,874,938	$(114,545)

Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
439 U.S. Treasury 5-Year Notes	June 2014	$52,220,422	$324,848

Notes to Schedule of Investments
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†     Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $42,204,916, which represented 9.3% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $460,755.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

25

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $449,074,823)	$450,712,035
Receivable for investments sold	5,314,253
Receivable for capital shares sold	1,698,954
Receivable for variation margin on futures contracts	4,597
Unrealized appreciation on forward foreign currency exchange contracts	595,075
Interest receivable	2,560,081
460,884,995

Liabilities
Payable for investments purchased	3,891,150
Payable for capital shares redeemed	738,957
Unrealized depreciation on forward foreign currency exchange contracts	832,823
Accrued management fees	223,930
Distribution and service fees payable	45,565
Dividends payable	71,655
5,804,080

Net Assets	$455,080,915

Net Assets Consist of:
Capital paid in	$455,131,926
Undistributed net investment income	153,730
Accumulated net realized loss	(1,814,508)
Net unrealized appreciation	1,609,767
$455,080,915

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$293,408,044	28,150,138	$10.42
Institutional Class	$39,239,242	3,765,139	$10.42
A Class	$91,390,235	8,769,066	$10.42*
C Class	$29,430,612	2,822,531	$10.43
R Class	$1,612,782	154,670	$10.43
* Maximum offering price $10.66 (net asset value divided by 0.9775).

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Interest	$8,121,779

Expenses:
Management fees	2,744,901
Distribution and service fees:
A Class	237,412
C Class	327,008
R Class	8,587
Trustees' fees and expenses	28,555
Other expenses	300
3,346,763

Net investment income (loss)	4,775,016

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(10,387)
Futures contract transactions	(278,352)
Swap agreement transactions	17,813
Foreign currency transactions	(338,713)
(609,639)

Change in net unrealized appreciation (depreciation) on:
Investments	(3,205,773)
Futures contracts	210,303
Swap agreements	(16,848)
Translation of assets and liabilities in foreign currencies	(297,650)
(3,309,968)

Net realized and unrealized gain (loss)	(3,919,607)

Net Increase (Decrease) in Net Assets Resulting from Operations	$855,409

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$4,775,016	$3,814,277
Net realized gain (loss)	(609,639)	1,308,227
Change in net unrealized appreciation (depreciation)	(3,309,968)	1,393,975
Net increase (decrease) in net assets resulting from operations	855,409	6,516,479

Distributions to Shareholders
From net investment income:
Investor Class	(4,082,734)	(2,678,426)
Institutional Class	(664,491)	(413,346)
A Class	(1,050,093)	(1,106,457)
C Class	(102,646)	(48,990)
R Class	(14,538)	(9,465)
From net realized gains:
Investor Class	(190,862)	(307,452)
Institutional Class	(29,455)	(42,934)
A Class	(60,249)	(156,876)
C Class	(20,920)	(41,021)
R Class	(1,065)	(2,239)
Decrease in net assets from distributions	(6,217,053)	(4,807,206)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(20,173,020)	94,557,933

Net increase (decrease) in net assets	(25,534,664)	96,267,206

Net Assets
Beginning of period	480,615,579	384,348,373
End of period	$455,080,915	$480,615,579

Undistributed net investment income	$153,730	$158,759

See Notes to Financial Statements.

28

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

29

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations - All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

30

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2014 was 0.60% for the Investor Class, A Class, C Class and R Class and 0.40% for the Institutional Class.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $439,278,102, of which $256,906,292 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 totaled $459,797,586, of which $331,420,992 represented U.S. Treasury and Government Agency obligations.

31

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	19,332,645	$202,188,070	28,298,608	$297,908,457
Issued in reinvestment of distributions	347,853	3,635,593	231,125	2,434,649
Redeemed	(19,279,624)	(201,484,206)	(19,217,069)	(202,466,863)
	400,874	4,339,457	9,312,664	97,876,243
Institutional Class
Sold	2,653,540	27,725,790	2,791,242	29,370,718
Issued in reinvestment of distributions	66,409	693,933	43,219	455,378
Redeemed	(2,677,985)	(27,961,207)	(967,545)	(10,193,918)
	41,964	458,516	1,866,916	19,632,178
A Class
Sold	5,226,320	54,634,251	6,299,496	66,349,781
Issued in reinvestment of distributions	87,372	913,099	78,893	831,020
Redeemed	(7,396,727)	(77,405,988)	(7,984,113)	(84,107,971)
	(2,083,035)	(21,858,638)	(1,605,724)	(16,927,170)
C Class
Sold	1,382,196	14,459,100	1,156,626	12,178,427
Issued in reinvestment of distributions	8,803	91,958	5,730	60,346
Redeemed	(1,669,061)	(17,455,721)	(1,750,737)	(18,446,577)
	(278,062)	(2,904,663)	(588,381)	(6,207,804)
R Class
Sold	89,233	933,918	123,912	1,307,399
Issued in reinvestment of distributions	1,484	15,525	1,088	11,467
Redeemed	(110,777)	(1,157,135)	(107,766)	(1,134,380)
	(20,060)	(207,692)	17,234	184,486
Net increase (decrease)	(1,938,319)	$(20,173,020)	9,002,709	$94,557,933

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

32

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$232,405,778	—
U.S. Treasury Securities	—	98,284,539	—
Collateralized Mortgage Obligations	—	47,257,545	—
Commercial Mortgage-Backed Securities	—	24,687,288	—
U.S. Government Agency Mortgage-Backed Securities	—	19,894,055	—
Asset-Backed Securities	—	15,256,171	—
Municipal Securities	—	10,304,626	—
U.S. Government Agency Securities	—	815,077	—
Temporary Cash Investments	$351,134	1,455,822	—
	$351,134	$450,360,901	—
Other Financial Instruments
Futures Contracts	$324,848	—	—
Forward Foreign Currency Exchange Contracts	—	$595,075	—
	$324,848	$595,075	—

Liabilities
Other Financial Instruments
Futures Contracts	$(114,545)	—	—
Forward Foreign Currency Exchange Contracts	—	$(832,823)	—
	$(114,545)	$(832,823)	—

7. Derivative Instruments
Credit Risk - The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to sell protection throughout most of the period. The position reached its termination date in December 2013.

Foreign Currency Risk - The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and

33

change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Value of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$595,075	Unrealized depreciation on forward foreign currency exchange contracts	$832,823
Interest Rate Risk	Receivable for variation margin on futures contracts *	4,597	Payable for variation margin on futures contracts *	—
		$599,672		$832,823

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$17,813	Change in net unrealized appreciation (depreciation) on swap agreements	$(16,848)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(338,713)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(297,649)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(278,352)	Change in net unrealized appreciation (depreciation) on futures contracts	210,303
		$(599,252)		$(104,194)

34

8. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$6,217,053	$4,380,137
Long-term capital gains	—	$427,069

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$449,074,898
Gross tax appreciation of investments	$3,414,341
Gross tax depreciation of investments	(1,777,204)
Net tax appreciation (depreciation) of investments	$1,637,137
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(5,429)
Net tax appreciation (depreciation)	$1,631,708
Other book-to-tax adjustments	$(10,420)
Undistributed ordinary income	$153,730
Accumulated short-term capital losses	$(1,688,599)
Accumulated long-term capital losses	$(137,430)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized appreciation (depreciation) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

35

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.54	0.12	(0.09)	0.03	(0.14)	(0.01)	(0.15)	$10.42	0.28%	0.60%	1.11%	94%	$293,408
2013	$10.50	0.10	0.07	0.17	(0.12)	(0.01)	(0.13)	$10.54	1.61%	0.60%	0.99%	77%	$292,484
2012	$10.51	0.15	0.11	0.26	(0.27)	—	(0.27)	$10.50	2.52%	0.61%	1.48%	100%	$193,624
2011	$10.46	0.19	0.07	0.26	(0.20)	(0.01)	(0.21)	$10.51	2.48%	0.61%	1.77%	72%	$179,159
2010	$10.26	0.23	0.27	0.50	(0.24)	(0.06)	(0.30)	$10.46	4.98%	0.61%	2.25%	111%	$93,643
Institutional Class
2014	$10.54	0.14	(0.09)	0.05	(0.16)	(0.01)	(0.17)	$10.42	0.48%	0.40%	1.31%	94%	$39,239
2013	$10.50	0.12	0.07	0.19	(0.14)	(0.01)	(0.15)	$10.54	1.81%	0.40%	1.19%	77%	$39,236
2012	$10.51	0.18	0.10	0.28	(0.29)	—	(0.29)	$10.50	2.72%	0.41%	1.68%	100%	$19,492
2011	$10.46	0.20	0.08	0.28	(0.22)	(0.01)	(0.23)	$10.51	2.69%	0.41%	1.97%	72%	$44,932
2010	$10.26	0.25	0.27	0.52	(0.26)	(0.06)	(0.32)	$10.46	5.19%	0.41%	2.45%	111%	$1,348
A Class
2014	$10.54	0.09	(0.08)	0.01	(0.12)	(0.01)	(0.13)	$10.42	0.03%	0.85%	0.86%	94%	$91,390
2013	$10.50	0.08	0.06	0.14	(0.09)	(0.01)	(0.10)	$10.54	1.35%	0.85%	0.74%	77%	$114,370
2012	$10.51	0.13	0.11	0.24	(0.25)	—	(0.25)	$10.50	2.26%	0.86%	1.23%	100%	$130,824
2011	$10.46	0.16	0.07	0.23	(0.17)	(0.01)	(0.18)	$10.51	2.23%	0.86%	1.52%	72%	$115,063
2010	$10.26	0.21	0.27	0.48	(0.22)	(0.06)	(0.28)	$10.46	4.72%	0.86%	2.00%	111%	$99,307

36

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$10.54	0.01	(0.08)	(0.07)	(0.03)	(0.01)	(0.04)	$10.43	(0.66)%	1.60%	0.11%	94%	$29,431
2013	$10.51	—(3)	0.05	0.05	(0.01)	(0.01)	(0.02)	$10.54	0.53%	1.60%	(0.01)%	77%	$32,682
2012	$10.51	0.05	0.12	0.17	(0.17)	—	(0.17)	$10.51	1.59%	1.61%	0.48%	100%	$38,754
2011	$10.46	0.08	0.07	0.15	(0.09)	(0.01)	(0.10)	$10.51	1.47%	1.61%	0.77%	72%	$42,875
2010	$10.26	0.13	0.27	0.40	(0.14)	(0.06)	(0.20)	$10.46	3.94%	1.61%	1.25%	111%	$28,464
R Class
2014	$10.55	0.06	(0.08)	(0.02)	(0.09)	(0.01)	(0.10)	$10.43	(0.22)%	1.10%	0.61%	94%	$1,613
2013	$10.51	0.05	0.06	0.11	(0.06)	(0.01)	(0.07)	$10.55	1.10%	1.10%	0.49%	77%	$1,843
2012	$10.52	0.10	0.11	0.21	(0.22)	—	(0.22)	$10.51	2.01%	1.11%	0.98%	100%	$1,655
2011	$10.46	0.13	0.09	0.22	(0.15)	(0.01)	(0.16)	$10.52	2.07%	1.11%	1.27%	72%	$2,133
2010	$10.26	0.18	0.27	0.45	(0.19)	(0.06)	(0.25)	$10.46	4.46%	1.11%	1.75%	111%	$432

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2014

38

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

40

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

41

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $300,978 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82109 1405

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $222,451
FY 2014:    $211,980

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $136,896
FY 2014:    $109,100

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	5/30/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	5/30/2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	5/30/2014